UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: November 30, 2013

Date of reporting period: November 30, 2013

Item 1. Report to Shareholders

Allianz Multi-Strategy Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Annual Report

November 30, 2013

AllianzGI Retirement 2015 Fund

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Retirement Income Fund

AllianzGI Global Allocation Fund

AllianzGI Global Growth Allocation Fund

AllianzGI Behavioral Advantage Large Cap Fund

AllianzGI China Equity Fund

AllianzGI Convertible Fund

AllianzGI Disciplined Equity Fund

AllianzGI Dynamic Emerging Multi-Asset Fund

AllianzGI Global Fundamental Strategy Fund

AllianzGI Global Managed Volatility Fund

AllianzGI Global Water Fund

AllianzGI High Yield Bond Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI Multi-Asset Real Return Fund

AllianzGI NFJ Emerging Markets Value Fund

AllianzGI NFJ Global Dividend Value Fund

AllianzGI NFJ International Small-Cap Value Fund

AllianzGI NFJ International Value II Fund

AllianzGI Redwood Fund

AllianzGI Short Duration High Income Fund

AllianzGI Structured Alpha Fund

AllianzGI Ultra Micro Cap Fund

AllianzGI U.S. Emerging Growth Fund

AllianzGI U.S. Equity Hedged Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses. Please read the prospectus carefully before you invest or send money.

2–3	Letter from the President
4–95	Fund Summaries
96–97	Important Information
98–100	Benchmark Descriptions
101–143	Schedules of Investments
144–155	Statements of Assets and Liabilities
156–167	Statements of Operations
168–181	Statements of Changes in Net Assets
182–231	Financial Highlights
232–297	Notes to Financial Statements
298	Report of Independent Registered Public Accounting Firm
299–300	Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements
301–302	Tax Information
303	Privacy Policy
304–305	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date and target-risk funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. For the target-date funds, the balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal value of the Funds is not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Letter from the President

Brian S. Shlissel

President

Dear Shareholder,

The US economy expanded throughout the 12-month fiscal reporting period ended November 30, 2013. In contrast, growth in many other developed countries was generally less robust. Demand for equities and lower rated, higher yielding fixed income securities was solid as investors sought incremental returns in the relatively low interest rate environment.

12 Months in Review

For the 12-month fiscal reporting period ended November 30, 2013, US stocks, as measured by the Standard & Poor’s 500 Index, rose 30.30%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, rose 24.84% and 26.38%, respectively, in dollar-denominated terms. The MSCI Emerging Markets Index rose a relatively modest 3.66% during the 12-month period.

With respect to bonds, the Barclays US Credit Index declined 1.85%, while the Barclays Global High Yield Index rose 8.50%. The Barclays US Government Bond Index decreased 2.14%, and the broader bond market index, as measured by the Barclays US Aggregate Index, fell 1.61%.

During the reporting period, the US experienced choppy, but continued growth. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 0.1% during the fourth quarter of 2012, as private inventory investment and federal government spending moderated. However, GDP growth rose to 1.1% and 2.5% annual rates during the first and second quarters of 2013, respectively. The US Commerce Department reported that third quarter 2013 GDP growth registered at 4.1%. Supporting the economy were signs of improvement in the housing market and although unemployment remained elevated, the unemployment rate declined during the reporting period.

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy throughout the reporting period. However, with unemployment falling and signs of improving economic activity, in June 2013 the Fed announced its intention to begin tapering its monthly $85 billion asset purchase program. This announcement triggered sharply rising yields and declining bond prices. However, the Fed surprised many investors at its meetings in September and October 2013 by choosing not to begin tapering. This caused yields to drop from the reporting period peak in early September. All told, US Treasury bond interest rates moved sharply higher during the 12-month fiscal period, with the yield on the benchmark 10-year Treasury bond rising from 1.62% to 2.75%.

2	November 30, 2013 |	Annual Report

Outlook

Looking at the global economy, the US was highly resilient and appeared to overcome the headwinds associated with higher taxes, the sequestration and rising interest rates. Significant fiscal and monetary policy accommodation, along with a weakening yen, supported Japan’s economy. While the euro zone finally emerged from its lengthy recession, growth was lackluster. Growth in many emerging market countries surpassed the growth experienced in more developed countries even though the pace of growth for many emerging market countries moderated during the reporting period.

In December 2013, after the reporting period concluded, the Fed announced the tapering of its asset purchase program. We expect the central bank to take a measured approach with the withdrawal of its purchases in 2014. While ongoing Fed tapering could lead to periods of volatility, the Fed made it clear that it does not intend to raise short term rates for an extended period, indicating that “highly accommodative stance of monetary policy will remain appropriate for a considerable time after the asset purchase program ends and the economic recovery strengthens.” Consequently, concerns of higher mortgage rates impacting the housing market, geopolitical issues, and continued dysfunction in Washington DC are likely to contribute to market volatility.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Annual Report	| November 30, 2013	3

Unaudited

AllianzGI Retirement 2015 Fund

For the period of December 1, 2012, through November 30, 2013, as provided by the US Multi-Asset Group.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at Net Asset Value (“NAV”) of the AllianzGI Retirement 2015 Fund (the “Fund”) returned 3.10% outperforming the Dow Jones Real Return 2015 Index (the “benchmark index”) which returned -0.88%.

What Happened

During the twelve-month period ended November 30, 2013, markets were dominated by financial repression from central banks around the world, including the Federal Reserve, European Central Bank, Bank of England and the Bank of Japan (BOJ). As a result, short term rates were kept low and below inflation with three consequences: private and public balance sheets continued to be repaired, massive wealth transfers from savers to borrowers including sovereign governments continued to take place which pushed investors into risky assets. The dominant theme for much of the period from the second quarter of 2013 on revolved around the question of the “beginning of the end of quantitative easing” (QE) through tapering large-scale asset purchases.

In the US, growth has resumed. The energy boom in the middle of the country has had wide ranging effects from chemical industry profits, capital spending on steel, trucks, sand and infrastructure in general. The banks are healthy, after having written off over $1 trillion in bad assets. The US fiscal disaster, for now, is a thing of the past.

Europe has emerged from its crisis with less recourse to the draconian spending cuts that are the hallmark of austerity programs of the past. While growth has resumed across the continent, recent data suggests that the divergence between Germany and France is becoming more pronounced, with France’s manufacturing sector continuing to contract. In the periphery, Italy and Spain have benefitted from an export recovery and a reduction in unit labor costs as well as in the case of Spain, healthier banks.

In Japan, Prime Minister Shinzo Abe led the charge toward joining the developed market QE bandwagon this year. The BOJ launched a QE program that is the equivalent of 10% of Japan’s GDP.

Finally in emerging markets (EM), the effects of the anticipated taper were pronounced. The effect of the taper (and the consequential increase in US interest rates) combined with political unrest in several countries (including

Brazil, Turkey and Egypt) contributed to an indiscriminate EM selloff that began in May and stretched to the end of September. As a result, emerging market assets were among the worst performers for the period.

What did all of this mean for markets?

In equities, across the globe returns were large double digits, with little earnings growth and all the returns coming from PE expansion. Japan was among the best performing developed markets for the period, up around 33%. Overall there was little earnings growth in the period but massive PE expansion, some markets such as Italy posted a 60% increase in the market PE. It was a similar story for risky bonds. While interest rates have gone up, the demand for income is so high, that spreads fell and the riskiest bond went up the most. For example, in the US CCC bonds were up 13% year-to-date while AAAs were down over 4% year-to-date.

Portfolio Review

During the twelve-month period ended November 30, 2013, and relative to its benchmark index, the Fund held underweights in US and non-US large-cap equities, emerging market equities, real-return assets (including real estate and commodities futures) and TIPS. The Fund is underweight in duration versus its benchmarks. It held overweight positions in US and non-US small-cap equities and in nominal fixed-income assets.

For the period, performance was materially ahead of benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Floating Income Fund and PIMCO Mortgage Opportunities Fund all materially outperformed the Barclays US Aggregate Bond Index for the period. The underweight to TIPS also resulted in a positive asset allocation effect. The Fund’s underweight in commodities contributed to performance. An underweight in real estate helped dampen volatility in the portfolios as real estate investment trusts (“REITs”) were around three times more volatile than treasuries during the period from May to September (at the height of the taper effect). An underweight to global equities hurt overall performance. More generally, for the period, being underweight risky assets offset some of the gains from positions in fixed income and real return assets.

In global equities, the portfolio underperformed the benchmark. While an underweight to equities hurt, this was partially offset by an overweight to small cap and US (versus other developed markets). For the period, small cap equities outperformed large cap equities by about 10% and the US outperformed developed markets by more than 4% (based on the Russell 1000 and 2000 indexes for the former and Dow Jones total return indexes for the latter). In emerging market equities, exposure to frontier markets, which outperformed broader EM by more than 22% for the period also contributed.

In the fixed income portion of the portfolio, selection within nominal bonds, especially in the intermediate bond and global credit categories contributed to performance. This was helped by good performance from PIMCO Floating Income Fund and PIMCO Income Fund—which were up 3.33% and 6.40% respectively for the period. The TIPS portion of the fixed-income portfolio also contributed to performance due to an underweight to intermediate-term TIPS.

The Fund benefited from an underweight to commodities versus its benchmark. Commodities significantly underperformed equities, with the Dow Jones-UBS Commodity Index down 12.96%. Real-estate holdings detracted from performance. A negative asset allocation effect in real estate—due to poor relative performance of the asset class for the period—was partially offset by fund selection as a tilt toward global REITs. For the period, the Dow Jones US Select REIT Index was up 4.45% while the Dow Jones Global ex-US REIT Index was up 5.81%.

Outlook

For 2014, central bankers will almost certainly keep pushing on the only two levers that move when pushed: (1) the interest rate lever of financial repression and (2) the wealth lever of asset purchases. We believe the results next year should resemble those of 2013, with the following three new twists: (i) risk assets are already fully priced to expensive; (ii) economic growth is resuming, at least in the US; (iii) a weak yen, which has so far helped Japan, may present negative externalities for the Asian economies that compete with Japan on exports.

In fixed income, for investors who need income and whose appetite for credit risk is limited, we believe 2014 may be another year of drought. Worse, as the end of QE takes shape in the US

4	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Retirement 2015 Fund (cont’d)

and eventually elsewhere, the risk of owning duration is severe. It is difficult to find any asset with a decent yield and minimal duration and valuation risks, with a few exceptions: short-term high yield and some mortgage markets. Beyond these specialized areas, investors will have to rely on active management strategies to stem the steady QE-driven destruction of wealth in bonds.

In equities, growth at a reasonable price is a viable strategy in some markets. These include the US at 15 times projected 2014 earnings, with earnings growth estimated at 6% to 8%, and the UK at 13 times projected 2014 earnings with a similar growth outlook. Japan, still in a cheap-yen-driven export boom, is not cheap and has a high risk of failure. We believe there are also pockets of value, including Spain, which in a few short years has radically trimmed its labor costs, repaired its banks, and moved to a trade surplus, is valued at a P/E ratio in the mid-teens and earnings are less than 50% of what they used to be, presenting an attractive combination of earnings recovery and reasonable valuation.

Commodities remain in a one-way trend: down. Demand from China has moderated (infrastructure spending is no longer 40% of GDP) and the supply response has been tremendous. In real estate, global REITs are still growing as capital-markets funding of real estate replaces bank funding, but the importance of yield to REIT returns and valuations make them bond like, that is, highly sensitive to the envisioned end of QE.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI Retirement 2015 Fund Class A	3.10%	9.63%
AllianzGI Retirement 2015 Fund Class A (adjusted)	–2.57%	8.38%
AllianzGI Retirement 2015 Fund Class C	2.29%	8.80%
AllianzGI Retirement 2015 Fund Class C (adjusted)	1.29%	8.80%
AllianzGI Retirement 2015 Fund Class D	2.95%	9.59%
AllianzGI Retirement 2015 Fund Class R	2.71%	9.31%
AllianzGI Retirement 2015 Fund Class P	3.39%	9.91%
AllianzGI Retirement 2015 Fund Class R6	3.52%	10.01%
AllianzGI Retirement 2015 Fund Administrative Class	3.08%	9.68%
Dow Jones Real Return 2015 Index	–0.88%	8.42%
Lipper Mixed-Asset Target 2015 Funds Average	9.58%	11.15%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.97% for Class A shares, 1.72% for Class C shares, 1.07% for Class D shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Annual Report	| November 30, 2013	5

Unaudited

AllianzGI Retirement 2015 Fund (cont’d)

Cumulative Returns Through November 30, 2013

Fund Allocation (as of November 30, 2013)

PIMCO 1-5 Year U.S. TIPS Index	12.5%
PIMCO Short-Term	11.9%
PIMCO Real Return	11.5%
PIMCO Income	9.0%
PIMCO Mortgage Opportunities	6.5%
PIMCO Floating Income	4.5%
AllianzGI Income & Growth	4.0%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	4.0%
Other	35.3%
Cash & Equivalents — Net	0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,012.90	$1,008.90	$1,012.40	$1,010.90	$1,014.40	$1,014.90	$1,012.90
Expenses Paid During Period	$1.97	$5.74	$2.37	$3.68	$0.45	$—	$1.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,023.11	$1,019.35	$1,022.71	$1,021.41	$1,024.62	$1,025.07	$1,023.31
Expenses Paid During Period	$1.98	$5.77	$2.38	$3.70	$0.46	$—	$1.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.39% for Class A, 1.14% for Class C, 0.47% for Class D, 0.73% for Class R, 0.09% for Class P, 0.00% for Class R6 and 0.35% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

6	November 30, 2013 |	Annual Report

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	| November 30, 2013	7

Unaudited

AllianzGI Retirement 2020 Fund

For the period of December 1, 2012, through November 30, 2013, as provided by the US Multi-Asset Group.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of the AllianzGI Retirement 2020 Fund (the “Fund”) returned 3.75% outperforming the Dow Jones Real Return 2020 Index (the “benchmark index”) which returned 0.22%.

What Happened

During the twelve-month period ended November 30, 2013, markets were dominated by financial repression from central banks around the world, including the Federal Reserve, European Central Bank, Bank of England and the Bank of Japan (BOJ). As a result, short term rates were kept low and below inflation with three consequences: private and public balance sheets continued to be repaired, massive wealth transfers from savers to borrowers including sovereign governments continued to take place which pushed investors into risky assets. The dominant theme for much of the period from the second quarter of 2013 on revolved around the question of the “beginning of the end of quantitative easing” (QE) through tapering large-scale asset purchases.

In the US, growth has resumed. The energy boom in the middle of the country has had wide ranging effects from chemical industry profits, capital spending on steel, trucks, sand and infrastructure in general. The banks are healthy, after having written off over $1 trillion in bad assets. The US fiscal disaster, for now, is a thing of the past.

Europe has emerged from its crisis with less recourse to the draconian spending cuts that are the hallmark of austerity programs of the past. While growth has resumed across the continent, recent data suggest that the divergence between Germany and France is becoming more pronounced, with France’s manufacturing sector continuing to contract. In the periphery, Italy and Spain have benefitted from an export recovery and a reduction in unit labor costs as well as in the case of Spain, healthier banks.

In Japan, Prime Minister Shinzo Abe led the charge toward joining the developed market QE bandwagon this year. The BOJ launched a QE program that is the equivalent of 10% of Japan’s GDP.

Finally in emerging markets (EM), the effects of the anticipated taper were pronounced. The effect of the taper (and the consequential increase in US interest rates) combined with political unrest in several countries (including Brazil, Turkey and Egypt) contributed to an indiscriminate EM selloff that began in May and stretched to the end of September. As a result, emerging market assets were among the worst performers for the period.

What did all of this mean for markets?

In equities, across the globe returns were large double digits, with little earnings growth and all the returns coming from PE expansion. Japan was among the best performing developed markets for the period, up around 33%. Overall there was little earnings growth in the period but massive PE expansion, some markets such as Italy posted a 60% increase in the market PE. It was a similar story for risky bonds. While interest rates have gone up, the demand for income is so high, that spreads fell and the riskiest bond went up the most. For example, in the US CCC bonds were up 13% year-to-date while AAAs were down over 4% year-to-date.

Portfolio Review

During the twelve-month period ended November 30, 2013, and relative to its benchmark index, the Fund held underweights in US and non-US large-cap equities, emerging market equities, real-return assets (including real estate and commodities futures) and TIPS. The Fund is underweight in duration versus its benchmarks. It held overweight positions in US and non-US small-cap equities and in nominal fixed-income assets.

For the period, performance was materially ahead of benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Floating Income Fund and PIMCO Mortgage Opportunities Fund all materially outperformed the Barclays US Aggregate Bond Index for the period. The underweight to TIPS also resulted in a positive asset allocation effect. The Fund’s underweight in commodities contributed to performance. An underweight in real estate helped dampen volatility in the portfolios as real estate investment trusts (“REITs”) were around three times more volatile than treasuries during the period from May to September (at the height of the taper effect). An underweight to global equities hurt overall performance. More generally, for the period, being underweight risky assets offset some of the gains from positions in fixed income and real return assets.

In global equities, the portfolio underperformed the benchmark. While an underweight to equities hurt, this was partially offset by an overweight to small cap and US (versus other developed markets). For the period, small cap equities outperformed large cap equities by about 10% and the US outperformed developed markets by more than 4% (based on the Russell 1000 and 2000 indexes for the former and Dow Jones total return indexes for the latter). In emerging market equities, exposure to frontier markets, which outperformed broader EM by more than 22% for the period also contributed.

In the fixed income portion of the portfolio, selection within nominal bonds, especially in the intermediate bond and global credit categories contributed to performance. This was helped by good performance from PIMCO Floating Income Fund and PIMCO Income Fund—which were up 3.33% and 6.40% respectively for the period. The TIPS portion of the fixed-income portfolio also contributed to performance due to an underweight to intermediate-term TIPS.

The Fund benefited from an underweight to commodities versus its benchmark. Commodities significantly underperformed equities, with the Dow Jones-UBS Commodity Index down 12.96%. Real-estate holdings detracted from performance. A negative asset allocation effect in real estate—due to poor relative performance of the asset class for the period—was partially offset by fund selection as a tilt toward global REITs. For the period, the Dow Jones US Select REIT Index was up 4.45% while the Dow Jones Global ex-US REIT Index was up 5.81%.

Outlook

For 2014, central bankers will almost certainly keep pushing on the only two levers that move when pushed: (1) the interest rate lever of financial repression and (2) the wealth lever of asset purchases. We believe the results next year should resemble those of 2013, with the following three new twists: (i) risk assets are already fully priced to expensive; (ii) economic growth is resuming, at least in the US; (iii) a weak yen, which has so far helped Japan, may

8	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

present negative externalities for the Asian economies that compete with Japan on exports.

In fixed income, for investors who need income and whose appetite for credit risk is limited, we believe 2014 may be another year of drought. Worse, as the end of QE takes shape in the US and eventually elsewhere, the risk of owning duration is severe. It is difficult to find any asset with a decent yield and minimal duration and valuation risks, with a few exceptions: short-term high yield and some mortgage markets. Beyond these specialized areas, investors will have to rely on active management strategies to stem the steady QE-driven destruction of wealth in bonds.

In equities, growth at a reasonable price is a viable strategy in some markets. These include the US at 15 times projected 2014 earnings, with earnings growth estimated at 6% to 8%, and the UK at 13 times projected 2014 earnings with a similar growth outlook. Japan, still in a cheap-yen-driven export boom, is not cheap and has a high risk of failure. We believe there are also pockets of value including, Spain, which in a few short years has radically trimmed its labor costs, repaired its banks, and moved to a trade surplus, is valued at a P/E ratio in the mid-teens and earnings are less than 50% of what they used to be, presenting an attractive combination of earnings recovery and reasonable valuation.

Commodities remain in a one-way trend: down. Demand from China has moderated (infrastructure spending is no longer 40% of GDP) and the supply response has been tremendous. In real estate, global REITs are still growing as capital-markets funding of real estate replaces bank funding, but the importance of yield to REIT returns and valuations make them bond like, that is, highly sensitive to the envisioned end of QE.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	3.75%	9.97%
AllianzGI Retirement 2020 Fund Class A (adjusted)	–1.96%	8.71%
AllianzGI Retirement 2020 Fund Class C	3.02%	9.14%
AllianzGI Retirement 2020 Fund Class C (adjusted)	2.02%	9.14%
AllianzGI Retirement 2020 Fund Class D	3.67%	9.92%
AllianzGI Retirement 2020 Fund Class R	3.40%	9.66%
AllianzGI Retirement 2020 Fund Class P	4.06%	10.25%
AllianzGI Retirement 2020 Fund Class R6	4.19%	10.35%
AllianzGI Retirement 2020 Fund Administrative Class	3.79%	10.01%
Dow Jones Real Return 2020 Index	0.22%	8.90%
Lipper Mixed-Asset Target 2020 Fund Average	11.38%	11.84%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class D shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.09% for Class D shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.59% for Class R6 shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Annual Report	| November 30, 2013	9

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Cumulative Returns Through November 30, 2013

Fund Allocation (as of November 30, 2013)

PIMCO 1-5 Year U.S. TIPS Index	12.5%
PIMCO Real Return	10.9%
PIMCO Income	9.0%
PIMCO Short-Term	9.0%
PIMCO Mortgage Opportunities	6.0%
PIMCO Floating Income	5.5%
AllianzGI Income & Growth	4.0%
AllianzGI Short Duration High Income	3.5%
Other	38.7%
Cash & Equivalents — Net	0.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,015.40	$1,011.80	$1,014.80	$1,013.80	$1,016.80	$1,017.80	$1,015.30
Expenses Paid During Period	$1.87	$5.65	$2.37	$3.63	$0.35	$—	$1.72

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,023.21	$1,019.45	$1,022.71	$1,021.46	$1,024.72	$1,025.07	$1,023.36
Expenses Paid During Period	$1.88	$5.67	$2.38	$3.65	$0.36	$—	$1.72

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.37% for Class A, 1.12% for Class C, 0.47% for Class D, 0.72% for Class R, 0.07% for Class P, 0.00% for Class R6 and 0.34% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

10	November 30, 2013 |	Annual Report

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Annual Report	| November 30, 2013	11

Unaudited

AllianzGI Retirement 2025 Fund

For the period of December 1, 2012, through November 30, 2013, as provided by the US Multi-Asset Group.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of the AllianzGI Retirement 2025 Fund (the “Fund”) returned 4.54% outperforming the Dow Jones Real Return 2025 Index (the “benchmark index”) which returned 1.90%.

What Happened

During the twelve-month period ended November 30, 2013, markets were dominated by financial repression from central banks around the world, including the Federal Reserve, European Central Bank, Bank of England and the Bank of Japan (BOJ). As a result, short term rates were kept low and below inflation with three consequences: private and public balance sheets continued to be repaired, massive wealth transfers from savers to borrowers including sovereign governments continued to take place which pushed investors into risky assets. The dominant theme for much of the period from the second quarter of 2013 on revolved around the question of the “beginning of the end of quantitative easing” (QE) through tapering large-scale asset purchases.

In the US, growth has resumed. The energy boom in the middle of the country has had wide ranging effects from chemical industry profits, capital spending on steel, trucks, sand and infrastructure in general. The banks are healthy, after having written off over $1 trillion in bad assets. The US fiscal disaster, for now, is a thing of the past.

Europe has emerged from its crisis with less recourse to the draconian spending cuts that are the hallmark of austerity programs of the past. While growth has resumed across the continent, recent data suggest that the divergence between Germany and France is becoming more pronounced, with France’s manufacturing sector continuing to contract. In the periphery, Italy and Spain have benefitted from an export recovery and a reduction in unit labor costs as well as in the case of Spain, healthier banks.

In Japan, Prime Minister Shinzo Abe led the charge toward joining the developed market QE bandwagon this year. The BOJ launched a QE program that is the equivalent of 10% of Japan’s GDP.

Finally in emerging markets (EM), the effects of the anticipated taper were pronounced. The effect of the taper (and the consequential increase in US interest rates) combined with political unrest in several countries (including

Brazil, Turkey and Egypt) contributed to an indiscriminate EM selloff that began in May and stretched to the end of September. As a result, emerging market assets were among the worst performers for the period.

What did all of this mean for markets?

In equities, across the globe returns were large double digits, with little earnings growth and all the returns coming from PE expansion. Japan was among the best performing developed markets for the period, up around 33%. Overall there was little earnings growth in the period but massive PE expansion, some markets such as Italy posted a 60% increase in the market PE. It was a similar story for risky bonds. While interest rates have gone up, the demand for income is so high, that spreads fell and the riskiest bond went up the most. For example, in the US CCC bonds were up 13% year-to-date while AAAs were down over 4% year-to-date.

Portfolio Review

During the twelve-month period ended November 30, 2013, and relative to its benchmark index, the Fund held underweights in US and non-US large-cap equities, emerging market equities, real-return assets (including real estate and commodities futures) and TIPS. The fund is underweight in duration versus its benchmarks. It held overweight positions in US and non-US small-cap equities and in nominal fixed-income assets.

For the period, performance was materially ahead of benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Floating Income Fund and PIMCO Mortgage Opportunities Fund all materially outperformed the Barclays US Aggregate Bond Index for the period. The underweight to TIPS also resulted in a positive asset allocation effect. The Fund’s underweight in commodities contributed to performance. An underweight in real estate helped dampen volatility in the portfolios as real estate investment trusts (“REITs”) were around three times more volatile than treasuries during the period from May to September (at the height of the taper effect). An underweight to global equities hurt overall performance. More generally, for the period, being underweight risky assets offset some of the gains from positions in fixed income and real return assets.

In global equities, the portfolio underperformed the benchmark. While an underweight to equities hurt, this was partially offset by an overweight to small cap and US (versus other developed markets). For the period, small cap equities outperformed large cap equities by about 10% and the US outperformed developed markets by more than 4% (based on the Russell 1000 and 2000 indexes for the former and Dow Jones total return indexes for the latter). In emerging market equities, exposure to frontier markets, which outperformed broader EM by more than 22% for the period also contributed.

In the fixed income portion of the portfolio, selection within nominal bonds, especially in the intermediate bond and global credit categories contributed to performance. This was helped by good performance from PIMCO Floating Income Fund and PIMCO Income Fund—which were up 3.33% and 6.40% respectively for the period. The TIPS portion of the fixed-income portfolio also contributed to performance due to an underweight to intermediate-term TIPS.

The Fund benefited from an underweight to commodities versus its benchmark. Commodities significantly underperformed equities, with the Dow Jones-UBS Commodity Index down 12.96%. Real-estate holdings detracted from performance. A negative asset allocation effect in real estate—due to poor relative performance of the asset class for the period—was partially offset by fund selection as a tilt toward global REITs. For the period, the Dow Jones US Select REIT Index was up 4.45% while the Dow Jones Global ex-US REIT Index was up 5.81%.

Outlook

For 2014, central bankers will almost certainly keep pushing on the only two levers that move when pushed: (1) the interest rate lever of financial repression and (2) the wealth lever of asset purchases. We believe the results next year should resemble those of 2013, with the following three new twists: (i) risk assets are already fully priced to expensive; (ii) economic growth is resuming, at least in the US; (iii) a weak yen, which has so far helped Japan, may present negative externalities for the Asian economies that compete with Japan on exports.

In fixed income, for investors who need income and whose appetite for credit risk is limited, we believe 2014 may be another year of drought. Worse, as the end of QE takes shape in the US

12	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

and eventually elsewhere, the risk of owning duration is severe. It is difficult to find any asset with a decent yield and minimal duration and valuation risks, with a few exceptions: short-term high yield and some mortgage markets. Beyond these specialized areas, investors will have to rely on active management strategies to stem the steady QE-driven destruction of wealth in bonds.

In equities, growth at a reasonable price is a viable strategy in some markets. These include the US at 15 times projected 2014 earnings, with earnings growth estimated at 6% to 8%, and the UK at 13 times projected 2014 earnings with a similar growth outlook. Japan, still in a cheap-yen-driven export boom, is not cheap and has a high risk of failure. We believe there are also pockets of value, including Spain, which in a few short years has radically trimmed its labor costs, repaired its banks, and moved to a trade surplus, is valued at a P/E ratio in the mid-teens and earnings are less than 50% of what they used to be, presenting an attractive combination of earnings recovery and reasonable valuation.

Commodities remain in a one-way trend: down. Demand from China has moderated (infrastructure spending is no longer 40% of GDP) and the supply response has been tremendous. In real estate, global REITs are still growing as capital-markets funding of real estate replaces bank funding, but the importance of yield to REIT returns and valuations make them bond like, that is, highly sensitive to the envisioned end of QE.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	4.54%	8.35%
AllianzGI Retirement 2025 Fund Class A (adjusted)	–1.21%	5.26%
AllianzGI Retirement 2025 Fund Class R	4.16%	7.98%
AllianzGI Retirement 2025 Fund Class P	4.84%	8.69%
AllianzGI Retirement 2025 Fund Class R6	4.93%	8.77%
AllianzGI Retirement 2025 Fund Administrative Class	4.60%	8.39%
Dow Jones Real Return 2025 Index	1.90%	6.18%
Lipper Mixed-Asset Target 2025 Funds Average	15.27%	14.00%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.22% for Class A shares, 1.47% for Class R shares, 0.82% for Class P shares, 0.72% for Class R6 shares and 1.07% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.36% for Class R shares, 0.71% for Class P shares, 0.61% for Class R6 shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Cumulative Returns Through November 30, 2013

Fund Allocation (as of November 30, 2013)

PIMCO Real Return	11.0%
PIMCO 1-5 Year U.S. TIPS Index	9.0%
PIMCO Income	8.0%
PIMCO Short-Term	7.0%
PIMCO Mortgage Opportunities	6.0%
PIMCO Floating Income	5.5%
AllianzGI Short Duration High Income	4.5%
AllianzGI Income & Growth	4.0%
Other	44.2%
Cash & Equivalents — Net	0.8%

Annual Report	| November 30, 2013	13

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,020.60	$1,018.80	$1,022.30	$1,022.30	$1,020.50
Expenses Paid During Period	$1.87	$3.59	$0.35	$—	$1.72

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,023.21	$1,021.51	$1,024.72	$1,025.07	$1,023.36
Expenses Paid During Period	$1.88	$3.60	$0.36	$—	$1.72

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.37% for Class A, 0.71% for Class R, 0.07% for Class P, 0.00% for Class R6 and 0.34% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

14	November 30, 2013 |	Annual Report

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Annual Report	| November 30, 2013	15

Unaudited

AllianzGI Retirement 2030 Fund

For the period of December 1, 2012, through November 30, 2013, as provided by the US Multi-Asset Group.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of the AllianzGI Retirement 2030 Fund (the “Fund”) returned 7.48% outperforming the Dow Jones Real Return 2030 Index (the “benchmark index”) which returned 4.20%.

What Happened

During the twelve-month period ended November 30, 2013, markets were dominated by financial repression from central banks around the world, including the Federal Reserve, European Central Bank, Bank of England and the Bank of Japan (BOJ). As a result, short term rates were kept low and below inflation with three consequences: private and public balance sheets continued to be repaired, massive wealth transfers from savers to borrowers including sovereign governments continued to take place which pushed investors into risky assets. The dominant theme for much of the period from the second quarter of 2013 on revolved around the question of the “beginning of the end of quantitative easing” (QE) through tapering large-scale asset purchases.

In the US, growth has resumed. The energy boom in the middle of the country has had wide ranging effects from chemical industry profits, capital spending on steel, trucks, sand and infrastructure in general. The banks are healthy, after having written off over $1 trillion in bad assets. The US fiscal disaster, for now, is a thing of the past.

Europe has emerged from its crisis with less recourse to the draconian spending cuts that are the hallmark of austerity programs of the past. While growth has resumed across the continent, recent data suggest that the divergence between Germany and France is becoming more pronounced, with France’s manufacturing sector continuing to contract. In the periphery, Italy and Spain have benefitted from an export recovery and a reduction in unit labor costs as well as in the case of Spain, healthier banks.

In Japan, Prime Minister Shinzo Abe led the charge toward joining the developed market QE bandwagon this year. The BOJ launched a QE program that is the equivalent of 10% of Japan’s GDP.

Finally in emerging markets (EM), the effects of the anticipated taper were pronounced. The effect of the taper (and the consequential increase in US interest rates) combined with political unrest in several countries (including

Brazil, Turkey and Egypt) contributed to an indiscriminate EM selloff that began in May and stretched to the end of September. As a result, emerging market assets were among the worst performers for the period.

What did all of this mean for markets?

In equities, across the globe returns were large double digits, with little earnings growth and all the returns coming from PE expansion. Japan was among the best performing developed markets for the period, up around 33%. Overall there was little earnings growth in the period but massive PE expansion, some markets such as Italy posted a 60% increase in the market PE. It was a similar story for risky bonds. While interest rates have gone up, the demand for income is so high, that spreads fell and the riskiest bond went up the most. For example, in the US CCC bonds were up 13% year-to-date while AAAs were down over 4% year-to-date.

Portfolio Review

During the twelve-month period ended November 30, 2013, and relative to its benchmark index, the Fund held underweights in US and non-US large-cap equities, emerging market equities, real-return assets (including real estate and commodities futures) and TIPS. The Fund is underweight in duration versus its benchmarks. It held overweight positions in US and non-US small-cap equities and in nominal fixed-income assets.

For the period, performance was materially ahead of benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Floating Income Fund and PIMCO Mortgage Opportunities Fund all materially outperformed the Barclays US Aggregate Bond Index for the period. The underweight to TIPS also resulted in a positive asset allocation effect. The Fund’s underweight in commodities contributed to performance. An underweight in real estate helped dampen volatility in the portfolios as real estate investment trusts (“REITs”) were around three times more volatile than treasuries during the period from May to September (at the height of the taper effect). An underweight to global equities hurt overall performance. More generally, for the period, being underweight risky assets offset some of the gains from positions in fixed income and real return assets.

In global equities, the portfolio underperformed the benchmark. While an underweight to equities hurt, this was partially offset by an overweight to small cap and US (versus other developed markets). For the period, small cap equities outperformed large cap equities by about 10% and the US outperformed developed markets by more than 4% (based on the Russell 1000 and 2000 indexes for the former and Dow Jones total return indexes for the latter). In emerging market equities, exposure to frontier markets, which outperformed broader EM by more than 22% for the period also contributed.

In the fixed income portion of the portfolio, selection within nominal bonds, especially in the intermediate bond and global credit categories contributed to performance. This was helped by good performance from PIMCO Floating Income Fund and PIMCO Income Fund—which were up 3.33% and 6.40% respectively for the period. The TIPS portion of the fixed-income portfolio also contributed to performance due to an underweight to intermediate-term TIPS.

The Fund benefited from an underweight to commodities versus its benchmark. Commodities significantly underperformed equities, with the Dow Jones-UBS Commodity Index down 12.96%. Real-estate holdings detracted from performance. A negative asset allocation effect in real estate—due to poor relative performance of the asset class for the period—was partially offset by fund selection as a tilt toward global REITs. For the period, the Dow Jones US Select REIT Index was up 4.45% while the Dow Jones Global ex-US REIT Index was up 5.81%.

Outlook

For 2014, central bankers will almost certainly keep pushing on the only two levers that move when pushed: (1) the interest rate lever of financial repression and (2) the wealth lever of asset purchases. We believe the results next year should resemble those of 2013, with the following three new twists: (i) risk assets are already fully priced to expensive; (ii) economic growth is resuming, at least in the US; (iii) a weak yen, which has so far helped Japan, may present negative externalities for the Asian economies that compete with Japan on exports.

In fixed income, for investors who need income and whose appetite for credit risk is limited, we believe 2014 may be another year of drought. Worse, as the end of QE takes shape in the US

16	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

and eventually elsewhere, the risk of owning duration is severe. It is difficult to find any asset with a decent yield and minimal duration and valuation risks, with a few exceptions: short-term high yield and some mortgage markets. Beyond these specialized areas, investors will have to rely on active management strategies to stem the steady QE-driven destruction of wealth in bonds.

In equities, growth at a reasonable price is a viable strategy in some markets. These include the US at 15 times projected 2014 earnings, with earnings growth estimated at 6% to 8%, and the UK at 13 times projected 2014 earnings with a similar growth outlook. Japan, still in a cheap-yen-driven export boom, is not cheap and has a high risk of failure. We believe there are also pockets of value, including Spain, which in a few short years has radically trimmed its labor costs, repaired its banks, and moved to a trade surplus, is valued at a P/E ratio in the mid-teens and earnings are less than 50% of what they used to be, presenting an attractive combination of earnings recovery and reasonable valuation.

Commodities remain in a one-way trend: down. Demand from China has moderated (infrastructure spending is no longer 40% of GDP) and the supply response has been tremendous. In real estate, global REITs are still growing as capital-markets funding of real estate replaces bank funding, but the importance of yield to REIT returns and valuations make them bond like, that is, highly sensitive to the envisioned end of QE.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	7.48%	11.85%
AllianzGI Retirement 2030 Fund Class A (adjusted)	1.57%	10.58%
AllianzGI Retirement 2030 Fund Class C	6.63%	11.09%
AllianzGI Retirement 2030 Fund Class C (adjusted)	5.63%	11.09%
AllianzGI Retirement 2030 Fund Class D	7.34%	11.85%
AllianzGI Retirement 2030 Fund Class R	7.09%	11.60%
AllianzGI Retirement 2030 Fund Class P	7.77%	12.21%
AllianzGI Retirement 2030 Fund Class R6	7.87%	12.31%
AllianzGI Retirement 2030 Fund Administrative Class	7.55%	11.98%
Dow Jones Real Return 2030 Index	4.20%	10.62%
Lipper Mixed-Asset Target 2030 Funds Average	16.97%	13.74%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.32% for Class A shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.57% for Class R shares, 0.92% for Class P shares, 0.82% for Class R6 shares and 1.17% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.03% for Class A shares, 1.78% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.73% for Class P shares, 0.63% for Class R6 shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Annual Report	| November 30, 2013	17

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Cumulative Returns Through November 30, 2013

Fund Allocation (as of November 30, 2013)

PIMCO Income	8.0%
PIMCO Short-Term	7.0%
PIMCO Mortgage Opportunities	6.0%
PIMCO Floating Income	5.5%
AllianzGI Short Duration High Income	5.0%
PIMCO 1-5 Year U.S. TIPS Index	5.0%
AllianzGI Income & Growth	4.5%
AllianzGI NFJ International Value	4.5%
Other	53.8%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,034.10	$1,029.80	$1,033.40	$1,031.50	$1,035.20	$1,035.60	$1,033.80
Expenses Paid During Period	$1.84	$5.65	$2.34	$3.62	$0.31	$—	$1.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,023.26	$1,019.50	$1,022.76	$1,021.51	$1,024.77	$1,025.07	$1,023.56
Expenses Paid During Period	$1.83	$5.62	$2.33	$3.60	$0.30	$—	$1.52

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.36% for Class A, 1.11% for Class C, 0.46% for Class D, 0.71% for Class R, 0.06% for Class P, 0.00% for Class R6 and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

18	November 30, 2013 |	Annual Report

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Annual Report	| November 30, 2013	19

Unaudited

AllianzGI Retirement 2035 Fund

For the period of December 1, 2012, through November 30, 2013, as provided by the US Multi-Asset Group.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of the AllianzGI Retirement 2035 Fund (the “Fund”) returned 9.83% outperforming the Dow Jones Real Return 2035 Index (the “benchmark index”) which returned 6.95%.

What Happened

During the twelve-month period ended November 30, 2013, markets were dominated by financial repression from central banks around the world, including the Federal Reserve, European Central Bank, Bank of England and the Bank of Japan (BOJ). As a result, short term rates were kept low and below inflation with three consequences: private and public balance sheets continued to be repaired, massive wealth transfers from savers to borrowers including sovereign governments continued to take place which pushed investors into risky assets. The dominant theme for much of the period from the second quarter of 2013 on revolved around the question of the “beginning of the end of quantitative easing” (QE) through tapering large-scale asset purchases.

In the US, growth has resumed. The energy boom in the middle of the country has had wide ranging effects from chemical industry profits, capital spending on steel, trucks, sand and infrastructure in general. The banks are healthy, after having written off over $1 trillion in bad assets. The US fiscal disaster, for now, is a thing of the past.

Europe has emerged from its crisis with less recourse to the draconian spending cuts that are the hallmark of austerity programs of the past. While growth has resumed across the continent, recent data suggest that the divergence between Germany and France is becoming more pronounced, with France’s manufacturing sector continuing to contract. In the periphery, Italy and Spain have benefitted from an export recovery and a reduction in unit labor costs as well as in the case of Spain, healthier banks.

In Japan, Prime Minister Shinzo Abe led the charge toward joining the developed market QE bandwagon this year. The BOJ launched a QE program that is the equivalent of 10% of Japan’s GDP.

Finally in emerging markets (EM), the effects of the anticipated taper were pronounced. The effect of the taper (and the consequential increase in US interest rates) combined with political unrest in several countries (including

Brazil, Turkey and Egypt) contributed to an indiscriminate EM selloff that began in May and stretched to the end of September. As a result, emerging market assets were among the worst performers for the period.

What did all of this mean for markets?

In equities, across the globe returns were large double digits, with little earnings growth and all the returns coming from PE expansion. Japan was among the best performing developed markets for the period, up around 33%. Overall there was little earnings growth in the period but massive PE expansion, some markets such as Italy posted a 60% increase in the market PE. It was a similar story for risky bonds. While interest rates have gone up, the demand for income is so high, that spreads fell and the riskiest bond went up the most. For example, in the US CCC bonds were up 13% year-to-date while AAAs were down over 4% year-to-date.

Portfolio Review

During the twelve-month period ended November 30, 2013, and relative to its benchmark index, the Fund held underweights in US and non-US large-cap equities, emerging market equities, real-return assets (including real estate and commodities futures) and TIPS. The Fund is underweight in duration versus its benchmarks. It held overweight positions in US and non-US small-cap equities and in nominal fixed-income assets.

For the period, performance was materially ahead of benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Floating Income Fund and PIMCO Mortgage Opportunities Fund all materially outperformed the Barclays US Aggregate Bond Index for the period. The underweight to TIPS also resulted in a positive asset allocation effect. The Fund’s underweight in commodities contributed to performance. An underweight in real estate helped dampen volatility in the portfolios as real estate investment trusts (“REITs”) were around three times more volatile than treasuries during the period from May to September (at the height of the taper effect). An underweight to global equities hurt overall performance. More generally, for the period, being underweight risky assets offset some of the gains from positions in fixed income and real return assets.

In global equities, the portfolio underperformed the benchmark. While an underweight to equities hurt, this was partially offset by an overweight to small cap and US (versus other developed markets). For the period, small cap equities outperformed large cap equities by about 10% and the US outperformed developed markets by more than 4% (based on the Russell 1000 and 2000 indexes for the former and Dow Jones total return indexes for the latter). In emerging market equities, exposure to frontier markets, which outperformed broader EM by more than 22% for the period also contributed.

In the fixed income portion of the portfolio, selection within nominal bonds, especially in the intermediate bond and global credit categories contributed to performance. This was helped by good performance from PIMCO Floating Income Fund and PIMCO Income Fund—which were up 3.33% and 6.40% respectively for the period. The TIPS portion of the fixed-income portfolio also contributed to performance due to an underweight to intermediate-term TIPS.

The Fund benefited from an underweight to commodities versus its benchmark. Commodities significantly underperformed equities, with the Dow Jones-UBS Commodity Index down 12.96%. Real-estate holdings were a wash for performance due to the Fund’s underweight to the asset class, which performed relatively poorly in the period. Fund selection contributed as a tilt toward global REITs was beneficial. For the period, the Dow Jones US Select REIT Index was up 4.45% while the Dow Jones Global ex-US REIT Index was up 5.81%.

Outlook

For 2014, central bankers will almost certainly keep pushing on the only two levers that move when pushed: (1) the interest rate lever of financial repression and (2) the wealth lever of asset purchases. We believe the results next year should resemble those of 2013, with the following three new twists: (i) risk assets are already fully priced to expensive; (ii) economic growth is resuming, at least in the US; (iii) a weak yen, which has so far helped Japan, may present negative externalities for the Asian economies that compete with Japan on exports.

In fixed income, for investors who need income and whose appetite for credit risk is limited, we believe 2014 may be another year of drought. Worse, as the end of QE takes shape in the US and eventually elsewhere, the risk of owning

20	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

duration is severe. It is difficult to find any asset with a decent yield and minimal duration and valuation risks, with a few exceptions: short-term high yield and some mortgage markets. Beyond these specialized areas, investors will have to rely on active management strategies to stem the steady QE-driven destruction of wealth in bonds.

In equities, growth at a reasonable price is a viable strategy in some markets. These include the US at 15 times projected 2014 earnings, with earnings growth estimated at 6% to 8%, and the

UK at 13 times projected 2014 earnings with a similar growth outlook. Japan, still in a cheap-yen-driven export boom, is not cheap and has a high risk of failure. We believe there are also pockets of value, including Spain, which in a few short years has radically trimmed its labor costs, repaired its banks, and moved to a trade surplus, is valued at a P/E ratio in the mid-teens and earnings are less than 50% of what they used to be, presenting an attractive combination of earnings recovery and reasonable valuation.

Commodities remain in a one-way trend: down. Demand from China has moderated (infrastructure spending is no longer 40% of GDP) and the supply response has been tremendous. In real estate, global REITs are still growing as capital-markets funding of real estate replaces bank funding, but the importance of yield to REIT returns and valuations make them bond like, that is, highly sensitive to the envisioned end of QE.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	9.83%	12.33%
AllianzGI Retirement 2035 Fund Class A (adjusted)	3.79%	9.12%
AllianzGI Retirement 2035 Fund Class R	9.46%	11.96%
AllianzGI Retirement 2035 Fund Class P	10.19%	12.69%
AllianzGI Retirement 2035 Fund Class R6	10.24%	12.76%
AllianzGI Retirement 2035 Fund Administrative Class	9.95%	12.39%
Dow Jones Real Return 2035 Index	6.95%	9.95%
Lipper Mixed-Asset Target 2035 Funds Average	20.10%	16.98%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.34% for Class A shares, 1.59% for Class R shares, 0.94% for Class P shares, 0.84% for Class R6 shares and 1.19% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Cumulative Returns Through November 30, 2013

Fund Allocation (as of November 30, 2013)

PIMCO Income	7.5%
PIMCO Floating Income	5.5%
AllianzGI NFJ International Value	5.2%
PIMCO Mortgage Opportunities	5.0%
AllianzGI Short Duration High Income	5.0%
AllianzGI NFJ Dividend Value	5.0%
PIMCO 1-5 Year U.S. TIPS Index	5.0%
AllianzGI Income & Growth	4.7%
Other	56.4%
Cash & Equivalents — Net	0.7%

Annual Report	| November 30, 2013	21

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,044.60	$1,043.00	$1,046.10	$1,046.60	$1,045.00
Expenses Paid During Period	$1.74	$3.53	$0.21	$—	$1.54

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,023.36	$1,021.61	$1,024.87	$1,025.07	$1,023.56
Expenses Paid During Period	$1.72	$3.50	$0.20	$—	$1.52

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.34% for Class A, 0.69% for Class R, 0.04% for Class P, 0.00% for Class R6 and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

22	November 30, 2013 |	Annual Report

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Annual Report	| November 30, 2013	23

Unaudited

AllianzGI Retirement 2040 Fund

For the period of December 1, 2012, through November 30, 2013, as provided by the US Multi-Asset Group.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of the AllianzGI Retirement 2040 Fund (the “Fund”) returned 12.11% outperforming the Dow Jones Real Return 2040 Index (the “benchmark index”) which returned 9.55%.

What Happened

During the twelve-month period ended November 30, 2013, markets were dominated by financial repression from central banks around the world, including the Federal Reserve, European Central Bank, Bank of England and the Bank of Japan (BOJ). As a result, short term rates were kept low and below inflation with three consequences: private and public balance sheets continued to be repaired, massive wealth transfers from savers to borrowers including sovereign governments continued to take place which pushed investors into risky assets. The dominant theme for much of the period from the second quarter of 2013 on revolved around the question of the “beginning of the end of quantitative easing” (QE) through tapering large-scale asset purchases.

In the US, growth has resumed. The energy boom in the middle of the country has had wide ranging effects from chemical industry profits, capital spending on steel, trucks, sand and infrastructure in general. The banks are healthy, after having written off over $1 trillion in bad assets. The US fiscal disaster, for now, is a thing of the past.

Europe has emerged from its crisis with less recourse to the draconian spending cuts that are the hallmark of austerity programs of the past. While growth has resumed across the continent, recent data suggest that the divergence between Germany and France is becoming more pronounced, with France’s manufacturing sector continuing to contract. In the periphery, Italy and Spain have benefitted from an export recovery and a reduction in unit labor costs as well as in the case of Spain, healthier banks.

In Japan, Prime Minister Shinzo Abe led the charge toward joining the developed market QE bandwagon this year. The BOJ launched a QE program that is the equivalent of 10% of Japan’s GDP.

Finally in emerging markets (EM), the effects of the anticipated taper were pronounced. The effect of the taper (and the consequential increase in US interest rates) combined with political unrest in several countries (including Brazil, Turkey and Egypt) contributed to an indiscriminate EM selloff that began in May and stretched to the end of September. As a result, emerging market assets were among the worst performers for the period.

What did all of this mean for markets?

In equities, across the globe returns were large double digits, with little earnings growth and all the returns coming from PE expansion. Japan was among the best performing developed markets for the period, up around 33%. Overall there was little earnings growth in the period but massive PE expansion, some markets such as Italy posted a 60% increase in the market PE. It was a similar story for risky bonds. While interest rates have gone up, the demand for income is so high, that spreads fell and the riskiest bond went up the most. For example, in the US CCC bonds were up 13% year-to-date while AAAs were down over 4% year-to-date.

Portfolio Review

During the twelve-month period ended November 30, 2013, and relative to its benchmark index, the Fund held underweights in US and non-US large-cap equities, emerging market equities, real-return assets (including real estate and commodities futures) and TIPS. The fund is underweight in duration versus its benchmarks. It held overweight positions in US and non-US small-cap equities and in nominal fixed-income assets.

For the period, performance was materially ahead of benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Floating Income Fund and PIMCO Mortgage Opportunities Fund all materially outperformed the Barclays US Aggregate Bond Index for the period. The underweight to TIPS also resulted in a positive asset allocation effect. The Fund’s underweight in commodities contributed to performance. An underweight in real estate helped dampen volatility in the portfolios as real estate investment trusts (“REITs”) were around three times more volatile than treasuries during the period from May to September (at the height of the taper effect). An underweight to global equities hurt overall performance. More generally, for the period, being underweight risky assets offset some of the gains from positions in fixed income and real return assets.

In global equities, the portfolio underperformed the benchmark. While an underweight to equities hurt, this was partially offset by an overweight to small cap and US (versus other developed markets). For the period, small cap equities outperformed large cap equities by about 10% and the US outperformed developed markets by more than 4% (based on the Russell 1000 and 2000 indexes for the former and Dow Jones total return indexes for the latter). In emerging market equities, exposure to frontier markets, which outperformed broader EM by more than 22% for the period also contributed.

In the fixed income portion of the portfolio, selection within nominal bonds, especially in the intermediate bond and global credit categories contributed to performance. This was helped by good performance from PIMCO Floating Income Fund and PIMCO Income Fund—which were up 3.33% and 6.40% respectively for the period. The TIPS portion of the fixed-income portfolio also contributed to performance due to an underweight to intermediate-term TIPS.

The Fund benefited from an underweight to commodities versus its benchmark. Commodities significantly underperformed equities, with the Dow Jones-UBS Commodity Index down 12.96%. Real-estate holdings contributed to performance due to the Fund’s underweight to the asset class, which performed relatively poorly in the period. For the period, the Dow Jones US Select REIT Index was up 4.45% while the Dow Jones Global ex-US REIT Index was up 5.81%.

Outlook

For 2014, central bankers will almost certainly keep pushing on the only two levers that move when pushed: (1) the interest rate lever of financial repression and (2) the wealth lever of asset purchases. We believe the results next year should resemble those of 2013, with the following three new twists: (i) risk assets are already fully priced to expensive; (ii) economic growth is resuming, at least in the US; (iii) a weak yen, which has so far helped Japan, may present negative externalities for the Asian economies that compete with Japan on exports.

In fixed income, for investors who need income and whose appetite for credit risk is limited, we believe 2014 may be another year of drought. Worse, as the end of QE takes shape in the US and eventually elsewhere, the risk of owning duration is severe. It is difficult to find any asset

24	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

with a decent yield and minimal duration and valuation risks, with a few exceptions: short-term high yield and some mortgage markets. Beyond these specialized areas, investors will have to rely on active management strategies to stem the steady QE-driven destruction of wealth in bonds.

In equities, growth at a reasonable price is a viable strategy in some markets. These include the US at 15 times projected 2014 earnings, with earnings growth estimated at 6% to 8%, and the

U.K. at 13 times projected 2014 earnings with a similar growth outlook. Japan, still in a cheap-yen-driven export boom, is not cheap and has a high risk of failure. We believe there are also pockets of value, including Spain, which in a few short years has radically trimmed its labor costs, repaired its banks, and moved to a trade surplus, is valued at a P/E ratio in the mid-teens and earnings are less than 50% of what they used to be, presenting an attractive combination of earnings recovery and reasonable valuation.

Commodities remain in a one-way trend: down. Demand from China has moderated (infrastructure spending is no longer 40% of GDP) and the supply response has been tremendous. In real estate, global REITs are still growing as capital-markets funding of real estate replaces bank funding, but the importance of yield to REIT returns and valuations make them bond like, that is, highly sensitive to the envisioned end of QE.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	12.11%	13.72%
AllianzGI Retirement 2040 Fund Class A (adjusted)	5.95%	12.42%
AllianzGI Retirement 2040 Fund Class C	11.20%	12.83%
AllianzGI Retirement 2040 Fund Class C (adjusted)	10.20%	12.83%
AllianzGI Retirement 2040 Fund Class D	11.94%	13.60%
AllianzGI Retirement 2040 Fund Class R	11.70%	13.38%
AllianzGI Retirement 2040 Fund Class P	12.42%	14.00%
AllianzGI Retirement 2040 Fund Class R6	12.51%	14.09%
AllianzGI Retirement 2040 Fund Administrative Class	12.13%	13.76%
Dow Jones Real Return 2040 Index	9.55%	12.54%
Lipper Mixed-Asset Target 2040 Funds Average	20.06%	14.72%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.39% for Class A shares, 2.14% for Class C shares, 1.39% for Class D shares, 1.64% for Class R shares, 0.99% for Class P shares, 0.89% for Class R6 shares and 1.24% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 1.84% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Annual Report	| November 30, 2013	25

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Cumulative Returns Through November 30, 2013

Fund Allocation (as of November 30, 2013)

PIMCO Income	6.5%
AllianzGI NFJ International Value	5.7%
AllianzGI Income & Growth	5.5%
AllianzGI NFJ Dividend Value	5.5%
PIMCO Mortgage Opportunities	5.1%
PIMCO Floating Income	5.0%
AllianzGI Short Duration High Income	5.0%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	4.7%
Other	56.6%
Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,053.60	$1,049.50	$1,052.60	$1,051.90	$1,055.20	$1,055.60	$1,053.90
Expenses Paid During Period	$1.80	$5.65	$2.32	$3.60	$0.26	$—	$1.54

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,023.31	$1,019.55	$1,022.81	$1,021.56	$1,024.82	$1,025.07	$1,023.56
Expenses Paid During Period	$1.78	$5.57	$2.28	$3.55	$0.25	$—	$1.52

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class A, 1.10% for Class C, 0.45% for Class D, 0.70% for Class R, 0.05% for Class P, 0.00% for Class R6 and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

26	November 30, 2013 |	Annual Report

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Annual Report	| November 30, 2013	27

Unaudited

AllianzGI Retirement 2045 Fund

For the period of December 1, 2012, through November 30, 2013, as provided by the US Multi-Asset Group.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of the AllianzGI Retirement 2045 Fund (the “Fund”) returned 13.33% outperforming the Dow Jones Real Return 2045 Index (the “benchmark index”) which returned 11.67%.

What Happened

During the twelve-month period ended November 30, 2013, markets were dominated by financial repression from central banks around the world, including the Federal Reserve, European Central Bank, Bank of England and the Bank of Japan (BOJ). As a result, short term rates were kept low and below inflation with three consequences: private and public balance sheets continued to be repaired, massive wealth transfers from savers to borrowers including sovereign governments continued to take place which pushed investors into risky assets. The dominant theme for much of the period from the second quarter of 2013 on revolved around the question of the “beginning of the end of quantitative easing” (QE) through tapering large-scale asset purchases.

In the US, growth has resumed. The energy boom in the middle of the country has had wide ranging effects from chemical industry profits, capital spending on steel, trucks, sand and infrastructure in general. The banks are healthy, after having written off over $1 trillion in bad assets. The US fiscal disaster, for now, is a thing of the past.

Europe has emerged from its crisis with less recourse to the draconian spending cuts that are the hallmark of austerity programs of the past. While growth has resumed across the continent, recent data suggest that the divergence between Germany and France is becoming more pronounced, with France’s manufacturing sector continuing to contract. In the periphery, Italy and Spain have benefitted from an export recovery and a reduction in unit labor costs as well as in the case of Spain, healthier banks.

In Japan, Prime Minister Shinzo Abe led the charge toward joining the developed market QE bandwagon this year. The BOJ launched a QE program that is the equivalent of 10% of Japan’s GDP.

Finally in emerging markets (EM), the effects of the anticipated taper were pronounced. The effect of the taper (and the consequential increase in US interest rates) combined with political unrest in several countries (including

Brazil, Turkey and Egypt) contributed to an indiscriminate EM selloff that began in May and stretched to the end of September. As a result, emerging market assets were among the worst performers for the period.

What did all of this mean for markets?

In equities, across the globe returns were large double digits, with little earnings growth and all the returns coming from PE expansion. Japan was among the best performing developed markets for the period, up around 33%. Overall there was little earnings growth in the period but massive PE expansion, some markets such as Italy posted a 60% increase in the market PE. It was a similar story for risky bonds. While interest rates have gone up, the demand for income is so high, that spreads fell and the riskiest bond went up the most. For example, in the US CCC bonds were up 13% year-to-date while AAAs were down over 4% year-to-date.

Portfolio Review

During the twelve-month period ended November 30, 2013, and relative to its benchmark index, the Fund held underweights in US and non-US large-cap equities, emerging market equities, real-return assets (including real estate and commodities futures) and TIPS. The Fund is underweight in duration versus its benchmarks. It held overweight positions in US and non-US small-cap equities and in nominal fixed-income assets.

For the period, performance was materially ahead of benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Floating Income Fund and PIMCO Mortgage Opportunities Fund all materially outperformed the Barclays US Aggregate Bond Index for the period. The underweight to TIPS also resulted in a positive asset allocation effect. The Fund’s underweight in commodities contributed to performance. An underweight in real estate helped dampen volatility in the portfolios as real estate investment trusts (“REITs”) were around three times more volatile than treasuries during the period from May to September (at the height of the taper effect). An underweight to global equities hurt overall performance. More generally, for the period, being underweight risky assets offset some of the gains from positions in fixed income and real return assets.

In global equities, the portfolio underperformed the benchmark. While an underweight to equities hurt, this was partially offset by an overweight to small cap and US (versus other developed markets). For the period, small cap equities outperformed large cap equities by about 10% and the US outperformed developed markets by more than 4% (based on the Russell 1000 and 2000 indexes for the former and Dow Jones total return indexes for the latter). In emerging market equities, exposure to frontier markets, which outperformed broader EM by more than 22% for the period also contributed.

In the fixed income portion of the portfolio, selection within nominal bonds, especially in the intermediate bond and global credit categories contributed to performance. This was helped by good performance from PIMCO Floating Income Fund and PIMCO Income Fund—which were up 3.33% and 6.40% respectively for the period. The TIPS portion of the fixed-income portfolio also contributed to performance due to an underweight to intermediate-term TIPS.

The Fund benefited from an underweight to commodities versus its benchmark. Commodities significantly underperformed equities, with the Dow Jones-UBS Commodity Index down 12.96%. Real-estate holdings contributed to performance due to the Fund’s underweight to the asset class, which performed relatively poorly in the period. For the period, the Dow Jones US Select REIT Index was up 4.45% while the Dow Jones Global ex-US REIT Index was up 5.81%.

Outlook

For 2014, central bankers will almost certainly keep pushing on the only two levers that move when pushed: (1) the interest rate lever of financial repression and (2) the wealth lever of asset purchases. We believe the results next year should resemble those of 2013, with the following three new twists: (i) risk assets are already fully priced to expensive; (ii) economic growth is resuming, at least in the US; (iii) a weak yen, which has so far helped Japan, may present negative externalities for the Asian economies that compete with Japan on exports.

In fixed income, for investors who need income and whose appetite for credit risk is limited, we believe 2014 may be another year of drought. Worse, as the end of QE takes shape in the US and eventually elsewhere, the risk of owning duration is severe. It is difficult to find any asset

28	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

with a decent yield and minimal duration and valuation risks, with a few exceptions: short-term high yield and some mortgage markets. Beyond these specialized areas, investors will have to rely on active management strategies to stem the steady QE-driven destruction of wealth in bonds.

In equities, growth at a reasonable price is a viable strategy in some markets. These include the US at 15 times projected 2014 earnings, with earnings growth estimated at 6% to 8%, and the

UK at 13 times projected 2014 earnings with a similar growth outlook. Japan, still in a cheap-yen-driven export boom, is not cheap and has a high risk of failure. We believe there are also pockets of value, including Spain, which in a few short years has radically trimmed its labor costs, repaired its banks, and moved to a trade surplus, is valued at a P/E ratio in the mid-teens and earnings are less than 50% of what they used to be, presenting an attractive combination of earnings recovery and reasonable valuation.

Commodities remain in a one-way trend: down. Demand from China has moderated (infrastructure spending is no longer 40% of GDP) and the supply response has been tremendous. In real estate, global REITs are still growing as capital-markets funding of real estate replaces bank funding, but the importance of yield to REIT returns and valuations make them bond like, that is, highly sensitive to the envisioned end of QE.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	13.33%	14.59%
AllianzGI Retirement 2045 Fund Class A (adjusted)	7.10%	11.31%
AllianzGI Retirement 2045 Fund Class R	12.94%	14.18%
AllianzGI Retirement 2045 Fund Class P	13.68%	14.92%
AllianzGI Retirement 2045 Fund Class R6	13.80%	15.01%
AllianzGI Retirement 2045 Fund Administrative Class	13.40%	14.59%
Dow Jones Real Return 2045 Index	11.67%	13.40%
Lipper Mixed-Asset Target 2045 Funds Average	22.03%	18.64%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.40% for Class A shares, 1.65% for Class R shares, 1.00% for Class P shares, 0.90% for Class R6 shares and 1.25% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Cumulative Returns Through November 30, 2013

Fund Allocation (as of November 30, 2013)

AllianzGI NFJ International Value	6.0%
AllianzGI NFJ Dividend Value	6.0%
AllianzGI Behavioral Advantage Large Cap	5.7%
AllianzGI Income & Growth	5.5%
AllianzGI International Small-Cap	5.1%
PIMCO Floating Income	5.0%
PIMCO Income	5.0%
AllianzGI Short Duration High Income	5.0%
Other	56.2%
Cash & Equivalents — Net	0.5%

Annual Report	| November 30, 2013	29

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,059.80	$1,057.70	$1,061.30	$1,061.70	$1,060.30
Expenses Paid During Period	$1.60	$3.40	$0.05	$—	$1.45

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,023.51	$1,021.76	$1,025.02	$1,025.07	$1,023.66
Expenses Paid During Period	$1.57	$3.35	$0.05	$—	$1.42

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.31% for Class A, 0.66% for Class R, 0.01% for Class P, 0.00% for Class R6 and 0.28% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

30	November 30, 2013 |	Annual Report

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Annual Report	| November 30, 2013	31

Unaudited

AllianzGI Retirement 2050 Fund

For the period of December 1, 2012, through November 30, 2013, as provided by the US Multi-Asset Group.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of the AllianzGI Retirement 2050 Fund (the “Fund”) returned 14.50% outperforming the Dow Jones Real Return 2050 Index (the “benchmark index”) which returned 13.19%.

What Happened

During the twelve-month period ended November 30, 2013, markets were dominated by financial repression from central banks around the world, including the Federal Reserve, European Central Bank, Bank of England and the Bank of Japan (BOJ). As a result, short term rates were kept low and below inflation with three consequences: private and public balance sheets continued to be repaired, massive wealth transfers from savers to borrowers including sovereign governments continued to take place which pushed investors into risky assets. The dominant theme for much of the period from the second quarter of 2013 on revolved around the question of the “beginning of the end of quantitative easing” (QE) through tapering large-scale asset purchases.

In the US, growth has resumed. The energy boom in the middle of the country has had wide ranging effects from chemical industry profits, capital spending on steel, trucks, sand and infrastructure in general. The banks are healthy, after having written off over $1 trillion in bad assets. The US fiscal disaster, for now, is a thing of the past.

Europe has emerged from its crisis with less recourse to the draconian spending cuts that are the hallmark of austerity programs of the past. While growth has resumed across the continent, recent data suggest that the divergence between Germany and France is becoming more pronounced, with France’s manufacturing sector continuing to contract. In the periphery, Italy and Spain have benefitted from an export recovery and a reduction in unit labor costs as well as in the case of Spain, healthier banks.

In Japan, Prime Minister Shinzo Abe led the charge toward joining the developed market QE bandwagon this year. The BOJ launched a QE program that is the equivalent of 10% of Japan’s GDP.

Finally in emerging markets (EM), the effects of the anticipated taper were pronounced. The effect of the taper (and the consequential increase in US interest rates) combined with political unrest in several countries (including Brazil, Turkey and Egypt) contributed to an indiscriminate EM selloff that began in May and stretched to the end of September. As a result, emerging market assets were among the worst performers for the period.

What did all of this mean for markets?

In equities, across the globe returns were large double digits, with little earnings growth and all the returns coming from PE expansion. Japan was among the best performing developed markets for the period, up around 33%. Overall there was little earnings growth in the period but massive PE expansion, some markets such as Italy posted a 60% increase in the market PE. It was a similar story for risky bonds. While interest rates have gone up, the demand for income is so high, that spreads fell and the riskiest bond went up the most. For example, in the US CCC bonds were up 13% year-to-date while AAAs were down over 4% year-to-date.

Portfolio Review

During the twelve-month period ended November 30, 2013, and relative to its benchmark index, the Fund held underweights in US and non-US large-cap equities, emerging market equities, real-return assets (including real estate and commodities futures) and TIPS. The Fund is underweight in duration versus its benchmarks. It held overweight positions in US and non-US small-cap equities and in nominal fixed-income assets.

For the period, performance was materially ahead of benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Floating Income Fund and PIMCO Mortgage Opportunities Fund all materially outperformed the Barclays US Aggregate Bond Index for the period. The underweight to TIPS also resulted in a positive asset allocation effect. The Fund’s underweight in commodities contributed to performance. An underweight in real estate helped dampen volatility in the portfolios as real estate investment trusts (“REITs”) were around three times more volatile than treasuries during the period from May to September (at the height of the taper effect). An underweight to global equities hurt overall performance. More generally, for the period, being underweight risky assets offset some of the gains from positions in fixed income and real return assets.

In global equities, the portfolio underperformed the benchmark. While an underweight to equities hurt, this was partially offset by an overweight to small cap and US (versus other developed markets). For the period, small cap equities outperformed large cap equities by about 10% and the US outperformed developed markets by more than 4% (based on the Russell 1000 and 2000 indexes for the former and Dow Jones total return indexes for the latter). In emerging market equities, exposure to frontier markets, which outperformed broader EM by more than 22% for the period also contributed.

In the fixed income portion of the portfolio, selection within nominal bonds, especially in the intermediate bond and global credit categories contributed to performance. This was helped by good performance from PIMCO Floating Income Fund and PIMCO Income Fund—which were up 3.33% and 6.40% respectively for the period. The TIPS portion of the fixed-income portfolio also contributed to performance due to an underweight to intermediate-term TIPS.

The Fund benefited from an underweight to commodities versus its benchmark. Commodities significantly underperformed equities, with the Dow Jones-UBS Commodity Index down 12.96%. Real-estate holdings contributed to performance due to the Fund’s underweight to the asset class, which performed relatively poorly in the period. For the period, the Dow Jones US Select REIT Index was up 4.45% while the Dow Jones Global ex-US REIT Index was up 5.81%.

Outlook

For 2014, central bankers will almost certainly keep pushing on the only two levers that move when pushed: (1) the interest rate lever of financial repression and (2) the wealth lever of asset purchases. We believe the results next year should resemble those of 2013, with the following three new twists: (i) risk assets are already fully priced to expensive; (ii) economic growth is resuming, at least in the US; (iii) a weak yen, which has so far helped Japan, may present negative externalities for the Asian economies that compete with Japan on exports.

32	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Retirement 2050 (cont’d)

In fixed income, for investors who need income and whose appetite for credit risk is limited, we believe 2014 may be another year of drought. Worse, as the end of QE takes shape in the US and eventually elsewhere, the risk of owning duration is severe. It is difficult to find any asset with a decent yield and minimal duration and valuation risks, with a few exceptions: short-term high yield and some mortgage markets. Beyond these specialized areas, investors will have to rely on active management strategies to stem the steady QE-driven destruction of wealth in bonds.

In equities, growth at a reasonable price is a viable strategy in some markets. These include the US at 15 times projected 2014 earnings, with earnings growth estimated at 6% to 8%, and the UK at 13 times projected 2014 earnings with a similar growth outlook. Japan, still in a cheap-yen-driven export boom, is not cheap and has a high risk of failure. We believe there are also pockets of value, including Spain, which in a few short years has radically trimmed its labor costs, repaired its banks, and moved to a trade surplus, is valued at a P/E ratio in the mid-teens and earnings are less than 50% of what they used to be, presenting an attractive combination of earnings recovery and reasonable valuation.

Commodities remain in a one-way trend: down. Demand from China has moderated (infrastructure spending is no longer 40% of GDP) and the supply response has been tremendous. In real estate, global REITs are still growing as capital-markets funding of real estate replaces bank funding, but the importance of yield to REIT returns and valuations make them bond like, that is, highly sensitive to the envisioned end of QE.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	14.50%	14.31%
AllianzGI Retirement 2050 Fund Class A (adjusted)	8.21%	13.00%
AllianzGI Retirement 2050 Fund Class C	13.64%	13.47%
AllianzGI Retirement 2050 Fund Class C (adjusted)	12.64%	13.47%
AllianzGI Retirement 2050 Fund Class D	14.42%	14.27%
AllianzGI Retirement 2050 Fund Class R	14.11%	14.01%
AllianzGI Retirement 2050 Fund Class P	14.90%	14.63%
AllianzGI Retirement 2050 Fund Class R6	14.94%	14.73%
AllianzGI Retirement 2050 Fund Administrative Class	14.66%	14.40%
Dow Jones Real Return 2050 Index	13.19%	13.58%
Lipper Mixed-Asset Target 2050+ Funds Average	21.07%	14.93%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.43% for Class A shares, 2.18% for Class C shares, 1.43% for Class D shares, 1.68% for Class R shares, 1.03% for Class P shares, 0.93% for Class R6 shares and 1.28% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.85% for Class C shares, 1.20% for Class D shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

The Dow Jones Real Return 2050 Index inception date was 12/31/2009. Accordingly, Dow Jones Real Return 40+ Index performance is used for periods prior to 12/31/2009.

Annual Report	| November 30, 2013	33

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Cumulative Returns Through November 30, 2013

Fund Allocation (as of November 30, 2013)

AllianzGI NFJ Dividend Value	6.5%
AllianzGI Income & Growth	6.0%
AllianzGI NFJ International Value	5.9%
AllianzGI Behavioral Advantage Large Cap	5.5%
AllianzGI International Small-Cap	5.0%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	5.0%
AllianzGI NFJ Global Dividend Value	5.0%
AllianzGI U.S. Managed Volatility	5.0%
Other	55.1%
Cash & Equivalents — Net	1.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,062.70	$1,058.60	$1,062.60	$1,060.90	$1,064.60	$1,064.50	$1,063.30
Expenses Paid During Period	$1.65	$5.47	$2.17	$3.46	$—	$—	$1.29

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,023.46	$1,019.75	$1,022.96	$1,021.71	$1,025.07	$1,025.07	$1,023.82
Expenses Paid During Period	$1.62	$5.37	$2.13	$3.40	$—	$—	$1.27

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.32% for Class A, 1.06% for Class C, 0.42% for Class D, 0.67% for Class R, 0.00% for Class P, 0.00% for Class R6 and 0.25% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

34	November 30, 2013 |	Annual Report

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Annual Report	| November 30, 2013	35

Unaudited

AllianzGI Retirement 2055 Fund

For the period of December 1, 2012, through November 30, 2013, as provided by the US Multi-Asset Group.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of the AllianzGI Retirement 2055 Fund (the “Fund”) returned 14.59% outperforming the Dow Jones Real Return 2040+ Index (the “benchmark index”) which returned 14.15%.

What Happened

During the twelve-month period ended November 30, 2013, markets were dominated by financial repression from central banks around the world, including the Federal Reserve, European Central Bank, Bank of England and the Bank of Japan (BOJ). As a result, short term rates were kept low and below inflation with three consequences: private and public balance sheets continued to be repaired, massive wealth transfers from savers to borrowers including sovereign governments continued to take place which pushed investors into risky assets. The dominant theme for much of the period from the second quarter of 2013 on revolved around the question of the “beginning of the end of quantitative easing” (QE) through tapering large-scale asset purchases.

In the US, growth has resumed. The energy boom in the middle of the country has had wide ranging effects from chemical industry profits, capital spending on steel, trucks, sand and infrastructure in general. The banks are healthy, after having written off over $1 trillion in bad assets. The US fiscal disaster, for now, is a thing of the past.

Europe has emerged from its crisis with less recourse to the draconian spending cuts that are the hallmark of austerity programs of the past. While growth has resumed across the continent, recent data suggest that the divergence between Germany and France is becoming more pronounced, with France’s manufacturing sector continuing to contract. In the periphery, Italy and Spain have benefited from an export recovery and a reduction in unit labor costs as well as in the case of Spain, healthier banks.

In Japan, Prime Minister Shinzo Abe led the charge toward joining the developed market QE bandwagon this year. The BOJ launched a QE program that is the equivalent of 10% of Japan’s GDP.

Finally in emerging markets (EM), the effects of the anticipated taper were pronounced. The effect of the taper (and the consequential increase in US interest rates) combined with political unrest in several countries (including

Brazil, Turkey and Egypt) contributed to an indiscriminate EM selloff that began in May and stretched to the end of September. As a result, emerging market assets were among the worst performers for the period.

What did all of this mean for markets?

In equities, across the globe returns were large double digits, with little earnings growth and all the returns coming from PE expansion. Japan was among the best performing developed markets for the period, up around 33%. Overall there was little earnings growth in the period but massive PE expansion, some markets such as Italy posted a 60% increase in the market PE. It was a similar story for risky bonds. While interest rates have gone up, the demand for income is so high, that spreads fell and the riskiest bond went up the most. For example, in the US CCC bonds were up 13% year-to-date while AAAs were down over 4% year-to-date.

Portfolio Review

During the twelve-month period ended November 30, 2013, and relative to its benchmark index, the Fund held underweights in US and non-US large-cap equities, emerging market equities, real-return assets (including real estate and commodities futures) and TIPS. The Fund is underweight in duration versus its benchmarks. It held overweight positions in US and non-US small-cap equities and in nominal fixed-income assets.

For the period, performance was materially ahead of benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Floating Income Fund and PIMCO Mortgage Opportunities Fund all materially outperformed the Barclays US Aggregate Bond Index for the period. The underweight to TIPS also resulted in a positive asset allocation effect. The Fund’s underweight in commodities contributed to performance. An underweight in real estate helped dampen volatility in the portfolios as real estate investment trusts (“REITs”) were around three times more volatile than treasuries during the period from May to September (at the height of the taper effect). An underweight to global equities hurt overall performance. More generally, for the period, being underweight risky assets offset some of the gains from positions in fixed income and real return assets.

In global equities, the portfolio underperformed the benchmark. While an underweight to equities hurt, this was partially offset by an overweight to small cap and US (versus other developed markets). For the period, small cap equities outperformed large cap equities by about 10% and the US outperformed developed markets by more than 4% (based on the Russell 1000 and 2000 indexes for the former and Dow Jones total return indexes for the latter). In emerging market equities, exposure to frontier markets, which outperformed broader EM by more than 22% for the period also contributed.

In the fixed income portion of the portfolio, selection within nominal bonds, especially in the intermediate bond and global credit categories contributed to performance. This was helped by good performance from PIMCO Floating Income Fund and PIMCO Income Fund—which were up 3.33% and 6.40% respectively for the period. The TIPS portion of the fixed-income portfolio also contributed to performance due to an underweight to intermediate-term TIPS.

The Fund benefited from an underweight to commodities versus its benchmark. Commodities significantly underperformed equities, with the Dow Jones-UBS Commodity Index down 12.96%. Real-estate holdings contributed to performance due to the Fund’s underweight to the asset class, which performed relatively poorly in the period. For the period, the Dow Jones US Select REIT Index was up 4.45% while the Dow Jones Global ex-US REIT Index was up 5.81%.

Outlook

For 2014, central bankers will almost certainly keep pushing on the only two levers that move when pushed: (1) the interest rate lever of financial repression and (2) the wealth lever of asset purchases. We believe the results next year should resemble those of 2013, with the following three new twists: (i) risk assets are already fully priced to expensive; (ii) economic growth is resuming, at least in the US; (iii) a weak yen, which has so far helped Japan, may present negative externalities for the Asian economies that compete with Japan on exports.

In fixed income, for investors who need income and whose appetite for credit risk is limited, we believe 2014 may be another year of drought. Worse, as the end of QE takes shape in the US and eventually elsewhere, the risk of owning duration is severe. It is difficult to find any asset

36	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

with a decent yield and minimal duration and valuation risks, with a few exceptions: short-term high yield and some mortgage markets. Beyond these specialized areas, investors will have to rely on active management strategies to stem the steady QE-driven destruction of wealth in bonds.

In equities, growth at a reasonable price is a viable strategy in some markets. These include the US at 15 times projected 2014 earnings, with earnings growth estimated at 6% to 8%, and the

UK at 13 times projected 2014 earnings with a similar growth outlook. Japan, still in a cheap-yen-driven export boom, is not cheap and has a high risk of failure. We believe there are also pockets of value, including Spain, which in a few short years has radically trimmed its labor costs, repaired its banks, and moved to a trade surplus, is valued at a P/E ratio in the mid-teens and earnings are less than 50% of what they used to be, presenting an attractive combination of earnings recovery and reasonable valuation.

Commodities remain in a one-way trend: down. Demand from China has moderated (infrastructure spending is no longer 40% of GDP) and the supply response has been tremendous. In real estate, global REITs are still growing as capital-markets funding of real estate replaces bank funding, but the importance of yield to REIT returns and valuations make them bond like, that is, highly sensitive to the envisioned end of QE.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	14.59%	15.25%
AllianzGI Retirement 2055 Fund Class A (adjusted)	8.29%	11.95%
AllianzGI Retirement 2055 Fund Class R	14.22%	14.88%
AllianzGI Retirement 2055 Fund Class P	14.88%	15.61%
AllianzGI Retirement 2055 Fund Class R6	15.06%	15.71%
AllianzGI Retirement 2055 Fund Administrative Class	14.67%	15.32%
Dow Jones Real Return 2040+ Index	14.15%	15.04%
Lipper Mixed-Asset Target 2055+ Funds Average	23.13%	18.96%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.43% for Class A shares, 1.68% for Class R shares, 1.03% for Class P shares, 0.93% for Class R6 shares and 1.28% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Cumulative Return Through November 30, 2013

Fund Allocation (as of November 30, 2013)

AllianzGI NFJ Dividend Value	6.5%
AllianzGI NFJ International Value	6.0%
AllianzGI Income & Growth	6.0%
AllianzGI Behavioral Advantage Large Cap	5.6%
AllianzGI Emerging Markets Opportunities	5.1%
AllianzGI International Small-Cap	5.0%
AllianzGI NFJ Mid-Cap Value	5.0%
AllianzGI NFJ Global Dividend Value	5.0%
Other	54.9%
Cash & Equivalents — Net	0.9%

Annual Report	| November 30, 2013	37

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,063.00	$1,061.50	$1,064.60	$1,065.10	$1,064.10
Expenses Paid During Period	$1.60	$3.41	$—	$—	$1.29

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,023.51	$1,021.76	$1,025.07	$1,025.07	$1,023.82
Expenses Paid During Period	$1.57	$3.35	$—	$—	$1.27

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.31% for Class A, 0.66% for Class R, 0.00% for Class P, 0.00% for Class R6 and 0.25% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

38	November 30, 2013 |	Annual Report

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Annual Report	| November 30, 2013	39

Unaudited

AllianzGI Retirement Income Fund

For the period of December 1, 2012, through November 30, 2013, as provided by the US Multi-Asset Group.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of the AllianzGI Retirement Fund (the “Fund”) returned 2.78% outperforming the Dow Jones Real Return Today Index (the “benchmark index”) which returned -0.96%.

What Happened

During the twelve-month period ended November 30, 2013, markets were dominated by financial repression from central banks around the world, including the Federal Reserve, European Central Bank, Bank of England and the Bank of Japan (BOJ). As a result, short term rates were kept low and below inflation with three consequences: private and public balance sheets continued to be repaired, massive wealth transfers from savers to borrowers including sovereign governments continued to take place which pushed investors into risky assets. The dominant theme for much of the period from the second quarter of 2013 on revolved around the question of the “beginning of the end of quantitative easing” (QE) through tapering large-scale asset purchases.

In the US, growth has resumed. The energy boom in the middle of the country has had wide ranging effects from chemical industry profits, capital spending on steel, trucks, sand and infrastructure in general. The banks are healthy, after having written off over $1 trillion in bad assets. The US fiscal disaster, for now, is a thing of the past.

Europe has emerged from its crisis with less recourse to the draconian spending cuts that are the hallmark of austerity programs of the past. While growth has resumed across the continent, recent data suggest that the divergence between Germany and France is becoming more pronounced, with France’s manufacturing sector continuing to contract. In the periphery, Italy and Spain have benefitted from an export recovery and a reduction in unit labor costs as well as in the case of Spain, healthier banks.

In Japan, Prime Minister Shinzo Abe led the charge toward joining the developed market QE bandwagon this year. The BOJ launched a QE program that is the equivalent of 10% of Japan’s GDP.

Finally in emerging markets (EM), the effects of the anticipated taper were pronounced. The effect of the taper (and the consequential increase in US interest rates) combined with political unrest in several countries (including

Brazil, Turkey and Egypt) contributed to an indiscriminate EM selloff that began in May and stretched to the end of September. As a result, emerging market assets were among the worst performers for the period.

What did all of this mean for markets?

In equities, across the globe returns were large double digits, with little earnings growth and all the returns coming from PE expansion. Japan was among the best performing developed markets for the period, up around 33%. Overall there was little earnings growth in the period but massive PE expansion, some markets such as Italy posted a 60% increase in the market PE. It was a similar story for risky bonds. While interest rates have gone up, the demand for income is so high, that spreads fell and the riskiest bond went up the most. For example, in the US CCC bonds were up 13% year-to-date while AAAs were down over 4% year-to-date.

Portfolio Review

During the twelve-month period ended November 30, 2013, and relative to its benchmark index, the Fund held underweights in US and non-US large-cap equities, emerging market equities, real-return assets (including real estate and commodities futures) and TIPS. The fund is underweight in duration versus its benchmarks. It held overweight positions in US and non-US small-cap equities and in nominal fixed-income assets.

For the period, performance was materially ahead of benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Floating Income Fund and PIMCO Mortgage Opportunities Fund all materially outperformed the Barclays US Aggregate Bond Index for the period. The underweight to TIPS also resulted in a positive asset allocation effect. The Fund’s underweight in commodities contributed to performance. An underweight in real estate helped dampen volatility in the portfolios as real estate investment trusts (“REITs”) were around three times more volatile than treasuries during the period from May to September (at the height of the taper effect). An underweight to global equities hurt overall performance. More generally, for the period, being underweight risky assets offset some of the gains from positions in fixed income and real return assets.

In global equities, the portfolio underperformed the benchmark. While an underweight to equities hurt, this was partially offset by an overweight to small cap and US (versus other developed markets). For the period, small cap equities outperformed large cap equities by about 10% and the US outperformed developed markets by more than 4% (based on the Russell 1000 and 2000 indexes for the former and Dow Jones total return indexes for the latter). In emerging market equities, exposure to frontier markets, which outperformed broader EM by more than 22% for the period also contributed.

In the fixed income portion of the portfolio, selection within nominal bonds, especially in the intermediate bond and global credit categories contributed to performance. This was helped by good performance from PIMCO Floating Income Fund and PIMCO Income Fund—which were up 3.33% and 6.40% respectively for the period. The TIPS portion of the fixed-income portfolio also contributed to performance due to an underweight to intermediate-term TIPS.

The Fund benefited from an underweight to commodities versus its benchmark. Commodities significantly underperformed equities, with the Dow Jones-UBS Commodity Index down 12.96%. Real-estate holdings detracted from performance. A negative asset allocation effect in real estate—due to poor relative performance of the asset class for the period—was partially offset by fund selection as a tilt toward global REITs. For the period, the Dow Jones US Select REIT Index was up 4.45% while the Dow Jones Global ex-US REIT Index was up 5.81%.

Outlook

For 2014, central bankers will almost certainly keep pushing on the only two levers that move when pushed: (1) the interest rate lever of financial repression and (2) the wealth lever of asset purchases. We believe the results next year should resemble those of 2013, with the following three new twists: (i) risk assets are already fully priced to expensive; (ii) economic growth is resuming, at least in the US; (iii) a weak yen, which has so far helped Japan, may present negative externalities for the Asian economies that compete with Japan on exports.

In fixed income, for investors who need income and whose appetite for credit risk is limited, we believe 2014 may be another year of drought. Worse, as the end of QE takes shape in the US

40	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Retirement Income Fund (cont’d)

and eventually elsewhere, the risk of owning duration is severe. It is difficult to find any asset with a decent yield and minimal duration and valuation risks, with a few exceptions: short-term high yield and some mortgage markets. Beyond these specialized areas, investors will have to rely on active management strategies to stem the steady QE-driven destruction of wealth in bonds.

In equities, growth at a reasonable price is a viable strategy in some markets. These include the US at 15 times projected 2014 earnings, with earnings growth estimated at 6% to 8%, and the UK at 13 times projected 2014 earnings with a similar growth outlook. Japan, still in a cheap-yen-driven export boom, is not cheap and has a high risk of failure. We believe there are also pockets of value, including Spain, which in a few short years has radically trimmed its labor costs, repaired its banks, and moved to a trade surplus, is valued at a P/E ratio in the mid-teens and earnings are less than 50% of what they used to be, presenting an attractive combination of earnings recovery and reasonable valuation.

Commodities remain in a one-way trend: down. Demand from China has moderated (infrastructure spending is no longer 40% of GDP) and the supply response has been tremendous. In real estate, global REITs are still growing as capital-markets funding of real estate replaces bank funding, but the importance of yield to REIT returns and valuations make them bond like, that is, highly sensitive to the envisioned end of QE.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI Retirement Income Fund Class A	2.78%	9.29%
AllianzGI Retirement Income Fund Class A (adjusted)	–2.87%	8.04%
AllianzGI Retirement Income Fund Class C	2.03%	8.49%
AllianzGI Retirement Income Fund Class C (adjusted)	1.04%	8.49%
AllianzGI Retirement Income Fund Class D	2.70%	9.24%
AllianzGI Retirement Income Fund Class R	2.46%	8.99%
AllianzGI Retirement Income Fund Class P	3.12%	9.59%
AllianzGI Retirement Income Fund Class R6	3.23%	9.68%
AllianzGI Retirement Income Fund Administrative Class	2.92%	9.37%
Dow Jones Real Return Today Index	–0.96%	8.28%
Lipper Mixed-Asset Target Today Funds Average	4.88%	8.60%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class D shares, 1.40% for Class R shares, 0.75% for Class P shares, 0.65% for Class R6 shares and 1.00% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.05% for Class D shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Annual Report	| November 30, 2013	41

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Cumulative Returns Through November 30, 2013

Fund Allocation (as of November 30, 2013)

PIMCO Short-Term	13.0%
PIMCO 1-5 Year U.S. TIPS Index	12.5%
PIMCO Real Return	12.5%
PIMCO Income	10.1%
PIMCO Mortgage Opportunities	7.0%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	5.5%
AllianzGI Income & Growth	4.0%
Wells Fargo Advantage Short-Term High Yield Bond	3.0%
Other	31.9%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,010.30	$1,006.30	$1,009.40	$1,008.70	$1,012.20	$1,012.40	$1,010.80
Expenses Paid During Period	$1.97	$5.73	$2.47	$3.73	$0.45	$—	$1.71

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,023.11	$1,019.35	$1,022.61	$1,021.36	$1,024.62	$1,025.07	$1,023.36
Expenses Paid During Period	$1.98	$5.77	$2.48	$3.75	$0.46	$—	$1.72

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.39% for Class A, 1.14% for Class C, 0.49% for Class D, 0.74% for Class R, 0.09% for Class P, 0.00% for Class R6 and 0.34% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

42	November 30, 2013 |	Annual Report

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Annual Report	| November 30, 2013	43

Unaudited

AllianzGI Global Allocation Fund

For the period of December 1, 2012, through November 30, 2013, as provided by the US Multi-Asset Group.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of the AllianzGI Global Allocation Fund (the “Fund”) returned 11.79% underperforming the 60% MSCI All Country World / 40% Barclays US Aggregate Index (the “benchmark index”) which returned 12.87%.

What Happened

During the twelve-month period ended November 30, 2013, markets were dominated by financial repression from central banks around the world, including the Federal Reserve, European Central Bank, Bank of England and the Bank of Japan (BOJ). As a result, short term rates were kept low and below inflation with three consequences: private and public balance sheets continued to be repaired, massive wealth transfers from savers to borrowers including sovereign governments continued to take place which pushed investors into risky assets. The dominant theme for much of the period from the second quarter of 2013 on revolved around the question of the “beginning of the end of quantitative easing” (QE) through tapering large-scale asset purchases.

In the US, growth has resumed. The energy boom in the middle of the country has had wide ranging effects from chemical industry profits, capital spending on steel, trucks, sand and infrastructure in general. The banks are healthy, after having written off over $1 trillion in bad assets. The US fiscal disaster, for now, is a thing of the past.

Europe has emerged from its crisis with less recourse to the draconian spending cuts that are the hallmark of austerity programs of the past. While growth has resumed across the continent, recent data suggest that the divergence between Germany and France is becoming more pronounced, with France’s manufacturing sector continuing to contract. In the periphery, Italy and Spain have benefitted from an export recovery and a reduction in unit labor costs as well as in the case of Spain, healthier banks.

In Japan, Prime Minister Shinzo Abe led the charge toward joining the developed market QE bandwagon this year. The BOJ launched a QE program that is the equivalent of 10% of Japan’s GDP.

Finally in emerging markets (EM), the effects of the anticipated taper were pronounced. The effect of the taper (and the consequential increase in US interest rates) combined with political unrest in several countries (including Brazil, Turkey and Egypt) contributed to an indiscriminate EM selloff that began in May and stretched to the end of September. As a result, emerging market assets were among the worst performers for the period.

What did all of this mean for markets?

In equities, across the globe returns were large double digits, with little earnings growth and all the returns coming from PE expansion. Japan was among the best performing developed markets for the period, up around 33%. Overall there was little earnings growth in the period but massive PE expansion, some markets such as Italy posted a 60% increase in the market PE. It was a similar story for risky bonds. While interest rates have gone up, the demand for income is so high, that spreads fell and the riskiest bond went up the most. For example, in the US CCC bonds were up 13% year-to-date while AAAs were down over 4% year-to-date.

Portfolio Review

During the twelve-month period ended November 30, 2013, and relative to its benchmark index, the Fund had off-benchmark exposure in US and non-US small-cap equities, US short-term bonds, global bonds and real-return assets (including real estate and commodities). The Fund held underweights in US and non-US large-cap and emerging-market equities and in US intermediate-term bonds.

For the period, performance was materially ahead of benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Floating Income Fund and PIMCO Mortgage Opportunities Fund all outperformed the Barclays US Aggregate Bond Index for the period. The Fund’s exposure to commodities and real estate hurt performance. An underweight to global equities hurt overall performance. More generally, for the period, being underweight risky assets offset some of the gains from positions in fixed income.

In global equities, the portfolio underperformed the benchmark. While an underweight to equities hurt, this was partially offset by off-benchmark exposure to small cap equities. For the period, small cap equities outperformed large cap equities by about 10% (based on the Russell 1000 and 2000 indexes). In emerging market equities, exposure to frontier markets, which outperformed broader EM by more than 22% for the period also contributed.

In the fixed income portion of the portfolio, selection within nominal bonds, especially in the intermediate bond and global credit categories contributed to performance. This was helped by good performance from PIMCO Floating Income Fund and PIMCO Income Fund—which were up 3.33% and 6.40% respectively for the period. The TIPS portion of the fixed-income portfolio also contributed to performance due to an underweight to intermediate-term TIPS.

Outlook

For 2014, central bankers will almost certainly keep pushing on the only two levers that move when pushed: (1) the interest rate lever of financial repression and (2) the wealth lever of asset purchases. We believe the results next year should resemble those of 2013, with the following three new twists: (i) risk assets are already fully priced to expensive; (ii) economic growth is resuming, at least in the US; (iii) a weak yen, which has so far helped Japan, may present negative externalities for the Asian economies that compete with Japan on exports.

In fixed income, for investors who need income and whose appetite for credit risk is limited, we believe 2014 may be another year of drought. Worse, as the end of QE takes shape in the US and eventually elsewhere, the risk of owning duration is severe. It is difficult to find any asset with a decent yield and minimal duration and valuation risks, with a few exceptions: short-term high yield and some mortgage markets. Beyond these specialized areas, investors will have to rely on active management strategies to stem the steady QE-driven destruction of wealth in bonds.

In equities, growth at a reasonable price is a viable strategy in some markets. These include the US at 15 times projected 2014 earnings, with earnings growth estimated at 6% to 8%, and the UK at 13 times projected 2014 earnings with a similar growth outlook. Japan, still in a cheap-yen-driven export boom, is not cheap and has a high risk of failure. We believe there are also pockets of value, including Spain, which in a few short years has radically trimmed its labor costs, repaired its banks, and moved to a trade surplus, is valued at a P/E ratio in the mid-teens and earnings are less than 50% of what they used to be, presenting an attractive combination of earnings recovery and reasonable valuation.

44	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Commodities remain in a one-way trend: down. Demand from China has moderated (infrastructure spending is no longer 40% of GDP) and the supply response has been tremendous. In real estate, global REITs are still growing as capital-markets funding of real estate replaces bank funding, but the importance of yield to REIT returns and valuations make them bond like, that is, highly sensitive to the envisioned end of QE.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	11.79%	12.78%	6.38%	6.13%
AllianzGI Global Allocation Fund Class A (adjusted)	5.64%	11.51%	5.78%	5.74%
AllianzGI Global Allocation Fund Class B	10.84%	11.94%	5.83%	5.76%
AllianzGI Global Allocation Fund Class B (adjusted)	5.84%	11.68%	5.83%	5.76%
AllianzGI Global Allocation Fund Class C	10.81%	11.93%	5.59%	5.34%
AllianzGI Global Allocation Fund Class C (adjusted)	9.81%	11.93%	5.59%	5.34%
AllianzGI Global Allocation Fund Class D	11.70%	12.76%	6.38%	6.13%
AllianzGI Global Allocation Fund Class R	11.44%	12.51%	6.13%	5.88%
AllianzGI Global Allocation Fund Class P	11.92%	13.00%	6.60%	6.35%
AllianzGI Global Allocation Fund Institutional Class	11.90%	13.11%	6.83%	6.61%
AllianzGI Global Allocation Fund Administrative Class	11.59%	12.79%	6.42%	6.18%
MSCI All Country World Index	23.45%	15.34%	7.64%	5.76%
60% MSCI AC World Index, 40% Barclays U.S. Aggregate Index	12.87%	11.65%	6.82%	5.93%
Barclays U.S. Aggregate Index	–1.61%	5.33%	4.71%	5.24%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	14.14%	12.42%	6.06%	5.59%

† The Fund began operations on 9/30/98. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/98.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 2.11% for Class A shares, 2.82% for Class B shares, 2.84% for Class C shares, 2.06% for Class D shares, 2.29% for Class R shares, 2.10% for Class P shares, 1.87% for Institutional Class shares and 2.15% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.13% for Class A shares, 1.84% for Class B shares, 1.86% for Class C shares, 1.08% for Class D shares, 1.29% for Class R shares, 0.89% for Class P shares, 0.89% for Institutional Class shares and 1.14% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Annual Report	| November 30, 2013	45

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Cumulative Returns Through November 30, 2013

Fund Allocation (as of November 30, 2013)

PIMCO Income	10.1%
AllianzGI NFJ International Value	8.5%
PIMCO Short-Term	7.0%
AllianzGI NFJ Global Dividend Value	5.5%
AllianzGI International Small-Cap	5.1%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	5.1%
PIMCO Floating Income	5.0%
PIMCO Mortgage Opportunities	5.0%
Other	49.1%
Cash & Equivalents — Net	–0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,051.30	$1,047.00	$1,046.80	$1,051.30	$1,049.80	$1,052.60	$1,052.20	$1,049.80
Expenses Paid During Period	$2.06	$5.70	$5.80	$1.80	$2.88	$0.82	$0.82	$2.11

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,023.06	$1,019.50	$1,019.40	$1,023.31	$1,022.26	$1,024.27	$1,024.27	$1,023.01
Expenses Paid During Period	$2.03	$5.62	$5.72	$1.78	$2.84	$0.81	$0.81	$2.08

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 1.11% for Class B, 1.13% for Class C, 0.35% for Class D, 0.56% for Class R, 0.16% for Class P, 0.16% for Institutional Class and 0.41% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

46	November 30, 2013 |	Annual Report

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Annual Report	| November 30, 2013	47

Unaudited

AllianzGI Global Growth Allocation Fund

For the period of December 1, 2012, through November 30, 2013, as provided by the US Multi-Asset Group.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of the AllianzGI Global Growth Allocation Fund (the “Fund”) returned 16.42% underperforming the MSCI AC World Index (the “benchmark index”) which returned 23.45%.

What Happened

During the twelve-month period ended November 30, 2013, markets were dominated by financial repression from central banks around the world, including the Federal Reserve, European Central Bank, Bank of England and the Bank of Japan (BOJ). As a result, short term rates were kept low and below inflation with three consequences: private and public balance sheets continued to be repaired, massive wealth transfers from savers to borrowers including sovereign governments continued to take place which pushed investors into risky assets. The dominant theme for much of the period from the second quarter of 2013 on revolved around the question of the “beginning of the end of quantitative easing” (QE) through tapering large-scale asset purchases.

In the US, growth has resumed. The energy boom in the middle of the country has had wide ranging effects from chemical industry profits, capital spending on steel, trucks, sand and infrastructure in general. The banks are healthy, after having written off over $1 trillion in bad assets. The US fiscal disaster, for now, is a thing of the past.

Europe has emerged from its crisis with less recourse to the draconian spending cuts that are the hallmark of austerity programs of the past. While growth has resumed across the continent, recent data suggest that the divergence between Germany and France is becoming more pronounced, with France’s manufacturing sector continuing to contract. In the periphery, Italy and Spain have benefitted from an export recovery and a reduction in unit labor costs as well as in the case of Spain, healthier banks.

In Japan, Prime Minister Shinzo Abe led the charge toward joining the developed market QE bandwagon this year. The BOJ launched a QE program that is the equivalent of 10% of Japan’s GDP.

Finally in emerging markets (EM), the effects of the anticipated taper were pronounced. The effect of the taper (and the consequential increase in US interest rates) combined with political unrest in several countries (including

Brazil, Turkey and Egypt) contributed to an indiscriminate EM selloff that began in May and stretched to the end of September. As a result, emerging market assets were among the worst performers for the period.

What did all of this mean for markets?

In equities, across the globe returns were large double digits, with little earnings growth and all the returns coming from PE expansion. Japan was among the best performing developed markets for the period, up around 33%. Overall there was little earnings growth in the period but massive PE expansion, some markets such as Italy posted a 60% increase in the market PE. It was a similar story for risky bonds. While interest rates have gone up, the demand for income is so high, that spreads fell and the riskiest bond went up the most. For example, in the US CCC bonds were up 13% year-to-date while AAAs were down over 4% year-to-date.

Portfolio Review

During the twelve-month period ended November 30, 2013, and relative to its benchmark index, the Fund had off-benchmark exposure in US and non-US small-cap equities, fixed-income assets and in real return assets, including real estate and commodities. The Fund held an overweight in emerging market equities and held underweights in US and non-US large-cap.

For the period, performance was materially ahead of benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Floating Income Fund and PIMCO Mortgage Opportunities Fund all outperformed the Barclays US Aggregate Bond Index for the period. The Fund’s exposure to commodities and real estate hurt performance. An underweight to global equities hurt overall performance. More generally, for the period, being underweight risky assets offset some of the gains from positions in fixed income.

In global equities, the portfolio underperformed the benchmark. While an underweight to equities hurt, this was partially offset by off-benchmark exposure to small cap equities. For the period, small cap equities outperformed large cap equities by about 10% (based on the Russell 1000 and 2000 indexes). In emerging market equities, exposure to frontier markets, which outperformed broader EM by more than 22% for the period also contributed.

In the fixed income portion of the portfolio, selection within nominal bonds, especially in the intermediate bond and global credit categories contributed to performance. This was helped by good performance from PIMCO Floating Income Fund and PIMCO Income Fund—which were up 3.33% and 6.40% respectively for the period. The TIPS portion of the fixed-income portfolio also contributed to performance due to an underweight to intermediate-term TIPS.

Outlook

For 2014, central bankers will almost certainly keep pushing on the only two levers that move when pushed: (1) the interest rate lever of financial repression and (2) the wealth lever of asset purchases. We believe the results next year should resemble those of 2013, with the following three new twists: (i) risk assets are already fully priced to expensive; (ii) economic growth is resuming, at least in the US; (iii) a weak yen, which has so far helped Japan, may present negative externalities for the Asian economies that compete with Japan on exports.

In fixed income, for investors who need income and whose appetite for credit risk is limited, we believe 2014 may be another year of drought. Worse, as the end of QE takes shape in the US and eventually elsewhere, the risk of owning duration is severe. It is difficult to find any asset with a decent yield and minimal duration and valuation risks, with a few exceptions: short-term high yield and some mortgage markets. Beyond these specialized areas, investors will have to rely on active management strategies to stem the steady QE-driven destruction of wealth in bonds.

In equities, growth at a reasonable price is a viable strategy in some markets. These include the US at 15 times projected 2014 earnings, with earnings growth estimated at 6% to 8%, and the UK at 13 times projected 2014 earnings with a similar growth outlook. Japan, still in a cheap-yen-driven export boom, is not cheap and has a high risk of failure. We believe there are also pockets of value, including Spain, which in a few short years has radically trimmed its labor costs, repaired its banks, and moved to a trade surplus, is valued at a P/E ratio in the mid-teens and earnings are less than 50% of what they used to be, presenting an attractive combination of earnings recovery and reasonable valuation.

48	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Global Growth Allocation Fund (cont’d)

Commodities remain in a one-way trend: down. Demand from China has moderated (infrastructure spending is no longer 40% of GDP) and the supply response has been tremendous. In real estate, global REITs are still growing as capital-markets funding of real estate replaces bank funding, but the importance of yield to REIT returns and valuations make them bond like, that is, highly sensitive to the envisioned end of QE.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI Global Growth Allocation Fund Class A	16.42%	15.66%
AllianzGI Global Growth Allocation Fund Class A (adjusted)	10.02%	14.24%
AllianzGI Global Growth Allocation Fund Class C	15.52%	14.82%
AllianzGI Global Growth Allocation Fund Class C (adjusted)	14.52%	14.82%
AllianzGI Global Growth Allocation Fund Class D	16.43%	15.67%
AllianzGI Global Growth Allocation Fund Class R	16.13%	15.39%
AllianzGI Global Growth Allocation Fund Class P	16.62%	15.89%
AllianzGI Global Growth Allocation Fund Institutional Class	16.71%	16.01%
AllianzGI Global Growth Allocation Fund Administrative Class	16.48%	15.72%
MSCI AC World Index	23.45%	16.51%
80% MSCI AC World & 20% Barclays US Aggregate Index	18.07%	14.33%
Lipper Global Flexible Port Fund Average	10.04%	12.08%

† The Fund began operations on 4/27/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 4.98% for Class A shares, 5.51% for Class C shares, 4.81% for Class D shares, 5.02% for Class R shares, 4.53% for Class P shares, 4.70% for Institutional Class shares and 4.68% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.26% for Class A shares, 2.04% for Class C shares, 1.26% for Class D shares, 1.49% for Class R shares, 1.09% for Class P shares, 0.99% for Institutional Class shares and 1.24% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Cumulative Returns Through November 30, 2013

Fund Allocation (as of November 30, 2013)

AllianzGI NFJ Small-Cap Value	8.1%
AllianzGI Behavioral Advantage Large Cap	6.5%
AllianzGI NFJ International Value	6.0%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	6.0%
AllianzGI U.S. Managed Volatility	6.0%
AllianzGI Emerging Markets Opportunities	5.0%
AllianzGI NFJ Emerging Markets Value	4.0%
AllianzGI International Small-Cap	4.0%
Other	53.7%
Cash & Equivalents — Net	0.7%

Annual Report	| November 30, 2013	49

Unaudited

AllianzGI Global Growth Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,071.10	$1,067.20	$1,071.00	$1,069.90	$1,072.00	$1,072.30	$1,071.20
Expenses Paid During Period	$2.08	$6.11	$2.08	$3.27	$1.19	$0.68	$1.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,023.06	$1,019.15	$1,023.06	$1,021.91	$1,023.92	$1,024.42	$1,023.16
Expenses Paid During Period	$2.03	$5.97	$2.03	$3.19	$1.17	$0.66	$1.93

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 1.18% for Class C, 0.40% for Class D, 0.63% for Class R, 0.23% for Class P, 0.13% for Institutional Class and 0.38% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

50	November 30, 2013 |	Annual Report

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Annual Report	| November 30, 2013	51

Unaudited

AllianzGI Behavioral Advantage Large Cap Fund

For the period of December 1, 2012, through November 30, 2013, as provided by Raife Giovinazzo, CFA, PhD, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of the AllianzGI Behavioral Advantage Large Cap Fund (the “Fund”) returned 33.61%, outperforming the S&P 500 Index (the “benchmark index”) which returned 30.30%.

On an absolute basis, this was a great year for the stock market and the Fund as the economy continued to improve and investors continued to move money into the stock market.

On a relative basis, the Fund outperformed the S&P 500 Index. Outperformance relative to the S&P 500 Index was overwhelmingly due to stock selection. This outperformance based on stock selection is by design—while the Fund is over-weight and under-weight industries slightly, the Fund aims for a diversified portfolio that is roughly similar to the S&P 500 in sector composition. Over the reporting period, 58% of the stocks that were over-weighted relative to the benchmark index subsequently out-performed, which is a pretty good batting average.

The Fund follows a two-step investment process: it begins with a proprietary starting index that weights stocks proportional to accounting measures of size, and then adds overlay based on behavioral finance. For the year ending November 30, 2013, the proprietary starting index largely contributed to the Fund’s outperformance. The performance contribution of each step will (of course) vary from period to period. In the long run, we expect both our proprietary starting index and our behavioral overlay to add alpha relative to the S&P 500.

Stock selection in Industrials, Information Technology and Financials was particularly strong. During the reporting period, we were underweight Apple relative to the S&P 500 as we saw signs that investors had over-hyped and therefore overvalued Apple; this underweight was the biggest single stock contributor to outperformance. The second biggest stock contributor to out-performance was Delta Airlines, a stock many investors avoided since its 2008 bankruptcy and consequently under-reacted to its continually improving performance. The biggest stock detractor was Southern Copper Corporation, a stock where we thought investors were ignoring and under-reacting to improvements. Since the Fund is built deliberately as a diversified portfolio, there were many minor wins and losses, but during the reporting period the wins decidedly outnumbered the losses with more than 3.3% total outperformance.

Looking forward, we see many opportunities, and aim for similar out-performance from our behavioral-finance inspired investment process over the long run.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI Behavioral Advantage Large Cap Fund Class A	33.61%	26.98%
AllianzGI Behavioral Advantage Large Cap Fund Class A (adjusted)	26.26%	23.79%
AllianzGI Behavioral Advantage Large Cap Fund Class C	32.60%	26.00%
AllianzGI Behavioral Advantage Large Cap Fund Class C (adjusted)	31.60%	26.00%
AllianzGI Behavioral Advantage Large Cap Fund Class D	33.57%	26.96%
AllianzGI Behavioral Advantage Large Cap Fund Class P	33.83%	27.24%
AllianzGI Behavioral Advantage Large Cap Fund Institutional Class	34.02%	27.37%
S&P 500 Index	30.30%	23.47%
Lipper Multi-Cap Core Fund Average	31.42%	19.88%

† The Fund began operations on 9/8/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 8/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 2.76% for Class A shares, 3.62% for Class C shares, 2.61% for Class D shares, 2.38% for Class P shares and 2.32% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.83% for Class A shares, 1.57% for Class C shares, 0.81% for Class D shares, 0.65% for Class P shares and 0.55% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

52	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Behavioral Advantage Large Cap Fund (cont’d)

Cumulative Returns Through November 30, 2013

Industry Allocation (as of November 30, 2013)

Oil, Gas & Consumable Fuels	7.3%
IT Services	4.8%
Specialty Retail	4.8%
Insurance	4.5%
Aerospace & Defense	4.3%
Pharmaceuticals	4.1%
Food & Staples Retailing	4.0%
Software	3.9%
Other	62.0%
Cash & Equivalents — Net	0.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,141.00	$1,136.40	$1,140.80	$1,141.90	$1,142.50
Expenses Paid During Period	$4.45	$8.41	$4.35	$3.49	$2.95

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,020.91	$1,017.20	$1,021.01	$1,021.81	$1,022.31
Expenses Paid During Period	$4.20	$7.94	$4.10	$3.29	$2.79

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.83% for Class A, 1.57% for Class C, 0.81% for Class D, 0.65% for Class P and 0.55% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2013	53

Unaudited

AllianzGI China Equity Fund

For the period of December 1, 2012, through November 30, 2013, as provided by Christina Chung, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of the AllianzGI China Equity Fund (the “Fund”) returned 15.58% outperforming the MSCI China Index (the “benchmark index”) which returned 12.49%.

The relative outperformance was attributed to both sector allocation and stock selection. Our stock selection in the Industrials sector contributed the most to relative performance. In contrast, stock selection in the Information Technology and Financials sectors have been the areas of weakness and detracted from performance. However, our relative overweight in the information technology sector had partially offset the negative attribution from stock selection in the sector. One of our stock picks in the Industrial sector (an environmental protection company) was the top active contributor to outperformance of the Fund as the environmental protection industry has been a direct beneficiary of positive government policies. The Consumer Discretionary sector also helped relative performance in terms of stock selection because of our positioning in the Macau catering business, which benefitted from the strong growth in the number of Mainland Chinese tourists visiting Macau. On the negative side, the Information Technology sector detracted from relative performance for the reporting period in part because of our position in an IT services provider whose share price was undermined by PC weakness. However, we believe the company will be a key beneficiary of the rollout of smart city projects in China, and valuation was very cheap. Within the Financials sector, our holdings in the real estate and insurance industries were amongst the largest detractors to performance.

In the first quarter of 2013, the China and Hong Kong equity markets consolidated after strong performance over the previous quarter. The market pulled back on concerns over policy tightening in China and, in particular, tightening of the property market in China and Hong Kong. On the macroeconomic front, China data continued to show signs of recovery, albeit at a moderate rate, until June. The markets suffered a sharp sell-off across the board in late June. Investors were skeptical about China’s economy with renewed concerns over a “hard” landing scenario after the weak macroeconomic data. In addition, China’s domestic short-term liquidity was very tight, with a spike of short term inter-bank rates in late June. China’s equity markets rebounded in the third quarter of 2013 after the sharp sell-off in June. Investors turned more positive on China, encouraged by the better than expected macro numbers in the summer months and expectations that the Communist Party’s Central Committee meeting in November would endorse a series of major economic reforms. Following the release of the comprehensive reform blueprint in mid-November, investors reacted positively to the blueprint as it tried to address most of the structural problems in the Chinese economy.

In the short term, news flow on specific reform areas should continue to support the market. However, for equity markets to sustain the upward momentum, investors need to have better visibility on the reform timetable as well as its implementation. In this regard, we would expect more information to be released over the next six months and that should help improve investors’ confidence on the progress of the reforms. In turn, this should support the recovery of Chinese equities back to what we believe to be their normal valuations with further re-rating potential driven by any positive surprise from the reform progress.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI China Equity Fund Class A	15.58%	8.20%
AllianzGI China Equity Fund Class A (adjusted)	9.22%	6.45%
AllianzGI China Equity Fund Class C	14.70%	7.44%
AllianzGI China Equity Fund Class C (adjusted)	13.70%	7.44%
AllianzGI China Equity Fund Class D	15.64%	8.26%
AllianzGI China Equity Fund Class P	15.93%	8.54%
AllianzGI China Equity Fund Institutional Class	15.99%	8.63%
MSCI China Index	12.49%	6.66%
Lipper China Region Funds Average	17.51%	7.96%

† The Fund began operations on 6/7/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/2010.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 6.54% for Class A shares, 8.46% for Class C shares, 16.67% for Class D shares, 5.74% for Class P shares and 6.19% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.73% for Class A shares, 2.56% for Class C shares, 1.77% for Class D shares, 1.51% for Class P shares and 1.45% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

54	November 30, 2013 |	Annual Report

Unaudited

AllianzGI China Equity Fund (cont’d)

Cumulative Returns Through November 30, 2013

Industry Allocation (as of November 30, 2013)

Commercial Banks	18.0%
Oil, Gas & Consumable Fuels	10.8%
Insurance	7.2%
Internet Software & Services	7.1%
Commercial Services & Supplies	6.2%
Real Estate Management & Development	5.5%
Automobiles	5.0%
Specialty Retail	4.8%
Other	34.3%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,107.10	$1,102.50	$1,107.00	$1,109.00	$1,109.50
Expenses Paid During Period	$9.14	$13.49	$9.35	$7.98	$7.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,016.39	$1,012.23	$1,016.19	$1,017.50	$1,017.80
Expenses Paid During Period	$8.74	$12.91	$8.95	$7.64	$7.33

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.73% for Class A, 2.56% for Class C, 1.77% for Class D, 1.51% for Class P and 1.45% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2013	55

Unaudited

AllianzGI Convertible Fund

For the period of December 1, 2012, through November 30, 2013, as provided by Doug Forsyth, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of AllianzGI Convertible Fund (the “Fund”) returned 25.49% outperforming the BofA Merrill Lynch All Convertibles Index (the “benchmark index”) which returned 25.14%.

In the reporting period, convertible bonds largely benefited from higher equity prices, and to a lesser extent, credit spread tightening. Healthy corporate earnings, continued global economic improvement and ongoing accommodative global central bank policies supported the stock market’s advance. In addition, convertible bonds benefited from a lack of credit risk. Solid balance sheets were confirmed in the reporting season. The new-issue corporate-bond market produced a lower semi-annual interest-expense burden for issuers, and again proved the widespread availability of new capital. Furthermore, the majority of the new issues’ use-of-proceeds continued to be refinancing, which helped eliminate near-term amortization risk in the market.

Despite a significant rise in convertible bonds overall, there were periods of uncertainty. Market weakness was generally more macro in nature than fundamentally driven. In particular, headlines focused on the Fed led to episodes of volatility. What had been perceived by investors as a unilaterally accommodative global monetary policy was tempered by the language, not the actions, of the US Federal Reserve. The Fed’s statements in June rattled the markets in general, but they also specifically impacted longer-dated Treasuries. Furthermore, mild headwinds persisted in the form of continued unrest in the Middle East and budget and debt ceiling indecision in the US, but overall, investors overlooked these issues.

Against this backdrop, the convertible market outperformed fixed-income asset classes during the reporting period due to their low and even negative correlations with interest rates. Despite the variety of market opinions on Fed tapering and the frequent shifts in investor sentiment, the fundamental profile of the convertible market remained largely unchanged.

Non-investment-grade issuers outperformed investment-grade issuers and total-return convertibles outperformed yield or busted categories. New convertible issuance increased significantly during the reporting period and the convertible market remained on pace for its best year of issuance since 2008.

Performance

The Fund rallied with the market in the reporting period. The attribution for the period included several positive single-name performers from a variety of sectors. The majority of the Fund’s issuers exceeded earnings expectations, which helped contribute to absolute and relative performance.

Sector allocations that helped relative performance in the period included Financials, Materials and Industrials. A lower-than-benchmark weight and positive security selection in the Financials and Materials sectors was beneficial, while stronger issue-specific performance within the Industrials sector had a positive impact on a relative basis. In addition, the Fund benefited from an overweight in Consumer Discretionary.

In contrast, the Fund’s Healthcare, Energy, Media and Transportation exposure weighed on relative performance during the reporting period. In particular, negative security selection within the Healthcare sector detracted, while an underweight in Energy and weaker returns from individual issues hindered performance on a relative basis. In addition, lower issuer-specific performance in Media and Transportation more than offset the benefits of the each sector’s relative overweight.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	25.49%	18.65%	9.58%	10.65%
AllianzGI Convertible Fund Class A (adjusted)	18.59%	17.32%	8.96%	10.35%
AllianzGI Convertible Fund Class C	24.55%	17.78%	8.77%	9.83%
AllianzGI Convertible Fund Class C (adjusted)	23.55%	17.78%	8.77%	9.83%
AllianzGI Convertible Fund Class D	25.41%	18.63%	9.57%	10.65%
AllianzGI Convertible Fund Class R	24.86%	18.28%	9.28%	10.36%
AllianzGI Convertible Fund Class P	25.76%	18.88%	9.81%	10.89%
AllianzGI Convertible Fund Institutional Class	25.88%	19.01%	9.92%	11.00%
AllianzGI Convertible Fund Administrative Class	25.55%	18.69%	9.60%	10.66%
BofA Merrill Lynch All Convertibles Index	25.14%	19.64%	7.24%	8.41%
Lipper Conv. Securities Fund Average	21.75%	16.53%	6.49%	8.69%

† The Fund began operations on 4/19/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.01% for Class A shares, 1.76% for Class C shares, 1.06% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.67% for Institutional Class shares and 0.92% for Administrative Class shares. The ratio for Class P shares does not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratio net of this reduction is 0.80% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

56	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Convertible Fund (cont’d)

Cumulative Returns Through November 30, 2013

Industry Allocation (as of November 30, 2013)

Pharmaceuticals	8.5%
Internet	8.4%
Oil & Gas	7.3%
Semiconductors	7.0%
Biotechnology	6.8%
Software	6.3%
Insurance	5.0%
Healthcare — Services	4.5%
Other	42.7%
Cash & Equivalents — Net	3.5%

Moody’s Ratings* (as of November 30, 2013)

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,087.80	$1,083.60	$1,087.30	$1,083.90	$1,088.90	$1,089.10	$1,087.80
Expenses Paid During Period	$5.08	$8.93	$5.34	$8.36	$3.98	$3.46	$4.66

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,020.21	$1,016.50	$1,019.95	$1,017.05	$1,021.26	$1,021.76	$1,020.61
Expenses Paid During Period	$4.91	$8.64	$5.16	$8.09	$3.85	$3.35	$4.51

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.97% for Class A, 1.71% for Class C, 1.02% for Class D, 1.60% for Class R, 0.76% for Class P, 0.66% for Institutional Class and 0.89% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2013	57

Unaudited

AllianzGI Disciplined Equity Fund

For the period of December 1, 2012, through November 30, 2013, as provided by Steven J. Berexa, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30 2013, Class A shares at NAV of AllianzGI Disciplined Equity Fund (the “Fund”) returned 23.49% underperforming the S&P 500 Index (the “benchmark index”) which returned 30.30%.

Approximately 80% of the Fund’s underperformance during this period was due to stock selection while the remainder was attributable to our sector positioning.

At the sector level, Financials were among the top performing segments as the US Treasury yield curve steepened producing a more favorable lending environment for major banks and asset managers benefitting from strong capital markets. Industrials stocks gained on encouraging manufacturing surveys from around the globe, as well as from increasing capacity utilization. Consumer Discretionary stocks gained as lower gas prices outweighed choppy readings on consumer confidence. The Health Care segment was also among the top gainers led by biotechnology and benefits providers. Conversely, commodity-related and higher dividend paying sectors of the market underperformed during the reporting period. Contending with supply/demand imbalances, the Energy and Materials segments have struggled to keep pace with the market’s gains this year. Even worse off have been the high-yielding Utilities and Telecommunications sectors which have lost some of their allure as a substitute for US Treasurys given the recent increases in yields.

Turning to the performance of the Fund, stock selection in the Technology and Consumer Discretionary segments detracted from relative returns during the one-year period ended November 30, 2013. Technology was one of our largest overweights over the course of the year and we continue to be constructive on the sector. However, some of our holdings have faced headwinds this year including lackluster enterprise spending and increasingly competitive environment. We took actions to trim our exposure to holdings where we have reduced conviction, or where we saw the upside becoming constrained, and redeployed the proceeds to attractively valued names we believe have strong long-term drivers. Our stock picking in the consumer discretionary group was also challenged this year. We have reviewed our positioning to the group and have added to new and existing positions in stocks where we see attractive upside/downside profiles.

On the positive side, stock selection in Financials and Consumer Staples helped relative performance. Our holdings in the asset management segment were especially strong amid the strength in equity markets and solid business execution. In Consumer Staples, our top contributors appreciated strongly as investors expect bumper crops in the US this year which would increase volumes and reduce input costs. We decided to take profits in these companies as we believe valuations are less compelling at these levels and expectations are uncomfortably high.

On a sector allocation basis, the Fund’s underweights in Consumer Discretionary and Financials as well as an overweight in Energy detracted from relative returns. Conversely, underweighting Utilities and Consumer Staples while overweighting Industrials helped relative returns. On balance, the impact of sector allocation was negative.

Regarding our outlook on the US equity market, we believe US stocks still offer some of the best risk-adjusted return opportunities for investors. We see several key structural improvements which could drive upside in the overall US equity market, such as increased manufacturing competitiveness, reduction in fiscal drag, continuity of monetary policy, and attractive real growth rates.

We remain focused on identifying stocks with attractive valuations and that have favorable long-term fundamental drivers. As an example, we have added to/initiated several attractively valued holdings in the Technology sector that we believe should benefit from particular secular trends or whose execution appears to be improving.

We note that there are several risks specific to the US that could lend to some market volatility in the near-term such as the Fed’s decision of when and how much to reduce its monthly bond purchases. Though we would expect a pull-back on the news, we are confident our emphasis on downside risk protection in our stock selection should help protect the portfolio against major declines.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	5 Year	Since Inception†
AllianzGI Disciplined Equity Fund Class A	23.49%	16.67%	8.16%
AllianzGI Disciplined Equity Fund Class A (adjusted)	16.70%	15.36%	7.03%
AllianzGI Disciplined Equity Fund Class C	22.55%	15.78%	7.35%
AllianzGI Disciplined Equity Fund Class C (adjusted)	21.55%	15.78%	7.35%
AllianzGI Disciplined Equity Fund Class D	23.44%	16.67%	8.16%
AllianzGI Disciplined Equity Fund Class P	23.65%	16.91%	8.38%
AllianzGI Disciplined Equity Fund Institutional Class	23.81%	17.01%	8.49%
S&P 500 Index	30.30%	17.60%	10.08%
Lipper Large-Cap Core Fund Average	29.47%	16.80%	8.29%

† The Fund began operations on 7/15/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.38% for Class A shares, 2.21% for Class C shares, 4.88% for Class D shares, 1.26% for Class P shares and 1.09% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 0.95% for Class D shares, 0.79% for Class P shares and 0.70% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

58	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Disciplined Equity Fund (cont’d)

Cumulative Returns Through November 30, 2013

Industry Allocation (as of November 30, 2013)

Energy Equipment & Services	8.0%
Computers & Peripherals	7.1%
Diversified Financial Services	5.8%
Oil, Gas & Consumable Fuels	5.7%
Pharmaceuticals	5.5%
Software	5.2%
Commercial Banks	4.8%
Industrial Conglomerates	4.5%
Other	49.7%
Cash & Equivalents — Net	3.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,101.40	$1,097.30	$1,101.10	$1,101.90	$1,102.70
Expenses Paid During Period	$5.00	$8.94	$5.00	$4.16	$3.69

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,020.31	$1,016.55	$1,020.31	$1,021.11	$1,021.56
Expenses Paid During Period	$4.81	$8.59	$4.81	$4.00	$3.55

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.70% for Class C, 0.95% for Class D, 0.79% for Class P and 0.70% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365

Annual Report	| November 30, 2013	59

Unaudited

AllianzGI Dynamic Emerging Multi-Asset Fund

For the period of December 17, 2012, through November 30, 2013, as provided by Stefan Nixel, CFA, CAIA Portfolio Manager.

Portfolio Insights

For the period from inception on December 17, 2012 through November 30, 2013, Class A shares at NAV of the AllianzGI Dynamic Emerging Multi-Asset Fund (the “Fund”) returned -10.53% underperforming the MSCI Emerging Markets Index (the “benchmark index”) which returned 0.35%.

Returns of Emerging Market Equities, Emerging Market fixed income, and Commodities came under pressure during the first half of 2013 due to concerns that the US Federal Reserve may begin tapering its easy monetary policy, slowing growth concerns in China, and news that the euro-zone GDP rate remained in negative territory. However, these asset classes rebounded in the third quarter as the Federal Reserve surprised markets with their announcement of continued policy of Quantitative Easing. The Fund had reduced exposure to these three asset classes earlier in the year as the market sold off risk assets in anticipation of the Federal Reserve’s tapering. When the Federal Reserve surprised markets with its continued easy monetary policy, risk assets generally gained ground and the Fund’s underweight to these asset classes negatively impacted returns.

As of November 30, 2013 the Fund held 52% of the portfolio in Emerging Market Equities, 38% in Emerging Market Fixed Income, and 4% in Commodities. In regards to Emerging Market Equities the Fund currently gains exposure through Futures on the MSCI Emerging Market Index and has taken active country weights through Futures with an overweight to Turkey, Brazil, China, and South Korea and an underweight to South Africa, Taiwan, Mexico, and India.

Cumulative Total Return for the period ended November 30, 2013

Since Inception†
AllianzGI Dynamic Emerging Multi-Asset Fund Class A	–10.53%
AllianzGI Dynamic Emerging Multi-Asset Fund Class A (adjusted)	–15.45%
AllianzGI Dynamic Emerging Multi-Asset Fund Class C	–11.13%
AllianzGI Dynamic Emerging Multi-Asset Fund Class C (adjusted)	–12.02%
AllianzGI Dynamic Emerging Multi-Asset Fund Class D	–10.53%
AllianzGI Dynamic Emerging Multi-Asset Fund Class P	–10.40%
AllianzGI Dynamic Emerging Multi-Asset Fund Institutional Class	–10.27%
MSCI Emerging Markets Index	0.35%
Lipper Global Flexible Port. Fund Average	7.87%

† The Fund began operations on 12/17/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 7.28% for Class A shares, 8.03% for Class C shares, 7.28% for Class D shares, 7.13% for Class P shares and 7.03% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.53% for Class A shares, 2.28% for Class C shares, 1.53% for Class D shares, 1.38% for

Class P shares and 1.28% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

60	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Dynamic Emerging Multi-Asset Fund (cont’d)

Cumulative Returns Through November 30, 2013

Asset Allocation (as of November 30, 2013)

Mutual Funds	41.0%
Corporate Bonds & Notes	25.6%
Cash & Equivalents — Net	33.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$946.40	$943.40	$946.40	$947.10	$948.60
Expenses Paid During Period	$7.08	$10.72	$7.08	$6.35	$5.86

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,017.80	$1,014.04	$1,017.80	$1,018.55	$1,019.05
Expenses Paid During Period	$7.33	$11.11	$7.33	$6.58	$6.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.20% for Class C, 1.45% for Class D, 1.30% for Class P and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2013	61

Unaudited

AllianzGI Global Fundamental Strategy Fund

For the period of July 1, 2013, through November 30, 2013, as provided by Andreas Uterman, Portfolio Manager.

Portfolio Insights

For the period from inception on July 1, 2013 through November 30, 2013, Class A shares at NAV of the AllianzGI Global Fundamental Strategy Fund (the “Fund”) returned 3.00%.

Global equities rallied since the Fund’s inception, with developed markets leading the way, whereas fixed income assets were volatile. In August, fixed income yields rose significantly, especially due to some further sell-offs in emerging markets. Emerging market bonds in local currencies in particular, continued to be a sell-off target. These sell-offs were due to the continuous headwinds for economic development in emerging markets and the threat of potential US Fed tapering in September. The Fed’s decision not to taper in September resulted in positive performance in the majority of global bond markets. Local currency bonds in particular returned positive for the first time since April. This was backed by strong foreign demand correlated to the Fed’s decision not to taper. The outlook that central banks are going to continue to maintain low rates also alleviated some pressure on emerging market currencies.

At the close of the reporting period, the Fund held approximately 60% of the portfolio in fixed income securities, 30% in equities, and the remaining holdings in cash. With respect to performance since the Fund’s inception, allocations to US and European equities contributed positively to returns, while some of our holdings in emerging market local currencies detracted from returns during the period.

We continue to have a positive view on local currency emerging market bonds. Further volatility and weakness cannot be excluded in the wake of tightening monetary policy in developed economies, however this would provide opportunities to selectively increase exposure.

Benchmark government bonds in the developed markets are yielding below our expectations for the Fund and continue to be expensive. We believe that longer maturities should be avoided.

Equity valuations have meanwhile become quite rich in select developed markets. Valuations are supported by a number of factors, including the significant yield gap between bonds and equities and the fact that most large investors are still underweight in equities. Within the dividend segment, a more cyclical orientation towards companies with dividend growth potential might be warranted.

With regard to the Fund’s Strategy core portfolio, we remain constructive on high dividend paying stocks with strong fundamentals which meet our criteria of a steady income component to achieve our goal of an absolute positive return over a 3-year rolling period. In the fixed income part of the portfolio we continue to favor emerging market bonds denominated in local currencies. At current levels they offer an attractive carry and potential for appreciation relative to the US Dollar and the Euro. In October we also added better quality peripheral bonds. In line with our expectation of an improvement in the economic cycle, we are positioned with a low duration risk in our bond holdings.

Cumulative Total Return for the period ended November 30, 2013

Since Inception†
AllianzGI Global Fundamental Strategy Fund Class A	3.00%
AllianzGI Global Fundamental Strategy Fund Class A (adjusted)	–2.67%
AllianzGI Global Fundamental Strategy Fund Class C	2.67%
AllianzGI Global Fundamental Strategy Fund Class C (adjusted)	1.67%
AllianzGI Global Fundamental Strategy Fund Class D	3.00%
AllianzGI Global Fundamental Strategy Fund Class P	3.07%
AllianzGI Global Fundamental Strategy Fund Institutional Class	3.13%
USD Overnight LIBOR	0.05%
70% MSCI ACWI, 30% Barclays Global Aggregate Bond Index	9.93%
USD Overnight LIBOR + 4%	1.74%
Lipper Absolute Return Funds Average	2.55%

† The Fund began operations on 7/1/13. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 2.87% for Class A shares, 3.62% for Class C shares, 2.87% for Class D shares, 2.72% for Class P shares and 2.62% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/14. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.10% for Class P shares and 1.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated July 1, 2013, as supplemented to date.

62	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Global Fundamental Strategy Fund (cont’d)

Cumulative Returns Through November 30, 2013

Country Allocation (as of November 30, 2013)

United States	27.0%
Supranational	9.9%
Switzerland	9.1%
Germany	7.6%
Italy	6.4%
United Kingdom	5.8%
Canada	4.8%
France	3.9%
Other	22.7%
Cash & Equivalents — Net (including Options Purchased and Written)	2.8%

Moody’s Ratings* (as of November 30, 2013)

(as a % of fixed-income investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,030.00	$1,026.70	$1,030.00	$1,030.70	$1,031.30
Expenses Paid During Period	$5.28	$8.44	$5.28	$4.65	$4.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,018.80	$1,015.04	$1,018.80	$1,019.55	$1,020.05
Expenses Paid During Period	$6.33	$10.10	$6.33	$5.57	$5.06

The Fund commenced operations on July 1, 2013. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning June 1, 2013. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,015.62 and $5.25, respectively, for Class A; $1,012.49 and $8.38, respectively, for Class C; $1,015.62 and $5.25, respectively, for Class D; $1,016.24 and $4.62, respectively, for Class P; and $1,016.66 and $4.20, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.25% for Class D, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 152/365 for the Actual expense example and 183/365 for the Hypothetical expense example.

Annual Report	| November 30, 2013	63

Unaudited

AllianzGI Global Managed Volatility Fund

For the period of December 1, 2012, through November 30, 2013, as provided by Steven Tael, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30 2013, Class A shares at NAV of AllianzGI Global Managed Volatility Fund (the “Fund”) returned 12.66% underperforming the MSCI World Index (the “benchmark index”) which returned 26.38%.

Market Environment

During the reporting period, the benchmark index was higher in ten out of twelve months, thanks to improving investor sentiment and increasing growth projections coupled with clarity surrounding the US Federal Reserve asset tapering. Higher risk stocks were rewarded during the reporting period as a result of investor euphoria, which pushed the benchmark index to an all-time high.

From a regional standpoint, European equities were broadly higher, with each of the of the fifteen developed market economies advancing during the reporting period. Finland and Ireland were to two top performers in the region, which were offset by more modest gains in Norway and Portugal. The United States, which represents greater than 50% of the benchmark index, was higher on the back of improving employment figures, low inflation, and a rebound in housing prices. Meanwhile, Asian equity performance was more muted, with Australia and Singapore posting single digit returns for the reporting period. Japan was by far the best developed market performer in the region, benefitting from government policies designed to weaken the yen and boost export demand.

Sector performance was broad-based. Consumer Discretionary and Health Care stocks were among the best performers within the benchmark index as a result of improving consumer demand. Conversely, Materials stocks were only modestly higher during the annual reporting period as a result of lackluster commodities demand globally.

Performance Driven by Allocation and Stock Selection

The managed volatility investment process takes advantage of the fact that stocks can have complementary risk characteristics and seeks to create a portfolio with lower expected risk than the benchmark index. The investment team’s expectation is that this lower risk focus will result in outperformance for clients over time due in part to the impact of wealth preservation during more volatile market environments. From a risk standpoint, the Fund achieved its desired lower risk objective, with approximately three-quarters of the risk compared to the benchmark index. However, higher risk stocks were rewarded during the reporting period, which impacted performance on both an allocation and stock selection level.

From a country standpoint, negative relative performance was due in part to lower risk selections in the United States, as higher beta securities outperformed. In addition, overweight allocations to lower risk countries including Hong Kong, Canada and Singapore detracted from performance as securities in those countries generally lagged the benchmark index. Conversely, relative underweights to the United Kingdom and Australia positively impacted results during the reporting period. Sector-relative performance was impacted by more conservative selections in Financials, Utilities and Telecommunications stocks. Meanwhile, a relative underweight and positive stock selection in the Information Technology sector proved beneficial, as did underweight allocations to Energy and Materials stocks, where global demand lagged. The investment team anticipates the current low volatility environment may potentially ratchet higher due to unforeseen macroeconomic shocks globally, particularly should the period of loose monetary supply come to an end.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI Global Managed Volatility Fund Class A	12.66%	12.25%
AllianzGI Global Managed Volatility Fund Class A (adjusted)	6.47%	9.04%
AllianzGI Global Managed Volatility Fund Class C	11.90%	11.45%
AllianzGI Global Managed Volatility Fund Class C (adjusted)	10.90%	11.45%
AllianzGI Global Managed Volatility Fund Class D	12.74%	12.29%
AllianzGI Global Managed Volatility Fund Class P	13.03%	12.54%
AllianzGI Global Managed Volatility Fund Institutional Class	13.09%	12.64%
MSCI World Index	26.38%	23.02%
MSCI World Minimum Volatility Index	16.99%	15.32%
Lipper Global Multi-Cap Value Funds Average	27.46%	19.46%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 2.55% for Class A shares, 3.20% for Class C shares, 2.44% for Class D shares, 2.27% for Class P shares and 2.30% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.63% for Class C shares, 0.88% for Class D shares, 0.70% for Class P shares and 0.60% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

64	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Global Managed Volatility Fund (cont’d)

Cumulative Returns Through November 30, 2013

Country Allocation (as of November 30, 2013)

United States	56.1%
Canada	12.8%
Japan	8.0%
Hong Kong	4.7%
China	4.6%
Singapore	4.1%
Israel	3.2%
United Kingdom	2.3%
Other	3.4%
Cash & Equivalents — Net	0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,046.60	$1,043.70	$1,047.20	$1,048.30	$1,048.90
Expenses Paid During Period	$4.87	$8.35	$4.52	$3.59	$3.08

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,020.31	$1,016.90	$1,020.66	$1,021.56	$1,022.06
Expenses Paid During Period	$4.81	$8.24	$4.46	$3.55	$3.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.63% for Class C, 0.88% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2013	65

Unaudited

AllianzGI Global Water Fund

For the period of December 1, 2012, through November 30, 2013, as provided by Andreas Fruschki, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30 2013, Class A shares at NAV of AllianzGI Global Water Fund (the “Fund”) returned 22.31% underperforming the S&P Global Water Index (the “benchmark index”) which returned 26.73%.

The reporting year was generally positive for equity markets which benefitted stocks of water related companies. The Fund appreciated in excess of 20%, benefitting from continuously growing investments into water infrastructure (supply, efficiency and quality) around the world. The Fund, however, fell short of its benchmark index as the Fund was less exposed to a number of more cyclical stocks that rallied.

Water Technology Demand: Water investments to supply the growing US new housing market, the US public water infrastructure as well as private industrial water investments have continued to perform well in the US. China and many emerging countries started to recover, which has resulted in increased confidence regarding earnings growth and strong market appreciation. Water shortages from historic under-investments in sufficient water supply infrastructure continue to curtail expansion plans for mining operations, farming and limit growth options for cities and industrial production sites. The US drought last year, the increase in water main breaks and the unprecedented levels of pollution and water over-usage in China have brought the topic of securing water supply for future growth back on the front pages of many financial magazines. We continue to see interest for water technology solutions from investors as well as companies.

Performance: Low interest rates globally have made stable growing water utilities stand out as relatively attractive investments and take-over targets for infrastructure funds looking for predictable yields. With quantitative easing however potentially coming to an end and an improving macro-economic outlook, investors have started to favor more risky and pro-cyclical companies instead. Given that the Fund has a preference for long-term, high-quality and stable growing market leaders, this has partially resulted in missing out on some relative performance.

Our biggest detractors of relative performance came from not owning short-cycle construction companies like Mueller Water, FCC, Georg Fisher and Aalberts, or being underweight turn-around companies like Veolia Environment, Pentair or Acea. We also lost performance on Andritz and Sulzer, two industrial leaders in the area of pumps and hydropower, which experienced negative company-specific one-off events during the last year.

The Fund continues to invest for high-quality growth. We continue to believe strongly in the water pumps market, hydropower, measurement devices for water quality testing, filtration equipment, water efficient agricultural irrigation and sewage treatment technology within the water universe, which should continue to see structural growth as developed nations need to increase their investments in aging infrastructure and developing markets need to invest in water infrastructure to form the basis for future growth and prosperity. We also believe in owning water utilities, which benefit from the growing demand for potable water within cities and for industrial production and provide a stabilizing element within our portfolio.

We continue to believe that water infrastructure replacement needs in the US and Europe, and the build-out of potable water-supplying infrastructure in regions such as China, India, Indonesia, Latin America and Africa will provide a multi-decade market for companies providing equipment and technologies along the water supply chain.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	5 Year	Since Inception†
AllianzGI Global Water Fund Class A	22.31%	15.68%	4.75%
AllianzGI Global Water Fund Class A (adjusted)	15.58%	14.38%	3.71%
AllianzGI Global Water Fund Class C	21.41%	14.84%	3.96%
AllianzGI Global Water Fund Class C (adjusted)	20.41%	14.84%	3.96%
AllianzGI Global Water Fund Class D	22.30%	15.69%	4.73%
AllianzGI Global Water Fund Class P	22.58%	15.93%	4.98%
AllianzGI Global Water Fund Institutional Class	22.77%	16.07%	5.10%
S&P Global Water Index	26.73%	17.77%	6.48%
Lipper Global Natural Resources Funds Average	14.60%	10.08%	-2.60%
† The Fund began operations on 3/31/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.60% for Class A shares, 2.41% for Class C shares, 2.25% for Class D shares, 1.47% for Class P shares and 1.29% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.57% for Class A shares, 2.33% for Class C shares, 1.60% for Class D shares, 1.40% for Class P shares and 1.29% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

66	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Global Water Fund (cont’d)

Cumulative Returns Through November 30, 2013

Country Allocation (as of November 30, 2013)

United States	31.3%
United Kingdom	15.5%
Switzerland	15.2%
France	5.0%
Austria	4.8%
China	4.5%
Netherlands	4.2%
Sweden	4.1%
Other	9.2%
Cash & Equivalents — Net	6.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,109.00	$1,104.90	$1,109.30	$1,110.20	$1,112.40
Expenses Paid During Period	$8.25	$12.51	$8.83	$7.25	$6.30

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,017.25	$1,013.19	$1,016.70	$1,018.20	$1,019.10
Expenses Paid During Period	$7.89	$11.96	$8.44	$6.93	$6.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.56% for Class A, 2.37% for Class C, 1.67% for Class D, 1.37% for Class P and 1.19% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2013	67

Unaudited

AllianzGI High Yield Bond Fund

For the period of December 1, 2012, through November 30, 2013, as provided by Doug Forsyth, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of AllianzGI High Yield Bond Fund (the “Fund”) returned 8.98%, outperforming the BofA Merrill Lynch High Yield Master II Index (the “benchmark index”) which returned 8.53%.

Many of the factors contributing to the period’s return were seen throughout 2013. The primary reason for continued strength in the market was, and is, the lack of credit risk. Solid balance sheets were confirmed in the quarterly earnings reports. The new-issues market produced a lower semiannual interest expense burden for issuers, and again proved the widespread availability of new capital. Furthermore, the majority of the new issues’ use-of-proceeds continued to be refinancing, which helped eliminate near-term amortization risk in the market. In addition, the lack of high-single-digit income alternatives has kept investors engaged.

Despite a strong high-yield bond return overall, there were episodes of uncertainty. Market weakness was generally more macro in nature than fundamentally driven. What had been perceived by investors as a unilaterally accommodative global monetary policy was tempered by the language, not the actions, of the US Federal Reserve. The Fed’s statements in

June rattled the markets in general, but they also specifically impacted longer-dated Treasuries. Furthermore, US government and global uncertainties persisted, but high-yield bond prices rebounded based on the slow recovery, strength of balance sheets and demand from opportunistic investors. Regardless of the variety of market opinions and the frequent shifts in mood, the fundamental profile of the high-yield market had remained largely unchanged throughout the reporting period.

Against this backdrop, the high-yield market outperformed other fixed-income asset classes during the period due to the low correlation with interest rates. The coupons of high-yield bonds afforded investors a buffer from interest-rate volatility. Another advantage for investors in high yield was the potential for spread contraction due to low credit risk.

Performance

The Fund performance in the period relative to the benchmark return was positive due to several positional and industry-specific contributions. The largest single contribution came from Printing/Publishing, where a rebound in investor confidence in the group was combined with constructive issuer-specific news regarding operating and balance-sheet improvements. In addition, within the high-yield universe tighter spread/low-coupon issuers were among the weakest-performing issues as Treasury rates rose. Consequently, the portfolio’s underweight in BB-rated issuers was beneficial. Industry allocations that helped relative performance during the period included Printing/Publishing, Energy and Healthcare. In all of the aforementioned industries, the security-specific outperformance was notable. In addition, the Fund’s greater-than-benchmark weight in the Printing/Publishing industry had a positive impact on relative performance.

Industry allocations that hurt relative performance during the period included Telecommunications-Wireline, Banking and Broadcasting. Relative weakness in Telecommunications-Wireless was isolated to a single issuer that declined on technical factors. The Fund has limited exposure to Banking and the benchmark contains hybrids and other unattractive issue types in this industry. No other notable issue-specific or weighting characteristics were observed.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	8.98%	17.67%	7.88%	8.15%
AllianzGI High Yield Bond Fund Class A (adjusted)	4.89%	16.77%	7.47%	7.92%
AllianzGI High Yield Bond Fund Class C	8.14%	16.84%	7.10%	7.36%
AllianzGI High Yield Bond Fund Class C (adjusted)	7.14%	16.84%	7.10%	7.36%
AllianzGI High Yield Bond Fund Class D	8.92%	17.68%	7.89%	8.16%
AllianzGI High Yield Bond Fund Class R	8.72%	17.39%	7.62%	7.89%
AllianzGI High Yield Bond Fund Class P	9.27%	17.90%	8.07%	8.33%
AllianzGI High Yield Bond Fund Institutional Class	9.35%	18.14%	8.35%	8.64%
AllianzGI High Yield Bond Fund Administrative Class	9.02%	17.72%	7.91%	8.17%
BofA Merrill Lynch High Yield Master II Index	8.53%	20.26%	8.65%	7.65%
Lipper High Yield Funds Average	7.78%	17.05%	7.40%	6.65%

† The Fund began operations on 7/31/96. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 0.90% for Class A shares, 1.68% for Class C shares, 1.07% for Class D shares, 1.25% for Class R shares, 0.79% for Class P shares, 0.63% for Institutional Class shares and 1.14% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.00% for Class D shares, 1.15% for Class R shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

68	November 30, 2013 |	Annual Report

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Cumulative Returns Through November 30, 2013

Industry Allocation (as of November 30, 2013)

Telecommunications	11.8%
Commercial Services	10.5%
Oil & Gas	10.2%
Diversified Financial Services	7.8%
Retail	5.5%
Media	5.3%
Auto Components	4.5%
Home Builders	3.1%
Other	36.8%
Cash & Equivalents — Net	4.5%

Moody’s Ratings* (as of November 30, 2013)

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,025.90	$1,021.90	$1,025.80	$1,025.00	$1,027.10	$1,027.40	$1,026.30
Expenses Paid During Period	$4.98	$8.97	$5.38	$5.84	$3.86	$3.30	$4.83

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,020.16	$1,016.19	$1,019.75	$1,019.30	$1,021.26	$1,021.81	$1,020.31
Expenses Paid During Period	$4.96	$8.95	$5.37	$5.82	$3.85	$3.29	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.98% for Class A, 1.77% for Class C, 1.06% for Class D, 1.15% for Class R, 0.76% for Class P, 0.65% for Institutional Class and 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2013	69

Unaudited

AllianzGI International Small-Cap Fund

For the period of December 1, 2012 through November 30, 2013, as provided by Andrew Neville, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of the AllianzGI International Small-Cap Fund (the “Fund”) returned 32.64% strongly outperforming the MSCI World ex-US Small Cap Index (the “benchmark index”) which returned 27.32%.

International smaller companies posted a strong positive return over the twelve-month period. European smaller companies registered the strongest gains followed by Japanese smaller cap companies which also gained significantly. Smaller companies within the Asia ex Japan region however were relative laggards achieving only a small positive return.

European markets were driven by expectations of an economic recovery. In fact, while sentiment indices continued to improve, economic data including GDP numbers and unemployment figures started to confirm that the economy in the euro zone is emerging gradually from the cyclical trough. In the first quarter of 2013, indecisive election results in Italy and the debt crisis in Cyprus only provided temporary headwinds. European policy moved towards relaxing austerity programs in an effort to stimulate growth. Furthermore, not seeing a high probability of inflationary pressures, the European Central Bank hinted that they will continue its expansive monetary policy and lowered its benchmark rate to a record low. The interest of international investors in European equity investments benefitted the broad market accordingly.

Japanese smaller companies were driven by the aggressive monetary easing policy of the new Bank of Japan Governor Kuroda and the start of structural reforms by Prime Minister Abe in order to stimulate the economy. On the other hand, Asian ex Japan smaller companies were put under pressure by concerns about a slowing economy in China following the leadership change. In the second quarter, comments by the Fed chairman Bernanke suggesting tapering quantitative easing caused a general pull-back for International smaller cap companies. However, investors increasingly came to the conclusion that a reduction in bond purchases by the US Federal Reserve would not mean a general end to expansive monetary policy. In this regard, the Fed again made clear that the economy and the labor market would have to strengthen before it began to tighten monetary policy. Equity markets subsequently continued their positive performance run.

Stock selection was the main driver of the Fund’s strong outperformance versus the benchmark index. Selection was strong within Financials , Materials and Consumer Discretionary. Sector structure also contributed positively due to the overweight position Information Technology and the underweight in Materials and Energy. Geographically, stock selection within Japan, Italy and Norway was strongest partially offset by detrimental stock selection within the United Kingdom, France and Sweden. Being underweight Canada and Australia and overweight China delivered a positive contribution to overall performance while the underweight in the UK and the overweight in Indonesia and Germany detracted.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in Information Technology and Industrials while the largest underweights were in Financials followed by Materials. Geographically the largest overweights were in China and Denmark whilst the largest underweights were in Canada and Australia.

The strongest stock contributors to performance were the positions in Yoox and China Everbright International while the positions in Tatsuta Electric Wire and Courts Asia were the largest detractors. Yoox, an Italian company designing and operating Internet trading platforms for fashion and designer products, gained strongly as it continued to beat expectations. Shares of Hong Kong-listed China Everbright International engages in environmental projects primarily in solid waste and polluted water treatment in China benefitted from a strong growth outlook. Tatsuta Electric Wire & Cable, a Japanese supplier of mobile phone components, suffered from slower capacity utilization as smartphone shipments of Apple, one of its largest clients, were less buoyant. Singaporean electronics and furniture retailer Courts Asia disappointed on results with lower sales in the company’s Malaysian stores.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	32.64%	21.19%	12.17%	13.37%
AllianzGI International Small-Cap Fund Class A (adjusted)	25.35%	19.83%	11.53%	12.97%
AllianzGI International Small-Cap Fund Class C	31.67%	20.29%	11.33%	12.53%
AllianzGI International Small-Cap Fund Class C (adjusted)	30.67%	20.29%	11.33%	12.53%
AllianzGI International Small-Cap Fund Class D	32.65%	21.18%	12.16%	13.36%
AllianzGI International Small-Cap Fund Class R	32.29%	20.88%	11.89%	13.09%
AllianzGI International Small-Cap Fund Class P	32.86%	21.46%	12.45%	13.72%
AllianzGI International Small-Cap Fund Institutional Class	32.96%	21.61%	12.59%	13.82%
AllianzGI International Small-Cap Fund Administrative Class	32.65%	21.15%	12.15%	13.36%
MSCI World ex-US Small Cap Index	27.32%	19.43%	9.63%	8.31%
S&P Developed Ex-US Small Cap Growth Index	23.76%	18.48%	9.33%	6.84%
MSCI EAFE Small Cap	31.57%	19.52%	9.87%	8.26%
Lipper International Small/Mid-Cap Growth Funds Average	26.54%	20.87%	10.75%	9.64%

† The Fund began operations on 12/31/97. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/97.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.76% for Class A shares, 2.37% for Class C shares, 5.66% for Class D shares, 1.90% for Class R shares, 1.52% for Class P shares, 1.38% for Institutional Class shares and 1.64% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class D shares, 1.70% for Class R shares, 1.30% for Class P shares, 1.21% for Institutional Class shares and 1.45% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

70	November 30, 2013 |	Annual Report

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Cumulative Returns Through November 30, 2013

Country Allocation (as of November 30, 2013)

Japan	26.2%
United Kingdom	17.4%
Denmark	6.9%
Sweden	5.8%
Italy	5.1%
Germany	4.3%
Switzerland	4.1%
France	3.6%
Other	24.8%
Cash & Equivalents — Net	1.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,136.20	$1,131.90	$1,136.10	$1,134.70	$1,137.30	$1,137.80	$1,136.20
Expenses Paid During Period	$7.76	$11.76	$7.76	$9.10	$6.97	$6.48	$7.76

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,017.80	$1,014.04	$1,017.80	$1,016.55	$1,018.55	$1,019.00	$1,017.80
Expenses Paid During Period	$7.33	$11.11	$7.33	$8.59	$6.58	$6.12	$7.33

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.20% for Class C, 1.45% for Class D, 1.70% for Class R, 1.30% for Class P, 1.21% for Institutional Class and 1.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2013	71

Unaudited

AllianzGI Micro Cap Fund

For the period of December 1, 2012, through November 30, 2013, as provided by Robert Marren, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of AllianzGI Micro Cap Fund (the “Fund”) returned 50.11%, slightly underperforming the Russell Microcap Growth Index (the “benchmark index”) which returned 50.47%.

The stock market was higher over the reporting period, with major US equity indices recording all-time highs in the period.

Initially, the market moved higher with investors applauding the fiscal budget deal. As the year progressed, healthy fourth-quarter corporate profits, strong US equity asset flows and signs of stabilization in Europe helped drive additional gains. Other factors boosting investor sentiment included M&A and shareholder-friendly announcements as well as continued accommodative global central bank policies. Sequestration fears and hawkish Fed commentary also failed to disrupt the market’s upward trajectory.

In mid-May, the market became fixated on the timing of monetary stimulus tapering. Central bank commentary capped the market’s ascent and led to equity declines, but losses were short lived. The stock market continued to fluctuate into October, but the overall trajectory was higher. Healthy corporate earnings, better-than-expected economic data and accommodative central bank commentary and announcements boosted investor sentiment and offset budget and debt ceiling negotiations and the government closure. By the end of the reporting period, equities had recorded new all-time highs.

Against this backdrop, the Russell Microcap Index returned 42.47% and outperformed the Russell 2000 Index, which returned 40.99%. Within the micro-cap universe, growth-oriented stocks outpaced value-oriented stocks.

Specific to the Russell Microcap Growth Index, performance was positive across all sectors. Financials, Industrials, and Health Care were the strongest-performing sectors followed by Consumer Discretionary and Information Technology. In contrast, Utilities, Materials and Energy stocks closed higher, but underperformed the overall universe by the greatest magnitude.

Performance

The Fund rallied with the market in the reporting period. Strength was evident in a variety of holdings and sectors. From an attribution perspective, both security selection and asset weighting effects positively impacted performance. In particular, stock picking was strongest in the Energy and Financials sectors followed by Information Technology and Health Care. Conversely, security selection within the Consumer Discretionary, Materials and Industrials sectors detracted and negatively influenced relative performance. Separately, an underweight in Materials and an overweight in Financials were beneficial, while an underweight in Health Care hindered relative performance.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	50.11%	22.56%	8.30%	12.17%
AllianzGI Micro Cap Fund Class A (adjusted)	41.85%	21.18%	7.69%	11.83%
AllianzGI Micro Cap Fund Class P	50.42%	22.79%	8.53%	12.42%
AllianzGI Micro Cap Fund Institutional Class	50.51%	22.93%	8.65%	12.54%
Russell Microcap Growth Index	50.47%	24.19%	6.60%	7.05%
Lipper Small-Cap Growth Funds Average	41.75%	22.97%	8.74%	9.53%

† The Fund began operations on 7/12/95. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 2.18% for Class A shares, 1.99% for Class P shares and 1.84% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.80% for Class A shares, 1.63% for Class P shares and 1.54% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

72	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Micro Cap Fund (cont’d)

Cumulative Returns Through November 30, 2013

Industry Allocation (as of November 30, 2013)

Health Care Equipment & Supplies	7.7%
Biotechnology	7.4%
Internet Software & Services	6.5%
Communications Equipment	4.7%
Capital Markets	4.3%
Oil, Gas & Consumable Fuels	4.1%
Pharmaceuticals	4.1%
Health Care Providers & Services	4.1%
Other	54.2%
Cash & Equivalents — Net	2.9%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,248.10	$1,248.70	$1,249.30
Expenses Paid During Period	$10.14	$9.19	$8.68

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,016.04	$1,016.90	$1,017.35
Expenses Paid During Period	$9.10	$8.24	$7.79

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.80% for Class A, 1.63% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2013	73

Unaudited

AllianzGI Multi-Asset Real Return Fund

For the period of December 17, 2012, through November 30, 2013, as provided by Michael Stamos, CFA, Ph.D., Portfolio Manager.

Portfolio Insights

For the period from inception on December 17, 2012 through November 30, 2013, Class A shares at NAV of the AllianzGI Multi-Asset Real Return Fund (the “Fund”) returned 2.27% outperforming the Barclays US Government Inflation-Linked Bond Index (the “benchmark index”) which returned -8.04%.

Returns of assets deemed highly correlated to inflation varied during the period, with Global Resource Equities and Real Estate investments outperforming Commodities and Treasury Inflation Protected Securities (TIPS). The primary driver of gains in Resource Equities and Real Estate was the Federal Reserve’s decision to continue its easy monetary policy of quantitative easing. The Fed’s $85 billion in monthly bond purchases has helped keep short term interest rates low to spur lending, consumer spending, and economic growth. Equity prices have sustained their rally throughout the year as investors celebrated the surprise announcement by the US Federal Reserve in September to continue its monthly bond purchases, and comments by the European Central Bank President, Mario Draghi, that he may be willing to continue with loose monetary policy. TIPS have experienced negative returns in this economic backdrop as investors continue to favor equities due to the positive effects of monetary policy around the globe rather than any major inflationary fears.

Within the Fund, a relatively high exposure to Global Resource Equities and Real Estate and a smaller allocation to TIPS and Commodities have helped returns relative to Fund’s benchmark. Throughout the calendar year, the Fund has built up a larger allocation to Global Resource Equities while reducing exposure to Commodities and TIPS. The Fund maintains a diversified portfolio allocation to all four asset classes with a 36% allocation to Global Resource Equities, 23% in Global Real Estate, 21% in Commodities, and 20% in TIPS as of November 30, 2013.

Cumulative Total Return for the period ended November 30, 2013

Since Inception†
AllianzGI Multi-Asset Real Return Fund Class A	2.27%
AllianzGI Multi-Asset Real Return Fund Class A (adjusted)	–3.36%
AllianzGI Multi-Asset Real Return Fund Class C	1.60%
AllianzGI Multi-Asset Real Return Fund Class C (adjusted)	0.60%
AllianzGI Multi-Asset Real Return Fund Class D	2.27%
AllianzGI Multi-Asset Real Return Fund Class P	2.40%
AllianzGI Multi-Asset Real Return Fund Institutional Class	2.47%
Barclays US Government Inflation-Linked Bond Index	–8.04%
Lipper Global Flexible Port Fund Average	7.87%

† The Fund began operations on 12/17/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 7.21% for Class A shares, 7.96% for Class C shares, 7.21% for Class D shares, 7.06% for Class P shares and 6.96% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.93% for Class A shares, 1.68% for Class C shares, 0.93% for Class D shares, 0.78% for Class P shares and 0.68% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

74	November 30, 2013 |	Annual Report

Unaudited

AllianzGI Multi-Asset Real Return Fund (cont’d)

Cumulative Returns Through November 30, 2013

Asset Allocation (as of November 30, 2013)

Mutual Funds	50.8%
Common Stock	26.5%
U.S. Treasury Obligations	20.0%
Exchange-Traded Funds	1.3%
Cash & Equivalents — Net	1.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,013.20	$1,009.90	$1,013.20	$1,013.90	$1,013.90
Expenses Paid During Period	$4.29	$8.06	$4.29	$3.53	$3.03

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,020.81	$1,017.05	$1,020.81	$1,021.56	$1,022.06
Expenses Paid During Period	$4.31	$8.09	$4.31	$3.55	$3.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.60% for Class C, 0.85% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2013	75

Unaudited

AllianzGI NFJ Emerging Markets Value Fund

For the period of December 18, 2012, through November 30, 2013, as provided by Morley D. Campbell, CFA, Portfolio Manager/Analyst.

Portfolio Insights

For the period from inception on December 18, 2012 through November 30, 2013, Class A shares at NAV of the AllianzGI NFJ Emerging Markets Value Fund (the “Fund”) returned 4.14% outperforming the MSCI Emerging Markets Index (the “benchmark index”) which returned -0.25%.

Many emerging markets struggled during the reporting period due to slower growth concerns and the prospect of the US Federal Reserve “tapering,” or slowly reining in its monthly bond purchase program. While the emerging markets largely trailed many developed economies, not all developing countries performed similarly for the period. Emerging markets with trade surpluses, including China, South Korea and Taiwan, have been less susceptible to the possibility of the US reducing its monetary stimulus, and held up better during the period. As net exporters, these countries are also more levered to improving global growth, and have benefitted from indications of a recovery in China seen near the close of the reporting period. Conversely, developing countries with large trade deficits, such as India, Indonesia and Turkey, experienced sharp sell offs as the prospect of tightening US monetary policy has come into focus. Additionally, as US interest rates rise, many of these countries endured a flight of capital as investors chased yields. At the close of the reporting period, the prospect of the US Federal Reserve tapering persisted. Meanwhile, other central banks around the world, including the European Central Bank (ECB) and the Bank of Japan, expressed a commitment to expansive monetary policy. Many emerging economies have also been hit by a strengthening US dollar, which weakens a country’s home currency and can lead to inflation. Countries in the Asia/Pacific region led returns for the period, with Taiwan and China up over 8% and Malaysia and the Philippines realized gains of 7.7% and 6.3%, respectively. In contrast, six countries trailed by double digit negative results—Peru, Indonesia, Chile, Colombia, Turkey and Brazil.

Sectors within the benchmark index exhibited high dispersion during the reporting period. The weakest sector (Materials) lagged the strongest sector (Information Technology) by over 31 percentage points. Just four sectors generated a positive return for the period—Information Technology, Health Care, Consumer Discretionary and Industrials. Returns were worst in the Materials, Energy and Utilities sectors.

Stock selection drove the Fund’s absolute and relative outperformance

The Fund’s absolute and relative outperformance versus the benchmark index was due to strong stock selection, though sector and country allocations also contributed to returns during the reporting period.

In terms of stock selection, the Fund’s holdings in the Information Technology, Consumer

Discretionary and Materials sectors were the largest contributors to performance. The Fund’s holdings in the Utilities and Financials sectors detracted from results.

From a sector allocation perspective, an underweight in the Materials sector and overweight in the Consumer Discretionary sector contributed to the Fund’s relative returns during the reporting period. Conversely, the Fund’s underweight in Information Technology and overweight in Utilities had a negative impact on performance.

Selection by country was positive, particularly across China, South Korea and Taiwan. Holdings in India, the Philippines and Poland muted Fund performance during the reporting period.

Country allocation contributed to results, largely due to the Fund’s overweight positions in Hong Kong and Cambodia. This was slightly offset by underweight positions in Malaysia and South Africa.

Sector and country weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Consumer Discretionary and Utilities sectors, whereas the largest relative underweights were in the Financials and Consumer Staples sectors.

Cumulative Total Return for the period ended November 30, 2013

Since Inception†
AllianzGI NFJ Emerging Markets Value Fund Class A	4.14%
AllianzGI NFJ Emerging Markets Value Fund Class A (adjusted)	–1.59%
AllianzGI NFJ Emerging Markets Value Fund Class C	3.40%
AllianzGI NFJ Emerging Markets Value Fund Class C (adjusted)	2.40%
AllianzGI NFJ Emerging Markets Value Fund Class D	4.10%
AllianzGI NFJ Emerging Markets Value Fund Class P	4.25%
AllianzGI NFJ Emerging Markets Value Fund Institutional Class	4.38%
MSCI Emerging Markets Index	–0.25%
Lipper Emerging Markets Fund Average	0.23%

† The Fund began operations on 12/18/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 13.36% for Class A shares, 14.11% for Class C shares, 13.36% for Class D shares, 13.21% for Class P shares and 13.11% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.55% for Class A shares, 2.30% for Class C shares, 1.55% for Class D shares, 1.40% for Class P shares and 1.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

76	November 30, 2013 |	Annual Report

Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Cumulative Returns Through November 30, 2013

Country Allocation (as of November 30, 2013)

China	19.5%
Korea (Republic of)	14.4%
Taiwan	9.6%
Russian Federation	8.8%
Brazil	8.6%
India	5.6%
South Africa	5.0%
Thailand	4.7%
Other	20.0%
Cash & Equivalents — Net	3.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$988.00	$984.00	$987.00	$988.50	$988.90
Expenses Paid During Period	$7.72	$11.44	$7.72	$6.98	$6.48

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,017.30	$1,013.54	$1,017.30	$1,018.05	$1,018.55
Expenses Paid During Period	$7.84	$11.61	$7.84	$7.08	$6.58

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.55% for Class A, 2.30% for Class C, 1.55% for Class D, 1.40% for Class P and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2013	77

Unaudited

AllianzGI NFJ Global Dividend Value Fund

For the period of December 1, 2012, through November 30, 2013, as provided by R. Burns Mckinney, CFA, Portfolio Manager/Analyst.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of AllianzGI NFJ Global Dividend Value Fund (the “Fund”) returned 23.80% outperforming the MSCI AC World Index (the “benchmark index”) which returned 23.45%.

International equities were generally strong during the reporting period, with the benchmark index logging just three negative monthly returns. Markets were buoyed by sentiment that global monetary easing would continue. The euro zone ended a six-quarter streak of contraction after posting a 1.2% annualized rise in GDP for the second quarter. Both the US and Japan saw their second quarter GDP growth rates revised upward, from 1.7% to 2.5% for the US and from 2.6% to 3.8% for Japan. The US emerged largely unscathed by its first partial federal shutdown in 17 years, triggered by stalled budget talks in Congress. Results from the developing world were volatile, with largely negative returns in the first half of 2013, followed by a sharp up-swing in September and October, as measured by the MSCI Emerging Markets Index. At the close of the reporting period, the prospect of the US Federal Reserve “tapering,” or slowly reining in its monthly bond purchase program, persisted. Meanwhile, other central banks around the world, including the European Central Bank (ECB) and the Bank of Japan, expressed a commitment to expansive monetary policy. Many of Europe’s periphery countries generated outsized results during the reporting period. Within the MSCI AC World Index, with Greece was up +60.2%, Spain reaching gains of +35.2% and Portugal and Italy achieving just over +26% returns. Conversely, several of the benchmark’s emerging countries trailed, including Peru (-29.3%), Indonesia (-21.2%), Chile (-16.7%) and Colombia (-13.3%).

The benchmark index’s sizable return over the period was marked by high dispersion among sector returns. The weakest sector (Materials) lagged the strongest sector (Consumer Discretionary) by over 34 percentage points. All sectors generated a positive return for the period. The Consumer Discretionary, Health Care and Industrials sectors generated the strongest results. In contrast, the Materials, Utilities, and Energy sectors were the worst performing sectors.

Stock selection drove the Fund’s relative outperformance

The Fund’s strong absolute returns and relative outperformance versus the benchmark index was due to positive stock selection. Sector and country allocations negatively impacted results.

In terms of stock selection, the Fund’s holdings in the Information Technology, Telecommunications Services and Industrials sectors were the largest contributors to performance during the reporting period. Selection in the Materials, Utilities and Health Care sectors detracted from Fund returns.

From a sector allocation perspective, an underweight in the Consumer Staples sector contributed to the Fund’s relative returns during the reporting period. However, this positive impact was offset by the Fund’s underweight position in Consumer Discretionary and overweight position in Energy, which hampered performance.

Selection by region was positive, particularly across the Emerging Markets and North America. Holdings across Europe ex-UK and Asia/Pacific ex-Japan somewhat muted Fund performance during the reporting period.

Region allocation detracted from results, largely due to the Fund’s overweight in the Emerging Markets and underweight in Japan. There were no regional biases that contributed to results over the trailing twelve-month period.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Energy and Telecommunications Services sectors, whereas the largest relative underweights were in the Consumer Staples and Consumer Discretionary sectors.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI NFJ Global Dividend Value Fund Class A	23.80%	13.62%
AllianzGI NFJ Global Dividend Value Fund Class A (adjusted)	16.99%	12.18%
AllianzGI NFJ Global Dividend Value Fund Class C	22.88%	12.75%
AllianzGI NFJ Global Dividend Value Fund Class C (adjusted)	21.88%	12.75%
AllianzGI NFJ Global Dividend Value Fund Class D	23.72%	13.58%
AllianzGI NFJ Global Dividend Value Fund Class P	24.06%	13.83%
AllianzGI NFJ Global Dividend Value Fund Institutional Class	24.16%	13.94%
MSCI AC World Index	23.45%	14.26%
Lipper Global Equity Income Average	20.16%	13.55%

† The Fund began operations on 6/26/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.70% for Class A shares, 2.45% for Class C shares, 3.03% for Class D shares, 1.50% for Class P shares and 1.39% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.99% for Class C shares, 1.30% for Class D shares, 1.04% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

78	November 30, 2013 |	Annual Report

Unaudited

AllianzGI NFJ Global Dividend Value Fund (cont’d)

Cumulative Returns Through November 30, 2013

Country Allocation (as of November 30, 2013)

United States	40.9%
United Kingdom	10.4%
Japan	6.1%
Korea (Republic of)	5.9%
Brazil	4.5%
Switzerland	4.2%
Spain	4.1%
France	4.0%
Other	18.2%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,083.20	$1,079.00	$1,082.90	$1,084.10	$1,084.30
Expenses Paid During Period	$6.27	$10.37	$6.79	$5.43	$4.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,019.05	$1,015.09	$1,018.55	$1,019.85	$1,020.31
Expenses Paid During Period	$6.07	$10.05	$6.58	$5.27	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.99% for Class C, 1.30% for Class D, 1.04% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2013	79

Unaudited

AllianzGI NFJ International Small-Cap Value Fund

For the period of December 1, 2012, through November 30, 2013, as provided by L. Baxter Hines, CFA, Portfolio Manager/Analyst.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of AllianzGI NFJ International Small Cap Value Fund (the “Fund”) returned 26.08% slightly lagging the MSCI World ex-US Small Cap Index (the “benchmark index”) which returned 27.32%.

International equities were generally strong during the reporting period, with the benchmark index logging just three negative monthly returns. Markets were buoyed by sentiment that global monetary easing would continue. At the close of the reporting period, central banks around the world, including the European Central Bank (ECB) and the Bank of Japan, expressed a commitment to expansive monetary policy. The euro zone ended a six-quarter streak of contraction after posting a 1.2% annualized rise in GDP for the second quarter. Japan saw its second quarter GDP growth rate revised upward from 2.6% to 3.8%. Results from the developing world were volatile, with largely negative returns in the first half of 2013 followed by a sharp up-swing in September and October, as measured by the MSCI Emerging Markets Index. Many of Europe’s periphery countries generated outsized results during the reporting period. Within the MSCI World ex-US Small Cap Index, Portugal was up +83.6%, Italy and Spain reaching gains of +65.2% and +63.5%, respectively, while Greece achieved just over +50% returns. Just two countries within the benchmark delivered a negative total return during the period—Australia (-6.5%) and Singapore (-1.5%).

The benchmark’s sizable return over the period was marked by high dispersion among sector returns. The weakest sector (Materials) lagged the strongest sector (Information Technology) by over 46 percentage points. All but one sector generated a positive return for the period. The Information Technology, Consumer Discretionary and Industrials sectors generated the strongest results. In contrast, the Materials, Energy and Utilities sectors were the worst performing sectors.

Despite strong absolute returns, region allocation resulted in the Fund’s relative underperformance

The Fund’s relative underperformance versus the benchmark index was largely due to negative region allocations and a small cash position held during a strong up market environment. Sector allocation and stock selection were positive during the period.

In terms of stock selection, the Fund’s holdings in the Materials, Industrials and Financials sectors were the largest contributors to performance during the reporting period. This was slightly offset by the Fund’s holdings in the Consumer Discretionary, Information Technology and Utilities sectors.

From a sector allocation perspective, underweights in the Materials and Energy sectors contributed to the Fund’s relative returns during the reporting period. Conversely, an overweight position the Utilities sector detracted the most from results.

Selection by region was positive, particularly across North America and Asia/Pacific ex-Japan. However, the Fund’s holdings in Japan and Europe ex-UK somewhat muted Fund performance during the reporting period.

Region allocation was negative, largely due to the Fund’s overweight in the Emerging Markets and underweight in Japan. This was slightly offset by underweight positions in North America and the UK, which boosted relative results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Utilities, Telecommunications services and Health Care sectors, whereas the largest relative underweights were in the Financials, Materials and Energy sectors.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI NFJ International Small-Cap Value Fund Class A	26.08%	27.38%
AllianzGI NFJ International Small-Cap Value Fund Class A (adjusted)	19.14%	22.67%
AllianzGI NFJ International Small-Cap Value Fund Class C	25.20%	26.50%
AllianzGI NFJ International Small-Cap Value Fund Class C (adjusted)	24.20%	26.50%
AllianzGI NFJ International Small-Cap Value Fund Class D	26.03%	27.40%
AllianzGI NFJ International Small-Cap Value Fund Class P	26.28%	27.57%
AllianzGI NFJ International Small-Cap Value Fund Institutional Class	26.40%	27.71%
MSCI World ex-US Small Cap Index	27.32%	29.53%
Lipper International Small/Mid-Cap Value Fund Average	25.15%	28.14%

† The Fund began operations on 6/1/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 4.27% for Class A shares, 5.02% for Class C shares, 4.51% for Class D shares, 4.12% for Class P shares and 4.07% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class D shares, 1.30% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

80	November 30, 2013 |	Annual Report

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Cumulative Returns Through November 30, 2013

Country Allocation (as of November 30, 2013)

United Kingdom	23.5%
Japan	15.4%
Canada	7.7%
China	7.0%
Australia	6.1%
Hong Kong	4.9%
Norway	3.4%
France	3.3%
Other	26.1%
Cash & Equivalents — Net	2.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,124.00	$1,120.10	$1,123.80	$1,124.90	$1,125.20
Expenses Paid During Period	$7.72	$11.69	$7.72	$6.92	$6.39

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,017.80	$1,014.04	$1,017.80	$1,018.55	$1,019.05
Expenses Paid During Period	$7.33	$11.11	$7.33	$6.58	$6.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.20% for Class C, 1.45% for Class D, 1.30% for Class P and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2013	81

Unaudited

AllianzGI NFJ International Value II Fund

For the period of December 1, 2012, through November 30, 2013, as provided by L. Baxter Hines, CFA, Portfolio Manager/Analyst.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A shares at NAV of AllianzGI NFJ International Value II Fund (the “Fund”) returned 18.89% underperforming the MSCI EAFE Index (the “benchmark index”), which returned 24.84%.

International equities were generally strong during the reporting period, with the benchmark index logging just four negative monthly returns. Markets were buoyed by sentiment that global monetary easing would continue. At the close of the reporting period, central banks around the world, including the European Central Bank (ECB) and the Bank of Japan, expressed a commitment to expansive monetary policy. The euro zone ended a six-quarter streak of contraction after posting a 1.2% annualized rise in GDP for the second quarter. Japan saw its second quarter GDP growth rate revised upward from 2.6% to 3.8%. Many of Europe’s periphery countries generated outsized results during the reporting period. Within the MSCI EAFE Index, Greece was up +56.2%, Spain reaching gains of +35.2% and Portugal and Italy achieving over +26% +24% returns, respectively. Just two countries within the benchmark index delivered single digit returns over the reporting period—Israel (+5.3%) and Singapore (+5.9%).

The benchmark’s sizable return over the period was marked by high dispersion among sector returns. The weakest sector (Materials) lagged the strongest sector (Telecommunication Services) by over 33 percentage points. All sectors generated a positive return for the period. The Telecommunication Services, Consumer Discretionary and Financials sectors generated the strongest results. In contrast, the Materials, Energy and Consumer Staples sectors were the worst performing sectors.

Stock selection drove the Fund’s relative underperformance

The Fund’s absolute returns were strong and in the double-digits. However, Fund returns lagged the benchmark index’s gains during the reporting period due to stock selection. Region and sector allocations detracted as well, but to a lesser extent.

In terms of stock selection, the Fund’s holdings in the Materials, Health Care and Utilities sectors were positive, but failed to keep pace with benchmark index shares. Selection across the Energy and Industrials sectors contributed to results during the reporting period.

From a sector allocation perspective, an overweight in the Energy sector and underweight in the Financials were primary performance detractors. This was somewhat offset by positive results from the Fund’s overweight in the Telecommunications Services sector and underweight in the Consumer Staples sector over the trailing twelve-month period.

Selection by region was negative, particularly across Japan and Asia/Pacific ex-Japan. However, the Fund’s holdings in the United Kingdom advanced relative results.

Region allocation was negative, largely due to the Fund’s overweight positions in the Emerging Markets and the United Kingdom. This was slightly offset by underweight positions in Europe ex-UK and Asia/Pacific ex-Japan, which improved relative results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Energy, Telecommunications Services and Utilities sectors, whereas the largest relative underweights were in the Financials, Industrials and Information Technology sectors.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI NFJ International Value II Fund Class A	18.89%	14.87%
AllianzGI NFJ International Value II Fund Class A (adjusted)	12.35%	11.67%
AllianzGI NFJ International Value II Fund Class C	18.02%	14.02%
AllianzGI NFJ International Value II Fund Class C (adjusted)	17.02%	14.02%
AllianzGI NFJ International Value II Fund Class D	18.93%	14.88%
AllianzGI NFJ International Value II Fund Class P	19.10%	15.12%
AllianzGI NFJ International Value II Fund Institutional Class	19.25%	15.24%
MSCI EAFE Index	24.84%	18.39%
Lipper International Multi-Cap Value Average	25.07%	16.87%

† The Fund began operations on 12/1/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 5.14% for Class A shares, 5.89% for Class C shares, 5.14% for Class D shares, 4.89% for Class P shares and 4.95% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class D shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

82	November 30, 2013 |	Annual Report

Unaudited

AllianzGI NFJ International Value II Fund (cont’d)

Cumulative Returns Through November 30, 2013

Country Allocation (as of November 30, 2013)

United Kingdom	26.8%
Japan	16.7%
France	7.6%
Canada	7.4%
Hong Kong	4.3%
China	4.1%
Norway	3.4%
Germany	2.8%
Other	23.9%
Cash & Equivalents — Net	3.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,102.40	$1,098.70	$1,102.80	$1,103.20	$1,103.70
Expenses Paid During Period	$6.32	$10.26	$6.33	$5.54	$5.01

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,019.05	$1,015.29	$1,019.05	$1,019.80	$1,020.31
Expenses Paid During Period	$6.07	$9.85	$6.07	$5.32	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.20% for Class D, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2013	83

Unaudited

AllianzGI Redwood Fund

For the period of December 1, 2012, through November 30, 2013, as provided by Todd Hawthorne, Portfolio Manager.

Portfolio Insights

For the reporting period ending November 30, 2013, Class A shares at NAV of the AllianzGI Redwood Fund (the “Fund”) returned 6.78% underperforming the S&P 500 Index (the “benchmark index”) which returned 30.30%.

Volatility, as measured by the CBOE Volatility Index (VIX), was historically low over the period. Lack of volatility and the steady increase of equities resulted in the broad equity market outperforming the Fund.

The Fund’s robust breakeven protection should prove beneficial in the case of a correction from the all-time highs equity markets have traced so far this year. Additionally, the Fund has exhibited less than a third of the volatility of the S&P 500 Index over the period.

Our bottom-up fundamental approach to identifying buy-write opportunities resulted in decreased weights in the Materials, Financials, and Consumer Staples sectors. Our total exposure to the Consumer Discretionary, Healthcare and Technology sectors was increased.

Top contributors to performance included our positions in United States Steel Corp., Express Scripts Holding Co., Cameron International Corp., Comerica Inc., and Estee Lauder Cos Inc.

Conversely, top detractors included positions in Cliffs Natural Resources Inc., Weight Watchers International Inc., Apple Inc., Broadcom Corp., and Lennar Corp.

In the coming months, we believe there is a higher probability of an equity market pullback following the strong rally year to date. Global economies continue to face challenges with disappointing emerging market growth rates, a tepid recovery in the euro zone, and a slow growth environment in the US.

The equity market’s reliance on Fed monetary actions over the past several quarters could lead to an uptick in volatility given the increased possibility of tapering the current bond-buying purchases. A rise in the VIX should play into the strategy’s strengths of providing downside protection and decreased volatility relative to the market, while also creating appealing investment opportunities.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI Redwood Fund Class A	6.78%	2.69%
AllianzGI Redwood Fund Class A (adjusted)	0.91%	0.72%
AllianzGI Redwood Fund Class C	5.84%	1.84%
AllianzGI Redwood Fund Class C (adjusted)	4.84%	1.84%
AllianzGI Redwood Fund Class D	6.59%	2.60%
AllianzGI Redwood Fund Class P	6.90%	2.86%
AllianzGI Redwood Fund Institutional Class	7.01%	2.97%
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.08%	0.09%
S&P 500 Index	30.30%	15.64%
Lipper Equity Market Neutral Funds Average	2.55%	1.83%

† The Fund began operations on 12/27/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/10.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 3.57% for Class A shares, 4.50% for Class C shares, 10.19% for Class D shares, 3.48% for Class P shares and 3.30% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.60% for Class A shares, 2.50% for Class C shares, 1.75% for Class D shares, 1.50% for Class P shares and 1.40% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

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Unaudited

AllianzGI Redwood Fund (cont’d)

Cumulative Returns Through November 30, 2013

Industry Allocation (as of November 30, 2013)

Health Care Providers & Services	11.9%
Software	5.8%
Hotels, Restaurants & Leisure	4.9%
Food Products	4.0%
Communications Equipment	3.7%
Health Care Equipment & Supplies	3.5%
Media	3.4%
Metals & Mining	3.4%
Other	32.0%
Cash & Equivalents — Net (including Options Written)	27.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,032.50	$1,028.00	$1,031.90	$1,033.10	$1,033.70
Expenses Paid During Period	$8.15	$12.71	$8.91	$7.65	$7.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,017.05	$1,012.53	$1,016.29	$1,017.55	$1,018.05
Expenses Paid During Period	$8.09	$12.61	$8.85	$7.59	$7.08

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.60% for Class A, 2.50% for Class C, 1.75% for Class D, 1.50% for Class P and 1.40% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Unaudited

AllianzGI Short Duration High Income Fund

For the period of December 1, 2012, through November 30, 2013, as provided by Doug Forsyth and Eric Scholl, Portfolio Manager.

Portfolio Insights

Performance

For the reporting period ended November 30, 2013, Class A shares at NAV of AllianzGI Short Duration High Income Fund (the “Fund”) returned 4.60%, lagging the BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index (the “benchmark”) which returned 6.10%.

The AllianzGI Short Duration High Income Fund seeks a high level of current income while emphasizing the preservation of capital.

The Fund’s underperformance these past twelve months can be largely attributed to its industry weightings. Underweighting the Bank sector was the single biggest detractor to performance. As of November 30, 2013, Banks comprised approximately 16% of the benchmark index versus roughly 3% for the Fund. The Bank sector returned 9.13% in the reporting period which surpassed the performance of all the other industries comprising the benchmark index save multi-line insurance. We are unwilling to take on the benchmark index’s weighting in banks in the Fund as the majority of individual credits which comprise the bank sector do not meet our investment criteria, hence our decision to maintain an underweight in this sector.

Contributors

MGM Resorts, the large gaming company, continues to benefit from global gaming demand and positive sector fundamentals.

Fortescue Metals Group, a large iron ore producer, finished a comprehensive capital expenditure cycle in 2013 and is in the process of repaying debt that was issued with increased cash flow from these completed projects.

Sprint Nextel, one of the nation’s largest wireless providers, benefited from improved operational metrics as well as further industry consolidation among domestic wireless carriers.

Detractors

SBA Communication, a company that owns and operates wireless communications towers, was the worst performing holding in the Fund. The company’s debt was negatively impacted by additional debt supply brought to market to fund tower acquisitions.

ArcelorMittal, the world’s leading integrated steel and mining company, was negatively impacted by softer demand from the emerging markets.

Univision, an American Spanish language broadcast television network, underperformed based on relative value considerations compared to other media companies.

Outlook

While interest rates in the extreme front part of the yield curve are expected to remain unchanged over the near term, many Wall Street strategists believe interest rates on longer maturity Treasuries will increase beginning in early 2014. 10-year Treasury yields, presently about 2.7%, are forecasted by many to be north of 3% by early 2014. This bearish outlook reflects a belief that the Federal Reserve’s tapering of QE3, now expected to begin in the first half of 2014, will remove one of the underpinnings supporting the long end of the Treasury market. We believe rising Treasury yields in the intermediate and long portions of the yield curve are likely to have an impact on the other fixed income asset classes, most of which were recently offering yields close to twenty-year lows. In such an environment, we would expect short duration high quality securities to continue to do well. Historically, high quality high yield securities maturing inside of three years have had a negative correlation to global government yields. This is a feature that we believe will prove attractive to investors if, in fact, interest rates on longer maturity Treasuries rise. Also, high yield issuers’ financial metrics, while off of their highs, remain strong with increases in interest coverage. As a result, defaults are projected to remain at relatively benign levels over the foreseeable future. We believe this may provide a solid foundation for the short duration high yield marketplace and further reinforces our belief that the near-term outlook for the Fund is positive.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	Since Inception†
AllianzGI RCM Short Duration High Income Fund Class A	4.60%	7.38%
AllianzGI RCM Short Duration High Income Fund Class A (adjusted)	2.25%	6.26%
AllianzGI RCM Short Duration High Income Fund Class C	4.36%	6.90%
AllianzGI RCM Short Duration High Income Fund Class C (adjusted)	3.37%	6.90%
AllianzGI RCM Short Duration High Income Fund Class D	4.61%	7.39%
AllianzGI RCM Short Duration High Income Fund Class P	4.83%	7.55%
AllianzGI RCM Short Duration High Income Fund Institutional Class	4.87%	7.69%
BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	6.10%	9.08%

† The Fund began operations on 10/3/11. Benchmark return comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.09% for Class A shares, 1.50% for Class C shares, 1.18% for Class D shares, 0.92% for Class P shares and 0.89% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.85% for Class A shares, 1.10% for Class C shares, 0.85% for Class D shares, 0.70% for Class P shares and 0.61% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

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AllianzGI Short Duration High Income Fund (cont’d)

Cumulative Returns Through November 30, 2013

Industry Allocation (as of November 30, 2013)

Telecommunications	12.9%
Diversified Financial Services	11.5%
Commercial Services	9.2%
Media	6.7%
Food & Beverage	4.6%
Oil & Gas	4.0%
Mining	3.6%
Pharmaceuticals	3.0%
Other	39.6%
Cash & Equivalents — Net	4.9%

Moody’s Ratings* (as of November 30, 2013)

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,023.10	$1,021.90	$1,023.20	$1,024.50	$1,025.00
Expenses Paid During Period	$4.31	$5.58	$4.31	$3.55	$3.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,020.81	$1,019.55	$1,020.81	$1,021.56	$1,022.01
Expenses Paid During Period	$4.31	$5.57	$4.31	$3.55	$3.09

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.10% for Class C, 0.85% for Class D, 0.70% for Class P and 0.61% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Unaudited

AllianzGI Structured Alpha Fund

For the period of December 3, 2012 through November 30, 2013, as provided by Greg Tournant, Portfolio Manager.

Portfolio Insights

For the period from inception on December 3, 2012 through November 30, 2013, Class A shares at NAV of the AllianzGI Structured Alpha Fund (the “Fund”) returned 5.87% outperforming the BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark index”) which returned 0.07%.

Performance was slightly ahead of expectations relative to the strategy’s expected return profile in such a low-volatility environment.

During the first quarter of 2013, the US equity market, represented by the S&P 500 Index, surged 10.6%. The sharp advance was driven by easing concerns regarding the US fiscal cliff and signs of economic stabilization. As the equity market rallied, market volatility represented by the CBOE Volatility Index (VIX) remained in the low teens. In this environment, we kept our profit zones narrow and relied more on small directional trades.

The S&P 500 Index rose 2.9% for the second quarter, extending its advance to 13.8%. The equity market’s sharp rally from mid-April to mid-May was too steep for some of the portfolio’s upside profit zones, prompting us to extend some of the zones higher or simply eliminate certain short call positions. In June, worries about an end to Federal Reserve easing abruptly sent equity indexes reeling. While the accompanying rise in the VIX was too short-lived for us to exploit, the portfolio realized incremental gains from some directional put positions, and higher VIX levels helped us construct more attractive positions.

The third quarter was characterized by continued equity market growth and muted volatility levels. While low implied volatility tends to be less favorable for the Fund’s profit potential than higher-volatility conditions, the portfolio was able to benefit during the quarter by hitting not only its range-bound profit zones but also several directional zones. The portfolio profited from some upside directional call zones in early August and, as equities went into decline, some downside directional puts in late August and early September. In addition, the portfolio was able to handle the sharp, statistically challenging rally in July as gains from the directional call program offset restructuring costs for some short call positions.

Equity markets were up modestly in November, with the S&P 500 Index gaining approximately 3%. The VIX remained in a narrow range between 12 and 14, demonstrating a persistent low volatility environment. The portfolio profited from its range-bound positions. In addition, we benefited from our directional call spreads on the Russell 2000 Index, whose rise during the period brought the index to a level within our profit zone.

Cumulative Total Return for the period ended November 30, 2013

Since Inception†
AllianzGI Structured Alpha Fund Class A	5.87%
AllianzGI Structured Alpha Fund Class A (adjusted)	0.04%
AllianzGI Structured Alpha Fund Class C	5.00%
AllianzGI Structured Alpha Fund Class C (adjusted)	4.00%
AllianzGI Structured Alpha Fund Class D	6.00%
AllianzGI Structured Alpha Fund Class P	6.00%
AllianzGI Structured Alpha Fund Institutional Class	6.07%
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.07%
Lipper Absolute Return Funds Average	4.06%

† The Fund began operations on 12/3/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 5.28% for Class A shares, 6.03% for Class C shares, 5.28% for Class D shares, 5.13% for Class P shares and 5.03% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.90% for Class A shares, 2.65% for Class C shares, 1.90% for Class D shares, 1.75% for Class P shares and 1.65% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

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AllianzGI Structured Alpha Fund (cont’d)

Cumulative Returns Through November 30, 2013

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,044.70	$1,039.60	$1,046.00	$1,045.40	$1,045.30
Expenses Paid During Period	$9.74	$13.55	$9.75	$8.97	$8.46

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,015.54	$1,011.78	$1,015.54	$1,016.29	$1,016.80
Expenses Paid During Period	$9.60	$13.36	$9.60	$8.85	$8.34

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.90% for Class A, 2.65% for Class C, 1.90% for Class D, 1.75% for Class P and 1.65% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Unaudited

AllianzGI Ultra Micro Cap Fund

For the period of December 1, 2012, through November 30, 2013, as provided by Robert Marren, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A Shares at NAV of AllianzGI Ultra Micro Cap Fund (the “Fund”) returned 56.82% outperforming the Russell Microcap Growth Index (the “benchmark index”) which returned 50.47%.

The stock market was higher over the reporting period, with major US equity indices recording all-time highs in the period.

Initially, the market moved higher with investors applauding the fiscal budget deal. As the year progressed, healthy fourth-quarter corporate profits, strong US equity asset flows and signs of stabilization in Europe helped drive additional gains. Other factors boosting investor sentiment included M&A and shareholder-friendly announcements as well as continued accommodative global central bank policies. Sequestration fears and hawkish Fed commentary also failed to disrupt the market’s upward trajectory.

In mid-May, the market became fixated on the timing of monetary stimulus tapering. Central bank commentary capped the market’s ascent and led to equity declines, but losses were short lived. The stock market continued to fluctuate into October, but the overall trajectory was higher. Healthy corporate earnings, better-than-expected economic data and accommodative central bank commentary and announcements boosted investor sentiment and offset budget and debt ceiling negotiations and the government closure. By the end of the reporting period, equities had recorded new all-time highs.

Against this backdrop, the Russell Microcap Index returned 42.47% and outperformed the Russell 2000 Index, which returned 40.99%. Within the micro-cap universe, growth-oriented stocks outpaced value-oriented stocks.

Specific to the Russell Microcap Growth Index, performance was positive across all sectors. Financials, Industrials, and Health Care were the strongest-performing sectors followed by Consumer Discretionary and Information Technology. In contrast, Utilities, Materials and Energy stocks closed higher, but underperformed the overall universe by the greatest magnitude.

Performance

The Fund rallied with the market in the reporting period. Strength was evident in a variety of holdings and sectors. From an attribution perspective, security selection positively impacted relative returns whereas asset weighting effects hampered performance, but to a lesser extent. In particular, stock picking in the Industrials, Energy, Health Care and Financials sectors drove relative outperformance. Conversely, the only sector to exhibit negative security selection was Information Technology. Separately, an overweight in Energy hindered performance, while an underweight in Materials was beneficial.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	5 Year	Since Inception†
AllianzGI Ultra Micro Cap Fund Class A	56.82%	33.81%	17.64%
AllianzGI Ultra Micro Cap Fund Class A (adjusted)	48.19%	32.30%	16.50%
AllianzGI Ultra Micro Cap Fund Class P	57.10%	34.12%	17.92%
AllianzGI Ultra Micro Cap Fund Institutional Class	57.18%	34.27%	18.05%
Russell Microcap Growth Index	50.47%	24.19%	10.15%
Lipper Small-Cap Growth Fund Average	41.75%	22.97%	10.09%

† The Fund began operations on 1/28/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 3.36% for Class A shares, 3.08% for Class P shares and 3.15% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 2.17% for Class A shares, 2.00% for Class P shares and 2.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

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AllianzGI Ultra Micro Cap Fund (cont’d)

Cumulative Returns Through November 30, 2013

Industry Allocation (as of November 30, 2013)

Health Care Equipment & Supplies	12.6%
Internet Software & Services	6.8%
Communications Equipment	4.9%
Health Care Providers & Services	4.6%
Semiconductors & Semiconductor Equipment	3.7%
Pharmaceuticals	3.6%
Oil, Gas & Consumable Fuels	3.5%
Machinery	3.0%
Other	52.8%
Cash & Equivalents — Net	4.5%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,235.00	$1,236.10	$1,236.30
Expenses Paid During Period	$12.16	$11.21	$11.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,014.19	$1,015.04	$1,015.04
Expenses Paid During Period	$10.96	$10.10	$10.10

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (2.17% for Class A, 2.00% for Class P and 2.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Unaudited

AllianzGI U.S. Emerging Growth Fund

For the period of December 1, 2012 through November 30, 2013 as provided by John McCraw, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2013, Class A Shares at NAV of AllianzGI U.S. Emerging Growth Fund (the “Fund”) returned 47.16% outperforming the Russell 2000 Growth Index (the “benchmark index”) which returned 44.47%.

The stock market was higher over the reporting period, with major US equity indices recording all-time highs in the period.

Initially, the market moved higher with investors applauding the fiscal budget deal. As the year progressed, healthy fourth-quarter corporate profits, strong US equity asset flows and signs of stabilization in Europe helped drive additional gains. Other factors boosting investor sentiment included M&A and shareholder-friendly announcements as well as continued accommodative global central bank policies. Sequestration fears and hawkish Fed commentary also failed to disrupt the market’s upward trajectory.

In mid-May, the market became fixated on the timing of monetary stimulus tapering. Central bank commentary capped the market’s ascent and led to equity declines, but losses were short lived. The stock market continued to fluctuate into October, but the overall trajectory was higher. Healthy corporate earnings, better-than-expected economic data and accommodative central bank commentary and announcements boosted investor sentiment and offset budget and debt ceiling negotiations and the government closure. By the end of the reporting period, equities had recorded new all-time highs.

Against this backdrop, the Russell 2000 Index returned 40.99% and outperformed the Russell 1000 Index, which returned 30.96%. Within the small-cap universe, growth-oriented stocks outpaced value-oriented stocks.

Specific to the Russell 2000 Growth Index, performance was positive across all sectors. Industrials, Health Care, Telecommunication Services and Consumer Staples were the strongest-performing sectors followed by Information Technology and Financials. In contrast, Utilities, Materials and Energy stocks closed higher, but underperformed the overall universe by the greatest magnitude.

Performance

The Fund rallied with the market in the reporting period. Strength was evident in a variety of holdings and sectors. From an attribution perspective, security selection positively impacted relative returns whereas asset weighting effects hampered performance. In particular, stock picking in the Industrials, Consumer Discretionary, Health Care and Materials sectors had a positive impact on relative returns. Conversely, security selection within the Information Technology, Consumer Staples, Energy and Telecommunication Services sectors detracted and negatively influenced relative performance. Separately, an overweight in Materials, Financials and Energy and an underweight in Health Care and Information Technology hindered performance.

Average Annual Total Return for the period ended November 30, 2013

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI AGIC U.S. Emerging Growth Fund Class A	47.16%	24.24%	9.63%	8.14%
AllianzGI AGIC U.S. Emerging Growth Fund Class A (adjusted)	39.07%	22.84%	9.01%	7.84%
AllianzGI AGIC U.S. Emerging Growth Fund Class C	46.03%	23.34%	8.83%	7.34%
AllianzGI AGIC U.S. Emerging Growth Fund Class C (adjusted)	45.03%	23.34%	8.83%	7.34%
AllianzGI AGIC U.S. Emerging Growth Fund Class D	47.32%	24.26%	9.64%	8.15%
AllianzGI AGIC U.S. Emerging Growth Fund Class R	46.99%	23.97%	9.38%	7.88%
AllianzGI AGIC U.S. Emerging Growth Fund Class P	47.60%	24.56%	9.91%	8.42%
AllianzGI AGIC U.S. Emerging Growth Fund Institutional Class	47.64%	24.68%	10.02%	8.52%
Russell 2000 Growth Index	44.47%	23.38%	9.23%	7.36%
Lipper Small-Cap Growth Funds Average	41.75%	22.97%	8.74%	10.78%

† The Fund began operations on 10/1/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 2.45% for Class A shares, 3.16% for Class C shares, 2.36% for Class D shares, 2.60% for Class R shares, 2.25% for Class P shares and 2.09% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.50% for Class A shares, 2.21% for Class C shares, 1.42% for Class D shares, 1.67% for Class R shares, 1.25% for Class P shares and 1.16% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

92	November 30, 2013 |	Annual Report

Unaudited

AllianzGI U.S. Emerging Growth Fund (cont’d)

Cumulative Returns Through November 30, 2013

Industry Allocation (as of November 30, 2013)

Software	7.0%
Oil, Gas & Consumable Fuels	5.7%
Pharmaceuticals	4.8%
Commercial Banks	4.8%
Semiconductors & Semiconductor Equipment	4.5%
Hotels, Restaurants & Leisure	4.4%
Road & Rail	4.0%
Biotechnology	3.9%
Other	57.3%
Cash & Equivalents — Net	3.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,202.30	$1,197.60	$1,202.90	$1,201.50	$1,204.10	$1,204.20
Expenses Paid During Period	$8.28	$12.18	$7.84	$9.22	$6.91	$6.41

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,017.55	$1,013.99	$1,017.95	$1,016.70	$1,018.80	$1,019.25
Expenses Paid During Period	$7.59	$11.16	$7.18	$8.44	$6.33	$5.87

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.50% for Class A, 2.21% for Class C, 1.42% for Class D, 1.67% for Class R, 1.25% for Class P and 1.16% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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AllianzGI U.S. Equity Hedged Fund

For the inception on December 3, 2012 through November 30, 2013 as provided by Greg Tournant, Portfolio Manager.

Portfolio Insights

For the period from inception on December 3, 2012 through November 30, 2013, Class A Shares at NAV of AllianzGI U.S. Equity Hedged Fund (the “Fund”) returned 15.00% underperforming the S&P 500 Index (the “benchmark index”) which returned 30.92%.

The strategy behaved in line with expectations, keeping pace with the S&P 500 Index during periods of normal appreciation, lagging during rapid advances, and holding up better during declines.

As a reminder, the Fund attempts to provide protection against downside equity-market moves, while asymmetrically preserving the upside potential of the underlying equity portfolio. The strategy uses a combination of index option positions consisting of long puts and short calls, with carefully selected duration and strike profiles. We buy long duration put options, laddered at regular intervals, whereas we sell short duration call options. This duration mismatch enables the portfolio to maintain ongoing downside protection yet be more flexible with its upside strike distances. By resetting call strikes at short time intervals, we aim to keep our short call positions from interfering with a rising equity market so that the portfolio may participate in the appreciation to the greatest extent possible.

The stock market surged in 2013, with major US equity indices recording all-time highs. From an attribution perspective, approximately 40% of the performance differential resulted from realized losses on short S&P 500 Index calls. As is typical in the low volatility environment that prevailed throughout the reporting period, the strike distances of one-month short call positions ranged between 3% and 5% out-of-the-money. With the broad equity market’s rapid advance, the Fund’s gains could not match those of the benchmark index.

The remaining 60% of relative underperformance reflected negative mark-to-market valuations on long S&P 500 Index put positions. Many of these one-year puts were purchased at higher levels of implied volatility, meaning that as the S&P 500 rose and the VIX declined, the puts lost value. While our short call positions benefited from the VIX’s decline, this was more than offset by the unrealized losses from our puts, whose longer duration gives them greater sensitivity to changes in implied volatility.

Cumulative Total Return for the period ended November 30, 2013

Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	15.00%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	8.68%
AllianzGI U.S. Equity Hedged Fund Class C	14.20%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	13.20%
AllianzGI U.S. Equity Hedged Fund Class D	15.07%
AllianzGI U.S. Equity Hedged Fund Class P	15.27%
AllianzGI U.S. Equity Hedged Fund Institutional Class	15.33%
S&P 500 Index	30.92%
Lipper Long/Short Equity Fund Average	14.63%

† The Fund began operations on 12/3/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 8.23% for Class A shares, 8.98% for Class C shares, 8.23% for Class D shares, 8.08% for Class P shares and 7.98% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.10% for Class P shares and 1.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Cumulative Returns Through November 30, 2013

Industry Allocation (as of November 30, 2013)

Oil, Gas & Consumable Fuels	7.6%
Pharmaceuticals	5.4%
Diversified Financial Services	4.8%
Computers & Peripherals	3.8%
Media	3.3%
IT Services	3.2%
Software	3.1%
Insurance	2.8%
Other	56.5%
Cash & Equivalents — Net (including Options Purchased and Written)	9.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,058.90	$1,054.80	$1,058.90	$1,060.10	$1,060.10
Expenses Paid During Period	$6.45	$10.30	$6.45	$5.68	$5.16

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$1,018.80	$1,015.04	$1,018.80	$1,019.55	$1,020.05
Expenses Paid During Period	$6.33	$10.10	$6.33	$5.57	$5.06

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.25% for Class D, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Important Information

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes for AllianzGI Global Water Fund are A, C, D, and P, and the Institutional Class shares were first offered in 7/08. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI U.S. Emerging Growth Fund (10/93), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at, or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class B shares of Allianz Multi-Strategy Funds are not available for purchase, except through exchanges and dividend reinvestments for any Funds with Class B shares outstanding (currently only AllianzGI Global Allocation Fund).

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Trust’s Investment Manager and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, R6, Institutional and Administrative classes), on the Allianz Global Investors Distributors website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, R6, Institutional and Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through November 30, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All the information on the Fund Summary pages, including Portfolio Insights, Average Annual/Cumulative Total Return and Cumulative Return charts, Shareholder Expense Examples and Allocation Summaries, is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, R6, Institutional and Administrative classes).

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays Global Aggregate Index	The Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays Global High Yield Index	An unmanaged index considered representative of fixed rate, non-investment-grade debt of companies in the US, developed markets and emerging markets.

Barclays US Aggregate Index	The Barclays US Aggregate Index is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Barclays US Credit Index	The Barclays US Credit Index is the credit component of the U.S. Government/Credit index. It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, securities must be rated investment grade (Baa3 or better) by Moody’s.

Barclays US Government Bond Index	The Barclays US Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. Government.

Barclays US Government Inflation-Linked Bond Index	Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500m or more.

BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index is a subset of The BofA Merrill Lynch U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market.

BofA Merrill Lynch 3-Month US Treasury Bill Index	The BofA Merrill Lynch 3-Month US Treasury Bill Index tracks the performance of the 3-month U.S. Treasury markets.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch US High Yield Master II Index	The BofA Merrill Lynch US High Yield Master II Index is an unmanaged index consisting of US dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

CBOE Volatility Index	The CBOE Volatility Index is the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

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Index	Description
Dow Jones Global ex-US Select REIT Index

Dow Jones Global ex-US Select REIT Index intends to measure the performance of publicly traded REITs and REIT-like securities. The index is a subset of the Dow Jones Global ex-US Select Real Estate Securities Index (RESI), which represents equity real estate investment trusts (REITs) and real estate operating companies (REOCs) traded globally, excluding the US. The indices are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.

Dow Jones Real Return Target Date Index; DJ RR 2015 Index; DJ RR 2020 Index; DJ RR 2025 Index; DJ RR 2030 Index; DJ RR 2035 Index; DJ RR 2040 Index; DJ RR 2045 Index; DJ RR 2050 Index; DJ RR 40+ Index; DJ RR Today Index	Each Dow Jones Real Return Target Date Index is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Dow Jones UBS Commodity Return Index	The Dow Jones UBS Commodity Index is composed of futures contracts on 19 physical commodities.

Dow Jones US Select REIT Index	The Dow Jones US Select REIT index is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI China Index	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as B-shares on the Shanghai and Shenzhen exchanges.

MSCI EAFE Index	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging markets.

MSCI World ex-US Small Cap Index	The MSCI World ex-US Small Cap Index captures small cap representation across 23 of 24 of Developed Markets (DM) countries (excluding the United States).

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

MSCI World Minimum Volatility Index	MSCI World Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid cap equity universe across 24 Developed Markets countries. The index is calculated by optimizing the MSCI World Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI World Index.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

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Benchmark Descriptions (cont’d)

Index	Description
Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of total market capitalization of that index.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P Developed ex-US Small Cap Growth Index	The Standard & Poor’s Developed ex-US Small Cap Growth Index is an unmanaged index representing small capitalization securities, defined as the bottom 15% of any given country’s available market capitalization excluding the US.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

USD Overnight LIBOR	USD Overnight LIBOR (London Interbank Offered Rate) is the average interest rate at which leading banks in London borrow US dollar funds from one another with a maturity of one day (overnight).

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Schedule of Investments

November 30, 2013

AllianzGI Retirement 2015 Fund

	Shares	Value
Mutual Funds—84.2%
AllianzGI Behavioral Advantage Large Cap (a)(b)	14,172	$336,451
AllianzGI Emerging Markets Opportunities (a)(b)	14,997	392,169
AllianzGI Global Commodity Equity (a)(b)	14,906	280,678
AllianzGI Global Managed Volatility (a)(b)	12,195	220,240
AllianzGI Income & Growth (a)(b)	68,596	889,009
AllianzGI International Small-Cap (a)(b)	6,806	292,230
AllianzGI NFJ Dividend Value (a)(b)	49,222	776,229
AllianzGI NFJ Global Dividend Value (a)(b)	14,999	329,686
AllianzGI NFJ International Small-Cap Value (a)(b)	5,173	110,071
AllianzGI NFJ International Value (a)(b)	23,760	554,557
AllianzGI NFJ Mid-Cap Value (a)(b)	8,316	204,907
AllianzGI NFJ Small-Cap Value (a)(b)	6,699	258,530
AllianzGI Short Duration High Income (a)(b)	41,335	658,875
AllianzGI U.S. Managed Volatility (a)(b)	22,021	329,212
ING Global Real Estate (c)	35,571	649,535
PIMCO CommoditiesPLUS® Strategy (a)(b)	41,766	440,214
PIMCO Floating Income (a)(b)	112,328	983,990
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	82,384	879,035
PIMCO Income (a)(b)	160,364	1,974,076
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	68,185	552,298
PIMCO Mortgage Opportunities (a)(b)	129,575	1,427,913
PIMCO Real Return (a)(b)	225,476	2,529,844
PIMCO Short-Term (a)(b)	266,024	2,628,314
Templeton Frontier Markets (d)	9,728	176,658
Wells Fargo Advantage Short-Term High Yield Bond (e)	79,415	657,558

Total Mutual Funds (cost—$17,230,638)		18,532,279

Exchange-Traded Funds—15.0%
iShares Core S&P 500	2,457	447,076
iShares MSCI Spain Capped	2,969	111,783
PIMCO 1-5 Year U.S. TIPS Index (a)	51,631	2,743,671

Total Exchange-Traded Funds (cost—$3,282,482)		3,302,530

	Principal Amount (000s)	Value
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $174,000; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $180,375 including accrued interest
(cost—$174,000)	$174	$174,000

Total Investments (cost—$20,687,120)—100.0%		22,008,809

Other assets less liabilities—0.0%		152

Net Assets—100.0%		$22,008,961

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Administrator Class share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2020 Fund

	Shares	Value
Mutual Funds—83.5%
AllianzGI Behavioral Advantage Large Cap (a)(b)	26,498	$629,058
AllianzGI Emerging Markets Opportunities (a)(b)	25,596	669,346
AllianzGI Global Commodity Equity (a)(b)	26,264	494,549
AllianzGI Global Managed Volatility (a)(b)	27,297	492,989
AllianzGI Income & Growth (a)(b)	102,426	1,327,442
AllianzGI International Small-Cap (a)(b)	11,587	497,566
AllianzGI NFJ Dividend Value (a)(b)	73,368	1,157,014
AllianzGI NFJ Global Dividend Value (a)(b)	30,212	664,056
AllianzGI NFJ International Small-Cap Value (a)(b)	9,393	199,886
AllianzGI NFJ International Value (a)(b)	38,324	894,487
AllianzGI NFJ Mid-Cap Value (a)(b)	26,443	651,547
AllianzGI NFJ Small-Cap Value (a)(b)	3,734	144,102
AllianzGI Short Duration High Income (a)(b)	72,632	1,157,753
AllianzGI U.S. Managed Volatility (a)(b)	44,107	659,392
ING Global Real Estate (c)	54,285	991,250
PIMCO CommoditiesPLUS® Strategy (a)(b)	93,825	988,915
PIMCO Floating Income (a)(b)	208,153	1,823,422
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	68,409	729,928
PIMCO Income (a)(b)	242,592	2,986,303
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	102,157	827,471
PIMCO Mortgage Opportunities (a)(b)	180,610	1,990,319
PIMCO Real Return (a)(b)	323,747	3,632,445
PIMCO Short-Term (a)(b)	301,408	2,977,911
Templeton Frontier Markets (d)	16,410	298,006
Wells Fargo Advantage Short-Term High Yield Bond (e)	100,117	828,971

Total Mutual Funds (cost—$26,360,089)		27,714,128

Exchange-Traded Funds—15.6%
iShares Core S&P 500	4,723	859,397
iShares MSCI Spain Capped	4,532	170,630
PIMCO 1-5 Year U.S. TIPS Index (a)	77,564	4,121,751

Total Exchange-Traded Funds (cost—$5,116,837)		5,151,778

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	101

Schedule of Investments

November 30, 2013

	Principal Amount (000s)	Value
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $213,000; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $217,375 including accrued interest
(cost—$213,000)	$213	$213,000

Total Investments (cost—$31,689,926)—99.7%		33,078,906

Other assets less liabilities—0.3%		112,564

Net Assets—100.0%		$33,191,470

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Administrator Class share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2025 Fund

	Shares	Value
Mutual Funds—86.4%
AllianzGI Behavioral Advantage Large Cap (a)(b)	49,626	$1,178,110
AllianzGI Emerging Markets Opportunities (a)(b)	32,759	856,660
AllianzGI Global Commodity Equity (a)(b)	35,224	663,264
AllianzGI Global Managed Volatility (a)(b)	40,773	736,362
AllianzGI Income & Growth (a)(b)	104,640	1,356,132
AllianzGI International Small-Cap (a)(b)	15,952	684,996
AllianzGI NFJ Dividend Value (a)(b)	75,405	1,189,139
AllianzGI NFJ Global Dividend Value (a)(b)	33,887	744,836
AllianzGI NFJ International Small-Cap Value (a)(b)	12,748	271,283
AllianzGI NFJ International Value (a)(b)	43,510	1,015,517
AllianzGI NFJ Mid-Cap Value (a)(b)	31,664	780,199
AllianzGI Short Duration High Income (a)(b)	95,537	1,522,853
AllianzGI U.S. Managed Volatility (a)(b)	44,868	670,782
ING Global Real Estate (c)	54,230	990,236
PIMCO CommoditiesPLUS® Strategy (a)(b)	112,032	1,180,814
PIMCO Floating Income (a)(b)	212,990	1,865,790
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	79,273	845,846
PIMCO Income (a)(b)	219,637	2,703,734
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	125,492	1,016,487
PIMCO Mortgage Opportunities (a)(b)	183,966	2,027,310
PIMCO Real Return (a)(b)	330,917	3,712,884
PIMCO Short-Term (a)(b)	238,799	2,359,331
Templeton Frontier Markets (d)	18,687	339,354
Wells Fargo Advantage Short-Term High Yield Bond (e)	61,296	507,530

Total Mutual Funds (cost—$28,226,653)		29,219,449

Exchange-Traded Funds—12.8%
iShares Core S&P 500	5,659	1,029,712
iShares MSCI Spain Capped	7,317	275,485
PIMCO 1-5 Year U.S. TIPS Index (a)	57,044	3,031,318

Total Exchange-Traded Funds (cost—$4,296,542)		4,336,515

	Principal Amount (000s)	Value
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $254,000; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $263,625 including accrued interest
(cost—$254,000)	$254	$254,000

Total Investments (cost—$32,777,195)—100.0%		33,809,964

Other assets less liabilities—0.0%		1,068

Net Assets—100.0%		$33,811,032

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Administrator Class share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

102	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

AllianzGI Retirement 2030 Fund

	Shares	Value
Mutual Funds—90.4%
AllianzGI Behavioral Advantage Large Cap (a)(b)	58,309	$1,384,263
AllianzGI Emerging Markets Opportunities (a)(b)	54,349	1,421,222
AllianzGI Global Commodity Equity (a)(b)	42,489	800,062
AllianzGI Global Managed Volatility (a)(b)	48,617	878,025
AllianzGI Income & Growth (a)(b)	139,808	1,811,917
AllianzGI International Managed Volatility (a)(b)	36,159	521,775
AllianzGI International Small-Cap (a)(b)	23,552	1,011,338
AllianzGI NFJ Dividend Value (a)(b)	101,734	1,604,348
AllianzGI NFJ Global Dividend Value (a)(b)	45,850	1,007,783
AllianzGI NFJ International Small-Cap Value (a)(b)	19,018	404,702
AllianzGI NFJ International Value (a)(b)	77,494	1,808,711
AllianzGI NFJ Mid-Cap Value (a)(b)	39,458	972,250
AllianzGI NFJ Small-Cap Value (a)(b)	8,161	314,934
AllianzGI Short Duration High Income (a)(b)	125,893	2,006,727
AllianzGI U.S. Emerging Growth (a)(b)	16,914	326,438
AllianzGI U.S. Managed Volatility (a)(b)	93,650	1,400,074
ING Global Real Estate (c)	65,863	1,202,652
PIMCO CommoditiesPLUS® Strategy (a)(b)	151,785	1,599,811
PIMCO CommodityRealReturn Strategy (a)(b)	35,940	200,547
PIMCO Floating Income (a)(b)	252,545	2,212,295
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	94,285	1,006,020
PIMCO Income (a)(b)	261,606	3,220,368
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	173,525	1,405,555
PIMCO Mortgage Opportunities (a)(b)	219,123	2,414,740
PIMCO Real Return (a)(b)	142,429	1,598,057
PIMCO Short-Term (a)(b)	284,437	2,810,234
Templeton Frontier Markets (d)	22,123	401,747
Wells Fargo Advantage Short-Term High Yield Bond (e)	72,897	603,587

Total Mutual Funds (cost—$33,797,522)		36,350,182

Exchange-Traded Funds—8.9%
iShares Core S&P 500	6,739	1,226,229
iShares MSCI Spain Capped	8,685	326,990
PIMCO 1-5 Year U.S. TIPS Index (a)	37,760	2,006,566

Total Exchange-Traded Funds (cost—$3,512,895)		3,559,785

	Principal Amount (000s)	Value
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $256,000; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $263,625 including accrued interest
(cost—$256,000)	$256	$256,000

Total Investments (cost—$37,566,417)—99.9%		40,165,967

Other assets less liabilities—0.1%		33,526

Net Assets—100.0%		$40,199,493

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Administrator Class share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2035 Fund

	Shares	Value
Mutual Funds—89.9%
AllianzGI Behavioral Advantage Large Cap (a)(b)	54,281	$1,288,627
AllianzGI Disciplined Equity (a)(b)	7,372	147,300
AllianzGI Emerging Markets Opportunities (a)(b)	43,298	1,132,234
AllianzGI Global Commodity Equity (a)(b)	31,176	587,046
AllianzGI Global Managed Volatility (a)(b)	40,537	732,104
AllianzGI Income & Growth (a)(b)	107,146	1,388,609
AllianzGI International Managed Volatility (a)(b)	40,819	589,014
AllianzGI International Small-Cap (a)(b)	24,885	1,068,568
AllianzGI NFJ Dividend Value (a)(b)	93,310	1,471,493
AllianzGI NFJ Global Dividend Value (a)(b)	53,829	1,183,158
AllianzGI NFJ International Small-Cap Value (a)(b)	16,746	356,346
AllianzGI NFJ International Value (a)(b)	65,709	1,533,641
AllianzGI NFJ Mid-Cap Value (a)(b)	47,914	1,180,593
AllianzGI Short Duration High Income (a)(b)	92,375	1,472,460
AllianzGI U.S. Emerging Growth (a)(b)	18,619	359,343
AllianzGI U.S. Managed Volatility (a)(b)	74,607	1,115,379
ING Global Real Estate (c)	48,328	882,461
PIMCO CommoditiesPLUS® Strategy (a)(b)	125,296	1,320,616
PIMCO CommodityRealReturn Strategy (a)(b)	52,743	294,307
PIMCO Floating Income (a)(b)	185,302	1,623,246
PIMCO Income (a)(b)	179,953	2,215,217
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	145,513	1,178,659
PIMCO Mortgage Opportunities (a)(b)	133,950	1,476,133
PIMCO Short-Term (a)(b)	134,169	1,325,591
Templeton Frontier Markets (d)	16,233	294,787
Wells Fargo Advantage Short-Term High Yield Bond (e)	35,665	295,309

Total Mutual Funds (cost—$24,741,978)		26,512,241

Exchange-Traded Funds—9.4%
iShares Core S&P 500	5,546	1,009,150
iShares MSCI Spain Capped	7,962	299,769
PIMCO 1-5 Year U.S. TIPS Index (a)	27,667	1,470,225

Total Exchange-Traded Funds (cost—$2,740,926)		2,779,144

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	103

Schedule of Investments

November 30, 2013

	Principal Amount (000s)	Value
Repurchase Agreements—0.7%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $219,000; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $226,625 including accrued interest
(cost—$219,000)	$219	$219,000

Total Investments (cost—$27,701,904)—100.0%		29,510,385

Liabilities in excess of other assets—(0.0)%		(690)

Net Assets—100.0%		$29,509,695

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Administrator Class share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2040 Fund

	Shares	Value
Mutual Funds—91.8%
AllianzGI Behavioral Advantage Large Cap (a)(b)	51,211	$1,215,745
AllianzGI Disciplined Equity (a)(b)	20,236	404,320
AllianzGI Emerging Markets Opportunities (a)(b)	44,827	1,172,234
AllianzGI Global Commodity Equity (a)(b)	28,525	537,124
AllianzGI Global Managed Volatility (a)(b)	37,090	669,848
AllianzGI Income & Growth (a)(b)	114,719	1,486,763
AllianzGI International Managed Volatility (a)(b)	56,021	808,387
AllianzGI International Small-Cap (a)(b)	26,550	1,140,050
AllianzGI NFJ Dividend Value (a)(b)	93,914	1,481,021
AllianzGI NFJ Global Dividend Value (a)(b)	55,407	1,217,841
AllianzGI NFJ International Small-Cap Value (a)(b)	19,152	407,559
AllianzGI NFJ International Value (a)(b)	65,903	1,538,181
AllianzGI NFJ Mid-Cap Value (a)(b)	36,109	889,721
AllianzGI NFJ Small-Cap Value (a)(b)	9,134	352,490
AllianzGI Short Duration High Income (a)(b)	84,519	1,347,229
AllianzGI U.S. Emerging Growth (a)(b)	18,453	356,150
AllianzGI U.S. Managed Volatility (a)(b)	71,854	1,074,220
ING Global Real Estate (c)	44,216	807,393
PIMCO CommoditiesPLUS® Strategy (a)(b)	114,640	1,208,304
PIMCO CommodityRealReturn Strategy (a)(b)	96,515	538,554
PIMCO Floating Income (a)(b)	154,128	1,350,158
PIMCO Income (a)(b)	142,703	1,756,671
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	156,439	1,267,157
PIMCO Mortgage Opportunities (a)(b)	124,088	1,367,448
Templeton Frontier Markets (d)	17,823	323,661

Total Mutual Funds (cost—$22,070,039)		24,718,229

Exchange-Traded Funds—7.8%
iShares Core S&P 500	5,616	1,021,887
iShares MSCI Spain Capped	7,318	275,523
PIMCO 1-5 Year U.S. TIPS Index (a)	14,876	790,511

Total Exchange-Traded Funds (cost—$2,048,872)		2,087,921

	Principal Amount (000s)	Value
Repurchase Agreements—0.4%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $114,000; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $120,250 including accrued interest
(cost—$114,000)	$114	$114,000

Total Investments (cost—$24,232,911)—100.0%		26,920,150

Other assets less liabilities—0.0%		2,751

Net Assets—100.0%		$26,922,901

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

104	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

AllianzGI Retirement 2045 Fund

	Shares	Value
Mutual Funds—94.8%
AllianzGI Behavioral Advantage Large Cap (a)(b)	31,165	$739,855
AllianzGI Disciplined Equity (a)(b)	9,833	196,454
AllianzGI Emerging Markets Opportunities (a)(b)	22,697	593,536
AllianzGI Global Commodity Equity (a)(b)	14,424	271,611
AllianzGI Global Managed Volatility (a)(b)	21,617	390,406
AllianzGI Income & Growth (a)(b)	55,830	723,553
AllianzGI International Managed Volatility (a)(b)	30,781	444,175
AllianzGI International Small-Cap (a)(b)	15,387	660,718
AllianzGI NFJ Dividend Value (a)(b)	49,706	783,861
AllianzGI NFJ Global Dividend Value (a)(b)	28,686	630,515
AllianzGI NFJ International Small-Cap Value (a)(b)	9,314	198,194
AllianzGI NFJ International Value (a)(b)	33,655	785,510
AllianzGI NFJ Mid-Cap Value (a)(b)	24,025	591,983
AllianzGI Short Duration High Income (a)(b)	41,082	654,841
AllianzGI U.S. Emerging Growth (a)(b)	10,342	199,596
AllianzGI U.S. Managed Volatility (a)(b)	39,402	589,065
ING Global Real Estate (c)	21,289	388,728
PIMCO CommoditiesPLUS® Strategy (a)(b)	58,091	612,280
PIMCO CommodityRealReturn Strategy (a)(b)	47,080	262,705
PIMCO Floating Income (a)(b)	74,945	656,517
PIMCO Income (a)(b)	53,325	656,430
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	77,512	627,849
PIMCO Mortgage Opportunities (a)(b)	53,576	590,404
Templeton Frontier Markets (d)	8,666	157,367

Total Mutual Funds (cost—$11,176,664)		12,406,153

Exchange-Traded Funds—4.7%
iShares Core S&P 500	2,647	481,648
iShares MSCI Spain Capped	3,577	134,674

Total Exchange-Traded Funds (cost—$599,924)		616,322

Total Investments (cost—$11,776,588)—99.5%		13,022,475

Other assets less liabilities—0.5%		61,580

Net Assets—100.0%		$13,084,055

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

Glossary:

MSCI—Morgan Stanley Capital International

AllianzGI Retirement 2050 Fund

	Shares	Value
Mutual Funds—93.9%
AllianzGI Behavioral Advantage Large Cap (a)(b)	31,222	$741,199
AllianzGI Disciplined Equity (a)(b)	13,431	268,357
AllianzGI Emerging Markets Opportunities (a)(b)	25,405	664,343
AllianzGI Global Commodity Equity (a)(b)	15,590	293,556
AllianzGI Global Managed Volatility (a)(b)	22,112	399,350
AllianzGI Income & Growth (a)(b)	62,515	810,190
AllianzGI International Managed Volatility (a)(b)	32,407	467,639
AllianzGI International Small-Cap (a)(b)	15,871	681,498
AllianzGI NFJ Dividend Value (a)(b)	55,532	875,740
AllianzGI NFJ Global Dividend Value (a)(b)	30,556	671,616
AllianzGI NFJ International Small-Cap Value (a)(b)	10,742	228,596
AllianzGI NFJ International Value (a)(b)	34,298	800,521
AllianzGI NFJ Mid-Cap Value (a)(b)	11,924	293,815
AllianzGI NFJ Small-Cap Value (a)(b)	9,943	383,686
AllianzGI Short Duration High Income (a)(b)	20,181	321,682
AllianzGI U.S. Emerging Growth (a)(b)	12,905	249,068
AllianzGI U.S. Managed Volatility (a)(b)	44,809	669,891
ING Global Real Estate (c)	21,560	393,689
PIMCO CommoditiesPLUS® Strategy (a)(b)	60,190	634,402
PIMCO CommodityRealReturn Strategy (a)(b)	48,532	270,807
PIMCO Floating Income (a)(b)	69,034	604,739
PIMCO Income (a)(b)	43,571	536,357
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	82,945	671,855
PIMCO Mortgage Opportunities (a)(b)	48,697	536,645
Templeton Frontier Markets (d)	11,042	200,514

Total Mutual Funds (cost—$10,760,264)		12,669,755

Exchange-Traded Funds—5.1%
iShares Core S&P 500	2,994	544,788
iShares MSCI Spain Capped	3,594	135,314

Total Exchange-Traded Funds (cost—$661,934)		680,102

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	105

Schedule of Investments

November 30, 2013

	Principal Amount (000s)	Value
Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $134,000; collateralized by Freddie Mac, 2.23%, due 1/10/23, valued at $138,563 including accrued interest
(cost—$134,000)	$134	$134,000

Total Investments (cost—$11,556,198)—100.0%		13,483,857

Other assets less liabilities—0.0%		5,100

Net Assets—100.0%		$13,488,957

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

Glossary:

MSCI—Morgan Stanley Capital International

AllianzGI Retirement 2055 Fund

	Shares	Value
Mutual Funds—94.2%
AllianzGI Behavioral Advantage Large Cap (a)(b)	11,920	$282,983
AllianzGI Disciplined Equity (a)(b)	5,049	100,885
AllianzGI Emerging Markets Opportunities (a)(b)	9,797	256,180
AllianzGI Global Commodity Equity (a)(b)	5,780	108,828
AllianzGI Global Managed Volatility (a)(b)	8,327	150,382
AllianzGI Income & Growth (a)(b)	23,391	303,141
AllianzGI International Managed Volatility (a)(b)	12,269	177,042
AllianzGI International Small-Cap (a)(b)	5,947	255,363
AllianzGI NFJ Dividend Value (a)(b)	20,834	328,553
AllianzGI NFJ Global Dividend Value (a)(b)	11,429	251,212
AllianzGI NFJ International Small-Cap Value (a)(b)	4,020	85,549
AllianzGI NFJ International Value (a)(b)	13,024	303,979
AllianzGI NFJ Mid-Cap Value (a)(b)	10,249	252,539
AllianzGI Short Duration High Income (a)(b)	7,853	125,175
AllianzGI U.S. Emerging Growth (a)(b)	4,735	91,381
AllianzGI U.S. Managed Volatility (a)(b)	16,758	250,525
ING Global Real Estate (c)	8,138	148,606
PIMCO CommoditiesPLUS® Strategy (a)(b)	22,313	235,179
PIMCO CommodityRealReturn Strategy (a)(b)	18,113	101,072
PIMCO Floating Income (a)(b)	25,564	223,945
PIMCO Income (a)(b)	16,265	200,218
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	30,974	250,886
PIMCO Mortgage Opportunities (a)(b)	18,152	200,039
Templeton Frontier Markets (d)	4,170	75,724

Total Mutual Funds (cost—$4,084,491)		4,759,386

Exchange-Traded Funds—4.9%
iShares Core S&P 500	1,088	197,972
iShares MSCI Spain Capped	1,357	51,091

Total Exchange-Traded Funds (cost—$242,418)		249,063

Total Investments (cost—$4,326,909)—99.1%		5,008,449

Other assets less liabilities—0.9%		47,067

Net Assets—100.0%		$5,055,516

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

Glossary:

MSCI—Morgan Stanley Capital International

106	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

AllianzGI Retirement Income Fund

	Shares	Value
Mutual Funds—84.3%
AllianzGI Behavioral Advantage Large Cap (a)(b)	9,604	$227,996
AllianzGI Emerging Markets Opportunities (a)(b)	18,329	479,291
AllianzGI Global Commodity Equity (a)(b)	13,912	261,957
AllianzGI Global Managed Volatility (a)(b)	14,558	262,909
AllianzGI Income & Growth (a)(b)	81,531	1,056,647
AllianzGI International Small-Cap (a)(b)	6,081	261,105
AllianzGI NFJ Dividend Value (a)(b)	50,162	791,049
AllianzGI NFJ Global Dividend Value (a)(b)	18,095	397,723
AllianzGI NFJ International Small-Cap Value (a)(b)	6,214	132,242
AllianzGI NFJ International Value (a)(b)	23,837	556,351
AllianzGI NFJ Mid-Cap Value (a)(b)	4,036	99,450
AllianzGI NFJ Small-Cap Value (a)(b)	8,355	322,438
AllianzGI Short Duration High Income (a)(b)	49,594	790,527
AllianzGI U.S. Managed Volatility (a)(b)	26,427	395,076
ING Global Real Estate (c)	36,107	659,319
PIMCO CommoditiesPLUS® Strategy (a)(b)	49,874	525,669
PIMCO Floating Income (a)(b)	75,459	661,020
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	136,102	1,452,209
PIMCO Income (a)(b)	214,700	2,642,952
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	81,581	660,803
PIMCO Mortgage Opportunities (a)(b)	167,552	1,846,421
PIMCO Real Return (a)(b)	291,882	3,274,921
PIMCO Short-Term (a)(b)	346,826	3,426,639
Templeton Frontier Markets (d)	11,678	212,074
Wells Fargo Advantage Short-Term High Yield Bond (e)	95,702	792,411

Total Mutual Funds (cost—$20,706,253)		22,189,199

Exchange-Traded Funds—15.2%
iShares Core S&P 500	3,092	562,620
iShares MSCI Spain Capped	3,614	136,067
PIMCO 1-5 Year U.S. TIPS Index (a)	62,075	3,298,666

Total Exchange-Traded Funds (cost—$3,971,119)		3,997,353

	Principal Amount (000s)	Value
Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $139,000; collateralized by Freddie Mac, 2.23%, due 1/10/23, valued at $143,181 including accrued interest
(cost—$139,000)	$139	$139,000

Total Investments (cost—$24,816,372)—100.0%		26,325,552

Liabilities in excess of other assets—(0.0)%		(2,605)

Net Assets—100.0%		$26,322,947

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Administrator Class share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Global Allocation Fund

	Shares	Value
Mutual Funds—97.3%
AllianzGI Behavioral Advantage Large Cap (a)(b)	313,789	$7,449,347
AllianzGI Emerging Markets Opportunities (a)(b)	369,789	9,669,974
AllianzGI Global Commodity Equity (a)(b)	223,221	4,203,259
AllianzGI Global Managed Volatility (a)(b)	353,202	6,378,835
AllianzGI Income & Growth (a)(b)	497,327	6,445,359
AllianzGI International Managed Volatility (a)(b)	446,309	6,440,234
AllianzGI International Small-Cap (a)(b)	250,478	10,755,532
AllianzGI NFJ Dividend Value (a)(b)	510,117	8,044,540
AllianzGI NFJ Global Dividend Value (a)(b)	535,224	11,764,227
AllianzGI NFJ International Small-Cap Value (a)(b)	100,675	2,142,374
AllianzGI NFJ International Value (a)(b)	777,467	18,146,083
AllianzGI NFJ Mid-Cap Value (a)(b)	4	100
AllianzGI NFJ Small-Cap Value (a)(b)	223,630	8,629,862
AllianzGI Short Duration High Income (a)(b)	469,876	7,489,831
AllianzGI U.S. Emerging Growth (a)(b)	109,328	2,110,027
AllianzGI U.S. Managed Volatility (a)(b)	442,048	6,608,615
ING Global Real Estate (c)	117,115	2,138,528
PIMCO CommoditiesPLUS® Strategy (a)(b)	608,155	6,409,958
PIMCO Floating Income (a)(b)	1,224,563	10,727,175
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	601,417	6,417,119
PIMCO Income (a)(b)	1,740,640	21,427,275
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	1,326,698	10,746,258
PIMCO Mortgage Opportunities (a)(b)	972,795	10,720,198
PIMCO Short-Term (a)(b)	1,508,779	14,906,740
Templeton Frontier Markets (d)	59,782	1,085,644
Wells Fargo Advantage Short-Term High Yield Bond (e)	774,925	6,416,380

Total Mutual Funds (cost—$177,333,821)		207,273,474

Exchange-Traded Funds—3.1%
iShares Core S&P 500	24,235	4,409,801
iShares MSCI Spain Capped	57,942	2,181,516

Total Exchange-Traded Funds (cost—$6,420,017)		6,591,317

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	107

Schedule of Investments

November 30, 2013

	Principal Amount (000s)	Value
Repurchase Agreements—0.3%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $675,000; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $689,125 including accrued interest
(cost—$675,000)	$675	$675,000

Total Investments (cost—$184,428,838)—100.7%		214,539,791

Liabilities in excess of other assets—(0.7)%		(1,480,246)

Net Assets-100.0%		$213,059,545

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Administrator Class share.

Glossary:

MSCI—Morgan Stanley Capital International

AllianzGI Global Growth Allocation Fund

	Shares	Value
Mutual Funds—95.2%
AllianzGI Behavioral Advantage Large Cap (a)(b)	18,358	$435,813
AllianzGI Emerging Markets Opportunities (a)(b)	12,861	336,314
AllianzGI Global Commodity Equity (a)(b)	10,526	198,196
AllianzGI Global Managed Volatility (a)(b)	14,644	264,473
AllianzGI Income & Growth (a)(b)	12,898	167,161
AllianzGI International Managed Volatility (a)(b)	18,510	267,100
AllianzGI International Small-Cap (a)(b)	6,291	270,124
AllianzGI NFJ Dividend Value (a)(b)	8,520	134,361
AllianzGI NFJ Emerging Markets Value (a)(b)	17,486	270,162
AllianzGI NFJ Global Dividend Value (a)(b)	12,150	267,056
AllianzGI NFJ International Small-Cap Value (a)(b)	12,564	267,351
AllianzGI NFJ International Value (a)(b)	17,296	403,684
AllianzGI NFJ Large Cap Value (a)(b)	6,851	134,688
AllianzGI NFJ Mid-Cap Value (a)(b)	78	1,926
AllianzGI NFJ Small-Cap Value (a)(b)	14,008	540,579
AllianzGI Short Duration High Income (a)(b)	12,479	198,922
AllianzGI U.S. Managed Volatility (a)(b)	26,701	399,184
AllianzGI Ultra Micro Cap (a)(b)	9,833	240,816
ING Global Real Estate (c)	9,705	177,219
PIMCO CommoditiesPLUS® Strategy (a)(b)	18,923	199,450
PIMCO CommodityRealReturn Strategy (a)(b)	11,938	66,612
PIMCO Income (a)(b)	15,128	186,227
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	49,299	399,319
PIMCO Mortgage Opportunities (a)(b)	12,033	132,607
PIMCO Short-Term (a)(b)	20,715	204,666
Templeton Frontier Markets (d)	10,982	199,440

Total Mutual Funds (cost—$5,110,600)		6,363,450

Exchange-traded Funds—4.1%
iShares Core S&P 500	1,123	204,341
iShares MSCI Spain Capped	1,799	67,733

Total Exchange-Traded Funds (cost—$264,880)		272,074

Total Investments (cost—$5,375,480)—99.3%		6,635,524

Other assets less liabilities—0.7%		44,186

Net Assets—100.0%		$6,679,710

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

Glossary:

MSCI—Morgan Stanley Capital International

108	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

AllianzGI Behavioral Advantage Large Cap Fund

	Shares	Value
Common Stock—99.7%
Aerospace & Defense—4.3%
Alliant Techsystems, Inc.	300	$36,369
Boeing Co.	5,300	711,525
Exelis, Inc.	1,900	33,573
General Dynamics Corp.	1,900	174,154
Hexcel Corp. (a)	700	30,751
Honeywell International, Inc.	3,800	336,338
L-3 Communications Holdings, Inc.	1,050	108,633
Lockheed Martin Corp.	2,450	347,091
Northrop Grumman Corp.	950	107,046
Raytheon Co.	2,000	177,360
Rockwell Collins, Inc.	750	54,548
United Technologies Corp.	2,900	321,494

		2,438,882

Air Freight & Logistics—1.5%
Expeditors International of Washington, Inc.	1,500	65,160
FedEx Corp.	1,200	166,440
United Parcel Service, Inc., Class B	6,000	614,280

		845,880

Airlines—1.1%
Alaska Air Group, Inc.	600	46,644
Allegiant Travel Co. (a)	200	22,140
Delta Air Lines, Inc.	9,850	285,453
Southwest Airlines Co.	8,200	152,438
Spirit Airlines, Inc. (a)	800	36,696
United Continental Holdings, Inc. (a)	2,300	90,275

		633,646

Auto Components—0.6%
BorgWarner, Inc.	500	53,585
Delphi Automotive PLC	1,000	58,550
Gentex Corp.	1,000	29,810
Goodyear Tire & Rubber Co.	1,000	22,260
Johnson Controls, Inc.	1,100	55,561
Lear Corp.	1,000	82,910
TRW Automotive Holdings Corp. (a)	300	23,280

		325,956

Automobiles—0.6%
Ford Motor Co.	1,100	18,788
General Motors Co. (a)	6,700	259,491
Harley-Davidson, Inc.	600	40,212
Thor Industries, Inc.	400	21,628

		340,119

Beverages—1.1%
Brown-Forman Corp., Class B	500	37,510
Coca-Cola Co.	3,100	124,589
Coca-Cola Enterprises, Inc.	800	33,552
Molson Coors Brewing Co., Class B	1,100	57,937
Monster Beverage Corp. (a)	600	35,508
PepsiCo, Inc.	3,750	316,725

		605,821

Biotechnology—3.6%
Alexion Pharmaceuticals, Inc. (a)	800	99,600
Amgen, Inc.	3,650	416,392
Biogen Idec, Inc. (a)	1,200	349,164
Celgene Corp. (a)	3,250	525,752
Gilead Sciences, Inc. (a)	7,000	523,670
Pharmacyclics, Inc. (a)	200	24,904
Regeneron Pharmaceuticals, Inc. (a)	200	58,772
United Therapeutics Corp. (a)	300	27,693

	Shares	Value
Vertex Pharmaceuticals, Inc. (a)	600	$41,652

		2,067,599

Building Products—0.1%
AO Smith Corp.	400	21,660
Masco Corp.	1,100	24,662

		46,322

Capital Markets—2.6%
Affiliated Managers Group, Inc. (a)	300	60,075
Ameriprise Financial, Inc.	350	37,888
Bank of New York Mellon Corp.	4,100	138,170
BlackRock, Inc.	500	151,375
Charles Schwab Corp.	4,900	119,952
Financial Engines, Inc.	1,100	74,525
Franklin Resources, Inc.	2,650	146,783
Goldman Sachs Group, Inc.	1,100	185,834
Morgan Stanley	1,300	40,690
Northern Trust Corp.	800	47,192
SEI Investments Co.	1,350	45,333
State Street Corp.	2,200	159,742
T Rowe Price Group, Inc.	900	72,414
TD Ameritrade Holding Corp.	3,500	100,730
Waddell & Reed Financial, Inc., Class A	1,300	82,849

		1,463,552

Chemicals—1.9%
Dow Chemical Co.	2,500	97,650
EI du Pont de Nemours & Co.	2,800	171,864
International Flavors & Fragrances, Inc.	300	26,505
LyondellBasell Industries NV, Class A	2,400	185,232
Monsanto Co.	1,050	118,996
NewMarket Corp.	100	32,395
PPG Industries, Inc.	1,183	217,743
Praxair, Inc.	550	69,443
RPM International, Inc.	700	27,720
Sherwin-Williams Co.	400	73,212
Sigma-Aldrich Corp.	600	51,744

		1,072,504

Commercial Banks—1.9%
East West Bancorp, Inc.	1,300	44,564
Fifth Third Bancorp	2,600	52,832
KeyCorp	3,500	44,625
Regions Financial Corp.	3,600	35,028
U.S. Bancorp	2,350	92,167
Wells Fargo & Co.	18,300	805,566

		1,074,782

Commercial Services & Supplies—0.4%
Cintas Corp.	600	33,300
Copart, Inc. (a)	700	24,101
Republic Services, Inc.	700	24,437
Rollins, Inc.	1,000	28,130
Stericycle, Inc. (a)	300	35,244
Waste Management, Inc.	2,100	95,928

		241,140

Communications Equipment—1.2%
Brocade Communications Systems, Inc. (a)	4,100	36,039
Cisco Systems, Inc.	12,350	262,438
Harris Corp.	800	51,608
Motorola Solutions, Inc.	900	59,292
QUALCOMM, Inc.	3,900	286,962

		696,339

	Shares	Value
Computers & Peripherals—2.1%
Apple, Inc.	250	$139,017
EMC Corp.	4,200	100,170
Hewlett-Packard Co.	24,400	667,340
NetApp, Inc.	1,100	45,375
SanDisk Corp.	1,600	109,040
Western Digital Corp.	1,850	138,824

		1,199,766

Construction & Engineering—0.1%
Fluor Corp.	500	38,905

Consumer Finance—1.4%
American Express Co.	5,950	510,510
Capital One Financial Corp.	1,200	85,956
Credit Acceptance Corp. (a)	200	25,830
Discover Financial Services	2,350	125,255
SLM Corp.	1,200	31,980

		779,531

Containers & Packaging—0.4%
Avery Dennison Corp.	600	29,340
Bemis Co., Inc.	500	19,515
Berry Plastics Group, Inc. (a)	1,600	34,320
Packaging Corp. of America	900	55,134
Sealed Air Corp.	1,800	57,798
Silgan Holdings, Inc.	400	18,700
Sonoco Products Co.	800	32,048

		246,855

Distributors—0.1%
Genuine Parts Co.	450	37,278

Diversified Consumer Services—0.2%
H&R Block, Inc.	4,350	121,322
Service Corp. International	1,100	19,877

		141,199

Diversified Financial Services—3.6%
Bank of America Corp.	7,500	118,650
Berkshire Hathaway, Inc., Class B (a)	1,300	151,489
CBOE Holdings, Inc.	1,400	73,192
Citigroup, Inc.	6,500	343,980
ING US, Inc.	1,100	38,434
JPMorgan Chase & Co.	12,700	726,694
MarketAxess Holdings, Inc.	500	35,185
McGraw Hill Financial, Inc.	4,400	327,800
Moody’s Corp.	3,450	257,473

		2,072,897

Diversified Telecommunication Services—2.0%
AT&T, Inc.	14,350	505,263
Verizon Communications, Inc.	12,350	612,807

		1,118,070

Electric Utilities—0.3%
Edison International	3,100	143,251
OGE Energy Corp.	1,400	48,188

		191,439

Electrical Equipment—0.9%
AMETEK, Inc.	950	46,759
Babcock & Wilcox Co.	1,000	32,470
Emerson Electric Co.	3,950	264,610
EnerSys, Inc.	400	28,540
Hubbell, Inc., Class B	250	26,978
Rockwell Automation, Inc.	1,000	113,580

		512,937

Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp., Class A	550	46,750
Avnet, Inc.	1,300	51,870

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	109

Schedule of Investments

November 30, 2013

	Shares	Value
Corning, Inc.	3,000	$51,240
FLIR Systems, Inc.	1,100	32,637

		182,497

Energy Equipment & Services—0.9%
Halliburton Co.	4,000	210,720
Oceaneering International, Inc.	450	34,736
Schlumberger Ltd.	3,300	291,786

		537,242

Food & Staples Retailing—4.0%
Costco Wholesale Corp.	2,000	250,860
CVS Caremark Corp.	2,000	133,920
Kroger Co.	6,600	275,550
Safeway, Inc.	4,300	150,371
SUPERVALU, Inc. (a)	12,400	79,980
Wal-Mart Stores, Inc.	10,500	850,605
Walgreen Co.	8,100	479,520
Whole Foods Market, Inc.	1,300	73,580

		2,294,386

Food Products—2.3%
Archer-Daniels-Midland Co.	2,200	88,550
Campbell Soup Co.	1,400	54,222
Dean Foods Co. (a)	5,450	97,991
Flowers Foods, Inc.	1,050	22,817
General Mills, Inc.	1,900	95,817
Green Mountain Coffee Roasters, Inc. (a)	1,100	74,118
Hershey Co.	1,600	155,024
Hillshire Brands Co.	1,700	56,814
Hormel Foods Corp.	1,350	60,777
JM Smucker Co.	200	20,848
Kellogg Co.	900	54,576
Kraft Foods Group, Inc.	1,300	69,056
McCormick & Co., Inc.	300	20,700
Mead Johnson Nutrition Co.	2,050	173,245
Mondelez International, Inc., Class A	3,900	130,767
Pinnacle Foods, Inc.	1,100	30,349
Tyson Foods, Inc., Class A	3,500	110,915

		1,316,586

Gas Utilities—0.1%
National Fuel Gas Co.	300	20,244
UGI Corp.	700	28,182

		48,426

Health Care Equipment & Supplies—2.7%
Abbott Laboratories	9,350	357,076
Baxter International, Inc.	1,250	85,562
Becton Dickinson and Co.	1,400	152,026
Boston Scientific Corp. (a)	11,500	133,170
Cooper Cos., Inc.	200	26,348
Covidien PLC	1,750	119,455
CR Bard, Inc.	300	41,664
IDEXX Laboratories, Inc. (a)	200	20,832
Medtronic, Inc.	5,000	286,600
St. Jude Medical, Inc.	1,200	70,104
Stryker Corp.	1,650	122,793
Varian Medical Systems, Inc. (a)	650	50,733
West Pharmaceutical Services, Inc.	600	29,952
Zimmer Holdings, Inc.	700	63,987

		1,560,302

Health Care Providers & Services—2.0%
AmerisourceBergen Corp.	3,900	275,067
Cardinal Health, Inc.	2,900	187,340
Express Scripts Holding Co. (a)	2,000	134,700
HCA Holdings, Inc.	2,250	104,445
Henry Schein, Inc. (a)	450	51,300
McKesson Corp.	1,500	248,835
Omnicare, Inc.	700	40,096
UnitedHealth Group, Inc.	500	37,240

	Shares	Value
WellPoint, Inc.	800	$74,304

		1,153,327

Health Care Technology—0.3%
Cerner Corp. (a)	1,600	91,952
Medidata Solutions, Inc. (a)	600	71,346

		163,298

Hotels, Restaurants & Leisure—2.6%
Bloomin’ Brands, Inc. (a)	1,100	28,820
Brinker International, Inc.	600	28,218
Chipotle Mexican Grill, Inc. (a)	300	157,158
Cracker Barrel Old Country Store, Inc.	300	32,547
Domino’s Pizza, Inc.	950	65,674
International Game Technology	1,300	22,737
Marriott International, Inc., Class A	2,050	96,391
McDonald’s Corp.	2,390	232,714
Starbucks Corp.	7,300	594,658
Starwood Hotels & Resorts Worldwide, Inc.	600	44,688
Wynn Resorts Ltd.	200	33,174
Yum! Brands, Inc.	1,900	147,592

		1,484,371

Household Durables—0.1%
Newell Rubbermaid, Inc.	1,100	33,385
Tupperware Brands Corp.	300	27,402

		60,787

Household Products—1.8%
Clorox Co.	450	41,927
Colgate-Palmolive Co.	5,200	342,212
Energizer Holdings, Inc.	300	33,105
Kimberly-Clark Corp.	1,650	180,114
Procter & Gamble Co.	4,800	404,256

		1,001,614

Independent Power Producers & Energy Traders—0.1%
AES Corp.	5,600	81,592

Industrial Conglomerates—2.3%
3M Co.	4,300	574,093
Danaher Corp.	2,700	201,960
General Electric Co.	20,750	553,195

		1,329,248

Insurance—4.5%
ACE Ltd.	700	71,946
Aflac, Inc.	4,200	278,754
Allied World Assurance Co. Holdings AG	200	22,530
Allstate Corp.	2,050	111,253
American Financial Group, Inc.	900	51,894
American International Group, Inc.	2,100	104,475
American National Insurance Co.	300	34,665
Aon PLC	1,800	146,952
Arch Capital Group Ltd. (a)	1,200	70,596
Arthur J Gallagher & Co.	700	32,578
Aspen Insurance Holdings Ltd.	600	24,252
Assurant, Inc.	500	32,470
Axis Capital Holdings Ltd.	700	34,391
Brown & Brown, Inc.	800	25,296
Chubb Corp.	600	57,870
CNA Financial Corp.	1,400	58,128
Erie Indemnity Co., Class A	300	21,897
Everest Re Group Ltd.	300	47,049
Genworth Financial, Inc., Class A (a)	1,700	25,687
Hanover Insurance Group, Inc.	400	24,124
Hartford Financial Services Group, Inc.	2,300	81,949
Marsh & McLennan Cos., Inc.	1,250	59,313
MBIA, Inc. (a)	4,700	60,583

	Shares	Value
MetLife, Inc.	4,900	$255,731
Old Republic International Corp.	2,500	43,000
Principal Financial Group, Inc.	1,200	60,756
Progressive Corp.	3,050	85,186
Prudential Financial, Inc.	4,200	372,792
RenaissanceRe Holdings Ltd.	300	28,410
StanCorp Financial Group, Inc.	400	25,644
Torchmark Corp.	600	45,600
Travelers Cos., Inc.	1,050	95,277
Unum Group	1,400	46,998
XL Group PLC	1,500	47,985

		2,586,031

Internet & Catalog Retail—2.5%
Amazon.com, Inc. (a)	1,700	669,154
HSN, Inc.	500	28,700
Liberty Interactive Corp., Class A (a)	1,100	30,888
priceline.com, Inc. (a)	475	566,357
TripAdvisor, Inc. (a)	1,500	132,480

		1,427,579

Internet Software & Services—2.6%
AOL, Inc. (a)	1,300	57,954
CoStar Group, Inc. (a)	200	37,248
Facebook, Inc., Class A (a)	3,300	155,133
Google, Inc., Class A (a)	615	651,648
LinkedIn Corp., Class A (a)	1,300	291,239
NIC, Inc.	1,300	31,694
Yahoo!, Inc. (a)	7,400	273,652

		1,498,568

IT Services—4.8%
Accenture PLC, Class A	2,800	216,916
Alliance Data Systems Corp. (a)	100	24,226
Amdocs Ltd.	550	22,253
Automatic Data Processing, Inc.	2,700	216,054
Booz Allen Hamilton Holding Corp.	1,400	24,486
Broadridge Financial Solutions, Inc.	800	30,520
Cognizant Technology Solutions Corp., Class A (a)	700	65,723
Computer Sciences Corp.	1,300	68,406
DST Systems, Inc.	400	35,320
Euronet Worldwide, Inc. (a)	800	38,760
Fiserv, Inc. (a)	300	32,967
FleetCor Technologies, Inc. (a)	800	97,424
Gartner, Inc. (a)	1,600	103,440
International Business Machines Corp.	3,000	539,040
Jack Henry & Associates, Inc.	700	39,739
Leidos Holdings, Inc.	575	27,962
Mastercard, Inc., Class A	1,075	817,871
MAXIMUS, Inc.	500	22,750
NeuStar, Inc., Class A (a)	500	24,375
Paychex, Inc.	1,650	72,154
Science Applications International Corp.	328	12,087
Syntel, Inc.	500	44,185
Visa, Inc., Class A	800	162,768
Western Union Co.	2,100	35,007

		2,774,433

Leisure Equipment & Products—0.1%
Mattel, Inc.	650	30,076
Polaris Industries, Inc.	400	53,388

		83,464

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	500	26,785
Covance, Inc. (a)	400	33,752
Illumina, Inc. (a)	800	78,400
Mettler-Toledo International, Inc. (a)	250	61,643
Quintiles Transnational Holdings, Inc. (a)	700	30,233

110	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

	Shares	Value
Thermo Fisher Scientific, Inc.	800	$80,680
Waters Corp. (a)	400	39,812

		351,305

Machinery—1.5%
Cummins, Inc.	400	52,944
Donaldson Co., Inc.	700	29,211
Dover Corp.	1,200	108,888
Flowserve Corp.	400	28,552
Graco, Inc.	400	30,892
IDEX Corp.	600	42,798
Illinois Tool Works, Inc.	2,100	167,118
Ingersoll-Rand PLC	350	24,997
ITT Corp.	1,500	61,230
Lincoln Electric Holdings, Inc.	500	35,740
Mueller Industries, Inc.	500	30,540
Nordson Corp.	300	21,636
PACCAR, Inc.	1,100	63,041
Pall Corp.	650	54,405
Timken Co.	400	20,704
Toro Co.	500	30,855
Wabtec Corp.	600	41,400

		844,951

Media—3.5%
Cablevision Systems Corp., Class A	4,100	68,757
CBS Corp., Class B	650	38,064
Charter Communications, Inc., Class A (a)	200	27,020
Comcast Corp., Class A	5,600	279,272
DIRECTV (a)	2,050	135,525
DISH Network Corp., Class A	1,100	59,576
Gannett Co., Inc.	1,000	27,060
Graham Holdings Co., Class B	50	33,675
Liberty Media Corp., Class A (a)	300	46,038
Live Nation Entertainment, Inc. (a)	1,800	33,066
Morningstar, Inc.	450	37,535
Scripps Networks Interactive, Inc., Class A	500	37,295
Sirius XM Holdings, Inc.	11,850	44,674
Starz, Class A (a)	900	25,452
Thomson Reuters Corp.	900	33,642
Time Warner Cable, Inc.	1,350	186,597
Time Warner, Inc.	2,900	190,559
Twenty-First Century Fox, Inc.	1,250	41,863
Viacom, Inc., Class B	3,550	284,603
Walt Disney Co.	5,450	384,443

		2,014,716

Metals & Mining—0.3%
Alcoa, Inc.	13,900	133,579
Nucor Corp.	700	35,742
Southern Copper Corp.	1,150	28,865

		198,186

Multi-line Retail—0.8%
Dillard’s, Inc., Class A	500	45,750
Dollar General Corp. (a)	800	45,552
Dollar Tree, Inc. (a)	1,600	89,040
Kohl’s Corp.	1,600	88,448
Target Corp.	2,700	172,611

		441,401

Multi-Utilities—0.3%
Ameren Corp.	700	25,095
Black Hills Corp.	400	20,108
CenterPoint Energy, Inc.	3,600	84,348
DTE Energy Co.	500	33,370

		162,921

Office Electronics—0.2%
Xerox Corp.	9,900	112,662
Zebra Technologies Corp., Class A (a)	400	20,736

		133,398

	Shares	Value
Oil, Gas & Consumable Fuels—7.3%
Anadarko Petroleum Corp.	2,500	$222,050
Cabot Oil & Gas Corp.	3,000	103,350
Chesapeake Energy Corp.	8,300	223,021
Chevron Corp.	4,030	493,433
Concho Resources, Inc. (a)	300	31,179
ConocoPhillips	5,890	428,792
Devon Energy Corp.	1,300	78,806
EOG Resources, Inc.	1,300	214,500
EQT Corp.	700	59,577
Exxon Mobil Corp.	12,870	1,203,088
Hess Corp.	2,400	194,712
HollyFrontier Corp.	500	23,990
Kosmos Energy Ltd. (a)	3,700	38,517
Marathon Petroleum Corp.	1,000	82,740
Murphy Oil Corp.	700	45,451
Noble Energy, Inc.	1,400	98,336
Occidental Petroleum Corp.	2,500	237,400
Phillips 66	4,800	334,128
Pioneer Natural Resources Co.	300	53,325
Teekay Corp.	900	39,825

		4,206,220

Paper & Forest Products—0.1%
International Paper Co.	1,500	69,975

Personal Products—0.2%
Avon Products, Inc.	2,300	41,009
Estee Lauder Cos., Inc., Class A	650	48,724

		89,733

Pharmaceuticals—4.1%
Bristol-Myers Squibb Co.	7,650	393,057
Eli Lilly & Co.	3,900	195,858
Johnson & Johnson	7,728	731,532
Merck & Co., Inc.	4,600	229,218
Mylan, Inc. (a)	1,400	61,782
Pfizer, Inc.	23,400	742,482

		2,353,929

Professional Services—0.4%
Dun & Bradstreet Corp.	650	75,953
Robert Half International, Inc.	1,100	42,493
Towers Watson & Co., Class A	300	33,780
Verisk Analytics, Inc., Class A (a)	900	58,599

		210,825

Real Estate Investment Trust—0.1%
Public Storage	450	68,715
Rayonier, Inc.	350	15,439

		84,154

Road & Rail—0.9%
AMERCO (a)	100	23,173
JB Hunt Transport Services, Inc.	650	48,874
Norfolk Southern Corp.	600	52,614
Old Dominion Freight Line, Inc. (a)	500	25,765
Union Pacific Corp.	2,100	340,284

		490,710

Semiconductors & Semiconductor Equipment—1.4%
Analog Devices, Inc.	2,100	101,262
Applied Materials, Inc.	2,000	34,600
Intel Corp.	3,500	83,440
KLA-Tencor Corp.	700	44,709
Lam Research Corp. (a)	1,500	78,165
Linear Technology Corp.	3,300	140,415
Marvell Technology Group Ltd.	3,700	52,651
NVIDIA Corp.	3,000	46,800
Texas Instruments, Inc.	5,000	215,000

		797,042

Software—3.9%
Activision Blizzard, Inc.	3,200	55,072
Adobe Systems, Inc. (a)	2,550	144,789

	Shares	Value
Ansys, Inc. (a)	450	$38,551
CA, Inc.	1,300	42,900
Citrix Systems, Inc. (a)	400	23,728
Electronic Arts, Inc. (a)	2,100	46,578
Intuit, Inc.	1,400	103,922
Manhattan Associates, Inc. (a)	400	48,104
Microsoft Corp.	16,800	640,584
Oracle Corp.	13,900	490,531
Red Hat, Inc. (a)	1,500	70,275
Salesforce.com, Inc. (a)	1,300	67,717
ServiceNow, Inc. (a)	2,700	143,397
Solera Holdings, Inc.	400	26,700
Symantec Corp.	5,100	114,699
Tyler Technologies, Inc. (a)	350	35,914
Ultimate Software Group, Inc. (a)	250	39,172
VMware, Inc., Class A (a)	900	72,567

		2,205,200

Specialty Retail—4.8%
AutoZone, Inc. (a)	175	80,780
Bed Bath & Beyond, Inc. (a)	2,000	156,060
Best Buy Co., Inc.	3,400	137,870
GameStop Corp., Class A	1,800	86,850
Gap, Inc.	2,600	106,522
Home Depot, Inc.	7,800	629,226
L Brands, Inc.	1,500	97,485
Lowe’s Cos., Inc.	10,500	498,540
Murphy USA, Inc. (a)	175	7,919
O’Reilly Automotive, Inc. (a)	850	106,216
Ross Stores, Inc.	1,600	122,336
Staples, Inc.	3,900	60,567
TJX Cos., Inc.	8,100	509,328
Tractor Supply Co.	700	51,247
Ulta Salon Cosmetics & Fragrance, Inc. (a)	400	50,776
Urban Outfitters, Inc. (a)	800	31,216
Williams-Sonoma, Inc.	500	29,560

		2,762,498

Textiles, Apparel & Luxury Goods—1.4%
Hanesbrands, Inc.	1,100	77,110
Michael Kors Holdings Ltd. (a)	2,100	171,255
NIKE, Inc., Class B	5,600	443,184
V.F. Corp.	500	117,290

		808,839

Thrifts & Mortgage Finance—0.0%
Ocwen Financial Corp. (a)	300	16,998

Tobacco—1.7%
Altria Group, Inc.	5,500	203,390
Lorillard, Inc.	4,700	241,251
Philip Morris International, Inc.	5,070	433,688
Reynolds American, Inc.	2,400	121,080

		999,409

Trading Companies & Distributors—0.2%
Fastenal Co.	600	27,918
WW Grainger, Inc.	275	70,928

		98,846

Total Investments (cost—$47,601,543)—99.7%		57,116,426

Other assets less liabilities—0.3%		175,410

Net Assets—100.0%		$57,291,836

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	111

Schedule of Investments

November 30, 2013

AllianzGI China Equity Fund

	Shares	Value
Common Stock—98.9%
China—84.3%
Bank of China Ltd., Class H	481,500	$232,874
Beijing Enterprises Holdings Ltd.	23,500	210,112
China Construction Bank Corp., Class H	152,800	123,662
China Everbright International Ltd. (b)	248,000	276,691
China Life Insurance Co., Ltd., Class H	44,500	143,769
China Minsheng Banking Corp. Ltd., Class H	136,000	163,756
China Mobile Ltd.	15,500	167,719
China National Building Material Co., Ltd., Class H	58,000	64,771
China Petroleum & Chemical Corp., Class H	96,200	82,942
China Resources Land Ltd.	26,000	71,722
China Suntien Green Energy Corp. Ltd., Class H (b)	121,000	46,433
CNOOC Ltd.	125,000	255,961
Comba Telecom Systems Holdings Ltd. (c)	80,600	27,718
CSR Corp. Ltd., Class H	99,000	92,083
Digital China Holdings Ltd. (b)	85,000	99,099
Guangzhou Automobile Group Co., Ltd., Class H	50,000	66,305
Industrial & Commercial Bank of China Ltd., Class H	400,335	287,342
PetroChina Co., Ltd., Class H	88,000	104,396
Ping An Insurance Group Co., Class H	19,500	181,598
Poly Property Group Co., Ltd.	92,000	53,963
Qingling Motors Co., Ltd., Class H (b)	522,000	159,528
Shui On Land Ltd.	120,500	39,190
Sino-Ocean Land Holdings Ltd.	121,500	81,532
Tencent Holdings Ltd.	5,500	317,712
Tiangong International Co., Ltd. (b)	542,000	140,329
Yuexiu Transport Infrastructure Ltd.	152,000	78,380
Zhongsheng Group Holdings Ltd.	46,500	62,876
Zhuzhou CSR Times Electric Co., Ltd., Class H	28,700	110,588
ZTE Corp., Class H (c)	21,360	47,520

		3,790,571

Hong Kong—14.6%
Aeon Stores Hong Kong Co., Ltd.	34,500	49,753
Beijing Jingneng Clean Energy Co., Ltd., Class H	100,000	47,043
CPMC Holdings Ltd.	175,000	139,622
Future Bright Holdings Ltd.	306,000	145,882
Hengan International Group Co., Ltd.	4,500	56,661
Natural Beauty Bio-Technology Ltd.	350,000	22,122
Sa Sa International Holdings Ltd.	130,000	151,130
Towngas China Co., Ltd.	42,000	46,582

		658,795

Total Investments (cost—$3,907,405) (a)—98.9%		4,449,366

	Shares	Value

Other assets less liabilities—1.1%		$48,491

Net Assets—100.0%		$4,497,857

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $4,331,058, representing 96.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Commercial Banks	18.0%
Oil, Gas & Consumable Fuels	10.8%
Insurance	7.2%
Internet Software & Services	7.1%
Commercial Services & Supplies	6.2%
Real Estate Management & Development	5.5%
Automobiles	5.0%
Specialty Retail	4.8%
Industrial Conglomerates	4.7%
Wireless Telecommunication Services	3.7%
Hotels, Restaurants & Leisure	3.2%
Metals & Mining	3.1%
Containers & Packaging	3.1%
Electrical Equipment	2.5%
Electronic Equipment, Instruments & Components	2.2%
Machinery	2.1%
Personal Products	1.8%
Transportation Infrastructure	1.7%
Communications Equipment	1.7%
Construction Materials	1.4%
Multi-line Retail	1.1%
Independent Power Producers & Energy Traders	1.0%
Gas Utilities	1.0%
Other assets less liabilities	1.1%

100.0%

AllianzGI Convertible Fund

	Principal Amount (000s)	Value
Convertible Bonds—77.6%
Airlines—0.8%
United Airlines, Inc.,
4.50%, 1/15/15	$5,415	$11,469,647
United Continental Holdings, Inc.,
6.00%, 10/15/29	1,915	8,747,959

		20,217,606

Apparel & Textiles—1.1%
Iconix Brand Group, Inc. (a)(b),
1.50%, 3/15/18	18,700	25,665,750

Auto Manufacturers—1.8%
Ford Motor Co.,
4.25%, 11/15/16	13,310	26,994,344
Wabash National Corp.,
3.375%, 5/1/18	12,935	16,920,597

		43,914,941

Biotechnology—6.8%
Cubist Pharmaceuticals, Inc.,
1.125%, 9/1/18 (a)(b)	3,525	3,983,250
1.875%, 9/1/20 (a)(b)	12,050	13,541,187
2.50%, 11/1/17	3,925	9,510,766
Gilead Sciences, Inc.,
1.625%, 5/1/16	17,050	56,083,929
Illumina, Inc. (a)(b),
0.25%, 3/15/16	24,080	30,671,900
Medicines Co.,
1.375%, 6/1/17	17,665	25,581,128
Regeneron Pharmaceuticals, Inc.,
1.875%, 10/1/16	6,625	23,245,469

		162,617,629

Commercial Services—3.0%
Alliance Data Systems Corp.,
4.75%, 5/15/14	5,345	27,175,985
Ascent Capital Group, Inc.,
4.00%, 7/15/20	9,745	10,542,872
Avis Budget Group, Inc.,
3.50%, 10/1/14	3,530	8,119,000
Cardtronics, Inc. (a)(b),
1.00%, 12/1/20	12,295	12,210,533
Hertz Global Holdings, Inc.,
5.25%, 6/1/14	4,695	13,809,192

		71,857,582

Computers—1.5%
SanDisk Corp.,
0.50%, 10/15/20 (a)(b)	23,790	23,462,887
1.50%, 8/15/17	8,995	12,924,691

		36,387,578

Distribution/Wholesale—0.7%
WESCO International, Inc.,
6.00%, 9/15/29	5,395	16,586,253

Diversified Financial Services—2.4%
Air Lease Corp.,
3.875%, 12/1/18	15,420	20,672,437
Encore Capital Group, Inc. (a)(b),
3.00%, 7/1/20	13,580	16,576,088
Portfolio Recovery Associates, Inc. (a)(b),
3.00%, 8/1/20	17,515	20,350,241

		57,598,766

Energy-Alternate Sources—0.5%
SolarCity Corp.,
2.75%, 11/1/18	10,625	12,079,297

Engineering & Construction—0.7%
MasTec, Inc.,
4.00%, 6/15/14	7,810	15,746,913

112	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

	Principal Amount (000s)	Value
Healthcare-Products—1.7%
Teleflex, Inc.,
3.875%, 8/1/17	$7,660	$12,648,575
Wright Medical Group, Inc.,
2.00%, 8/15/17	20,740	27,389,762

		40,038,337

Healthcare-Services—4.5%
Brookdale Senior Living, Inc.,
2.75%, 6/15/18	20,165	25,017,203
LifePoint Hospitals, Inc.,
3.50%, 5/15/14	25,550	27,594,000
Molina Healthcare, Inc. (a)(b),
1.125%, 1/15/20	26,120	27,328,050
WellPoint, Inc.,
2.75%, 10/15/42	19,710	27,175,163

		107,114,416

Home Builders—1.2%
Lennar Corp. (a)(b),
3.25%, 11/15/21	16,600	27,805,000

Household Products/Wares—1.2%
Jarden Corp. (a)(b),
1.875%, 9/15/18	21,765	28,825,022

Insurance—3.1%
Amtrust Financial Services, Inc.,
5.50%, 12/15/21	12,025	19,660,875
Fidelity National Financial, Inc.,
4.25%, 8/15/18	18,375	27,849,609
Radian Group, Inc.,
2.25%, 3/1/19	17,710	26,277,213

		73,787,697

Internet—8.4%
Blucora, Inc. (a)(b),
4.25%, 4/1/19	12,655	18,776,856
Ctrip.com International Ltd. (a)(b),
1.25%, 10/15/18	16,015	15,784,784
Dealertrack Technologies, Inc.,
1.50%, 3/15/17	13,905	17,624,588
priceline.com, Inc.,
0.35%, 6/15/20 (a)(b)	11,120	12,781,050
1.00%, 3/15/18	21,120	29,752,800
1.25%, 3/15/15	3,910	15,334,531
Qihoo 360 Technology Co., Ltd. (a)(b),
2.50%, 9/15/18	13,435	14,283,084
SINA Corp. (a)(b),
1.00%, 12/1/18	18,255	17,844,263
VeriSign, Inc.,
3.25%, 8/15/37	13,905	24,073,031
Web.com Group, Inc.,
1.00%, 8/15/18	17,735	18,954,281
Yahoo!, Inc. (a)(b), zero coupon, 12/1/18	15,820	15,948,538

		201,157,806

Lodging—1.2%
MGM Resorts International,
4.25%, 4/15/15	24,800	30,085,500

Machinery-Diversified—0.5%
Chart Industries, Inc.,
2.00%, 8/1/18	8,080	12,625,000

Media—2.3%
Liberty Interactive LLC,
3.50%, 1/15/31	30,570	16,431,375
Liberty Media Corp. (a)(b),
1.375%, 10/15/23	22,720	23,600,400
XM Satellite Radio, Inc. (a)(b),
7.00%, 12/1/14	7,840	16,478,700

		56,510,475

	Principal Amount (000s)	Value
Metal Fabricate/Hardware—1.0%
RTI International Metals, Inc.,
1.625%, 10/15/19	$21,335	$22,961,794

Mining—0.7%
Kaiser Aluminum Corp.,
4.50%, 4/1/15	11,810	16,999,078

Oil & Gas—4.2%
Cobalt International Energy, Inc.,
2.625%, 12/1/19	10,035	10,078,903
Energy XXI Bermuda Ltd. (a)(b),
3.00%, 12/15/18	10,575	10,495,687
Exterran Holdings, Inc.,
4.25%, 6/15/14	15,750	22,522,500
Helix Energy Solutions Group, Inc.,
3.25%, 3/15/32	3,790	4,555,106
Hornbeck Offshore Services, Inc.,
1.50%, 9/1/19	4,325	5,238,656
SEACOR Holdings, Inc. (a)(b),
3.00%, 11/15/28	18,085	18,152,819
Stone Energy Corp.,
1.75%, 3/1/17	21,175	22,961,641
Western Refining, Inc.,
5.75%, 6/15/14	2,020	8,141,863

		102,147,175

Pharmaceuticals—8.5%
Akorn, Inc.,
3.50%, 6/1/16	7,920	23,542,200
Auxilium Pharmaceuticals, Inc.,
1.50%, 7/15/18	9,660	10,601,850
BioMarin Pharmaceutical, Inc.,
0.75%, 10/15/18	19,980	21,291,187
1.50%, 10/15/20	6,280	6,825,575
Endo Health Solutions, Inc.,
1.75%, 4/15/15	4,710	10,891,875
Medivation, Inc.,
2.625%, 4/1/17	11,780	17,169,350
Mylan, Inc.,
3.75%, 9/15/15	9,675	32,332,641
Omnicare, Inc.,
3.50%, 2/15/44	23,440	23,147,000
3.75%, 4/1/42	2,000	2,906,250
Pacira Pharmaceuticals, Inc. (a)(b),
3.25%, 2/1/19	4,860	11,393,663
Salix Pharmaceuticals Ltd.,
1.50%, 3/15/19	21,085	30,375,578
Theravance, Inc.,
2.125%, 1/15/23	8,590	13,239,337

		203,716,506

Real Estate Investment Trust—3.3%
Host Hotels & Resorts L.P. (a)(b),
2.50%, 10/15/29	17,140	24,756,587
iStar Financial, Inc.,
1.50%, 11/15/16 (a)(b)	4,000	4,070,400
3.00%, 11/15/16	18,730	24,267,056
Starwood Property Trust, Inc.,
4.55%, 3/1/18	22,810	25,133,769

		78,227,812

Retail—0.5%
Group 1 Automotive, Inc. (d),
2.25%, 6/15/36	10,740	13,304,175

Semiconductors—7.0%
Intel Corp.,
3.25%, 8/1/39	26,015	33,283,071
Lam Research Corp.,
1.25%, 5/15/18	3,990	4,807,950
Microchip Technology, Inc.,
2.125%, 12/15/37	11,465	19,368,684
Micron Technology, Inc.,
3.00%, 11/15/43	54,242	52,038,419

	Principal Amount (000s)	Value
Novellus Systems, Inc.,
2.625%, 5/15/41	$15,950	$25,589,781
ON Semiconductor Corp.,
2.625%, 12/15/26	3,685	3,910,706
Xilinx, Inc.,
2.625%, 6/15/17	18,670	29,183,544

		168,182,155

Software—6.3%
Allscripts Healthcare Solutions, Inc. (a)(b),
1.25%, 7/1/20	8,820	9,751,613
Bottomline Technologies, Inc.,
1.50%, 12/1/17	13,895	18,280,609
Concur Technologies, Inc. (a)(b),
0.50%, 6/15/18	20,225	22,639,360
Cornerstone OnDemand, Inc. (a)(b),
1.50%, 7/1/18	15,845	18,647,584
Medidata Solutions, Inc. (a)(b),
1.00%, 8/1/18	8,275	10,467,875
NetSuite, Inc. (a)(b),
0.25%, 6/1/18	15,220	16,266,375
Salesforce.com, Inc.,
0.25%, 4/1/18 (a)(b)	19,565	20,726,672
0.75%, 1/15/15	4,200	10,227,000
Take-Two Interactive Software, Inc.,
1.00%, 7/1/18	15	15,759
1.75%, 12/1/16	11,135	12,700,859
Workday, Inc. (a)(b),
0.75%, 7/15/18	10,925	12,871,016

		152,594,722

Telecommunications—2.0%
Ciena Corp.,
0.875%, 6/15/17	10,580	10,546,937
3.75%, 10/15/18 (a)(b)	9,925	13,690,297
SBA Communications Corp.,
4.00%, 10/1/14	8,740	24,548,475

		48,785,709

Transportation—0.7%
Bristow Group, Inc.,
3.00%, 6/15/38	13,810	17,987,525

Total Convertible Bonds (cost—$1,604,929,007)		1,865,528,219

	Shares
Convertible Preferred Stock—18.2%
Aerospace & Defense—1.3%
United Technologies Corp.,
7.50%, 8/1/15	463,710	30,308,086

Auto Components—1.0%
Goodyear Tire & Rubber Co.,
5.875%, 4/1/14	370,490	23,311,231

Automobiles—2.0%
General Motors Co., Ser. B,
4.75%, 12/1/13	929,210	49,266,714

Banking—1.0%
Wells Fargo & Co., Ser. L (c),
7.50%	21,120	23,752,080

Diversified Financial Services—2.0%
AMG Capital Trust I,
5.10%, 4/15/36	314,515	21,092,162
Bank of America Corp., Ser. L (c),
7.25%	24,785	26,643,875

		47,736,037

Food & Beverage—0.7%
Post Holdings, Inc. (a)(b)(c),
3.75%	129,505	15,751,693

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	113

Schedule of Investments

November 30, 2013

	Shares	Value
Insurance—1.9%
Maiden Holdings Ltd., Ser. B,
7.25%, 9/15/16	299,665	$15,094,126
MetLife, Inc.,
5.00%, 3/26/14	972,665	30,016,442

		45,110,568

Iron/Steel—0.8%
ArcelorMittal,
6.00%, 1/15/16	710,945	18,140,188

Machinery—0.8%
Stanley Black & Decker, Inc.,
4.75%, 11/17/15	162,700	20,334,246

Oil & Gas—3.1%
Chesapeake Energy Corp. (c),
5.00%	91,000	8,861,125
5.75% (a)(b)	31,090	35,889,519
Energy XXI Bermuda Ltd. (c),
5.625%	49,040	14,574,075
Sanchez Energy Corp. (c),
4.875%, Ser. A	33,000	2,142,937
6.50%, Ser. B (a)(b)	211,470	14,333,437

		75,801,093

Real Estate—0.4%
Forestar Group, Inc.,
6.00%, 12/15/16	356,605	9,400,108

Road & Rail—0.7%
2010 Swift Mandatory Common Exchange Security Trust (b),
6.00%, 12/31/13	896,535	17,254,354

Telecommunications—1.6%
Crown Castle International Corp., Ser. A,
4.50%, 11/1/16	252,645	25,528,261
Intelsat S.A., Ser. A,
5.75%, 5/1/16	224,635	13,008,613

		38,536,874

Transportation—0.9%
Genesee & Wyoming, Inc.,
5.00%, 10/1/15	174,030	22,737,019

Total Convertible Preferred Stock (cost—$392,767,767)		437,440,291

Common Stock—0.7%
Media—0.7%
Interpublic Group of Cos., Inc. (cost—$16,636,953)	1,073,650	18,681,510

	Principal Amount (000s)
Repurchase Agreements—3.5%
State Street Bank and Trust Co.,dated 11/29/13, zero coupon, due 12/2/13, proceeds $83,202,000; collateralized by Freddie Mac, 1.55%, due 9/26/19, valued at $84,870,150 including accrued interest
(cost—$83,202,000)	$83,202	83,202,000

Total Investments (cost—$2,097,535,727)—100.0%		2,404,852,020

Liabilities in excess of other assets—(0.0)%		(1,066,010)

Net Assets—100.0%		$2,403,786,010

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $625,822,180, representing 26.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(d) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

AllianzGI Disciplined Equity Fund

	Shares	Value
Common Stock—96.3%
Aerospace & Defense—4.3%
BE Aerospace, Inc. (a)	4,608	$400,896
Boeing Co.	9,310	1,249,867

		1,650,763

Beverages—1.7%
PepsiCo, Inc.	7,840	662,166

Biotechnology—4.0%
Amgen, Inc.	7,240	825,939
Celgene Corp. (a)	4,390	710,170

		1,536,109

Capital Markets—3.6%
BlackRock, Inc.	1,970	596,417
Northern Trust Corp.	6,639	391,635
SEI Investments Co.	11,589	389,159

		1,377,211

Chemicals—2.7%
Praxair, Inc.	4,900	618,674
Rockwood Holdings, Inc.	6,030	412,814

		1,031,488

Commercial Banks—4.8%
PNC Financial Services Group, Inc.	5,281	406,373
U.S. Bancorp	12,500	490,250
Wells Fargo & Co.	22,000	968,440

		1,865,063

Communications Equipment—2.6%
QUALCOMM, Inc.	13,610	1,001,424

Computers & Peripherals—7.1%
Apple, Inc.	3,854	2,143,094
EMC Corp.	25,822	615,854

		2,758,948

Construction & Engineering—0.7%
Quanta Services, Inc. (a)	9,060	268,267

Diversified Financial Services—5.8%
Citigroup, Inc.	22,720	1,202,342
JPMorgan Chase & Co.	18,505	1,058,856

		2,261,198

Diversified Telecommunication Services—3.4%
AT&T, Inc.	16,783	590,930
Verizon Communications, Inc.	14,902	739,437

		1,330,367

Energy Equipment & Services—8.0%
Baker Hughes, Inc.	9,790	557,638
Cameron International Corp. (a)	14,220	787,646
National Oilwell Varco, Inc.	8,480	691,120
Schlumberger Ltd.	12,180	1,076,956

		3,113,360

Food Products—1.5%
Mead Johnson Nutrition Co.	6,970	589,035

Health Care Equipment & Supplies—1.4%
Hologic, Inc. (a)	8,620	193,002
Intuitive Surgical, Inc. (a)	948	357,301

		550,303

Hotels, Restaurants & Leisure—3.0%
McDonald’s Corp.	7,620	741,959
Starwood Hotels & Resorts Worldwide, Inc.	5,560	414,109

		1,156,068

Household Products—2.2%
Procter & Gamble Co.	10,160	855,675

114	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

	Shares	Value
Industrial Conglomerates—4.5%
General Electric Co.	65,040	$1,733,966

Insurance—1.5%
MetLife, Inc.	11,140	581,397

Internet Software & Services—4.1%
Akamai Technologies, Inc. (a)	10,990	491,473
eBay, Inc. (a)	21,700	1,096,284

		1,587,757

Leisure Equipment & Products—0.8%
Hasbro, Inc.	6,090	327,764

Machinery—1.5%
Caterpillar, Inc.	7,048	596,261

Media—1.6%
Comcast Corp., Class A	12,135	605,172

Metals & Mining—1.0%
Freeport-McMoRan Copper & Gold, Inc.	10,620	368,408

Multi-line Retail—2.2%
Target Corp.	13,360	854,105

Oil, Gas & Consumable Fuels—5.7%
Exxon Mobil Corp.	8,525	796,917
Marathon Oil Corp.	14,740	531,230
Occidental Petroleum Corp.	6,580	624,837
Southwestern Energy Co. (a)	6,643	256,818

		2,209,802

Pharmaceuticals—5.5%
AbbVie, Inc.	11,100	537,795
Eli Lilly & Co.	13,720	689,018
Pfizer, Inc.	28,660	909,382

		2,136,195

Semiconductors & Semiconductor Equipment—4.4%
Intel Corp.	37,250	888,040
Marvell Technology Group Ltd.	23,710	337,393
Maxim Integrated Products, Inc.	16,200	461,376

		1,686,809

Software—5.2%
Adobe Systems, Inc. (a)	4,330	245,857
Autodesk, Inc. (a)	11,999	542,955
Citrix Systems, Inc. (a)	10,030	594,980
Microsoft Corp.	16,370	624,188

		2,007,980

Specialty Retail—1.5%
Urban Outfitters, Inc. (a)	15,000	585,300

Total Common Stock (cost—$29,828,685)		37,288,361

	Principal Amount (000s)	Value
Repurchase Agreements—3.8%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $1,480,000; collateralized by Freddie Mac, 6.25%, due 7/15/32, valued at $1,513,688 including accrued interest
(cost—$1,480,000)	$1,480	$1,480,000

Total Investments (cost—$31,308,685)—100.1%		38,768,361

Liabilities in excess of other assets—(0.1)%		(38,681)

Net Assets—100.0%		$38,729,680

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI Dynamic Emerging Multi-Asset Fund

	Shares	Value
Mutual Funds—41.0%
PIMCO Emerging Markets Bond (c)(d)	115,015	$1,274,364
PIMCO Emerging Markets Currency (c)(d)	50,119	507,205
Templeton Frontier Markets (e)	7,798	141,620

Total Mutual Funds (cost—$2,027,884)		1,923,189

	Principal Amount (000s)
Corporate Bonds & Notes—25.6%
France—4.3%
Cie de Financement Foncier S.A. (a)(b),
2.25%, 3/7/14	$200	201,099

Supranational—21.3%
Council Of Europe Development Bank,
5.00%, 1/29/14	200	201,497
European Bank for Reconstruction & Development,
5.00%, 5/19/14	280	286,272
European Investment Bank,
5.125%, 4/15/14	500	509,069

		996,838

Total Corporate Bonds & Notes (cost—$1,197,728)		1,197,937

Repurchase Agreements—20.9%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $980,000; collateralized by Freddie Mac, 6.25%, due 7/15/32, valued at $1,000,350 including accrued interest
(cost—$980,000)	980	980,000

Total Investments (cost—$4,205,612)—87.5%		4,101,126

Other assets less liabilities—12.5%		584,232

Net Assets—100.0%		$4,685,358

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Security with a value of $201,099, representing 4.3% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Affiliated fund.

(d) Institutional Class share.

(e) Advisor Class share.

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	115

Schedule of Investments

November 30, 2013

AllianzGI Global Fundamental Strategy Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—38.3%
Germany—5.0%
KFW,
4.125%, 10/15/14	$1,000	$1,034,147

Spain—2.3%
AyT Cedulas Cajas X Fondo de Titulizacion,
3.75%, 6/30/25	€200	238,293
Cedulas TDA 6 Fondo de Titulizacion de Activos,
4.25%, 4/10/31	200	227,887

		466,180

Supranational—9.9%
European Investment Bank,
1.625%, 9/1/15	$1,000	1,023,368
Inter-American Development Bank,
4.50%, 9/15/14	1,000	1,032,463

		2,055,831

Switzerland—6.8%
Credit Suisse,
5.30%, 8/13/19	500	572,761
EUROFIMA,
4.50%, 3/6/15	800	842,214

		1,414,975

United States—14.3%
AT&T, Inc.,
5.80%, 2/15/19	500	579,472
Daimler Finance North America LLC (a)(b),
1.25%, 1/11/16	250	251,179
EI du Pont de Nemours & Co.,
3.25%, 1/15/15	200	206,447
HSBC USA, Inc.,
1.625%, 1/16/18	500	498,368
Morgan Stanley,
4.00%, 7/24/15	500	524,087
Oracle Corp.,
5.75%, 4/15/18	600	701,849
Petrobras International Finance Co.,
5.375%, 1/27/21	200	201,558

		2,962,960

Total Corporate Bonds & Notes (cost—$7,854,454)		7,934,093

	Shares
Common Stock—32.8%
Germany—2.6%
BASF SE	2,100	223,775
Muenchener Rueckversich- erungs AG	1,000	218,366
SAP AG	1,200	99,223

		541,364

Hong Kong—2.0%
HKT Trust	241,000	211,099
Power Assets Holdings Ltd.	26,000	211,151

		422,250

Indonesia—0.9%
Telekomunikasi Indonesia Persero Tbk PT	1,062,500	192,253

Italy—1.2%
Eni SpA	9,900	236,970

New Zealand—1.0%
Telecom Corp. of New Zealand Ltd.	115,000	215,168

		Shares	Value
Norway—2.2%
Telenor ASA		10,300	$247,172
Yara International ASA		4,900	213,350

			460,522

Switzerland—2.3%
Nestle S.A.		3,400	248,028
Roche Holdings AG		800	223,140

			471,168

Turkey—1.1%
Tupras Turkiye Petrol Rafinerileri AS		9,700	219,653

United Arab Emirates—1.0%
Dragon Oil PLC		22,500	209,226

United Kingdom—5.8%
BHP Billiton PLC		3,000	91,013
Centrica PLC		38,100	210,720
GlaxoSmith- Kline PLC		8,000	211,638
Reckitt Benckiser Group PLC		2,900	232,657
Royal Dutch Shell PLC, Class A		6,400	214,000
TESCO PLC		40,600	230,954

			1,190,982

United States—12.7%
Apple, Inc. (e)		500	278,035
Cisco Systems, Inc.		9,200	195,500
Eli Lilly & Co.		4,200	210,924
General Electric Co. (e)		9,100	242,606
Intel Corp.		9,000	214,560
Johnson & Johnson		2,500	236,650
Merck & Co., Inc.		4,500	224,235
Microchip Technology, Inc.		5,800	251,082
Microsoft Corp. (e)		6,400	244,032
Pfizer, Inc. (e)		7,400	234,802
Tesla Motors, Inc. (f)		700	89,096
Verizon Commun -ications, Inc.		4,300	213,366

			2,634,888

Total Common Stock (cost—$6,377,417)			6,794,444

		Principal Amount (000s)
Sovereign Debt Obligations—26.1%
Brazil—2.5%
Brazil Notas do Tesouro Nacional, Ser. F,
10.00%, 1/1/18	BRL	1,300	516,842

Canada—4.8%
Province of Ontario Canada,
1.375%, 1/27/14	$	1,000	1,001,877

France—3.9%
Caisse d’Amortissement de la Dette Sociale (a)(b),
1.25%, 7/11/14		800	804,917

Indonesia—1.4%
Indonesia Treasury Bond,
7.375%, 9/15/16	IDR	3,500,000	287,461

	Principal Amount (000s)		Value
Italy—5.2%
Italy Buoni Poliennali Del Tesoro,
3.10%, 9/15/26 (d)	€	445	$610,099
3.50%, 11/1/17		330	469,748

			1,079,847

Mexico—2.3%
Mexican Bonos,
6.50%, 6/9/22	MXN	6,000	471,629

Poland—2.3%
Poland Government Bond,
3.75%, 4/25/18	PLN	1,500	486,907

Russia—1.0%
Russian Federation Bond (a)(b),
4.50%, 4/4/22	$	200	204,100

South Africa—1.0%
South Africa Government Bond,
8.00%, 12/21/18	ZAR	2,000	202,399

Turkey—1.7%
Turkey Government Bond,
9.00%, 3/8/17	TRY	700	347,913

Total Sovereign Debt Obligations (cost—$5,415,402)			5,403,892

Repurchase Agreements—1.9%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $398,000; collateralized by Freddie Mac, 2.23%, due 1/10/23, valued at $406,450 including accrued interest
(cost—$398,000)	$	398	398,000

	Contracts
Options Purchased (f)(g)—0.1%
Call Options—0.1%
Euro Stoxx 50 Index, strike price $3,150.00, expires 6/20/14 (cost—$21,774)		20	24,092

Total Investments, before options written (cost—$20,067,047) (c)—99.2%			20,554,521

Options Written (f)(g)—(0.1)%
Call Options—(0.1)%
Apple, Inc., strike price $550.00, expires 12/21/13		4	(6,470)
General Electric Co., strike price $28.00, expires 1/18/14		90	(1,710)
Microsoft Corp., strike price $37.00, expires 1/18/14		60	(11,580)
Muenchener Rueckversich- erungs, strike price $160.00, expires 12/20/13		10	(4,260)
Pfizer, Inc., strike price $32.00, expires 12/21/13		70	(1,890)

116	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

	Contracts	Value
SAP AG, strike price $60.00, expires 1/17/14	10	$(2,609)

Total Options Written (premiums received—$16,203)		(28,519)

Total Investments, net of options written (cost—$20,050,844)—99.1%		20,526,002

Other assets less other liabilities—0.9%		196,388

Net Assets—100.0%		$20,722,390

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $1,260,196, representing 6.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities with an aggregate value of $4,159,556, representing 20.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(f) Non-income producing.

(g) Exchange traded-Chicago Board Options Exchange.

Glossary:

BRL—Brazilian Real

€—Euro

IDR—Indonesian Rupiah

MXN—Mexican Peso

PLN—Polish Zloty

TRY—Turkish Lira

ZAR—South African Rand

The industry classification of portfolio holdings and other assets less other liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	26.1%
Banking	16.7%
Supranational Bank	9.9%
Pharmaceuticals	6.5%
Diversified Telecommunication Services	5.1%
Software	5.1%
Oil, Gas & Consumable Fuels	4.4%
Chemicals	3.1%
Telecommunications	2.8%
Diversified Financial Services	2.3%
Semiconductors & Semiconductor Equipment	2.2%
Computers & Peripherals	1.3%
Auto Manufacturers	1.2%
Food Products	1.2%
Industrial Conglomerates	1.2%
Household Products	1.1%
Food & Staples Retailing	1.1%
Insurance	1.0%
Electric Utilities	1.0%
Multi-Utilities	1.0%
Oil & Gas	1.0%
Communications Equipment	1.0%
Metals & Mining	0.5%
Automobiles	0.4%
Repurchase Agreements	1.9%
Options Purchased	0.1%
Options Written	(0.1)%
Other assets less other liabilities	0.9%

100.0%

AllianzGI Global Managed Volatility Fund

	Shares	Value
Common Stock—99.2%
Australia—0.5%
Sonic Healthcare Ltd.	3,338	$50,386
WorleyParsons Ltd.	1,793	26,627

		77,013

Canada—12.8%
BCE, Inc.	11,380	502,303
Bell Aliant, Inc.	3,945	100,319
Boardwalk Real Estate Investment Trust REIT	638	35,516
Canadian Apartment Properties REIT	2,735	52,767
Cineplex, Inc.	1,054	42,396
Dollarama, Inc.	2,048	165,182
Dundee Real Estate Investment Trust, Class A REIT	1,340	35,311
Fairfax Financial Holdings Ltd.	393	152,684
Intact Financial Corp.	2,950	186,459
Manitoba Telecom Services, Inc.	3,060	83,747
Metro, Inc.	630	36,713
Shoppers Drug Mart Corp.	3,175	174,325
TELUS Corp.	6,549	231,500
Transcontinental, Inc., Class A	3,368	53,505

		1,852,727

China—4.6%
Bank of Communications Co., Ltd., Class H	92,000	68,653
China Citic Bank Corp. Ltd., Class H	74,000	43,206
China Mobile Ltd.	6,200	67,088
China Oilfield Services Ltd., Class H	22,000	66,265
Datang International Power Generation Co., Ltd., Class H	170,000	74,970
Huaneng Power International, Inc., Class H	58,000	55,484
PetroChina Co., Ltd., Class H	250,000	296,578

		672,244

France—0.6%
Metropole Television S.A.	1,889	41,210
UBISOFT Entertainment (b)	3,327	43,701

		84,911

Hong Kong—4.7%
Cheung Kong Infrastructure Holdings Ltd.	6,000	39,408
CLP Holdings Ltd.	35,600	291,703
Esprit Holdings Ltd.	36,300	75,455
Jardine Matheson Holdings Ltd.	2,000	101,016
Power Assets Holdings Ltd.	16,700	135,624
Yue Yuen Industrial Holdings Ltd.	14,500	44,928

		688,134

Israel—3.2%
Israel Chemicals Ltd.	11,304	96,239
Mizrahi Tefahot Bank Ltd.	3,992	50,504
Teva Pharmaceutical Industries Ltd.	7,681	313,255

		459,998

Japan—8.0%
ABC-Mart, Inc.	1,900	86,675
Ajinomoto Co., Inc.	5,000	71,331
ANA Holdings, Inc.	50,000	101,089
Benesse Holdings, Inc.	1,500	57,699
Capcom Co., Ltd.	1,900	36,767
FamilyMart Co., Ltd.	1,900	86,911
Gree, Inc.	4,500	41,071

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	117

Schedule of Investments

November 30, 2013

	Shares	Value
HIS Co., Ltd.	800	$43,375
ITOCHU Corp.	4,300	54,323
Japan Airlines Co., Ltd.	1,100	56,014
NTT DoCoMo, Inc.	10,100	162,266
Oriental Land Co., Ltd.	1,300	191,623
Osaka Gas Co., Ltd.	23,000	93,059
West Japan Railway Co.	1,700	74,416

		1,156,619

Norway—0.4%
Telenor ASA	2,301	55,218

Singapore—4.1%
CapitaMall Trust REIT	44,000	68,162
ComfortDelGro Corp. Ltd.	61,000	95,467
Hutchison Port Holdings Trust UNIT	80,000	54,394
Singapore Airlines Ltd.	22,000	184,526
Singapore Post Ltd.	87,000	88,712
Singapore Press Holdings Ltd.	21,000	71,254
StarHub Ltd.	12,000	40,649

		603,164

Switzerland—1.9%
Galenica AG	67	66,448
Nestle S.A.	830	60,548
Novartis AG	1,120	88,547
Sonova Holding AG (b)	404	56,273

		271,816

United Kingdom—2.3%
AstraZeneca PLC	778	44,612
BP PLC	18,518	145,631
G4S PLC	8,893	37,991
Smith & Nephew PLC	8,215	109,466

		337,700

United States—56.1%
Alleghany Corp. (b)	200	78,820
AutoZone, Inc. (b)	1,100	507,760
Campbell Soup Co.	2,800	108,444
Capitol Federal Financial, Inc.	14,500	174,870
Cardinal Health, Inc.	1,900	122,740
Chimera Investment Corp. REIT	21,100	62,245
Clorox Co.	3,400	316,778
Consolidated Edison, Inc.	3,100	171,151
CR Bard, Inc.	1,100	152,768
Dollar General Corp. (b)	1,100	62,634
Dollar Tree, Inc. (b)	1,100	61,215
Duke Energy Corp.	7,066	494,337
Endo Health Solutions, Inc. (b)	2,700	181,413
Exelon Corp.	4,000	107,640
General Mills, Inc.	8,200	413,526
HCA Holdings, Inc.	1,300	60,346
Henry Schein, Inc. (b)	1,500	171,000
Hill-Rom Holdings, Inc.	1,100	45,551
Humana, Inc.	2,500	259,975
Integra LifeSciences Holdings Corp. (b)	1,400	65,030
Intuitive Surgical, Inc. (b)	300	113,070
Kellogg Co.	2,700	163,728
Kimberly-Clark Corp.	800	87,328
Kohl’s Corp.	600	33,168
Laboratory Corp. of America Holdings (b)	4,400	448,140
Lorillard, Inc.	1,900	97,527
McDonald’s Corp.	1,700	165,529
MEDNAX, Inc. (b)	2,600	288,080
Morningstar, Inc.	500	41,705
Murphy Oil Corp.	600	38,958
O’Reilly Automotive, Inc. (b)	600	74,976
Omnicare, Inc.	1,900	108,832
Patterson Cos., Inc.	2,500	103,725
PepsiCo, Inc.	6,600	557,436
Polaris Industries, Inc.	300	40,041
PPL Corp.	5,400	165,834

	Shares	Value
Procter & Gamble Co.	1,400	$117,908
Quest Diagnostics, Inc.	3,500	213,290
RenaissanceRe Holdings Ltd.	1,600	151,520
Southern Co.	11,100	450,993
Target Corp.	2,700	172,611
Techne Corp.	900	76,986
Total System Services, Inc.	1,300	40,365
Validus Holdings Ltd.	3,800	152,190
VeriSign, Inc. (b)	1,100	62,546
Wal-Mart Stores, Inc.	6,000	486,060
Waste Connections, Inc.	1,800	79,092

		8,149,881

Total Investments (cost—$13,010,923) (a)—99.2%		14,409,425

Other assets less liabilities—0.8%		117,776

Net Assets—100.0%		$14,527,201

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $4,324,536, representing 29.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Health Care Providers & Services	12.6%
Electric Utilities	11.5%
Diversified Telecommunication Services	6.8%
Food Products	5.7%
Food & Staples Retailing	5.4%
Specialty Retail	5.1%
Insurance	4.8%
Pharmaceuticals	4.8%
Health Care Equipment & Supplies	3.9%
Beverages	3.8%
Household Products	3.6%
Multi-line Retail	3.3%
Oil, Gas & Consumable Fuels	3.3%
Hotels, Restaurants & Leisure	2.7%
Airlines	2.4%
Wireless Telecommunication Services	1.9%
Real Estate Investment Trust	1.7%
Media	1.4%
Thrifts & Mortgage Finance	1.2%
Multi-Utilities	1.2%
Commercial Services & Supplies	1.2%
Road & Rail	1.1%
Commercial Banks	1.1%
Independent Power Producers & Energy Traders	0.9%
Internet Software & Services	0.7%
Industrial Conglomerates	0.7%
Tobacco	0.7%
Chemicals	0.7%
Gas Utilities	0.6%
Energy Equipment & Services	0.6%
Air Freight & Logistics	0.6%
Software	0.6%
Life Sciences Tools & Services	0.5%
Diversified Consumer Services	0.4%
Transportation Infrastructure	0.4%
Trading Companies & Distributors	0.4%
Textiles, Apparel & Luxury Goods	0.3%
IT Services	0.3%
Leisure Equipment & Products	0.3%
Other assets less liabilities	0.8%

100.0%

118	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

AllianzGI Global Water Fund

	Shares	Value
Common Stock—93.8%
Austria—4.8%
Andritz AG	186,747	$11,842,675

Brazil—3.1%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	714,938	7,614,090

Chile—0.6%
Aguas Andinas S.A., Class A	2,188,383	1,417,493

China—4.5%
China Everbright International Ltd. (c)	3,042,000	3,393,922
Guangdong Investment Ltd.	8,076,000	7,488,444

		10,882,366

France—5.0%
Suez Environnement Co.	473,985	8,138,816
Veolia Environnement S.A.	258,397	4,182,231

		12,321,047

Hong Kong—1.6%
Beijing Enterprises Water Group Ltd.	6,700,000	3,755,998
Integrated Waste Solutions Group Holdings Ltd. (b)(d)	944,000	41,766

		3,797,764

Japan—2.9%
Daiseki Co., Ltd.	86,900	1,636,596
Ebara Corp.	897,000	5,507,828

		7,144,424

Korea (Republic of)—1.0%
Coway Co., Ltd.	40,000	2,500,670

Netherlands—4.2%
Arcadis NV	300,043	10,233,237

Sweden—4.1%
Alfa Laval AB	425,855	10,082,235

Switzerland—15.2%
Belimo Holding AG	1,510	3,989,905
Geberit AG	30,128	8,842,222
Pentair Ltd.	187,010	13,225,347
Sulzer AG	71,060	11,035,213

		37,092,687

United Kingdom—15.5%
Halma PLC	522,405	5,008,920
Intertek Group PLC	40,000	1,985,578
Pennon Group PLC	300,731	3,169,733
Rotork PLC	91,288	4,234,897
Severn Trent PLC	371,149	10,712,821
Spectris PLC (c)	91,719	3,645,186
United Utilities Group PLC	840,316	9,045,043

		37,802,178

United States—31.3%
American Water Works Co., Inc.	305,238	12,926,829
AMETEK, Inc.	39,933	1,965,502
Aqua America, Inc.	314,518	7,570,448
Danaher Corp.	173,862	13,004,878
Dover Corp.	22,235	2,017,604
Flowserve Corp.	34,148	2,437,484
Franklin Electric Co., Inc.	142,186	6,327,277
IDEX Corp.	158,550	11,309,371
Lindsay Corp.	25,989	1,985,300
Roper Industries, Inc.	12,315	1,597,256

	Shares	Value
Watts Water Technologies, Inc., Class A	83,551	$5,023,086
Xylem, Inc.	302,820	10,465,459

		76,630,494

Total Common Stock (cost—$187,053,064)		229,361,360

	Principal Amount (000s)
Repurchase Agreements—5.8%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $14,260,000; collateralized by Freddie Mac, 6.25%, due 7/15/32, valued at $14,551,144 including accrued interest
(cost—$14,260,000)	$14,260	14,260,000

Total Investments (cost—$201,313,064) (a)—99.6%		243,621,360

Other assets less liabilities—0.4%		898,222

Net Assets—100.0%		$244,519,582

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $116,209,028, representing 47.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $41,766, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	36.3%
Water Utilities	26.2%
Industrial Conglomerates	5.3%
Building Products	5.3%
Multi-Utilities	5.0%
Construction & Engineering	4.2%
Electrical Equipment	4.0%
Electronic Equipment, Instruments & Components	3.6%
Commercial Services & Supplies	2.1%
Household Durables	1.0%
Professional Services	0.8%
Repurchase Agreements	5.8%
Other assets less liabilities	0.4%

100.0%

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—95.5%
Advertising—0.5%
Affinion Group, Inc.,
11.50%, 10/15/15	$2,395	$2,478,825

Aerospace & Defense—2.0%
AAR Corp.,
7.25%, 1/15/22	4,665	4,968,225
Erickson Air-Crane, Inc. (a)(b),
8.25%, 5/1/20	2,441	2,498,974
TransDigm, Inc.,
7.75%, 12/15/18	1,620	1,749,600

		9,216,799

Apparel & Textiles—0.9%
Quiksilver, Inc.,
7.875%, 8/1/18 (a)(b)	2,915	3,155,488
10.00%, 8/1/20	1,000	1,115,000

		4,270,488

Auto Components—4.5%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	1,665	1,769,063
7.75%, 11/15/19	1,980	2,257,200
Chassix, Inc. (a)(b),
9.25%, 8/1/18	3,440	3,698,000
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	3,435	3,452,175
Cooper-Standard Automotive, Inc.,
8.50%, 5/1/18	4,655	4,998,306
Goodyear Tire & Rubber Co.,
8.25%, 8/15/20	4,030	4,553,900

		20,728,644

Auto Manufacturers—2.6%
Chrysler Group LLC,
8.25%, 6/15/21	3,305	3,775,962
Jaguar Land Rover Automotive PLC (a)(b),
7.75%, 5/15/18	4,310	4,676,350
Navistar International Corp.,
8.25%, 11/1/21	3,245	3,350,463

		11,802,775

Banking—1.1%
Ally Financial, Inc.,
8.00%, 3/15/20	2,940	3,542,700
8.30%, 2/12/15	1,250	1,353,125

		4,895,825

Building Materials—0.8%
Louisiana-Pacific Corp.,
7.50%, 6/1/20	3,540	3,929,400

Chemicals—0.8%
Omnova Solutions, Inc.,
7.875%, 11/1/18	3,270	3,531,600

Coal—0.6%
Arch Coal, Inc.,
9.875%, 6/15/19	3,415	2,953,975

Commercial Services—10.5%
Avis Budget Car Rental LLC,
9.75%, 3/15/20	500	587,500
Cardtronics, Inc.,
8.25%, 9/1/18	2,690	2,905,200
Cenveo Corp.,
11.50%, 5/15/17	3,610	3,600,975
Deluxe Corp.,
7.00%, 3/15/19	1,650	1,777,875
Envision Healthcare Corp.,
8.125%, 6/1/19	3,206	3,490,532

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	119

Schedule of Investments

November 30, 2013

	Principal Amount (000s)	Value
ExamWorks Group, Inc.,
9.00%, 7/15/19	$3,695	$4,046,025
H&E Equipment Services, Inc.,
7.00%, 9/1/22	3,380	3,709,550
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	265	266,822
9.75%, 8/1/18 (a)(b)	2,550	2,795,437
Hertz Corp.,
6.75%, 4/15/19	2,105	2,278,663
Interactive Data Corp.,
10.25%, 8/1/18	5,120	5,644,800
Monitronics International, Inc.,
9.125%, 4/1/20	2,430	2,575,800
9.125%, 4/1/20 (a)(b)	2,500	2,650,000
RR Donnelley & Sons Co.,
7.00%, 2/15/22	3,470	3,695,550
United Rentals North America, Inc.,
8.25%, 2/1/21	3,980	4,547,150
8.375%, 9/15/20	3,610	4,043,200

		48,615,079

Computers—1.5%
j2 Global, Inc.,
8.00%, 8/1/20	4,395	4,757,587
Unisys Corp.,
6.25%, 8/15/17	2,150	2,327,375

		7,084,962

Distribution/Wholesale—0.7%
HD Supply, Inc.,
11.00%, 4/15/20	2,620	3,124,350

Diversified Financial Services—7.8%
Aircastle Ltd.,
9.75%, 8/1/18	2,910	3,208,275
Community Choice Financial, Inc.,
10.75%, 5/1/19	3,275	2,865,625
International Lease Finance Corp.,
8.25%, 12/15/20	3,480	4,141,200
8.75%, 3/15/17	3,550	4,193,437
National Money Mart Co.,
10.375%, 12/15/16	2,599	2,702,960
Nationstar Mortgage LLC,
7.875%, 10/1/20	2,265	2,361,263
9.625%, 5/1/19	2,640	2,983,200
SLM Corp.,
8.45%, 6/15/18	3,750	4,382,812
Springleaf Finance Corp.,
6.90%, 12/15/17	4,985	5,408,725
8.25%, 10/1/23 (a)(b)	3,585	3,871,800

		36,119,297

Electrical Equipment—0.8%
WireCo WorldGroup, Inc.,
9.50%, 5/15/17	3,445	3,565,575

Electronics—2.0%
Kemet Corp.,
10.50%, 5/1/18	5,419	5,297,072
Viasystems, Inc. (a)(b),
7.875%, 5/1/19	3,550	3,878,375

		9,175,447

Engineering & Construction—0.5%
Dycom Investments, Inc.,
7.125%, 1/15/21	2,175	2,321,813

Entertainment—1.1%
AMC Entertainment, Inc.,
9.75%, 12/1/20	4,400	5,049,000

Food & Beverage—0.9%
SUPERVALU, Inc.,
8.00%, 5/1/16	3,850	4,297,563

	Principal Amount (000s)	Value
Healthcare-Products—0.9%
Kinetic Concepts, Inc.,
10.50%, 11/1/18	$3,695	$4,240,013

Healthcare-Services—3.0%
Community Health Systems, Inc.,
7.125%, 7/15/20	2,500	2,590,625
8.00%, 11/15/19	3,495	3,818,287
Kindred Healthcare, Inc.,
8.25%, 6/1/19	1,370	1,469,325
Tenet Healthcare Corp.,
8.125%, 4/1/22	5,440	5,916,000

		13,794,237

Home Builders—3.1%
Beazer Homes USA, Inc.,
7.25%, 2/1/23	2,000	1,970,000
9.125%, 5/15/19	2,280	2,456,700
Brookfield Residential Properties, Inc. (a)(b),
6.50%, 12/15/20	2,695	2,823,012
KB Home,
8.00%, 3/15/20	2,610	2,890,575
Standard Pacific Corp.,
8.375%, 5/15/18	3,115	3,644,550
William Lyon Homes, Inc.,
8.50%, 11/15/20	680	734,400

		14,519,237

Household Products/Wares—1.8%
ACCO Brands Corp.,
6.75%, 4/30/20	1,500	1,501,875
Jarden Corp.,
7.50%, 5/1/17	930	1,081,125
Reynolds Group Issuer, Inc.,
7.125%, 4/15/19	2,000	2,150,000
9.875%, 8/15/19	3,115	3,473,225

		8,206,225

Internet—1.3%
Mood Media Corp. (a)(b),
9.25%, 10/15/20	3,120	2,831,400
Zayo Group LLC,
8.125%, 1/1/20	3,005	3,328,038

		6,159,438

Iron/Steel—1.4%
AK Steel Corp.,
8.375%, 4/1/22	1,800	1,710,000
8.75%, 12/1/18	895	995,687
ArcelorMittal,
10.35%, 6/1/19	2,980	3,777,150

		6,482,837

Lodging—3.1%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/1/17	2,745	2,799,900
12.75%, 4/15/18	2,495	1,403,437
MGM Resorts International,
11.375%, 3/1/18	4,550	5,835,375
Wynn Las Vegas LLC,
7.75%, 8/15/20	3,670	4,110,400

		14,149,112

Media—5.3%
Cablevision Systems Corp.,
8.625%, 9/15/17	2,960	3,433,600
Cambium Learning Group, Inc.,
9.75%, 2/15/17	1,045	987,525
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22	3,315	3,447,600
Gray Television, Inc. (a)(b),
7.50%, 10/1/20	1,230	1,300,725
McClatchy Co.,
9.00%, 12/15/22	3,650	3,978,500

	Principal Amount (000s)	Value
McGraw-Hill Global Education Holdings LLC (a)(b),
9.75%, 4/1/21	$3,745	$4,175,675
Media General, Inc.,
11.75%, 2/15/17	3,210	3,482,850
Nexstar Broadcasting, Inc.,
6.875%, 11/15/20	2,780	2,953,750
Sinclair Television Group, Inc. (a)(b),
6.375%, 11/1/21	940	970,550

		24,730,775

Mining—0.5%
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	2,735	2,399,963

Miscellaneous Manufacturing—0.9%
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,680	4,075,600

Oil & Gas—10.2%
BreitBurn Energy Partners L.P.,
7.875%, 4/15/22	1,555	1,597,763
8.625%, 10/15/20	2,745	2,950,875
Carrizo Oil & Gas, Inc.,
8.625%, 10/15/18	4,115	4,490,494
Chesapeake Energy Corp.,
6.625%, 8/15/20	3,205	3,605,625
Concho Resources, Inc.,
7.00%, 1/15/21	3,100	3,421,625
CVR Refining LLC,
6.50%, 11/1/22	3,045	3,029,775
Endeavour International Corp.,
12.00%, 3/1/18	3,270	3,417,150
Energy XXI Gulf Coast, Inc.,
9.25%, 12/15/17	2,990	3,348,800
EP Energy LLC,
9.375%, 5/1/20	3,325	3,840,375
Hercules Offshore, Inc. (a)(b),
8.75%, 7/15/21	2,790	3,096,900
Laredo Petroleum, Inc.,
7.375%, 5/1/22	2,810	3,055,875
Northern Oil and Gas, Inc.,
8.00%, 6/1/20	3,695	3,888,987
Pioneer Energy Services Corp.,
9.875%, 3/15/18	1,080	1,161,000
United Refining Co.,
10.50%, 2/28/18	1,664	1,872,000
Vanguard Natural Resources LLC,
7.875%, 4/1/20	4,025	4,206,125

		46,983,369

Pharmaceuticals—0.7%
Endo Health Solutions, Inc.,
7.00%, 12/15/20	2,855	3,090,538

Pipelines—0.1%
Tesoro Logistics L.P.,
6.125%, 10/15/21	350	363,125

Real Estate Investment Trust—0.9%
iStar Financial, Inc.,
7.125%, 2/15/18	3,580	3,955,900

Retail—5.5%
Brown Shoe Co., Inc.,
7.125%, 5/15/19	3,530	3,759,450
Claire’s Stores, Inc. (a)(b),
9.00%, 3/15/19	3,110	3,494,863
DineEquity, Inc.,
9.50%, 10/30/18	4,600	5,129,000
Fifth & Pacific Cos., Inc.,
10.50%, 4/15/19	3,840	4,176,000
Neiman Marcus Group LTD, Inc. (a)(b),
8.00%, 10/15/21	1,530	1,579,725
Sonic Automotive, Inc.,
7.00%, 7/15/22	3,265	3,550,687

120	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

	Principal Amount (000s)	Value
Toys R Us, Inc.,
10.375%, 8/15/17	$3,750	$3,562,500

		25,252,225

Semiconductors—2.3%
Advanced Micro Devices, Inc.,
8.125%, 12/15/17	3,195	3,346,762
Freescale Semiconductor, Inc. (a)(b),
6.00%, 1/15/22	1,350	1,366,875
9.25%, 4/15/18	1,758	1,905,233
SunEdison, Inc.,
7.75%, 4/1/19	3,770	3,958,500

		10,577,370

Software—1.8%
Activision Blizzard, Inc. (a)(b),
6.125%, 9/15/23	2,880	3,024,000
First Data Corp.,
10.625%, 6/15/21 (a)(b)	3,305	3,585,925
12.625%, 1/15/21	1,640	1,931,100

		8,541,025

Telecommunications—11.8%
Cincinnati Bell, Inc.,
8.75%, 3/15/18	4,340	4,605,825
Clearwire Communications LLC (a)(b),
12.00%, 12/1/15	2,500	2,579,687
Consolidated Communications Finance Co.,
10.875%, 6/1/20	3,000	3,480,000
Cricket Communications, Inc.,
7.75%, 10/15/20	3,620	4,163,000
EarthLink, Inc.,
7.375%, 6/1/20	3,390	3,406,950
8.875%, 5/15/19	3,477	3,442,230
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	3,260	3,610,450
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	3,695	4,013,694
Level 3 Financing, Inc.,
8.625%, 7/15/20	3,965	4,460,625
MetroPCS Wireless, Inc.,
6.625%, 11/15/20	1,250	1,328,125
NII Capital Corp.,
8.875%, 12/15/19	3,260	1,385,500
NII International Telecom SCA (a)(b),
7.875%, 8/15/19	1,040	754,000
11.375%, 8/15/19	2,000	1,610,000
Sprint Communications, Inc.,
6.00%, 11/15/22	1,235	1,231,913
8.375%, 8/15/17	1,000	1,165,000
11.50%, 11/15/21	4,085	5,371,775
T-Mobile USA, Inc.,
6.836%, 4/28/23	1,935	2,019,656
West Corp.,
7.875%, 1/15/19	3,840	4,171,200
Windstream Corp.,
7.50%, 6/1/22	1,500	1,561,875

		54,361,505

Transportation—1.3%
Quality Distribution LLC,
9.875%, 11/1/18	2,035	2,263,937
Swift Services Holdings, Inc.,
10.00%, 11/15/18	3,505	3,921,219

		6,185,156

Total Corporate Bonds & Notes (cost—$426,025,390)		441,229,067

	Principal Amount (000s)	Value
Repurchase Agreements—2.6%
State Street Bank and Trust Co.,dated 11/29/13, zero coupon, due 12/2/13, proceeds $12,077,000; collateralized by Freddie Mac, 2.23%, due 1/10/23, valued at $12,322,825 including accrued interest
(cost—$12,077,000)	$12,077	$12,077,000

Total Investments (cost—$438,102,390)—98.1%		453,306,067

Other assets less liabilities—1.9%		8,744,536

Net Assets—100.0%		$462,050,603

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $62,322,994, representing 13.5% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

AllianzGI International Small-Cap Fund

	Shares	Value
Common Stock—98.2%
Australia—0.6%
BlueScope Steel Ltd. (e)	130,700	$646,279
Vocation Ltd. (c)	20,875	35,913

		682,192

Austria—1.5%
Schoeller-Bleckmann Oilfield Equipment AG	16,383	1,721,478

China—3.3%
China Everbright International Ltd. (d)	1,229,000	1,371,180
China Machinery Engineering Corp., Class H	1,059,000	813,221
SPT Energy Group, Inc.	690,000	474,679
Sunny Optical Technology Group Co., Ltd.	600,000	565,124
Tiangong International Co., Ltd. (d)	1,590,000	411,665

		3,635,869

Denmark—6.9%
Jyske Bank A/S (e)	40,064	2,164,377
Pandora A/S	37,289	1,931,907
SimCorp A/S (d)	66,392	2,325,489
Topdanmark A/S (e)	48,105	1,271,611

		7,693,384

Finland—2.0%
Vacon PLC (d)	28,283	2,220,157

France—3.6%
Sartorius Stedim Biotech	15,200	2,388,609
Virbac S.A.	7,961	1,564,198

		3,952,807

Germany—4.3%
Aareal Bank AG (d)(e)	43,041	1,576,887
MTU Aero Engines Holding AG	14,878	1,395,999
Wirecard AG	48,176	1,799,026

		4,771,912

Hong Kong—3.3%
Emperor International Holdings	2,156,000	624,659
Future Bright Holdings Ltd.	1,120,000	533,947
Ju Teng International Holdings Ltd. (d)	1,648,000	1,103,899
Techtronic Industries Co.	201,500	537,631
Xinyi Glass Holdings Ltd.	788,000	832,631

		3,632,767

Ireland—2.5%
Glanbia PLC	103,258	1,502,689
Paddy Power PLC	16,988	1,308,537

		2,811,226

Italy—5.1%
De’Longhi SpA	103,558	1,804,296
Mediolanum SpA	182,835	1,622,408
Yoox SpA (e)	53,122	2,245,402

		5,672,106

Japan—26.2%
Aica Kogyo Co., Ltd.	82,200	1,697,325
Anritsu Corp.	43,700	520,783
COOKPAD, Inc.	27,200	884,704
Don Quijote Co., Ltd.	26,500	1,623,187
Inaba Denki Sangyo Co., Ltd.	28,200	848,837
Internet Initiative Japan, Inc.	32,000	945,830
Jafco Co., Ltd.	21,800	1,216,145

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	121

Schedule of Investments

November 30, 2013

	Shares	Value
Japan Airport Terminal Co., Ltd.	70,100	$1,569,245
Kakaku.com, Inc.	42,200	773,465
Kusuri No Aoki Co., Ltd.	11,700	603,516
KYB Co., Ltd.	216,000	1,308,392
Nichiha Corp.	102,600	1,549,909
Paramount Bed Holdings Co., Ltd.	45,800	1,540,740
Rohto Pharmaceutical Co., Ltd.	70,000	1,114,840
Ship Healthcare Holdings, Inc.	34,500	1,473,984
Suruga Bank Ltd.	89,000	1,484,993
Tadano Ltd.	58,000	772,996
Taiheiyo Cement Corp.	262,000	1,060,527
Takuma Co., Ltd.	82,000	726,644
Tamron Co., Ltd.	43,200	917,514
THK Co., Ltd.	52,000	1,264,437
Tokyo Tatemono Co., Ltd.	169,000	1,673,472
Toshiba Plant Systems & Services Corp.	87,000	1,323,617
TS Tech Co., Ltd.	40,500	1,422,745
UT Holdings Co., Ltd.	156,300	779,655

		29,097,502

Korea (Republic of)—1.0%
Duksan Hi-Metal Co., Ltd. (e)	32,021	677,403
Hyundai Department Store Co., Ltd.	2,780	433,272

		1,110,675

Netherlands—1.2%
Unit 4 NV (d)	26,000	1,347,794

New Zealand—0.5%
Metlifecare Ltd.	147,000	516,687

Norway—3.1%
Schibsted ASA	34,348	2,215,727
Storebrand ASA (e)	194,534	1,196,931

		3,412,658

Philippines—0.4%
Century Properties Group, Inc.	6,352,000	236,043
Global-Estate Resorts, Inc. (e)	6,222,000	194,063

		430,106

Singapore—0.4%
Courts Asia Ltd.	964,000	491,125

Spain—3.1%
Gamesa Corp. Tecnologica S.A. (e)	178,753	1,760,719
Melia Hotels International S.A.	142,799	1,719,864

		3,480,583

Sweden—5.8%
Axis Communications AB	50,886	1,908,414
Betsson AB (e)	60,117	1,830,372
Trelleborg AB, Class B (d)	75,172	1,458,571
Wallenstam AB, Class B	90,694	1,268,184

		6,465,541

Switzerland—4.1%
Burckhardt Compression Holding AG (d)	3,852	1,593,121
GAM Holding AG (e)	68,052	1,247,185
Georg Fischer AG (e)	2,566	1,766,193

		4,606,499

Taiwan—1.9%
Chipbond Technology Corp.	284,000	594,633
GeoVision, Inc.	107,000	702,237
Hermes Microvision, Inc.	20,000	622,854
Hermes Microvision, Inc. GDR (a)(e)	4,830	150,285

		2,070,009

	Shares	Value
United Kingdom—17.4%
Aveva Group PLC (d)	32,185	$1,174,443
Barratt Developments PLC (e)	297,345	1,598,307
Elementis PLC	244,308	1,034,888
Hikma Pharmaceuticals PLC	102,803	2,025,709
IG Group Holdings PLC	171,758	1,641,761
Michael Page International PLC	275,597	2,138,629
Restaurant Group PLC	224,731	2,119,029
Rotork PLC	42,641	1,978,138
Senior PLC	184,484	874,662
Spectris PLC (d)	25,827	1,026,442
Spirax-Sarco Engineering PLC (d)	48,347	2,314,457
Victrex PLC	52,173	1,380,493

		19,306,958

Total Common Stock (cost—$84,823,805)		109,130,035

	Principal Amount (000s)
Repurchase Agreements—1.4%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $1,570,000; collateralized by Freddie Mac, 2.23%, due 1/10/23, valued at $1,602,706 including accrued interest
(cost—$1,570,000)	$1,570	1,570,000

Total Investments (cost—$86,393,805) (b)—99.6%		110,700,035

Other assets less liabilities—0.4%		401,937

Net Assets—100.0%		$111,101,972

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $98,011,976, representing 88.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $35,913, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Affiliated security.

(e) Non-income producing.

Glossary:

GDR—Global Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	11.5%
Hotels, Restaurants & Leisure	6.8%
Software	4.4%
Pharmaceuticals	4.2%
Insurance	3.7%
Real Estate Management & Development	3.6%
Electrical Equipment	3.6%
Health Care Equipment & Supplies	3.6%
Household Durables	3.5%
Electronic Equipment, Instruments & Components	3.5%
Commercial Banks	3.3%
Auto Components	3.2%
Building Products	2.9%
Media	2.8%
Semiconductors & Semiconductor Equipment	2.6%
Capital Markets	2.2%
Chemicals	2.2%
Internet & Catalog Retail	2.0%
Energy Equipment & Services	1.9%
Professional Services	1.9%
Construction & Engineering	1.9%
Multi-line Retail	1.9%
Health Care Providers & Services	1.8%
Textiles, Apparel & Luxury Goods	1.7%
Communications Equipment	1.7%
IT Services	1.6%
Internet Software & Services	1.5%
Diversified Financial Services	1.5%
Thrifts & Mortgage Finance	1.4%
Transportation Infrastructure	1.4%
Food Products	1.3%
Aerospace & Defense	1.3%
Commercial Services & Supplies	1.3%
Construction Materials	1.0%
Metals & Mining	1.0%
Leisure Equipment & Products	0.8%
Trading Companies & Distributors	0.8%
Food & Staples Retailing	0.5%
Specialty Retail	0.4%
Repurchase Agreements	1.4%
Other assets less liabilities	0.4%

100.0%

122	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

AllianzGI Micro Cap Fund

	Shares	Value
Common Stock—97.1%
Aerospace & Defense—1.3%
Astronics Corp. (b)	6,000	$313,740
Kratos Defense & Security Solutions, Inc. (b)	39,200	262,248

		575,988

Air Freight & Logistics—0.8%
XPO Logistics, Inc. (b)	15,100	346,696

Auto Components—3.3%
Gentherm, Inc. (b)	18,200	439,712
Motorcar Parts of America, Inc. (b)	23,136	406,962
Stoneridge, Inc. (b)	23,800	307,258
Tower International, Inc. (b)	15,100	324,499

		1,478,431

Biotechnology—7.4%
Array BioPharma, Inc. (b)	31,700	181,324
Dyax Corp. (b)	25,100	213,350
Exact Sciences Corp. (b)	18,200	223,496
Insmed, Inc. (b)	11,200	181,440
Insys Therapeutics, Inc. (b)	11,800	520,380
Keryx Biopharmaceuticals, Inc. (b)	21,700	301,413
Ligand Pharmaceuticals, Inc., Class B (b)	11,000	612,480
Orexigen Therapeutics, Inc. (b)	30,800	210,364
Raptor Pharmaceutical Corp. (b)	13,200	183,348
Repligen Corp. (b)	32,900	443,163
Sangamo Biosciences, Inc. (b)	20,195	246,581

		3,317,339

Building Products—2.6%
Builders FirstSource, Inc. (b)	50,000	352,500
Patrick Industries, Inc. (b)	15,500	484,375
PGT, Inc. (b)	33,800	338,000

		1,174,875

Capital Markets—4.3%
Cowen Group, Inc., Class A (b)	89,600	361,984
HFF, Inc., Class A	18,500	473,970
ICG Group, Inc. (b)	24,300	417,717
Investment Technology Group, Inc. (b)	21,800	427,062
Medley Capital Corp.	18,249	261,508

		1,942,241

Commercial Banks—2.8%
Banner Corp.	10,800	469,368
Eagle Bancorp, Inc. (b)	12,630	411,865
First Merchants Corp.	18,500	392,015

		1,273,248

Commercial Services & Supplies—0.7%
Ceco Environmental Corp.	18,700	297,891

Communications Equipment—4.7%
CalAmp Corp. (b)	28,500	710,790
Calix, Inc. (b)	28,000	286,720
Extreme Networks, Inc. (b)	57,200	397,540
Mitel Networks Corp. (b)	34,400	295,840
ShoreTel, Inc. (b)	54,178	437,758

		2,128,648

Diversified Consumer Services—0.7%
Carriage Services, Inc.	16,400	307,828

Diversified Telecommunication Services—1.7%
8x8, Inc. (b)	42,600	443,892
inContact, Inc. (b)	42,800	321,000

		764,892

	Shares	Value
Electrical Equipment—1.5%
Coleman Cable, Inc.	13,900	$341,245
PowerSecure International, Inc. (b)	20,300	356,671

		697,916

Electronic Equipment, Instruments & Components—2.7%
Fabrinet (b)	17,700	350,460
Measurement Specialties, Inc. (b)	6,300	348,642
Methode Electronics, Inc.	18,600	538,098

		1,237,200

Energy Equipment & Services—0.9%
Matrix Service Co. (b)	18,300	406,260

Food Products—0.8%
Boulder Brands, Inc. (b)	23,900	365,909

Health Care Equipment & Supplies—7.7%
Anika Therapeutics, Inc. (b)	18,000	618,300
Antares Pharma, Inc. (b)	60,300	237,582
Cardiovascular Systems, Inc. (b)	13,800	458,160
Cynosure, Inc., Class A (b)	13,000	336,570
Spectranetics Corp. (b)	23,200	539,632
Staar Surgical Co. (b)	26,400	333,168
SurModics, Inc. (b)	12,800	308,736
TearLab Corp. (b)	23,200	217,384
Trinity Biotech PLC ADR	15,800	404,954

		3,454,486

Health Care Providers & Services—4.1%
AMN Healthcare Services, Inc. (b)	30,000	416,400
BioTelemetry, Inc. (b)	25,600	268,544
Capital Senior Living Corp. (b)	22,200	495,726
Five Star Quality Care, Inc. (b)	55,200	272,136
Providence Service Corp. (b)	14,700	403,074

		1,855,880

Health Care Technology—1.6%
HealthStream, Inc. (b)	10,400	349,856
Omnicell, Inc. (b)	15,900	385,575

		735,431

Hotels, Restaurants & Leisure—0.8%
AFC Enterprises, Inc. (b)	8,200	357,438

Household Durables—1.3%
Libbey, Inc. (b)	10,900	250,700
M/I Homes, Inc. (b)	14,400	316,368

		567,068

Insurance—3.3%
eHealth, Inc. (b)	12,100	548,251
HCI Group, Inc.	11,700	582,543
Stewart Information Services Corp.	10,800	344,088

		1,474,882

Internet Software & Services—6.5%
Blucora, Inc. (b)	13,100	380,948
Brightcove, Inc. (b)	31,800	452,514
eGain Corp. (b)	19,500	224,445
Internap Network Services Corp. (b)	39,400	302,986
IntraLinks Holdings, Inc. (b)	33,200	362,212
Points International Ltd. (b)	13,000	339,430
SPS Commerce, Inc. (b)	4,900	322,273
support.com, Inc. (b)	49,500	198,000
Zix Corp. (b)	74,100	343,083

		2,925,891

IT Services—1.2%
Virtusa Corp. (b)	15,300	539,937

	Shares	Value
Leisure Equipment & Products—1.3%
Arctic Cat, Inc.	5,600	$315,112
Nautilus, Inc. (b)	36,500	276,305

		591,417

Life Sciences Tools & Services—1.8%
Albany Molecular Research, Inc. (b)	28,900	349,112
Cambrex Corp. (b)	22,800	444,600

		793,712

Machinery—1.2%
Manitex International, Inc. (b)	22,700	302,364
Wabash National Corp. (b)	19,700	239,158

		541,522

Media—3.3%
Carmike Cinemas, Inc. (b)	18,700	447,678
Entravision Communications Corp., Class A	55,400	366,194
MDC Partners, Inc., Class A	18,150	413,094
ReachLocal, Inc. (b)	19,100	241,615

		1,468,581

Oil, Gas & Consumable Fuels—4.1%
Emerald Oil, Inc. (b)	35,700	259,182
Gastar Exploration Ltd. (b)	73,100	430,559
Penn Virginia Corp. (b)	43,600	467,828
StealthGas, Inc. (b)	30,500	374,540
Synergy Resources Corp. (b)	35,600	336,064

		1,868,173

Paper & Forest Products—0.8%
Neenah Paper, Inc. (a)	8,200	344,318

Pharmaceuticals—4.1%
AcelRx Pharmaceuticals, Inc. (b)	16,800	164,304
AVANIR Pharmaceuticals, Inc., Class A (b)	48,000	213,120
Depomed, Inc. (b)	39,900	351,918
Endocyte, Inc. (b)	12,700	146,558
Horizon Pharma, Inc. (b)	63,583	459,069
Lannett Co., Inc. (b)	13,500	398,790
Repros Therapeutics, Inc. (b)	7,500	128,625

		1,862,384

Professional Services—2.3%
Barrett Business Services, Inc.	7,900	667,708
GP Strategies Corp. (b)	11,800	351,994

		1,019,702

Road & Rail—3.8%
Arkansas Best Corp.	13,700	445,798
Celadon Group, Inc.	13,300	277,039
Roadrunner Transportation Systems, Inc. (b)	12,300	336,774
Saia, Inc. (b)	18,400	639,032

		1,698,643

Semiconductors & Semiconductor Equipment—3.5%
Ambarella, Inc. (b)	15,600	386,880
Exar Corp. (b)	27,400	335,650
FormFactor, Inc. (b)	45,800	248,236
PDF Solutions, Inc. (b)	27,100	628,720

		1,599,486

Software—3.3%
Actuate Corp. (b)	38,600	303,396
Callidus Software, Inc. (b)	21,056	229,932
Ellie Mae, Inc. (b)	6,600	186,120
PROS Holdings, Inc. (b)	11,484	442,593
Seachange International, Inc. (b)	20,600	305,704

		1,467,745

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	123

Schedule of Investments

November 30, 2013

	Shares	Value
Specialty Retail—1.0%
Christopher & Banks Corp. (b)	20,800	$130,416
Kirkland’s, Inc. (b)	12,800	327,936

		458,352

Thrifts & Mortgage Finance—1.8%
BofI Holding, Inc. (b)	6,200	508,152
Tree.com, Inc.	9,800	295,666

		803,818

Trading Companies & Distributors—2.1%
Aceto Corp.	25,000	538,250
H&E Equipment Services, Inc. (b)	14,500	413,685

		951,935

Total Common Stock (cost—$27,637,885)		43,696,163

	Principal Amount (000s)
Repurchase Agreements—2.8%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $1,242,000; collateralized by Freddie Mac, 2.23%, due 1/10/23, valued at $1,270,156 including accrued interest
(cost—$1,242,000)	$1,242	1,242,000

Total Investments (cost—$28,879,885)—99.9%		44,938,163

Other assets less liabilities—0.1%		31,436

Net Assets—100.0%		$44,969,599

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI Multi-Asset Real Return Fund

	Shares	Value
Mutual Funds (e)(f)—50.8%
AllianzGI Global Commodity Equity	83,903	$1,579,890
PIMCO CommodityRealReturn
Strategy	199,500	1,113,208

Total Mutual Funds (cost—$2,526,987)		2,693,098

Common Stock—26.5%
Australia—2.4%
CFS Retail Property Trust Group REIT	4,280	7,989
Dexus Property Group REIT	9,690	9,193
Federation Centres REIT	2,930	6,351
Goodman Group REIT	2,778	12,227
GPT Group REIT	3,240	10,544
Lend Lease Group	1,120	11,259
Mirvac Group REIT	5,641	8,720
Stockland REIT	3,686	12,910
Westfield Group REIT	3,419	32,331
Westfield Retail Trust REIT	5,032	13,955

		125,479

Austria—0.2%
IMMOFINANZ AG (g)	2,020	9,672

Canada—1.0%
Brookfield Asset Management, Inc., Class A	848	32,801
Brookfield Office Properties, Inc.	450	8,720
First Capital Realty, Inc.	157	2,592
H&R Real Estate Investment Trust REIT	220	4,408
RioCan REIT	320	7,421

		55,942

France—1.2%
Fonciere Des Regions REIT	60	5,100
Gecina S.A. REIT	50	6,561
ICADE REIT	60	5,495
Klepierre REIT	164	7,609
Unibail-Rodamco SE REIT	154	40,207

		64,972

Hong Kong—3.6%
Cheung Kong Holdings Ltd.	2,296	36,230
Hang Lung Properties Ltd.	3,871	12,961
Henderson Land Development Co., Ltd.	2,156	12,555
Hysan Development Co., Ltd.	1,450	6,750
Kerry Logistic (b)	526	550
Kerry Properties Ltd.	1,052	4,159
Link REIT	3,821	18,645
New World Development Co., Ltd.	7,830	10,553
Sino Land Co., Ltd.	5,271	7,198
Sun Hung Kai Properties Ltd.	2,610	33,450
Swire Pacific Ltd., Class A	1,100	13,266
Swire Properties Ltd.	1,993	5,331
Wharf Holdings Ltd.	2,649	21,957
Wheelock & Co., Ltd.	1,556	7,563

		191,168

Japan—3.9%
Aeon Mall Co., Ltd.	130	3,738
Daito Trust Construction Co., Ltd.	110	10,449
Daiwa House Industry Co., Ltd.	836	16,274
Hulic Co., Ltd.	325	5,724
Japan Prime Realty Investment Corp. REIT	1	3,347

	Shares	Value
Japan Real Estate Investment Corp. REIT	1	$10,542
Japan Retail Fund Investment Corp. REIT	3	5,912
Mitsubishi Estate Co., Ltd.	1,721	47,832
Mitsui Fudosan Co., Ltd.	1,156	39,315
Nippon Building Fund, Inc. REIT	1	11,740
Nomura Real Estate Holdings, Inc.	200	4,718
Nomura Real Estate Office Fund, Inc. REIT	1	4,737
NTT Urban Development Corp.	200	2,309
Sumitomo Realty & Development Co., Ltd.	490	23,278
Tokyo Tatemono Co., Ltd.	562	5,565
Tokyu Fudosan Holdings Corp. (g)	600	5,494
United Urban Investment Corp. REIT	4	5,729

		206,703

Netherlands—0.1%
Corio NV REIT	150	6,498

Singapore—1.2%
Ascendas Real Estate Investment Trust REIT	4,520	7,991
CapitaCommercial Trust REIT	3,940	4,655
CapitaLand Ltd.	4,675	11,280
CapitaMall Trust REIT	5,170	8,009
CapitaMalls Asia Ltd.	3,240	5,267
City Developments Ltd.	651	5,179
Global Logistic Properties Ltd.	4,700	11,031
Keppel Land Ltd.	1,600	4,481
UOL Group Ltd.	1,110	5,493

		63,386

Switzerland—0.2%
Swiss Prime Site AG (g)	110	8,414

United Kingdom—1.1%
British Land Co. PLC REIT	1,494	14,920
Hammerson PLC REIT	1,081	9,016
Intu Properties PLC REIT	1,220	6,409
Land Securities Group PLC REIT	1,241	19,332
Segro PLC REIT	1,150	6,288

		55,965

United States—11.6%
American Capital Agency Corp. REIT	750	15,285
American Tower Corp. REIT	672	52,262
Annaly Capital Management, Inc. REIT	1,723	17,506
AvalonBay Communities, Inc. REIT	195	23,119
Boston Properties, Inc. REIT	246	24,475
Brookfield Property Partners L.P.	70	1,393
Camden Property Trust REIT	131	7,588
CBRE Group, Inc., Class A (g)	429	10,399
Digital Realty Trust, Inc. REIT	210	9,920
Duke Realty Corp. REIT	519	7,878
Equity Residential REIT	539	27,780
Federal Realty Investment Trust REIT	107	11,077
General Growth Properties, Inc. REIT	747	15,500
HCP, Inc. REIT	760	27,945
Health Care REIT, Inc. REIT	463	25,923
Host Hotels & Resorts, Inc. REIT	1,111	20,454
Kimco Realty Corp. REIT	638	13,156
Liberty Property Trust REIT	250	8,098
Macerich Co. REIT	215	12,242
Plum Creek Timber Co., Inc. REIT	257	11,241
Prologis, Inc. REIT	807	30,610
Public Storage REIT	229	34,968
Rayonier, Inc. REIT	197	8,690
Realogy Holdings Corp. (g)	178	8,435
Realty Income Corp. REIT	300	11,433
Regency Centers Corp. REIT	142	6,651
Simon Property Group, Inc. REIT	506	75,824

124	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

	Shares	Value
SL Green Realty Corp. REIT	137	$12,394
UDR, Inc. REIT	379	8,819
Ventas, Inc. REIT	477	27,108
Vornado Realty Trust REIT	251	22,070
Weyerhaeuser Co. REIT	860	25,912

		616,155

Total Common Stock (cost—$1,408,112)		1,404,354

	Principal Amount (000s)
U.S. Treasury Obligations (c)—20.0%
U.S. Treasury Inflation Indexed Bonds,
2.125%, 2/15/40	$65	74,624
2.375%, 1/15/25	122	142,947
3.875%, 4/15/29	85	119,569
U.S. Treasury Inflation Indexed Notes,
0.625%, 7/15/21	216	223,542
2.375%, 1/15/17 (d)	450	498,594

Total U.S. Treasury Obligations (cost—$1,148,412)		1,059,276

	Shares
Exchange-Traded Funds—1.3%
Market Vectors Gold Miners	3,000	66,840
Schwab U.S. TIPS	100	5,369

Total Exchange-Traded Funds (cost—$91,320)		72,209

Total Investments (cost—$5,174,831) (a)—98.6%		5,228,937

Other assets less liabilities—1.4%		72,330

Net Assets—100.0%		$5,301,267

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $726,213, representing 13.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $550, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(d) All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(e) Affiliated fund.

(f) Institutional Class share.

(g) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

AllianzGI NFJ Emerging Markets Value Fund

	Shares	Value
Common Stock—87.1%
Brazil—4.9%
Cia de Saneamento Basico do Estado de Sao Paulo	5,000	$52,179
Cia de Saneamento de Minas Gerais	3,000	49,108
Cia Energetica de Minas Gerais	5,424	44,614
Cia Paranaense de Energia	4,900	48,911
Even Construtora e Incorporadora S.A.	12,700	44,723
Grendene S.A.	5,500	43,095
Transmissora Alianca de Energia Eletrica S.A. UNIT	4,700	43,733
Vale S.A.	2,900	44,564

		370,927

Chile—1.7%
Administrada de Fondos de Pensiones Habitat S.A.	30,191	43,080
Inversiones Aguas Metropolitanas S.A.	25,080	43,038
Inversiones La Construccion S.A.	3,509	44,799

		130,917

China—19.5%
Agricultural Bank of China Ltd., Class H	107,000	54,881
Anhui Expressway Co., Class H	87,000	49,905
Anxin-China Holdings Ltd.	170,000	51,252
Bank of China Ltd., Class H	105,000	50,783
Bank of Communications Co., Ltd., Class H	67,000	49,997
China Communications Services Corp. Ltd., Class H	74,000	48,620
China Construction Bank Corp., Class H	63,000	50,986
China Merchants Bank Co., Ltd., Class H	25,100	53,542
China Mobile Ltd.	4,700	50,857
China Petroleum & Chemical Corp., Class H	60,000	51,731
China South City Holdings Ltd.	164,000	40,862
Datang International Power Generation Co., Ltd., Class H	103,000	45,423
Giant Interactive Group, Inc. ADR	4,900	55,027
Guangdong Electric Power Development Co., Ltd., Class B	83,400	49,669
Hangzhou Steam Turbine Co., Class B	36,000	51,015
Industrial & Commercial Bank of China Ltd., Class H	70,000	50,243
Kingboard Laminates Holdings Ltd.	114,000	49,336
Luthai Textile Co., Ltd., Class B	40,400	51,090
Shenzhen Expressway Co., Ltd., Class H	124,000	57,383
Shenzhen International Holdings Ltd.	380,000	47,472
Shenzhou International Group Holdings Ltd.	14,500	54,995
Skyworth Digital Holdings Ltd.	94,000	56,178
Springland International Holdings Ltd.	84,000	43,232
Tianjin Port Development Holdings Ltd.	308,000	54,764
Tonly Electronics Holdings Ltd. (c)	8,100	5,619
TPV Technology Ltd.	214,000	45,723
Travelsky Technology Ltd., Class H	58,000	54,974
Wasion Group Holdings Ltd.	82,000	51,231
Xinhua Winshare Publishing and Media Co., Ltd., Class H	88,000	50,397

	Shares	Value
Zhejiang Expressway Co., Ltd., Class H	56,000	$52,217

		1,479,404

Czech Republic—0.6%
Philip Morris CR AS	82	43,913

Egypt—0.6%
Eastern Tobacco	3,329	47,684

Hong Kong—3.9%
Emperor International Holdings	166,000	48,095
Hutchison Telecommunications Hong Kong Holdings Ltd.	106,000	40,513
MGM China Holdings Ltd.	14,000	49,640
NagaCorp Ltd.	54,000	49,747
Pacific Textile Holdings Ltd.	36,000	55,816
SITC International Holdings Co., Ltd.	122,000	53,594

		297,405

India—0.8%
Jammu & Kashmir Bank Ltd.	170	3,303
Tata Motors Ltd. ADR	1,700	55,199

		58,502

Indonesia—2.3%
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	625,900	43,961
Bank Pembangunan Daerah Jawa Timur Tbk PT	1,489,000	44,780
Malindo Feedmill Tbk PT	160,500	45,180
Surya Semesta Internusa Tbk PT	724,500	44,129

		178,050

Korea (Republic of)—14.4%
Dongbu Insurance Co., Ltd.	1,096	55,555
Dongwon Industries Co., Ltd.	163	48,889
Global & Yuasa Battery Co., Ltd.	990	48,489
GS Home Shopping, Inc.	214	57,145
Hanwha Corp.	1,470	55,015
Hyundai Marine & Fire Insurance Co., Ltd.	1,720	51,957
Hyundai Mobis	180	52,208
Hyundai Motor Co.	217	51,636
Kia Motors Corp.	770	43,917
Korea District Heating Corp.	540	43,397
Korean Reinsurance Co.	4,160	44,802
KT Corp.	1,454	46,284
KT Skylife Co., Ltd.	1,900	48,898
KT&G Corp.	654	48,494
LIG Insurance Co., Ltd.	1,580	47,551
Meritz Fire & Marine Insurance Co., Ltd.	3,790	52,967
Samsung Electronics Co., Ltd.	39	55,031
SeAH Steel Corp.	540	43,490
Sindoh Co., Ltd.	804	49,345
SK Holdings Co., Ltd.	260	45,913
Soulbrain Co., Ltd.	1,110	53,471
Tongyang Life Insurance	4,810	51,132

		1,095,586

Malaysia—1.2%
Kossan Rubber Industries	46,200	53,611
UOA Development Bhd.	66,700	41,174

		94,785

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	125

Schedule of Investments

November 30, 2013

	Shares	Value
Mexico—1.2%
Industrias Bachoco S.A.B. de C.V., Ser. B	14,200	$46,654
Value Grupo Financiero S.A.B. de C.V.	7,000	48,546

		95,200

Peru—0.6%
Intercorp Financial Services, Inc.	1,554	48,174

Philippines—0.6%
First Philippine Holdings Corp.	34,850	43,326

Poland—0.7%
Asseco Poland S.A.	3,319	54,815

Russian Federation—8.2%
Acron JSC (b)	1,428	42,669
Aeroflot - Russian Airlines OJSC (b)	30,085	55,055
Bashneft OAO (b)	785	45,232
CTC Media, Inc.	4,300	54,395
Gazprom OAO (b)	10,501	45,364
Globaltrans Investment PLC GDR	2,985	45,223
Lukoil OAO (b)	743	45,836
Mobile Telesystems OJSC (b)	5,092	48,323
Rosneft OAO (b)	6,110	44,053
Sistema JSFC (b)	46,946	55,396
Surgutneftegas OAO ADR	5,640	46,304
Tatneft OAO (b)	7,284	44,651
VimpelCom Ltd. ADR	3,950	48,506

		621,007

Singapore—1.9%
Boustead Singapore Ltd.	41,900	54,740
Cambridge Industrial Trust REIT	84,000	46,818
Lippo Malls Indonesia Retail Trust REIT	131,000	42,837

		144,395

South Africa—5.0%
Aveng Ltd. (c)	16,312	47,247
Fountainhead Property Trust UNIT REIT	60,936	43,661
Imperial Holdings Ltd.	2,241	46,386
Lewis Group Ltd.	7,586	48,428
S.A. Corporate Real Estate Fund Nominees Pty Ltd. UNIT REIT	119,908	46,489
Sasol Ltd.	960	47,454
Telkom S.A. SOC Ltd. (c)	19,864	52,182
Vukile Property Fund Ltd. REIT	28,641	47,256

		379,103

Taiwan—9.6%
AmTRAN Technology Co., Ltd.	68,000	43,807
Chicony Electronics Co., Ltd.	19,150	47,829
China Synthetic Rubber Corp.	45,000	43,041
Gigabyte Technology Co., Ltd.	48,000	59,848
Grand Pacific Petrochemical	63,000	49,238
Hon Hai Precision Industry Co., Ltd. GDR	9,486	49,612
Inventec Corp.	54,000	45,373
King Yuan Electronics Co., Ltd.	74,000	47,370
King’s Town Bank	53,000	46,726
Lite-On Technology Corp.	27,129	43,987
Micro-Star International Co., Ltd.	76,000	54,670
Pou Chen Corp.	42,000	54,591
Sinyi Realty Co.	27,000	49,287
Taiwan Semiconductor Manufacturing Co., Ltd.	14,000	49,530
Transcend Information, Inc.	15,000	44,588

		729,497

Thailand—4.7%
Bangchak Petroleum PCL (b)	42,300	43,777
Delta Electronics Thailand PCL (b)	33,000	48,169

	Shares	Value
MBK PCL (b)	9,400	$43,881
PTT Exploration & Production PCL (b)	8,600	42,842
PTT Global Chemical PCL (b)	20,500	48,650
PTT PCL (b)	4,500	41,330
Thai Oil PCL (b)	23,700	46,470
Thanachart Capital PCL (b)	44,100	44,999

		360,118

Turkey—4.0%
Aygaz AS	10,795	45,970
Cimsa Cimento Sanayi VE Tica	8,526	54,269
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	49,801	46,726
Soda Sanayii AS	39,174	54,387
Torunlar Gayrimenkul Yatirim Ortakligi AS REIT	26,668	48,784
Turk Traktor ve Ziraat Makineleri AS	1,575	51,053

		301,189

Ukraine—0.7%
MHP S.A. GDR	3,078	52,326

Total Common Stock (cost—$6,403,269)		6,626,323

	Units
Equity-Linked Securities—4.8%
India—4.8%
CLSA Financial Products, Ltd.,
Aurobindo Pharma Ltd., expires 8/4/15	12,120	57,085
Mphasis Ltd., expires 8/13/18	6,983	44,691
Oil India Ltd., expires 9/18/19	6,903	53,429
Tata Chemicals Ltd., expires 8/2/18	11,671	51,936
Merrill Lynch International & Co.,
Jammu & Kashmir Bank Ltd., expires 6/30/15	2,434	47,463
Oil & Natural Gas Corp. Ltd., expires 5/13/15	11,836	56,695
United Phosphorus Ltd., expires 5/24/16	20,645	55,329

Total Equity-Linked Securities (cost—$356,891)		366,628

	Shares
Preferred Stock—4.3%
Brazil—3.7%
Banco ABC Brasil S.A.	8,500	45,518
Banco Daycoval S.A.	13,500	51,762
Cia Energetica do Ceara, Class A	2,500	43,001
Itausa - Investimentos Itau S.A.	12,300	49,005
Petroleo Brasileiro S.A.	6,000	49,146
Telefonica Brasil S.A.	2,050	39,441

		277,873

	Shares	Value
Russian Federation—0.6%
AK Transneft OAO (b)	19	$48,596

Total Preferred Stock (cost—$377,101)		326,469

Total Investments (cost—$7,137,261) (a)—96.2%		7,319,420

Other assets less liabilities—3.8%		291,329

Net Assets—100.0%		$7,610,749

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $4,151,348, representing 54.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $835,293, representing 11.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

126	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	8.6%
Commercial Banks	6.6%
Chemicals	6.0%
Insurance	4.0%
Computers & Peripherals	3.9%
Real Estate Investment Trust	3.6%
Transportation Infrastructure	3.4%
Textiles, Apparel & Luxury Goods	3.4%
Electronic Equipment, Instruments & Components	3.3%
Electric Utilities	3.0%
Real Estate Management & Development	2.8%
Wireless Telecommunication Services	2.7%
Semiconductors & Semiconductor Equipment	2.6%
Food Products	2.5%
Diversified Financial Services	2.4%
Diversified Telecommunication Services	2.4%
Automobiles	2.0%
Household Durables	2.0%
Water Utilities	1.8%
Tobacco	1.8%
Software	1.4%
Hotels, Restaurants & Leisure	1.4%
Media	1.3%
Auto Components	1.3%
IT Services	1.3%
Banking	1.3%
Distributors	1.3%
Independent Power Producers & Energy Traders	1.2%
Construction & Engineering	1.2%
Gas Utilities	1.2%
Metals & Mining	1.2%
Internet & Catalog Retail	0.8%
Pharmaceuticals	0.8%
Airlines	0.7%
Energy Equipment & Services	0.7%
Construction Materials	0.7%
Health Care Equipment & Supplies	0.7%
Marine	0.7%
Machinery	0.7%
Electrical Equipment	0.7%
Office Electronics	0.7%
Oil & Gas	0.7%
Specialty Retail	0.7%
Holding Companies-Diversified	0.6%
Pipelines	0.6%
Health Care Providers & Services	0.6%
Industrial Conglomerates	0.6%
Road & Rail	0.6%
Multi-line Retail	0.6%
Capital Markets	0.6%
Telecommunications	0.5%
Other assets less liabilities	3.8%

100.0%

AllianzGI NFJ Global Dividend Value Fund

	Shares	Value
Common Stock—98.3%
Brazil—4.5%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	98,400	$1,047,960
Cia Energetica de Minas Gerais ADR	95,277	795,563
Vale S.A. ADR	83,800	1,283,816

		3,127,339

Canada—1.1%
Barrick Gold Corp.	48,000	791,520

China—2.1%
China Mobile Ltd.	135,100	1,461,861

France—4.0%
Total S.A.	46,900	2,837,148

Germany—2.1%
Siemens AG	11,100	1,465,124

Hong Kong—1.6%
First Pacific Co., Ltd.	962,600	1,099,395

Israel—3.5%
Israel Chemicals Ltd.	116,800	994,405
Teva Pharmaceutical Industries Ltd. ADR	36,500	1,487,740

		2,482,145

Japan—6.1%
ITOCHU Corp.	110,600	1,397,235
Mizuho Financial Group, Inc.	642,200	1,352,522
Sega Sammy Holdings, Inc.	57,200	1,506,137

		4,255,894

Korea (Republic of)—5.9%
POSCO	4,500	1,392,786
SK Telecom Co., Ltd.	12,933	2,765,856

		4,158,642

Russian Federation—3.9%
Lukoil OAO ADR	22,300	1,387,506
Sberbank of Russia ADR	109,800	1,368,108

		2,755,614

South Africa—3.9%
Sasol Ltd. ADR	54,700	2,709,838

Spain—4.1%
Banco Santander S.A.	160,142	1,423,537
Enagas S.A.	56,000	1,472,477

		2,896,014

Switzerland—4.2%
Credit Suisse Group AG (b)	49,129	1,466,200
Zurich Insurance Group AG (b)	5,400	1,505,004

		2,971,204

United Kingdom—10.4%
AstraZeneca PLC	53,700	3,079,267
BAE Systems PLC	203,500	1,421,765
Imperial Tobacco Group PLC	36,900	1,401,610
TESCO PLC	246,800	1,403,930

		7,306,572

United States—40.9%
Axis Capital Holdings Ltd.	28,400	1,395,292
CA, Inc.	42,600	1,405,800
Cisco Systems, Inc.	124,700	2,649,875
ConocoPhillips	19,300	1,405,040
Ensco PLC, Class A	22,600	1,335,208
Ford Motor Co.	88,400	1,509,872
Intel Corp.	58,700	1,399,408

	Shares	Value
JPMorgan Chase & Co.	25,500	$1,459,110
MetLife, Inc.	28,600	1,492,634
Microsoft Corp.	39,300	1,498,509
Norfolk Southern Corp.	16,300	1,429,347
Northrop Grumman Corp.	13,000	1,464,840
Pfizer, Inc.	43,500	1,380,255
PNC Financial Services Group, Inc.	20,500	1,577,475
Seagate Technology PLC	28,700	1,407,448
SLM Corp.	56,800	1,513,720
Staples, Inc.	92,800	1,441,184
Wal-Mart Stores, Inc.	18,600	1,506,786
Xerox Corp.	126,600	1,440,708

		28,712,511

Total Common Stock (cost—$60,796,329)		69,030,821

	Principal Amount (000s)
Repurchase Agreements—1.2%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $816,000; collateralized by Freddie Mac, 2.23%, due 1/10/23, valued at $835,994 including accrued interest
(cost—$816,000)	$816	816,000

Total Investments (cost—$61,612,329) (a)—99.5%		69,846,821

Other assets less liabilities—0.5%		334,571

Net Assets—100.0%		$70,181,392

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $29,446,259, representing 42.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	127

Schedule of Investments

November 30, 2013

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net were as follows:

Oil, Gas & Consumable Fuels	11.9%
Pharmaceuticals	8.5%
Commercial Banks	8.0%
Insurance	6.2%
Wireless Telecommunication Services	6.0%
Metals & Mining	4.9%
Food & Staples Retailing	4.1%
Software	4.1%
Aerospace & Defense	4.1%
Communications Equipment	3.8%
Diversified Financial Services	3.7%
Consumer Finance	2.2%
Leisure Equipment & Products	2.2%
Automobiles	2.1%
Gas Utilities	2.1%
Capital Markets	2.1%
Industrial Conglomerates	2.1%
Specialty Retail	2.1%
Office Electronics	2.1%
Road & Rail	2.0%
Computers & Peripherals	2.0%
Tobacco	2.0%
Semiconductors & Semiconductor Equipment	2.0%
Trading Companies & Distributors	2.0%
Energy Equipment & Services	1.9%
Water Utilities	1.5%
Chemicals	1.4%
Electric Utilities	1.2%
Repurchase Agreements	1.2%
Other assets less liabilities	0.5%

100.0%

AllianzGI NFJ International Small-Cap Value Fund

	Shares	Value
Common Stock—95.9%
Australia—6.1%
Abacus Property Group REIT	54,300	$111,858
Beach Energy Ltd.	98,600	120,629
Bendigo and Adelaide Bank Ltd.	9,500	97,290
Cabcharge Australia Ltd.	23,100	83,176
Charter Hall Retail REIT	26,000	89,699
Mermaid Marine Australia Ltd.	40,600	120,847
Primary Health Care Ltd.	38,200	173,643
SP AusNet	148,800	156,853

		953,995

Austria—1.0%
EVN AG	3,800	60,257
RHI AG	2,600	93,049

		153,306

Brazil—2.3%
CETIP S.A. - Mercados Organizados	10,300	112,520
Cia de Saneamento Basico do Estado de Sao Paulo ADR	11,100	118,215
Ez Tec Empreendimentos e Participacoes S.A.	9,300	123,309

		354,044

Canada—7.7%
Cogeco, Inc.	3,700	171,150
Cott Corp.	10,600	88,722
Genworth MI Canada, Inc.	3,900	128,464
Horizon North Logistics, Inc.	16,600	140,761
Linamar Corp.	2,600	101,597
Martinrea International, Inc.	11,300	94,437
Methanex Corp.	1,100	67,540
Norbord, Inc.	4,100	123,940
ShawCor Ltd.	2,100	79,352
Total Energy Services, Inc.	5,100	90,284
Transcontinental, Inc., Class A	7,800	123,913

		1,210,160

China—7.0%
CP Pokphand Co., Ltd.	1,415,500	133,223
Giant Interactive Group, Inc. ADR	13,600	152,728
Guangdong Investment Ltd.	202,300	187,582
Guangshen Railway Co., Ltd., Class H	325,100	160,774
Lijun International Pharmaceutical Holding Co., Ltd.	431,200	117,915
Springland International Holdings Ltd.	234,100	120,484
Wasion Group Holdings Ltd.	200,500	125,267
Zhejiang Expressway Co., Ltd., Class H	102,500	95,576

		1,093,549

Denmark—0.6%
Schouw & Co.	2,400	90,358

Finland—0.6%
Tieto Oyj	4,200	90,400

France—3.3%
Groupe Steria SCA	3,400	67,965
Ipsen S.A.	2,700	126,994
Neopost S.A.	1,200	93,552
Valeo S.A.	1,200	127,267
Vicat S.A.	1,300	96,783

		512,561

	Shares	Value
Germany—1.3%
Indus Holding AG	3,300	$125,447
Norma Group SE (b)	1,400	70,666

		196,113

Greece—0.9%
Costamare, Inc.	8,200	143,500

Hong Kong—4.9%
First Pacific Co., Ltd.	146,000	166,748
Giordano International Ltd.	101,500	88,083
Johnson Electric Holdings Ltd.	207,700	188,306
Shun Tak Holdings Ltd.	215,800	128,258
Singamas Container Holdings Ltd.	257,500	64,350
Yue Yuen Industrial Holdings Ltd.	43,900	136,025

		771,770

Ireland—0.8%
C&C Group PLC	20,000	120,843

Israel—0.8%
Elbit Systems Ltd.	2,200	121,792

Italy—0.8%
Recordati SpA	9,100	129,107

Japan—15.4%
Ain Pharmaciez, Inc.	3,100	143,612
Canon Electronics, Inc.	5,000	92,953
Daiichikosho Co., Ltd.	2,200	64,557
Daikyo, Inc.	43,000	117,756
Dynam Japan Holdings Co., Ltd.	52,700	134,757
Enplas Corp.	2,000	132,050
Heiwado Co., Ltd.	5,100	74,904
Japan Aviation Electronics Industry Ltd.	9,700	109,204
Japan Petroleum Exploration Co.	2,300	88,541
Kaken Pharmaceutical Co., Ltd.	8,800	133,309
Kato Sangyo Co., Ltd.	6,500	122,008
KYORIN Holdings, Inc.	5,300	109,631
Mitsubishi Gas Chemical Co., Inc.	15,300	119,970
Namco Bandai Holdings, Inc.	6,000	121,822
Nippon Flour Mills Co., Ltd.	24,200	115,430
Nippon Synthetic Chemical Industry Co., Ltd.	8,200	74,502
Nitto Kogyo Corp.	7,300	113,956
NS Solutions Corp.	4,300	98,504
Toho Holdings Co., Ltd.	9,700	165,880
Tosoh Corp.	27,800	125,155
Toyo Suisan Kaisha Ltd.	2,800	81,607
Yamaguchi Financial Group, Inc.	7,900	73,057

		2,413,165

Korea (Republic of)—1.0%
SFA Engineering Corp.	1,700	66,211
Sung Kwang Bend Co., Ltd.	3,400	88,726

		154,937

Luxembourg—0.7%
Ternium S.A. ADR	4,400	117,524

Netherlands—0.6%
Sligro Food Group NV	2,600	98,143

New Zealand—2.2%
Goodman Property Trust REIT	144,000	118,854
Infratil Ltd.	49,200	96,064
Telecom Corp. of New Zealand Ltd.	65,100	121,804

		336,722

128	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

	Shares	Value
Norway—3.4%
BW Offshore Ltd.	89,500	$116,095
Ekornes ASA	8,900	126,015
Leroy Seafood Group ASA	4,400	130,236
Petroleum Geo-Services ASA	5,800	69,304
TGS Nopec Geophysical Co. ASA	3,400	89,539

		531,189

Panama—0.8%
Banco Latinoamericano de Comercio Exterior S.A.	4,600	123,924

Russian Federation—0.7%
CTC Media, Inc.	8,900	112,585

Singapore—1.3%
Lippo Malls Indonesia Retail Trust REIT	269,900	88,258
UOL Group Ltd.	24,100	119,254

		207,512

South Africa—2.3%
African Rainbow Minerals Ltd.	6,600	121,166
Investec Ltd.	18,100	126,240
JSE Ltd.	13,400	116,793

		364,199

Spain—0.5%
Grupo Catalana Occidente S.A.	2,200	76,116

Sweden—0.8%
Loomis AB, Class B	5,200	123,564

Switzerland—2.2%
BKW AG	2,600	85,975
GAM Holding AG (c)	6,300	115,460
Helvetia Holding AG	300	140,184

		341,619

Taiwan—1.7%
Gigabyte Technology Co., Ltd.	110,700	138,023
King Yuan Electronics Co., Ltd.	194,200	124,315

		262,338

United Kingdom—23.5%
Bank of Georgia Holdings PLC	3,600	133,448
Beazley PLC	32,500	131,107
Berendsen PLC	11,100	167,153
Bodycote PLC	11,900	116,990
Catlin Group Ltd.	7,400	66,589
DCC PLC	2,700	127,857
Debenhams PLC	107,900	170,572
Go-Ahead Group PLC	3,500	93,775
Greene King PLC	10,700	152,584
Inchcape PLC	12,500	121,537
Interserve PLC	12,400	132,397
JD Wetherspoon PLC	8,200	95,668
Kcom Group PLC	73,800	119,537
Laird PLC	30,900	132,219
Marston’s PLC	51,900	127,017
Micro Focus International PLC	9,400	125,544
Mondi PLC	7,500	123,107
Morgan Advanced Materials PLC	35,700	170,948
Paragon Group of Cos. PLC	23,500	132,599
Premier Oil PLC	15,600	79,451
RPC Group PLC	15,800	129,218
Soco International PLC (c)	18,000	117,700
Synergy Health PLC	6,800	117,811
Synthomer PLC	34,100	128,929
TalkTalk Telecom Group PLC	38,100	169,475
Tullett Prebon PLC	18,300	100,154
UDG Healthcare PLC	34,400	176,184
WH Smith PLC	7,900	122,219
William Hill PLC	15,700	98,900

		3,680,689

	Shares	Value
United States—0.7%
Maiden Holdings Ltd.	8,500	$107,610

Total Common Stock (cost—$13,393,744)		14,993,334

Preferred Stock—1.5%
Germany—1.5%
Hornbach Holding AG	1,600	127,184
Jungheinrich AG	1,900	118,088

Total Preferred Stock (cost—$193,173)		245,272

	Principal Amount (000s)
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $243,000; collateralized by Freddie Mac, 6.25%, due 7/15/32, valued at $250,088 including accrued interest
(cost—$243,000)	$243	243,000

Total Investments (cost—$13,829,917) (a)—99.0%		15,481,606

Other assets less liabilities—1.0%		149,214

Net Assets—100.0%		$15,630,820

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $11,182,326, representing 71.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of were as follows:

Electronic Equipment, Instruments & Components	4.1%
Commercial Services & Supplies	4.1%
Health Care Providers & Services	4.1%
Hotels, Restaurants & Leisure	3.9%
Pharmaceuticals	3.9%
Machinery	3.5%
Insurance	3.3%
Chemicals	3.3%
Industrial Conglomerates	3.0%
Energy Equipment & Services	2.9%
Food Products	2.8%
Capital Markets	2.8%
Food & Staples Retailing	2.8%
Commercial Banks	2.8%
Diversified Telecommunication Services	2.7%
Oil, Gas & Consumable Fuels	2.7%
Real Estate Investment Trust	2.6%
Electric Utilities	2.6%
Media	2.2%
Specialty Retail	2.2%
Auto Components	2.0%
Water Utilities	2.0%
Electrical Equipment	1.9%
Multi-line Retail	1.9%
Diversified Financial Services	1.8%
Software	1.8%
Marine	1.7%
IT Services	1.7%
Thrifts & Mortgage Finance	1.6%
Road & Rail	1.6%
Household Durables	1.6%
Paper & Forest Products	1.6%
Metals & Mining	1.5%
Real Estate Management & Development	1.4%
Beverages	1.4%
Construction Materials	1.2%
Computers & Peripherals	0.9%
Textiles, Apparel & Luxury Goods	0.9%
Construction & Engineering	0.8%
Containers & Packaging	0.8%
Semiconductors & Semiconductor Equipment	0.8%
Leisure Equipment & Products	0.8%
Aerospace & Defense	0.8%
Distributors	0.8%
Transportation Infrastructure	0.6%
Office Electronics	0.6%
Building Products	0.6%
Repurchase Agreements	1.6%
Other assets less liabilities	1.0%

100.0%

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	129

Schedule of Investments

November 30, 2013

AllianzGI NFJ International Value II Fund

	Shares	Value
Common Stock—97.0%
Australia—1.1%
AMP Ltd.	7,600	$32,223
SP AusNet	15,700	16,550

		48,773

Austria—1.5%
EVN AG	1,975	31,318
OMV AG	700	34,289

		65,607

Brazil—2.3%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	5,700	60,705
Vale S.A. ADR	2,600	39,832

		100,537

Canada—7.4%
Atco Ltd., Class I	1,000	45,739
Barrick Gold Corp.	800	13,259
Canadian Imperial Bank of Commerce	500	42,864
Cogeco Cable, Inc.	700	31,648
Genworth MI Canada, Inc.	1,300	42,821
Manulife Financial Corp.	2,800	53,968
Power Financial Corp.	1,400	47,249
Suncor Energy, Inc.	1,200	41,616

		319,164

China—4.1%
China Mobile Ltd.	4,000	43,282
China Petroleum & Chemical Corp., Class H	56,010	48,291
CNOOC Ltd.	22,300	45,664
Guangdong Investment Ltd.	40,600	37,646

		174,883

Denmark—1.0%
Carlsberg A/S, Class B	400	43,745

France—7.6%
Arkema S.A.	400	45,635
AXA S.A.	2,200	57,551
Christian Dior S.A.	225	43,831
Cie Generale des Etablissements Michelin	400	43,403
Sanofi	600	63,395
Valeo S.A.	700	74,240

		328,055

Germany—2.8%
Deutsche Boerse AG	500	38,645
Muenchener Rueckversicherungs AG	200	43,673
Talanx AG	1,200	40,078

		122,396

Hong Kong—4.3%
BOC Hong Kong Holdings Ltd.	13,100	44,319
First Pacific Co., Ltd.	45,100	51,509
Jardine Strategic Holdings Ltd.	1,000	32,021
Wheelock & Co., Ltd.	6,300	30,623
Yue Yuen Industrial Holdings Ltd.	9,300	28,816

		187,288

India—2.2%
Sesa Sterlite Ltd. ADR	3,840	44,352
Tata Motors Ltd. ADR	1,600	51,952

		96,304

Ireland—1.0%
C&C Group PLC	7,200	43,503

	Shares	Value
Israel—1.9%
Israel Chemicals Ltd. ADR	2,900	$24,650
Teva Pharmaceutical Industries Ltd. ADR	1,400	57,064

		81,714

Japan—16.7%
Asahi Group Holdings Ltd.	2,300	63,043
Central Japan Railway Co.	400	48,148
Chiba Bank Ltd.	4,600	32,033
Daiichikosho Co., Ltd.	1,400	41,082
Daiwa Securities Group, Inc.	3,600	35,056
Hoya Corp.	1,400	37,875
Isuzu Motors Ltd.	6,700	42,897
Japan Airlines Co., Ltd.	600	30,553
Kaken Pharmaceutical Co., Ltd.	1,800	27,268
KDDI Corp.	1,400	88,139
KYORIN Holdings, Inc.	800	16,548
Marubeni Corp.	5,500	39,936
Mitsui & Co., Ltd.	3,600	49,931
Nippon Telegraph & Telephone Corp.	1,200	60,328
Nissan Motor Co., Ltd.	2,400	21,878
Otsuka Holdings Co., Ltd.	900	26,320
Suruga Bank Ltd.	2,200	36,708
Toyo Suisan Kaisha Ltd.	800	23,316

		721,059

Korea (Republic of)—0.9%
POSCO ADR	500	38,745

Mexico—1.0%
America Movil S.A.B. de C.V., Ser. L ADR	1,900	44,156

Norway—3.4%
Leroy Seafood Group ASA	1,000	29,599
Statoil ASA	2,400	54,079
Telenor ASA	1,300	31,196
Yara International ASA	700	30,479

		145,353

Russian Federation—1.6%
Gazprom OAO ADR	3,400	29,478
Lukoil OAO ADR	600	37,332

		66,810

Singapore—2.1%
First Resources Ltd.	10,100	18,003
Golden Agri-Resources Ltd.	91,600	41,912
UOL Group Ltd.	5,900	29,195

		89,110

South Africa—1.0%
Sasol Ltd. ADR	900	44,586

Spain—2.0%
Duro Felguera S.A.	3,209	20,578
Enagas S.A.	900	23,665
Mapfre S.A.	11,000	43,631

		87,874

Sweden—0.5%
Saab AB, Class B	1,100	22,620

Switzerland—1.3%
Roche Holdings AG	200	55,785

Taiwan—1.0%
Advanced Semiconductor Engineering, Inc. ADR	8,095	40,799

Turkey—0.8%
KOC Holding AS ADR	1,375	32,574

	Shares	Value
United Kingdom—26.8%
Aberdeen Asset Management PLC	3,400	$27,319
AstraZeneca PLC	1,100	63,076
Aviva PLC	6,500	45,652
BAE Systems PLC	7,500	52,399
BP PLC	4,800	37,749
BT Group PLC	12,200	74,485
Centrica PLC	4,700	25,994
GlaxoSmithKline PLC	2,400	63,491
Greene King PLC	2,800	39,928
HSBC Holdings PLC	3,700	41,321
Imperial Tobacco Group PLC	1,700	64,573
Inchcape PLC	4,400	42,781
Kingfisher PLC	7,800	47,917
Marks & Spencer Group PLC	7,800	62,061
Mondi PLC	3,400	55,809
Old Mutual PLC	11,437	37,186
Reckitt Benckiser Group PLC	600	48,136
Rio Tinto PLC	900	47,795
Royal Dutch Shell PLC, Class A	1,800	60,188
Sage Group PLC	6,464	36,799
Smith & Nephew PLC	3,100	41,308
TESCO PLC	7,800	44,371
Vodafone Group PLC	17,400	64,508
William Hill PLC	5,100	32,127

		1,156,973

United States—0.7%
Ensco PLC, Class A	500	29,540

Total Common Stock (cost—$3,429,825)		4,187,953

	Principal Amount (000s)
Repurchase Agreements—2.9%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $125,000; collateralized by Freddie Mac, 6.25%, due 7/15/32, valued at $131,625 including accrued interest
(cost—$125,000)	$125	125,000

Total Investments (cost—$3,554,825) (a)—99.9%		4,312,953

Other assets less liabilities—0.1%		5,268

Net Assets—100.0%		$4,318,221

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $3,227,417, representing 74.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

130	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	10.2%
Insurance	9.2%
Pharmaceuticals	8.7%
Wireless Telecommunication Services	5.5%
Commercial Banks	4.6%
Metals & Mining	4.2%
Diversified Telecommunication Services	3.8%
Beverages	3.5%
Auto Components	2.7%
Automobiles	2.7%
Food Products	2.6%
Chemicals	2.4%
Water Utilities	2.3%
Diversified Financial Services	2.1%
Trading Companies & Distributors	2.1%
Aerospace & Defense	1.7%
Media	1.7%
Textiles, Apparel & Luxury Goods	1.7%
Multi-Utilities	1.7%
Hotels, Restaurants & Leisure	1.6%
Industrial Conglomerates	1.5%
Tobacco	1.5%
Capital Markets	1.4%
Multi-line Retail	1.4%
Real Estate Management & Development	1.4%
Paper & Forest Products	1.3%
Road & Rail	1.1%
Household Products	1.1%
Specialty Retail	1.1%
Electric Utilities	1.1%
Food & Staples Retailing	1.0%
Thrifts & Mortgage Finance	1.0%
Distributors	1.0%
Health Care Equipment & Supplies	1.0%
Semiconductors & Semiconductor Equipment	1.0%
Electronic Equipment, Instruments & Components	0.9%
Software	0.8%
Airlines	0.7%
Energy Equipment & Services	0.7%
Gas Utilities	0.5%
Machinery	0.5%
Repurchase Agreements	2.9%
Other assets less liabilities	0.1%

100.0%

AllianzGI Redwood Fund

	Shares	Value
Common Stock (a)— 72.6%
Beverages—1.1%
Monster Beverage Corp. (b)	1,200	$71,016

Communications Equipment—3.7%
F5 Networks, Inc. (b)	1,300	106,938
Juniper Networks, Inc. (b)	7,000	141,890

		248,828

Diversified Financial Services—1.1%
Citigroup, Inc.	1,400	74,088

Energy Equipment & Services—3.3%
Cameron International Corp. (b)	4,000	221,560

Food Products—4.0%
Mead Johnson Nutrition Co.	3,200	270,432

Health Care Equipment & Supplies—3.5%
Edwards Lifesciences Corp. (b)	2,100	137,613
Thoratec Corp. (b)	2,500	98,425

		236,038

Health Care Providers & Services—11.9%
Express Scripts Holding Co. (b)	3,600	242,460
HCA Holdings, Inc.	6,500	301,730
UnitedHealth Group, Inc.	3,400	253,232

		797,422

Hotels, Restaurants & Leisure—4.9%
Las Vegas Sands Corp.	4,600	329,728

Household Durables—1.8%
Lennar Corp., Class A	3,300	118,008

Household Products—2.4%
Procter & Gamble Co.	1,900	160,018

Internet Software & Services—2.2%
Akamai Technologies, Inc. (b)	2,000	89,440
eBay, Inc. (b)	1,100	55,572

		145,012

IT Services—1.9%
Accenture PLC, Class A	700	54,229
Teradata Corp. (b)	1,600	73,024

		127,253

Media—3.4%
CBS Corp., Class B	3,900	228,384

Metals & Mining—3.4%
U.S. Steel Corp.	8,400	225,204

Oil, Gas & Consumable Fuels—3.0%
Anadarko Petroleum Corp.	2,300	204,286

Personal Products—2.7%
Estee Lauder Cos., Inc., Class A	2,400	179,904

Pharmaceuticals—3.2%
Allergan, Inc.	2,200	213,510

Road & Rail—1.2%
Hertz Global Holdings, Inc. (b)	3,200	77,632

Semiconductors & Semiconductor Equipment—2.2%
Broadcom Corp., Class A	5,500	146,795

Software—5.8%
Citrix Systems, Inc. (b)	2,100	124,572
Oracle Corp.	7,500	264,675

		389,247

Specialty Retail—2.1%
Abercrombie & Fitch Co., Class A	1,000	34,280
Urban Outfitters, Inc. (b)	2,700	105,354

		139,634

	Shares	Value
Textiles, Apparel & Luxury Goods—3.0%
Coach, Inc.	3,500	$202,650

Trading Companies & Distributors—0.8%
Fastenal Co.	1,100	51,183

Total Common Stock (cost—$4,089,098)		4,857,832

	Principal Amount (000s)
Repurchase Agreements—40.9%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $2,736,000; collateralized by Fannie Mae, 6.25%, due 5/15/29, valued at $2,791,713 including accrued interest
(cost—$2,736,000)	$2,736	2,736,000

Total Investments, before options written (cost—$6,825,098)—113.5%		7,593,832

	Contracts
Options Written (b)(c)—(14.2)%
Call Options—(13.8)%
Abercrombie & Fitch Co., strike price $31.00, expires 2/22/14	10	(4,650)
Accenture PLC, strike price $60.00, expires 5/17/14	7	(12,495)
Akamai Technologies, Inc., strike price $37.00, expires 2/22/14	20	(16,700)
Allergan, Inc., strike price $87.50, expires 4/19/14	22	(25,850)
Anadarko Petroleum Corp., strike price $80.00, expires 5/17/14	23	(26,852)
Broadcom Corp., strike price $30.00, expires 1/18/14	55	(990)
Cameron International Corp., strike price $47.00, expires 1/18/14	40	(34,400)
CBS Corp., strike price $37.00, expires 1/17/15	39	(88,920)
Citigroup, Inc, strike price $44.00, expires 1/18/14	14	(12,705)
Citrix Systems, Inc., strike price $55.00, expires 1/18/14	21	(10,815)
Coach, Inc., strike price $50.00, expires 1/18/14	35	(27,650)
eBay, Inc., strike price $45.00, expires 1/18/14	11	(6,737)
Edwards Lifesciences Corp., strike price $60.00, expires 1/18/14	21	(13,440)
Estee Lauder Cos., Inc., strike price $60.00, expires 4/19/14	24	(37,440)

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	131

Schedule of Investments

November 30, 2013

	Contracts	Value
Express Scripts Holding Co., strike price $52.50, expires 1/18/14	36	$(51,750)
F5 Networks, Inc., strike price $80.00, expires 1/18/14	13	(6,337)
Fastenal Co., strike price $45.00, expires 2/22/14	11	(3,520)
HCA Holdings, inc., strike price $38.00, expires 6/21/14	65	(63,050)
Hertz Global Holdings, Inc., strike price $19.00, expires 3/22/14	32	(17,760)
Juniper Networks, Inc., strike price $18.00, expires 1/18/14	70	(17,640)
Las Vegas Sands Corp., strike price $44.25, expires 1/17/15	46	(127,305)
Lennar Corp., strike price $31.00, expires 2/22/14	33	(18,315)
Mead Johnson Nutrition Co., strike price $70.00, expires 1/18/14	32	(46,800)
Monster Beverage Corp., strike price $45.00, expires 3/22/14	12	(18,240)
Oracle Corp., strike price $30.00, expires 1/18/14	75	(40,688)
Procter & Gamble Co., strike price $70.00, expires 1/18/14	19	(27,218)
Teradata Corp., strike price $40.00, expires 1/18/14	16	(9,600)
Thoratec Corp., strike price $27.00, expires 1/18/14	25	(31,875)
U.S. Steel Corp., strike price $20.00, expires 1/18/14	84	(57,540)
UnitedHealth Group, Inc., strike price $60.00, expires 1/18/14	23	(33,293)
strike price $62.50, expires 3/22/14	11	(13,502)
Urban Outfitters, Inc., strike price $34.00, expires 3/22/14	27	(15,930)

		(920,007)

Put Options—(0.4)%
American Express Co., strike price $45.00, expires 1/18/14	76	(152)
AT&T, Inc., strike price $32.00, expires 1/18/14	51	(612)
Boeing Co., strike price $85.00, expires 2/22/14	18	(288)
Cardinal Health, Inc., strike price $40.00, expires 1/18/14	24	(180)

	Contracts	Value
Caterpillar, Inc., strike price $80.00, expires 1/18/14	24	$(1,788)
Google, Inc., strike price $545.00, expires 1/18/14	9	(338)
Intel Corp., strike price $21.00, expires 1/18/14	19	(161)
strike price $22.00, expires 1/18/14	18	(315)
Iron Mountain, Inc., strike price $22.50, expires 4/19/14	38	(4,085)
JPMorgan Chase & Co., strike price $42.00, expires 1/18/14	14	(56)
strike price $45.00, expires 6/21/14	16	(1,112)
Lockheed Martin Corp., strike price $90.00, expires 1/18/14	10	(75)
Morgan Stanley, strike price $17.00, expires 1/17/15	59	(1,564)
QUALCOMM, Inc., strike price $50.00, expires 1/17/15	20	(1,730)
Safeway, Inc., strike price $20.00, expires 1/18/14	60	(600)
United Continental Holdings, strike price $27.00, expires 12/21/13	15	(60)
strike price $20.00, expires 1/18/14	59	(265)
Weight Watchers International, Inc., strike price $40.00, expires 1/18/14	21	(16,275)

		(29,656)

Total Options Written (premiums received—$1,047,824)		(949,663)

Total Investments, net of options written (cost—$5,777,274)—99.3%		6,644,169

Other assets less other liabilities—0.7%		49,455

Net Assets—100.0%		$6,693,624

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—76.9%
Aerospace & Defense—1.4%
Spirit Aerosystems, Inc., 7.50%, 10/1/17	$7,010	$7,307,925
Triumph Group, Inc., 8.625%, 7/15/18	340	370,600

		7,678,525

Auto Components—1.1%
American Axle & Manufacturing Holdings, Inc. (a)(c), 9.25%, 1/15/17	5,757	6,078,528

Banking—2.3%
Ally Financial, Inc.,
3.125%, 1/15/16	720	735,745
3.50%, 7/18/16	3,000	3,093,750
4.50%, 2/11/14	1,250	1,258,594
4.625%, 6/26/15	2,500	2,630,935
4.75%, 9/10/18	930	979,987
5.50%, 2/15/17	1,535	1,668,404
CIT Group, Inc.,
4.75%, 2/15/15 (a)(c)	1,615	1,683,637
5.00%, 5/15/17	567	608,108

		12,659,160

Building Materials—0.9%
Ply Gem Industries, Inc., 8.25%, 2/15/18	4,851	5,208,761

Chemicals—0.7%
Ashland, Inc.,
3.00%, 3/15/16	3,025	3,100,625
3.875%, 4/15/18	840	848,400

		3,949,025

Coal—2.5%
Cloud Peak Energy Resources LLC, 8.25%, 12/15/17	2,550	2,667,937
CONSOL Energy, Inc., 8.00%, 4/1/17	10,444	11,083,695

		13,751,632

Commercial Services—9.2%
ADT Corp., 2.25%, 7/15/17	10,870	10,571,749
Alliance Data Systems Corp. (a)(c), 5.25%, 12/1/17	22,441	23,338,640
Avis Budget Car Rental LLC,
2.741%, 5/15/14 (g)	1,698	1,699,868
2.996%, 12/1/17 (a)(c)(g)	4,975	4,981,219
4.875%, 11/15/17	8,115	8,561,325
Hertz Corp., 4.25%, 4/1/18	85	86,275
United Rentals North America, Inc., 5.75%, 7/15/18	1,570	1,693,637

		50,932,713

Computers—0.2%
Seagate HDD Cayman (a)(c), 3.75%, 11/15/18	1,000	1,011,250

Containers & Packaging—2.5%
Ardagh Packaging Finance PLC (a)(c), 7.375%, 10/15/17	12,538	13,544,475

132	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

	Principal Amount (000s)	Value
Beverage Packaging Holdings Luxembourg II S.A. (a)(c), 5.625%, 12/15/16	$250	$256,875

		13,801,350

Diversified Financial Services—8.6%
Aircastle Ltd., 6.75%, 4/15/17	8,845	9,862,175
CNH Capital LLC, 3.875%, 11/1/15	2,620	2,714,975
Ford Motor Credit Co. LLC, 3.875%, 1/15/15	1,300	1,343,974
General Motors Financial Co., Inc.,
2.75%, 5/15/16 (a)(c)	500	507,188
3.25%, 5/15/18 (a)(c)	250	251,250
4.75%, 8/15/17 (a)(c)	5,555	5,916,075
6.75%, 6/1/18	1,725	1,962,187
International Lease Finance Corp.,
3.875%, 4/15/18	9,500	9,583,039
4.875%, 4/1/15	1,900	1,983,125
5.65%, 6/1/14	750	768,188
National Money Mart Co., 10.375%, 12/15/16	6,419	6,675,760
SLM Corp.,
3.875%, 9/10/15	1,850	1,914,750
5.00%, 4/15/15	175	183,313
5.00%, 6/15/18	2,220	2,229,923
6.00%, 1/25/17	1,500	1,633,125

		47,529,047

Electric Utilities—2.6%
AES Corp., 7.75%, 10/15/15	300	333,000
Ipalco Enterprises, Inc. (a)(c), 7.25%, 4/1/16	2,300	2,547,250
NRG Energy, Inc., 7.625%, 1/15/18	10,045	11,501,525

		14,381,775

Electrical Equipment—1.1%
General Cable Corp. (g), 2.623%, 4/1/15	6,167	6,190,126

Electronics—0.5%
NXP BV (a)(c), 3.75%, 6/1/18	2,598	2,630,475

Food & Beverage—3.1%
Constellation Brands, Inc., 8.375%, 12/15/14	73	78,566
Cott Beverages, Inc., 8.375%, 11/15/17	527	549,398
Delhaize Group S.A., 6.50%, 6/15/17	760	860,535
Stater Bros. Holdings, Inc., 7.75%, 4/15/15	7,495	7,532,550
Sun Merger Sub, Inc. (a)(c), 5.25%, 8/1/18	7,950	8,327,625

		17,348,674

Healthcare-Services—1.0%
Community Health Systems, Inc., 5.125%, 8/15/18	3,000	3,127,500
HCA, Inc., 7.19%, 11/15/15	880	965,800
Health Management Associates, Inc., 6.125%, 4/15/16	1,050	1,168,125

		5,261,425

Holding Companies-Diversified—0.2%
Leucadia National Corp., 8.125%, 9/15/15	860	956,750

	Principal Amount (000s)	Value
Home Builders—2.0%
Lennar Corp., 4.75%, 12/15/17	$1,075	$1,123,375
Meritage Homes Corp., 4.50%, 3/1/18	10,010	9,947,438

		11,070,813

Household Products/Wares—0.6%
Jarden Corp., 7.50%, 5/1/17	695	807,938
Prestige Brands, Inc., 8.25%, 4/1/18	2,506	2,668,890

		3,476,828

Internet—1.2%
IAC (a)(c), 4.875%, 11/30/18	6,250	6,414,063

Iron/Steel—1.2%
ArcelorMittal, 4.25%, 2/25/15	4,650	4,789,500
Commercial Metals Co., 6.50%, 7/15/17	1,775	1,970,250

		6,759,750

Leisure—0.0%
Royal Caribbean Cruises Ltd., 7.25%, 6/15/16	230	260,475

Lodging—2.1%
MGM Resorts International,
5.875%, 2/27/14	701	708,886
6.625%, 7/15/15	3,619	3,917,568
6.875%, 4/1/16	6,208	6,890,880

		11,517,334

Media—6.7%
Allbritton Communications Co., 8.00%, 5/15/18	1,194	1,280,565
Cablevision Systems Corp., 7.75%, 4/15/18	5,855	6,586,875
CCO Holdings LLC, 7.25%, 10/30/17	16,816	17,824,960
DISH DBS Corp.,
4.25%, 4/1/18	4,235	4,319,700
4.625%, 7/15/17	6,355	6,640,975
6.625%, 10/1/14	65	67,925
Quebecor Media, Inc., 7.75%, 3/15/16	459	469,327

		37,190,327

Mining—3.6%
FMG Resources August 206 Pty Ltd. (a)(c), 7.00%, 11/1/15	12,770	13,256,856
Novelis, Inc., 8.375%, 12/15/17	6,110	6,537,700

		19,794,556

Miscellaneous Manufacturing—0.7%
Bombardier, Inc. (a)(c), 4.25%, 1/15/16	3,755	3,942,750

Oil & Gas—2.5%
Chesapeake Energy Corp., 3.25%, 3/15/16	3,125	3,187,500
Sabine Pass LNG L.P., 7.50%, 11/30/16	9,260	10,510,100

		13,697,600

Paper & Forest Products—2.0%
Cascades, Inc., 7.75%, 12/15/17	10,500	10,959,375

	Principal Amount (000s)	Value
Pharmaceuticals—3.0%
Valeant Pharmaceuticals International (a)(c),
6.50%, 7/15/16	$12,529	$12,962,829
6.75%, 10/1/17	3,500	3,758,125

		16,720,954

Pipelines—1.0%
Targa Resources Partners L.P., 7.875%, 10/15/18	4,964	5,410,760

Real Estate Investment Trust—0.1%
Felcor Lodging L.P.,
10.00%, 10/1/14	278	297,460
Host Hotels & Resorts L.P.,
6.75%, 6/1/16	253	256,635

		554,095

Retail—1.3%
Limited Brands, Inc.,
5.25%, 11/1/14	125	130,313
Tops Holding Corp. (a)(c),
8.875%, 12/15/17	6,360	7,011,900

		7,142,213

Semiconductors—0.4%
NXP BV (a)(c),
3.50%, 9/15/16	2,000	2,067,500

Software—0.5%
First Data Corp.,
11.25%, 3/31/16	2,632	2,674,770

Telecommunications—9.8%
CenturyLink, Inc.,
5.15%, 6/15/17	1,010	1,085,750
6.00%, 4/1/17	8,035	8,818,412
Frontier Communications Corp.,
8.25%, 5/1/14	170	175,313
Inmarsat Finance PLC (a)(c),
7.375%, 12/1/17	6,540	6,834,300
Intelsat Luxembourg S.A. (a)(c),
6.75%, 6/1/18	1,730	1,820,825
SBA Communications Corp.,
5.625%, 10/1/19	3,745	3,866,712
Sprint Communications, Inc.,
6.00%, 12/1/16	7,660	8,349,400
8.375%, 8/15/17	6,862	7,994,230
T-Mobile USA, Inc.,
6.464%, 4/28/19	14,316	15,282,330

		54,227,272

Transportation—0.3%
AWAS Aviation Capital Ltd. (a)(c),
7.00%, 10/17/16	1,481	1,543,901

Total Corporate Bonds & Notes (cost—$419,389,313)		424,794,552

Senior Loans (a)(b)—18.2%
Aerospace & Defense—0.7%
Transdigm, Inc., Term C,
3.75%, 2/28/20	3,994	4,020,065

Auto Manufacturers—1.1%
Chrysler Group LLC, Term B (d),
4.25%, 5/24/17	6,000	6,055,764

Commercial Services & Supplies—0.3%
KAR Auction Services, Inc., Term B,
3.75%, 5/19/17	1,778	1,789,042

Diversified Financial Services—2.9%
CityCenter Holdings, LLC, Term B,
5.00%, 10/16/20	8,000	8,111,664

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	133

Schedule of Investments

November 30, 2013

	Principal Amount (000s)	Value
Digital Insight Corp.,
4.75%, 10/16/19	$8,000	$8,055,000

		16,166,664

Energy Equipment & Services—0.1%
Energy Transfer Equity, L.P., Term B (e),
3.75%, 3/26/17	675	675,000

Financial Services—0.5%
Capital Automotive L.P., Term B,
4.00%, 4/10/19	2,630	2,647,778

Food & Beverage—1.5%
Sprouts Farmers Markets Holdings LLC,
4.00%, 4/23/20	8,094	8,144,875

Health Care Providers & Services—0.5%
Community Health Systems, Inc., Term B,
3.737-3.748%, 1/25/17	3,000	3,019,791

Insurance—2.6%
Asurion LLC, Term B1,
4.50%, 5/24/19	9,924	9,938,924
Lonestar Intermediate Super Holdings, LLC, Term B,
11.00%, 9/2/19	4,000	4,170,000

		14,108,924

IT Services—0.5%
Blue Coat Systems, Inc.,
4.50%, 5/31/19	2,993	3,011,203

Leisure—1.3%
AMC Entertainment, Inc.,
3.50%, 4/30/20	6,916	6,927,805

Oil & Gas—1.5%
Chesapeake Energy Corp.,
5.75%, 12/1/17	8,250	8,435,056

Semiconductors & Semiconductor Equipment—0.1%
Generac Pwr Sys, Inc., Term B,
3.50%, 5/31/20	499	499,997

Software—1.5%
Activision Blizzard, Inc., Term B,
3.25%, 10/11/20	2,000	2,008,928
First Data Corp. (d),
4.166%, 3/24/17	6,000	6,023,748

		8,032,676

Telecommunications—3.1%
Cricket Communications, Inc.,
4.75%, 10/10/19	3,970	3,991,505
4.75%, 3/8/20, Term C	3,990	4,011,199
Univision Communications, Inc. (d),
4.50%, 3/1/20, Term C2	3,980	4,001,321
4.50%, 3/1/20, Term C3	5,000	5,013,840

		17,017,865

Total Senior Loans (cost—$100,149,870)		100,552,505

Repurchase Agreements—6.2%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $34,425,000; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $35,117,625 including accrued interest
(cost—$34,425,000)	34,425	34,425,000

Total Investments (cost—$553,964,183)—101.3%		559,772,057

Liabilities in excess of other assets—(1.3)%		(7,230,877)

Net Assets—100.0%		$552,541,180

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $231,240,041, representing 41.9% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on November 30, 2013.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) When-issued or delayed-delivery. To be settled/delivered after November 30, 2013.

(e) Fair-Valued—Security with a value of $675,000, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on November 30, 2013.

Glossary:

LIBOR—London Inter-Bank Offered Rate

AllianzGI Structured Alpha Fund

	Principal Amount (000s)	Value
Short-Term Investments—94.2%
U.S. Treasury Obligations—89.6%
U.S. Treasury Bills (a)(b),
0.074%, 2/20/14 (cost—$8,998,532)	$9,000	$8,999,154

Repurchase Agreements—4.6%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $467,000; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $476,375 including accrued interest
(cost—$467,000)	467	467,000

Total Short-Term Investments (cost—$9,465,532)		9,466,154

	Contracts
Options Purchased (c)(e)—2.0%
Call Options—1.4%
iPath S&P 500 VIX, strike price $14.00, expires 12/6/13	73	292
strike price $55.00, expires 12/13/13	11	138
strike price $13.00, expires 12/21/13	3	38
strike price $14.00, expires 12/21/13	6	39
strike price $52.00, expires 12/27/13	5	333
strike price $53.00, expires 12/27/13	5	283
Russell 2000 Index, strike price $1,220.00, expires 12/6/13	50	250
strike price $1,080.00, expires 12/21/13	2	12,600
strike price $1,160.00, expires 12/21/13	2	1,400
strike price $1,250.00, expires 12/21/13	10	150
strike price $1,160.00, expires 1/18/14	2	3,170
strike price $1,270.00, expires 1/18/14	13	455
strike price $1,280.00, expires 1/18/14	4	110
Russell 2000 Index Flex, strike price $1,117.00, expires 12/2/13	2	5,219
strike price $1,139.00, expires 12/4/13	2	1,768
strike price $1,132.00, expires 12/6/13	2	2,960
strike price $1,132.00, expires 12/9/13	2	3,344
strike price $1,115.00, expires 12/11/13	2	6,195
strike price $1,125.00, expires 12/13/13	2	4,720
strike price $1,136.00, expires 12/16/13	2	3,490
strike price $1,145.00, expires 12/18/13	2	2,643
strike price $1,165.00, expires 12/23/13	2	1,385
strike price $1,168.00, expires 1/2/14	2	1,755

134	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

	Contracts	Value
strike price $1,145.00, expires 1/3/14	2	$3,783
strike price $1,150.00, expires 1/6/14	2	3,499
strike price $1,155.00, expires 1/8/14	2	3,168
strike price $1,260.00, expires 1/8/14	4	129
strike price $1,143.00, expires 1/10/14	2	4,493
strike price $1,260.00, expires 1/10/14	4	148
strike price $1,150.00, expires 1/13/14	2	3,958
strike price $1,270.00, expires 1/13/14	4	128
strike price $1,150.00, expires 1/15/14	2	4,087
strike price $1,275.00, expires 1/15/14	4	124
strike price $1,165.00, expires 1/21/14	2	3,073
strike price $1,280.00, expires 1/21/14	4	150
strike price $1,150.00, expires 1/23/14	2	4,554
strike price $1,280.00, expires 1/23/14	4	166
strike price $1,170.00, expires 1/24/14	2	2,830
strike price $1,290.00, expires 1/24/14	4	129
strike price $1,172.00, expires 1/27/14	2	2,814
strike price $1,290.00, expires 1/27/14	4	149
strike price $1,189.00, expires 1/29/14	2	1,835
strike price $1,300.00, expires 1/29/14	4	125
strike price $1,195.00, expires 1/31/14	2	1,552
strike price $1,310.00, expires 1/31/14	4	98
S&P 500 Index, strike price $1,600.00, expires 12/21/13	2	41,020

		134,749

Put Options—0.6%
iPath S&P 500 VIX, strike price $45.00, expires 12/13/13	11	1,413
strike price $45.00, expires 12/21/13	11	1,930
strike price $41.00, expires 1/18/14	11	1,342
Nasdaq 100 Stock Index, strike price $2,800.00, expires 12/6/13	32	560
strike price $2,900.00, expires 12/13/13	2	70
strike price $2,925.00, expires 12/21/13	4	290
strike price $3,225.00, expires 12/21/13	1	318
strike price $3,250.00, expires 12/21/13	2	715
strike price $3,300.00, expires 12/27/13	1	660
Russell 2000 Index, strike price $950.00, expires 12/6/13	75	375
strike price $1,070.00, expires 12/6/13	3	68

	Contracts	Value
strike price $950.00, expires 12/13/13	6	$135
strike price $1,035.00, expires 12/21/13	5	550
strike price $1,060.00, expires 12/21/13	2	365
strike price $1,110.00, expires 12/21/13	2	1,340
strike price $1,140.00, expires 12/21/13	1	1,570
strike price $1,070.00, expires 12/27/13	1	313
strike price $1,080.00, expires 12/27/13	1	400
S&P 500 Index, strike price $1,490.00, expires 12/6/13	10	125
strike price $1,495.00, expires 12/6/13	10	100
strike price $1,550.00, expires 12/6/13	36	810
strike price $1,600.00, expires 12/6/13	21	892
strike price $1,625.00, expires 12/6/13	28	1,330
strike price $1,720.00, expires 12/6/13	3	338
strike price $1,525.00, expires 12/13/13	4	140
strike price $1,530.00, expires 12/13/13	10	400
strike price $1,600.00, expires 12/13/13	52	3,770
strike price $1,625.00, expires 12/13/13	2	180
strike price $1,720.00, expires 12/13/13	5	1,037
strike price $1,500.00, expires 12/21/13	20	1,050
strike price $1,525.00, expires 12/21/13	10	625
strike price $1,600.00, expires 12/21/13	85	9,562
strike price $1,700.00, expires 12/21/13	3	803
strike price $1,740.00, expires 12/21/13	12	5,820
strike price $1,785.00, expires 12/21/13	3	3,615
strike price $1,740.00, expires 12/27/13	4	2,620
strike price $1,685.00, expires 12/31/13	6	2,070
strike price $1,735.00, expires 12/31/13	7	5,005
strike price $1,755.00, expires 12/31/13	3	2,955
strike price $1,760.00, expires 1/3/14	3	3,570
S&P 500 Index Flex, strike price $1,720.00, expires 12/3/13	2	2
strike price $1,715.00, expires 12/10/13	5	256
strike price $1,725.00, expires 12/17/13	5	1,075
strike price $1,745.00, expires 12/24/13	3	1,697

		62,261

Total Options Purchased (cost—$225,035)		197,010

Total Investments, before options written (cost—$9,690,567)—96.2%		9,663,164

	Contracts	Value
Options Written (c)(e)—(1.8)%
Call Options—(0.9)%
iPath S&P 500 VIX, strike price $17.00, expires 12/6/13	63	$(220)
strike price $60.00, expires 12/13/13	22	(176)
strike price $16.00, expires 12/21/13	18	(108)
strike price $17.00, expires 12/21/13	9	(22)
strike price $18.00, expires 12/21/13	55	(82)
strike price $23.00, expires 12/21/13	49	(196)
strike price $57.00, expires 12/27/13	10	(345)
strike price $58.00, expires 12/27/13	10	(295)
Russell 2000 Index, strike price $1,160.00, expires 12/21/13	10	(7,000)
strike price $1,180.00, expires 12/21/13	1	(235)
strike price $1,190.00, expires 12/21/13	6	(780)
strike price $1,170.00, expires 1/18/14	8	(9,560)
strike price $1,190.00, expires 1/18/14	11	(6,985)
Russell 2000 Index Flex, strike price $1,150.00, expires 12/2/13	6	(1,307)
strike price $1,170.00, expires 12/4/13	6	(156)
strike price $1,165.00, expires 12/6/13	6	(654)
strike price $1,165.00, expires 12/9/13	6	(1,344)
strike price $1,151.00, expires 12/11/13	6	(4,380)
strike price $1,157.00, expires 12/13/13	6	(3,550)
strike price $1,170.00, expires 12/16/13	6	(2,111)
strike price $1,175.00, expires 12/18/13	6	(1,853)
strike price $1,195.00, expires 12/23/13	6	(902)
strike price $1,200.00, expires 1/2/14	6	(1,416)
strike price $1,175.00, expires 1/3/14	6	(4,215)
strike price $1,180.00, expires 1/6/14	6	(3,939)
strike price $1,188.00, expires 1/8/14	6	(3,165)
strike price $1,175.00, expires 1/10/14	6	(5,354)
strike price $1,182.00, expires 1/13/14	6	(4,637)
strike price $1,180.00, expires 1/15/14	6	(5,245)
strike price $1,196.00, expires 1/21/14	6	(3,691)
strike price $1,180.00, expires 1/23/14	6	(6,334)
strike price $1,200.00, expires 1/24/14	6	(3,518)
strike price $1,205.00, expires 1/27/14	6	(3,241)
strike price $1,220.00, expires 1/29/14	6	(2,136)

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	135

Schedule of Investments

November 30, 2013

	Contracts	Value
strike price $1,228.00, expires 1/31/14	6	$(1,959)
S&P 500 Index, strike price $1,880.00, expires 1/18/14	4	(1,780)

		(92,891)

Put Options—(0.9)%
iPath S&P 500 VIX, strike price $42.00, expires 12/13/13	33	(462)
strike price $41.00, expires 12/21/13	16	(440)
strike price $42.00, expires 12/21/13	17	(612)
strike price $38.00, expires 1/18/14	22	(3,905)
Nasdaq 100 Stock Index, strike price $3,175.00, expires 12/6/13	5	(300)
strike price $3,200.00, expires 12/6/13	1	(70)
strike price $2,800.00, expires 12/21/13	4	(200)
strike price $2,850.00, expires 12/21/13	3	(180)
strike price $2,900.00, expires 12/21/13	2	(160)
strike price $3,050.00, expires 12/21/13	4	(540)
strike price $3,075.00, expires 12/21/13	4	(660)
strike price $3,100.00, expires 12/21/13	3	(547)
strike price $3,125.00, expires 12/21/13	2	(400)
strike price $3,150.00, expires 12/21/13	4	(900)
strike price $3,200.00, expires 12/21/13	1	(285)
strike price $3,225.00, expires 12/27/13	2	(780)
strike price $3,250.00, expires 1/3/14	1	(615)
strike price $3,230.00, expires 1/18/14	3	(2,970)
Russell 2000 Index, strike price $1,010.00, expires 12/6/13	8	(100)
strike price $1,040.00, expires 12/6/13	6	(135)
strike price $995.00, expires 12/21/13	10	(575)
strike price $1,000.00, expires 12/21/13	22	(1,375)
strike price $1,005.00, expires 12/21/13	11	(742)
strike price $1,025.00, expires 12/21/13	9	(832)
strike price $1,040.00, expires 12/21/13	9	(1,125)
strike price $1,070.00, expires 12/21/13	4	(910)
strike price $1,050.00, expires 12/27/13	4	(830)
strike price $1,050.00, expires 1/3/14	3	(795)
S&P 500 Index, strike price $1,665.00, expires 12/6/13	5	(300)
strike price $1,670.00, expires 12/6/13	5	(362)
strike price $1,680.00, expires 12/6/13	6	(420)

	Contracts	Value
strike price $1,650.00, expires 12/13/13	6	$(645)
strike price $1,670.00, expires 12/13/13	20	(2,500)
strike price $1,675.00, expires 12/13/13	5	(650)
strike price $1,680.00, expires 12/13/13	10	(1,350)
strike price $1,620.00, expires 12/21/13	8	(1,020)
strike price $1,670.00, expires 12/21/13	4	(770)
strike price $1,690.00, expires 12/21/13	9	(2,093)
strike price $1,695.00, expires 12/21/13	10	(2,475)
strike price $1,700.00, expires 12/21/13	10	(2,675)
strike price $1,735.00, expires 12/21/13	6	(2,670)
strike price $1,700.00, expires 12/27/13	10	(3,650)
strike price $1,630.00, expires 12/31/13	7	(1,383)
strike price $1,635.00, expires 12/31/13	12	(2,490)
strike price $1,640.00, expires 12/31/13	7	(1,523)
strike price $1,645.00, expires 12/31/13	11	(2,503)
strike price $1,670.00, expires 12/31/13	5	(1,475)
strike price $1,675.00, expires 12/31/13	10	(3,075)
strike price $1,715.00, expires 12/31/13	6	(3,150)
strike price $1,695.00, expires 1/3/14	2	(930)
strike price $1,705.00, expires 1/3/14	5	(2,575)
strike price $1,720.00, expires 1/3/14	6	(3,840)
strike price $1,660.00, expires 1/18/14	18	(9,270)
strike price $1,665.00, expires 1/18/14	10	(5,450)
strike price $1,670.00, expires 1/18/14	2	(1,150)
strike price $1,675.00, expires 1/18/14	3	(1,815)
S&P 500 Index Flex, strike price $1,685.00, expires 12/3/13	4	—(d )
strike price $1,676.00, expires 12/10/13	10	(161)
strike price $1,685.00, expires 12/17/13	10	(906)
strike price $1,710.00, expires 12/24/13	6	(1,826)
S&P 500 PM Index, strike price $1,625.00, expires 12/31/13	7	(1,348)

		(87,895)

Total Options Written (premiums received—$295,248)		(180,786)

Total Investments, net of options written (cost—$9,395,319)—94.4%		9,482,378

Other assets less other liabilities—5.6%		563,759

Net Assets—100.0%		$10,046,137

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Rates reflect the effective yields at purchase date.

(c) Non-income producing.

(d) Value less than $1.

(e) Exchange traded-Chicago Board Options Exchange.

Glossary:

VIX—Volatility Index

136	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

AllianzGI Ultra Micro Cap Fund

	Shares	Value
Common Stock—95.5%
Aerospace & Defense—2.3%
Astronics Corp. (a)	34,580	$1,808,188
Sparton Corp. (a)	40,800	1,051,008

		2,859,196

Air Freight & Logistics—1.9%
Park-Ohio Holdings Corp. (a)	32,900	1,400,882
XPO Logistics, Inc. (a)	45,000	1,033,200

		2,434,082

Auto Components—2.9%
Motorcar Parts of America, Inc. (a)	115,800	2,036,922
Quantum Fuel Systems Technologies Worldwide, Inc. (a)	58,720	403,406
Stoneridge, Inc. (a)	96,100	1,240,651

		3,680,979

Biotechnology—2.9%
Insys Therapeutics, Inc. (a)	26,600	1,173,060
Repligen Corp. (a)	145,065	1,954,026
Sunesis Pharmaceuticals, Inc. (a)	88,900	448,945

		3,576,031

Building Products—1.1%
Patrick Industries, Inc. (a)	43,800	1,368,750

Capital Markets—0.6%
Medley Capital Corp.	55,693	798,081

Chemicals—1.0%
American Pacific Corp. (a)	29,000	1,199,150

Commercial Banks—0.8%
Park Sterling Corp.	134,100	950,769

Commercial Services & Supplies—1.0%
Ceco Environmental Corp.	79,600	1,268,028

Communications Equipment—4.9%
Alliance Fiber Optic Products, Inc.	52,300	771,425
Bel Fuse, Inc., Class B	31,619	718,700
CalAmp Corp. (a)	91,800	2,289,492
ShoreTel, Inc. (a)	155,232	1,254,274
Westell Technologies, Inc., Class A (a)	144,680	603,316
Zhone Technologies, Inc. (a)	103,065	552,428

		6,189,635

Consumer Finance—0.9%
Regional Management Corp. (a)	33,000	1,109,790

Diversified Consumer Services—1.2%
Carriage Services, Inc.	79,500	1,492,215

Diversified Financial Services—0.8%
Marlin Business Services Corp.	42,600	1,058,610

Diversified Telecommunication Services—2.2%
8x8, Inc. (a)	127,800	1,331,676
inContact, Inc. (a)	193,200	1,449,000

		2,780,676

Electrical Equipment—2.3%
Coleman Cable, Inc.	45,400	1,114,570
PowerSecure International, Inc. (a)	98,100	1,723,617

		2,838,187

Electronic Equipment, Instruments & Components—1.0%
Speed Commerce, Inc. (a)	321,486	1,266,655

	Shares	Value
Energy Equipment & Services—1.2%
RigNet, Inc. (a)	34,100	$1,448,568

Food Products—1.7%
Inventure Foods, Inc. (a)	84,279	1,077,928
John B Sanfilippo & Son, Inc.	38,700	986,463

		2,064,391

Health Care Equipment & Supplies—12.6%
Anika Therapeutics, Inc. (a)	70,700	2,428,545
Antares Pharma, Inc. (a)	162,300	639,462
AtriCure, Inc. (a)	55,700	872,262
Cardiovascular Systems, Inc. (a)	54,800	1,819,360
Cynosure, Inc., Class A (a)	38,700	1,001,943
Rockwell Medical, Inc. (a)	76,777	1,123,247
Spectranetics Corp. (a)	69,300	1,611,918
Staar Surgical Co. (a)	78,400	989,408
SurModics, Inc. (a)	40,500	976,860
TearLab Corp. (a)	147,300	1,380,201
Trinity Biotech PLC ADR	68,200	1,747,966
Vascular Solutions, Inc. (a)	54,800	1,142,580

		15,733,752

Health Care Providers & Services—4.6%
AMN Healthcare Services, Inc. (a)	80,940	1,123,447
BioTelemetry, Inc. (a)	88,900	932,561
Capital Senior Living Corp. (a)	60,000	1,339,800
Five Star Quality Care, Inc. (a)	202,300	997,339
Providence Service Corp. (a)	50,200	1,376,484

		5,769,631

Health Care Technology—1.9%
HealthStream, Inc. (a)	21,400	719,896
Icad, Inc. (a)	115,600	998,784
Streamline Health Solutions, Inc. (a)	98,100	601,353

		2,320,033

Hotels, Restaurants & Leisure—0.9%
Fiesta Restaurant Group, Inc. (a)	6,283	307,679
Monarch Casino & Resort, Inc. (a)	45,000	798,750

		1,106,429

Household Durables—0.9%
Dixie Group, Inc. (a)	83,094	1,078,560

Household Products—0.9%
Orchids Paper Products Co.	35,800	1,172,092

Insurance—2.6%
Federated National Holding Co.	64,300	869,336
HCI Group, Inc.	47,900	2,384,941

		3,254,277

Internet Software & Services—6.8%
Autobytel, Inc. (a)	97,400	1,207,760
Brightcove, Inc. (a)	102,200	1,454,306
eGain Corp. (a)	92,700	1,066,977
Internap Network Services Corp. (a)	131,400	1,010,466
Points International Ltd. (a)	72,200	1,885,142
support.com, Inc. (a)	213,100	852,400
Zix Corp. (a)	230,400	1,066,752

		8,543,803

IT Services—0.8%
Information Services Group, Inc. (a)	230,700	945,870

Leisure Equipment & Products—1.2%
Nautilus, Inc. (a)	203,500	1,540,495

	Shares	Value
Life Sciences Tools & Services—1.2%
Albany Molecular Research, Inc. (a)	122,500	$1,479,800

Machinery—3.0%
Manitex International, Inc. (a)	102,100	1,359,972
NN, Inc.	64,700	1,290,765
Xerium Technologies, Inc. (a)	87,900	1,159,401

		3,810,138

Media—2.8%
Carmike Cinemas, Inc. (a)	48,800	1,168,272
Entravision Communications Corp., Class A	232,800	1,538,808
ReachLocal, Inc. (a)	63,100	798,215

		3,505,295

Oil, Gas & Consumable Fuels—3.5%
Emerald Oil, Inc. (a)	139,900	1,015,674
Evolution Petroleum Corp. (a)	79,600	983,856
Gastar Exploration Ltd. (a)	198,700	1,170,343
StealthGas, Inc. (a)	97,500	1,197,300

		4,367,173

Personal Products—0.6%
Female Health Co.	85,200	780,432

Pharmaceuticals—3.6%
AcelRx Pharmaceuticals, Inc. (a)	57,900	566,262
Cempra, Inc. (a)	38,300	495,219
Horizon Pharma, Inc. (a)	145,903	1,053,420
Lannett Co., Inc. (a)	80,400	2,375,016

		4,489,917

Professional Services—3.0%
Barrett Business Services, Inc.	27,200	2,298,944
GP Strategies Corp. (a)	48,300	1,440,789

		3,739,733

Road & Rail—1.8%
Celadon Group, Inc.	32,900	685,307
Saia, Inc. (a)	43,900	1,524,647

		2,209,954

Semiconductors & Semiconductor Equipment—3.7%
Cascade Microtech, Inc. (a)	76,600	798,172
Cohu, Inc.	17,540	173,821
FormFactor, Inc. (a)	123,000	666,660
MaxLinear, Inc., Class A (a)	143,959	1,223,652
PDF Solutions, Inc. (a)	75,100	1,742,320

		4,604,625

Software—1.8%
ePlus, Inc.	17,400	939,948
Evolving Systems, Inc.	55,100	550,449
Park City Group, Inc. (a)	76,000	703,760

		2,194,157

Specialty Retail—2.3%
Christopher & Banks Corp. (a)	77,400	485,298
Destination Maternity Corp.	38,900	1,188,006
Kirkland’s, Inc. (a)	47,200	1,209,264

		2,882,568

Textiles, Apparel & Luxury Goods—0.6%
Rocky Brands, Inc.	50,500	776,185

Thrifts & Mortgage Finance—2.2%
BofI Holding, Inc. (a)	16,500	1,352,340
Tree.com, Inc.	48,000	1,448,160

		2,800,500

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	137

Schedule of Investments

November 30, 2013

	Shares	Value
Trading Companies & Distributors—1.5%
Aceto Corp.	87,500	$1,883,875

Total Common Stock (cost—$92,108,867)		119,373,087

	Principal Amount (000s)
Repurchase Agreements—6.1%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $7,658,000; collateralized by Freddie Mac, 2.23%, due 1/10/23, valued at $7,814,925 including accrued interest
(cost—$7,658,000)	$7,658	7,658,000

Total Investments (cost—$99,766,867)—101.6%		127,031,087

Liabilities in excess of other assets—(1.6)%		(2,007,568)

Net Assets—100.0%		$125,023,519

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI U.S. Emerging Growth Fund

	Shares	Value
Common Stock—96.4%
Aerospace & Defense—0.7%
Curtiss-Wright Corp. (a)	4,900	$258,573

Airlines—0.8%
Spirit Airlines, Inc. (b)	6,100	279,807

Auto Components—2.1%
American Axle & Manufacturing Holdings, Inc. (b)	13,200	264,000
Gentherm, Inc. (b)	10,000	241,600
Tower International, Inc. (b)	11,100	238,539

		744,139

Automobiles—0.9%
Winnebago Industries, Inc. (b)	10,000	309,600

Biotechnology—3.9%
Aegerion Pharmaceuticals, Inc. (b)	2,200	156,046
Alkermes PLC (b)	6,100	246,318
Cubist Pharmaceuticals, Inc. (b)	2,900	198,679
Keryx Biopharmaceuticals, Inc. (b)	13,200	183,348
Ligand Pharmaceuticals, Inc., Class B (b)	4,300	239,424
NPS Pharmaceuticals, Inc. (b)	12,100	319,561

		1,343,376

Capital Markets—0.7%
ICG Group, Inc. (b)	13,400	230,346

Chemicals—1.5%
Chemtura Corp. (b)	8,800	232,320
PolyOne Corp.	9,086	294,932

		527,252

Commercial Banks—4.8%
Cathay General Bancorp	10,300	284,589
First Financial Holdings, Inc.	3,567	234,958
FirstMerit Corp.	12,134	278,597
PrivateBancorp, Inc.	12,100	335,533
Sterling Financial Corp.	6,100	199,165
Western Alliance Bancorp (b)	14,300	332,046

		1,664,888

Commercial Services & Supplies—0.6%
Steelcase, Inc., Class A	12,700	207,391

Communications Equipment—3.6%
ARRIS Group, Inc. (b)	11,400	233,928
EchoStar Corp., Class A (b)	5,300	265,265
Extreme Networks, Inc. (b)	40,702	282,879
Finisar Corp. (b)	10,400	215,176
Ubiquiti Networks, Inc.	6,200	244,280

		1,241,528

Computers & Peripherals—0.8%
Electronics for Imaging, Inc. (b)	7,100	281,160

Construction & Engineering—2.5%
Dycom Industries, Inc. (b)	8,500	240,550
Primoris Services Corp.	11,781	338,821
Tutor Perini Corp. (b)	12,200	298,778

		878,149

Construction Materials—0.6%
Eagle Materials, Inc.	2,700	210,600

Consumer Finance—0.7%
Portfolio Recovery Associates, Inc. (b)	4,200	245,280

Distributors—0.9%
Core-Mark Holding Co., Inc.	4,200	310,044

	Shares	Value
Diversified Telecommunication Services—0.6%
8x8, Inc. (b)	19,286	$200,960

Energy Equipment & Services—2.2%
Hercules Offshore, Inc. (b)	29,553	188,844
Parker Drilling Co. (b)	37,300	295,789
TETRA Technologies, Inc. (b)	23,600	291,224

		775,857

Food Products—1.4%
B&G Foods, Inc.	6,700	232,021
Boulder Brands, Inc. (b)	17,500	267,925

		499,946

Health Care Equipment & Supplies—1.5%
Antares Pharma, Inc. (b)	45,200	178,088
Cynosure, Inc., Class A (b)	5,400	139,806
Endologix, Inc. (b)	12,400	221,588

		539,482

Health Care Providers & Services—3.7%
Acadia Healthcare Co., Inc. (b)	7,000	323,400
Centene Corp. (b)	3,500	209,055
Hanger, Inc. (b)	7,000	271,880
MWI Veterinary Supply, Inc. (b)	1,200	218,604
Team Health Holdings, Inc. (b)	6,006	280,660

		1,303,599

Hotels, Restaurants & Leisure—4.4%
Bally Technologies, Inc. (b)	3,500	260,995
Cheesecake Factory, Inc.	5,500	268,125
Marriott Vacations Worldwide Corp. (b)	4,800	250,752
Pinnacle Entertainment, Inc. (b)	9,700	243,858
Six Flags Entertainment Corp.	7,700	286,517
Sonic Corp. (b)	12,100	239,459

		1,549,706

Household Durables—0.6%
Ryland Group, Inc.	5,100	201,552

Insurance—2.4%
Amtrust Financial Services, Inc.	7,030	293,924
Hilltop Holdings, Inc. (b)	14,500	343,795
Stewart Information Services Corp.	6,400	203,904

		841,623

Internet Software & Services—2.4%
Blucora, Inc. (b)	12,100	351,868
Global Eagle Entertainment, Inc. (b)	3,189	48,951
Internap Network Services Corp. (b)	21,400	164,566
Web.com Group, Inc. (b)	9,600	274,080

		839,465

IT Services—3.0%
EPAM Systems, Inc. (b)	6,900	244,743
iGATE Corp. (b)	8,100	271,188
MAXIMUS, Inc.	6,400	291,200
WEX, Inc. (b)	2,300	228,298

		1,035,429

Leisure Equipment & Products—0.5%
Arctic Cat, Inc.	3,400	191,318

Life Sciences Tools & Services—1.8%
Albany Molecular Research, Inc. (b)	14,800	178,784
ICON PLC (b)	6,500	247,910
PAREXEL International Corp. (b)	4,600	189,612

		616,306

138	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

	Shares	Value
Machinery—3.2%
Chart Industries, Inc. (b)	1,900	$184,870
Manitowoc Co., Inc.	10,000	205,900
Middleby Corp. (b)	1,300	287,092
Trimas Corp. (b)	7,200	263,376
Wabash National Corp. (b)	15,400	186,956

		1,128,194

Media—2.3%
Cumulus Media, Inc., Class A (b)	44,400	309,912
Imax Corp. (b)	7,700	237,391
Lions Gate Entertainment Corp. (b)	7,800	246,792

		794,095

Metals & Mining—2.3%
Kaiser Aluminum Corp.	3,400	228,888
U.S. Silica Holdings, Inc.	8,500	293,335
Worthington Industries, Inc.	6,600	276,738

		798,961

Oil, Gas & Consumable Fuels—5.7%
Bonanza Creek Energy, Inc. (b)	5,580	255,955
Carrizo Oil & Gas, Inc. (b)	6,100	246,684
Diamondback Energy, Inc. (b)	4,800	238,752
Matador Resources Co. (b)	13,000	283,270
Oasis Petroleum, Inc. (b)	5,700	262,941
Rex Energy Corp. (b)	11,400	218,652
Sanchez Energy Corp. (b)	8,700	223,329
Scorpio Tankers, Inc.	23,500	269,780

		1,999,363

Paper & Forest Products—1.1%
KapStone Paper and Packaging Corp.	7,400	394,272

Pharmaceuticals—4.8%
AVANIR Pharmaceuticals, Inc., Class A (b)	37,600	166,944
Medicines Co. (b)	7,200	263,592
Nektar Therapeutics (b)	17,700	222,312
Pacira Pharmaceuticals, Inc. (b)	4,900	270,431
Questcor Pharmaceuticals, Inc.	3,100	179,831
Salix Pharmaceuticals Ltd. (b)	3,500	296,835
ViroPharma, Inc. (b)	5,400	267,354

		1,667,299

Professional Services—2.4%
Huron Consulting Group, Inc. (b)	4,500	267,480
On Assignment, Inc. (b)	7,200	245,016
WageWorks, Inc. (b)	5,800	332,340

		844,836

Road & Rail—4.0%
Arkansas Best Corp.	9,100	296,114
Genesee & Wyoming, Inc., Class A (b)	2,600	250,120
Roadrunner Transportation Systems, Inc. (b)	9,700	265,586
Ryder System, Inc.	3,900	272,376
Swift Transportation Co. (b)	13,100	303,265

		1,387,461

Semiconductors & Semiconductor Equipment—4.5%
Advanced Energy Industries, Inc. (b)	11,800	281,076
Kulicke & Soffa Industries, Inc. (b)	16,500	208,230
Magnachip Semiconductor Corp. (b)	9,300	188,790
Power Integrations, Inc.	2,700	144,342
Semtech Corp. (b)	5,200	154,544
SunEdison, Inc. (b)	23,700	301,227
Synaptics, Inc. (b)	5,700	287,907

		1,566,116

	Shares	Value
Software—7.0%
ACI Worldwide, Inc. (b)	4,064	$262,250
Aspen Technology, Inc. (b)	8,600	339,958
Cadence Design Systems, Inc. (b)	14,500	192,125
CommVault Systems, Inc. (b)	2,200	164,670
Guidewire Software, Inc. (b)	5,400	257,742
Mentor Graphics Corp.	14,600	328,865
PTC, Inc. (b)	7,700	250,558
Synchronoss Technologies, Inc. (b)	8,700	276,051
Tangoe, Inc. (b)	5,900	92,866
Ultimate Software Group, Inc. (b)	1,800	282,042

		2,447,127

Specialty Retail—2.8%
Conn’s, Inc. (b)	4,300	259,419
Genesco, Inc. (b)	3,100	232,221
GNC Holdings, Inc., Class A	4,800	288,864
Lithia Motors, Inc., Class A	3,000	198,240

		978,744

Textiles, Apparel & Luxury Goods—2.2%
Deckers Outdoor Corp. (b)	3,800	314,032
Movado Group, Inc.	4,800	218,496
Skechers U.S.A., Inc., Class A (b)	6,600	221,892

		754,420

Thrifts & Mortgage Finance—1.6%
EverBank Financial Corp.	15,838	270,355
Ocwen Financial Corp. (b)	4,800	271,968

		542,323

Trading Companies & Distributors—2.1%
Air Lease Corp.	7,900	250,193
Aircastle Ltd.	14,600	273,312
H&E Equipment Services, Inc. (b)	7,200	205,416

		728,921

Transportation Infrastructure—0.8%
Macquarie Infrastructure Co. LLC	4,800	261,744

Total Common Stock (cost—$21,961,574)		33,621,252

	Principal Amount (000s)
Repurchase Agreements—3.7%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $1,305,000; collateralized by Freddie Mac, 2.23%, due 1/10/23, valued at $1,334,819 including accrued interest
(cost—$1,305,000)	$1,305	1,305,000

Total Investments (cost—$23,266,574)—100.1%		34,926,252

Liabilities in excess of other assets—(0.1)%		(29,513)

Net Assets—100.0%		$34,896,739

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

AllianzGI U.S. Equity Hedged Fund

	Shares	Value
Common Stock (a)—90.5%
Aerospace & Defense—2.5%
Boeing Co.	283	$37,993
General Dynamics Corp.	134	12,283
Honeywell International, Inc.	320	28,323
L-3 Communications Holdings, Inc.	35	3,621
Lockheed Martin Corp.	109	15,442
Northrop Grumman Corp.	93	10,479
Precision Castparts Corp.	59	15,249
Raytheon Co.	131	11,617
Rockwell Collins, Inc.	54	3,927
Textron, Inc.	114	3,788
United Technologies Corp.	344	38,136

		180,858

Air Freight & Logistics—0.8%
C.H. Robinson Worldwide, Inc.	64	3,752
Expeditors International of Washington, Inc.	83	3,605
FedEx Corp.	121	16,783
United Parcel Service, Inc., Class B	294	30,100

		54,240

Airlines—0.2%
Delta Air Lines, Inc.	350	10,143
Southwest Airlines Co.	288	5,354

		15,497

Auto Components—0.4%
BorgWarner, Inc.	46	4,930
Delphi Automotive PLC	114	6,675
Goodyear Tire & Rubber Co.	100	2,226
Johnson Controls, Inc.	279	14,092

		27,923

Automobiles—0.7%
Ford Motor Co.	1,601	27,345
General Motors Co. (b)	384	14,872
Harley-Davidson, Inc.	91	6,099

		48,316

Beverages—2.0%
Beam, Inc.	65	4,390
Brown-Forman Corp., Class B	65	4,876
Coca-Cola Co.	1,549	62,254
Coca-Cola Enterprises, Inc.	101	4,236
Constellation Brands, Inc., Class A (b)	67	4,718
Dr. Pepper Snapple Group, Inc.	82	3,957
Molson Coors Brewing Co., Class B	63	3,318
Monster Beverage Corp. (b)	54	3,196
PepsiCo, Inc.	629	53,125

		144,070

Biotechnology—2.2%
Alexion Pharmaceuticals, Inc. (b)	79	9,835
Amgen, Inc.	307	35,023
Biogen Idec, Inc. (b)	96	27,933
Celgene Corp. (b)	167	27,016
Gilead Sciences, Inc. (b)	625	46,756
Regeneron Pharmaceuticals, Inc. (b)	31	9,110
Vertex Pharmaceuticals, Inc. (b)	94	6,525

		162,198

Building Products—0.0%
Masco Corp.	145	3,251

Capital Markets—2.0%
Ameriprise Financial, Inc.	80	8,660
Bank of New York Mellon Corp.	469	15,805
BlackRock, Inc.	50	15,137
Charles Schwab Corp.	471	11,530

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	139

Schedule of Investments

November 30, 2013

	Shares	Value
E*TRADE Financial Corp. (b)	116	$2,079
Franklin Resources, Inc.	165	9,139
Goldman Sachs Group, Inc.	169	28,551
Invesco Ltd.	181	6,308
Legg Mason, Inc.	44	1,721
Morgan Stanley	567	17,747
Northern Trust Corp.	92	5,427
State Street Corp.	182	13,215
T Rowe Price Group, Inc.	106	8,529

		143,848

Chemicals—2.3%
Air Products & Chemicals, Inc.	84	9,142
Airgas, Inc.	26	2,824
CF Industries Holdings, Inc.	23	5,000
Dow Chemical Co.	493	19,257
Eastman Chemical Co.	62	4,776
Ecolab, Inc.	110	11,789
EI du Pont de Nemours & Co.	377	23,140
FMC Corp.	54	3,934
International Flavors & Fragrances, Inc.	32	2,827
LyondellBasell Industries NV, Class A	183	14,124
Monsanto Co.	216	24,479
Mosaic Co.	139	6,658
PPG Industries, Inc.	57	10,491
Praxair, Inc.	120	15,151
Sherwin-Williams Co.	34	6,223
Sigma-Aldrich Corp.	48	4,140

		163,955

Commercial Banks—2.5%
BB&T Corp.	287	9,970
Comerica, Inc.	74	3,356
Fifth Third Bancorp	362	7,356
Huntington Bancshares, Inc.	338	3,103
KeyCorp	371	4,730
M&T Bank Corp.	52	5,999
PNC Financial Services Group, Inc.	216	16,621
Regions Financial Corp.	569	5,536
SunTrust Banks, Inc.	220	7,971
U.S. Bancorp	750	29,415
Wells Fargo & Co.	1,962	86,367
Zions Bancorporation	74	2,171

		182,595

Commercial Services & Supplies—0.4%
ADT Corp.	81	3,285
Cintas Corp.	41	2,276
Iron Mountain, Inc.	68	1,912
Pitney Bowes, Inc.	81	1,877
Republic Services, Inc.	110	3,840
Stericycle, Inc. (b)	34	3,994
Tyco International Ltd.	188	7,170
Waste Management, Inc.	177	8,086

		32,440

Communications Equipment—1.6%
Cisco Systems, Inc.	2,179	46,304
F5 Networks, Inc. (b)	31	2,550
Harris Corp.	43	2,774
JDS Uniphase Corp. (b)	96	1,165
Juniper Networks, Inc. (b)	206	4,176
Motorola Solutions, Inc.	96	6,324
QUALCOMM, Inc.	701	51,580

		114,873

Computers & Peripherals—3.8%
Apple, Inc.	370	205,746
EMC Corp.	849	20,249
Hewlett-Packard Co.	784	21,443
NetApp, Inc.	137	5,651
SanDisk Corp.	92	6,270
Seagate Technology PLC	132	6,473
Western Digital Corp.	85	6,378

		272,210

	Shares	Value
Construction & Engineering—0.1%
Fluor Corp.	66	$5,136
Jacobs Engineering Group, Inc. (b)	52	3,108
Quanta Services, Inc. (b)	87	2,576

		10,820

Construction Materials—0.0%
Vulcan Materials Co.	52	2,931

Consumer Finance—0.9%
American Express Co.	379	32,518
Capital One Financial Corp.	238	17,048
Discover Financial Services	198	10,554
SLM Corp.	177	4,717

		64,837

Containers & Packaging—0.2%
Avery Dennison Corp.	40	1,956
Ball Corp.	59	2,949
Bemis Co., Inc.	41	1,600
Owens-Illinois, Inc. (b)	66	2,178
Sealed Air Corp.	79	2,537

		11,220

Distributors—0.1%
Genuine Parts Co.	62	5,136

Diversified Consumer Services—0.0%
H&R Block, Inc.	111	3,096

Diversified Financial Services—4.8%
Bank of America Corp.	4,367	69,086
Berkshire Hathaway, Inc., Class B (b)	735	85,650
Citigroup, Inc.	1,236	65,409
CME Group, Inc.	128	10,490
IntercontinentalExchange Group, Inc.	45	9,598
JPMorgan Chase & Co.	1,530	87,547
Leucadia National Corp.	127	3,640
McGraw Hill Financial, Inc.	112	8,344
Moody’s Corp.	77	5,746
NASDAQ OMX Group, Inc.	46	1,807

		347,317

Diversified Telecommunication Services—2.0%
AT&T, Inc.	2,157	75,948
CenturyLink, Inc.	244	7,491
Frontier Communications Corp.	407	1,905
Verizon Communications, Inc.	1,162	57,658
Windstream Holdings, Inc.	241	1,945

		144,947

Electric Utilities—1.5%
American Electric Power Co., Inc.	199	9,365
Duke Energy Corp.	288	20,149
Edison International	132	6,100
Entergy Corp.	71	4,394
Exelon Corp.	349	9,392
FirstEnergy Corp.	169	5,514
NextEra Energy, Inc.	173	14,634
Northeast Utilities	128	5,258
Pepco Holdings, Inc.	102	1,946
Pinnacle West Capital Corp.	44	2,348
PPL Corp.	257	7,892
Southern Co.	357	14,505
Xcel Energy, Inc.	203	5,688

		107,185

Electrical Equipment—0.7%
AMETEK, Inc.	100	4,922
Eaton Corp. PLC	193	14,023
Emerson Electric Co.	291	19,494
Rockwell Automation, Inc.	55	6,247
Roper Industries, Inc.	40	5,188

		49,874

	Shares	Value
Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp., Class A	64	$5,440
Corning, Inc.	596	10,180
FLIR Systems, Inc.	56	1,661
Jabil Circuit, Inc.	74	1,500
Molex, Inc.	55	2,125
TE Connectivity Ltd.	168	8,857

		29,763

Energy Equipment & Services—1.7%
Baker Hughes, Inc.	181	10,310
Cameron International Corp. (b)	100	5,539
Diamond Offshore Drilling, Inc.	28	1,681
Ensco PLC, Class A	95	5,613
FMC Technologies, Inc. (b)	96	4,618
Halliburton Co.	344	18,122
Helmerich & Payne, Inc.	43	3,311
Nabors Industries Ltd.	106	1,754
National Oilwell Varco, Inc.	174	14,181
Noble Corp. PLC	103	3,926
Rowan Cos. PLC, Class A (b)	50	1,731
Schlumberger Ltd.	540	47,747
Transocean Ltd.	138	6,952

		125,485

Food & Staples Retailing—2.2%
Costco Wholesale Corp.	177	22,201
CVS Caremark Corp.	501	33,547
Kroger Co.	211	8,809
Safeway, Inc.	99	3,462
Sysco Corp.	240	8,071
Wal-Mart Stores, Inc.	664	53,791
Walgreen Co.	354	20,957
Whole Foods Market, Inc.	151	8,547

		159,385

Food Products—1.4%
Archer-Daniels-Midland Co.	269	10,827
Campbell Soup Co.	71	2,750
ConAgra Foods, Inc.	171	5,641
General Mills, Inc.	262	13,213
Hershey Co.	60	5,814
Hormel Foods Corp.	54	2,431
JM Smucker Co.	42	4,378
Kellogg Co.	105	6,367
Kraft Foods Group, Inc.	242	12,855
McCormick & Co., Inc.	53	3,657
Mead Johnson Nutrition Co.	82	6,930
Mondelez International, Inc., Class A	727	24,376
Tyson Foods, Inc., Class A	113	3,581

		102,820

Gas Utilities—0.1%
AGL Resources, Inc.	47	2,187
ONEOK, Inc.	83	4,820

		7,007

Health Care Equipment & Supplies—1.9%
Abbott Laboratories	635	24,251
Baxter International, Inc.	221	15,127
Becton Dickinson and Co.	77	8,361
Boston Scientific Corp. (b)	548	6,346
CareFusion Corp. (b)	87	3,467
Covidien PLC	187	12,765
CR Bard, Inc.	31	4,305
DENTSPLY International, Inc.	57	2,711
Edwards Lifesciences Corp. (b)	45	2,949
Intuitive Surgical, Inc. (b)	15	5,654
Medtronic, Inc.	407	23,329
St. Jude Medical, Inc.	116	6,777
Stryker Corp.	120	8,930
Varian Medical Systems, Inc. (b)	43	3,356
Zimmer Holdings, Inc.	68	6,216

		134,544

140	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

	Shares	Value
Health Care Providers & Services—1.9%
Aetna, Inc.	151	$10,409
AmerisourceBergen Corp.	94	6,630
Cardinal Health, Inc.	137	8,850
Cigna Corp.	114	9,969
DaVita HealthCare Partners, Inc. (b)	71	4,228
Express Scripts Holding Co. (b)	331	22,293
Humana, Inc.	63	6,551
Laboratory Corp. of America Holdings (b)	36	3,667
McKesson Corp.	93	15,428
Patterson Cos., Inc.	33	1,369
Quest Diagnostics, Inc.	61	3,717
Tenet Healthcare Corp. (b)	41	1,769
UnitedHealth Group, Inc.	414	30,835
WellPoint, Inc.	122	11,331

		137,046

Health Care Technology—0.1%
Cerner Corp. (b)	120	6,896

Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	179	6,464
Chipotle Mexican Grill, Inc. (b)	12	6,286
Darden Restaurants, Inc.	52	2,773
International Game Technology	106	1,854
Marriott International, Inc., Class A	92	4,326
McDonald’s Corp.	407	39,629
Starbucks Corp.	306	24,927
Starwood Hotels & Resorts Worldwide, Inc.	79	5,884
Wyndham Worldwide Corp.	53	3,800
Wynn Resorts Ltd.	32	5,308
Yum! Brands, Inc.	182	14,138

		115,389

Household Durables—0.3%
DR Horton, Inc.	115	2,286
Garmin Ltd.	49	2,379
Harman International Industries, Inc.	27	2,188
Leggett & Platt, Inc.	56	1,692
Lennar Corp., Class A	67	2,396
Newell Rubbermaid, Inc.	116	3,521
PulteGroup, Inc.	142	2,664
Whirlpool Corp.	31	4,735

		21,861

Household Products—1.9%
Clorox Co.	52	4,845
Colgate-Palmolive Co.	360	23,691
Kimberly-Clark Corp.	155	16,920
Procter & Gamble Co.	1,113	93,737

		139,193

Independent Power Producers & Energy Traders—0.1%
AES Corp.	250	3,643
NRG Energy, Inc.	131	3,466

		7,109

Industrial Conglomerates—2.3%
3M Co.	265	35,380
Danaher Corp.	243	18,177
General Electric Co.	4,138	110,319

		163,876

Insurance—2.8%
ACE Ltd.	137	14,081
Aflac, Inc.	189	12,544
Allstate Corp.	189	10,257
American International Group, Inc.	602	29,949
Aon PLC	125	10,205
Assurant, Inc.	30	1,948
Chubb Corp.	104	10,031
Cincinnati Financial Corp.	59	3,092

	Shares	Value
Genworth Financial, Inc., Class A (b)	201	$3,037
Hartford Financial Services Group, Inc.	185	6,592
Lincoln National Corp.	107	5,492
Loews Corp.	124	5,871
Marsh & McLennan Cos., Inc.	224	10,629
MetLife, Inc.	457	23,851
Principal Financial Group, Inc.	111	5,620
Progressive Corp.	225	6,284
Prudential Financial, Inc.	189	16,776
Torchmark Corp.	36	2,736
Travelers Cos., Inc.	151	13,702
Unum Group	107	3,592
XL Group PLC	116	3,711

		200,000

Internet & Catalog Retail—1.4%
Amazon.com, Inc. (b)	150	59,043
Expedia, Inc.	43	2,739
Netflix, Inc. (b)	24	8,779
priceline.com, Inc. (b)	21	25,039
TripAdvisor, Inc. (b)	45	3,974

		99,574

Internet Software & Services—2.3%
Akamai Technologies, Inc. (b)	71	3,175
eBay, Inc. (b)	476	24,048
Google, Inc., Class A (b)	113	119,734
VeriSign, Inc. (b)	54	3,070
Yahoo!, Inc. (b)	387	14,311

		164,338

IT Services—3.2%
Accenture PLC, Class A	263	20,375
Automatic Data Processing, Inc.	196	15,684
Cognizant Technology Solutions Corp., Class A (b)	123	11,548
Computer Sciences Corp.	60	3,157
Fidelity National Information Services, Inc.	119	6,031
Fiserv, Inc. (b)	52	5,714
International Business Machines Corp.	420	75,466
Mastercard, Inc., Class A	42	31,954
Paychex, Inc.	132	5,772
Teradata Corp. (b)	66	3,012
Total System Services, Inc.	67	2,080
Visa, Inc., Class A	210	42,727
Western Union Co.	225	3,751

		227,271

Leisure Equipment & Products—0.1%
Hasbro, Inc.	46	2,476
Mattel, Inc.	140	6,478

		8,954

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	134	7,179
Life Technologies Corp. (b)	69	5,223
PerkinElmer, Inc.	45	1,712
Thermo Fisher Scientific, Inc.	146	14,724
Waters Corp. (b)	34	3,384

		32,222

Machinery—1.6%
Caterpillar, Inc.	260	21,996
Cummins, Inc.	70	9,265
Deere & Co.	155	13,057
Dover Corp.	68	6,170
Flowserve Corp.	56	3,997
Illinois Tool Works, Inc.	167	13,290
Ingersoll-Rand PLC	110	7,856
Joy Global, Inc.	43	2,432
PACCAR, Inc.	144	8,253
Pall Corp.	45	3,767
Parker Hannifin Corp.	60	7,070

	Shares	Value
Pentair Ltd.	80	$5,658
Snap-on, Inc.	23	2,442
Stanley Black & Decker, Inc.	64	5,209
Xylem, Inc.	74	2,557

		113,019

Media—3.3%
Cablevision Systems Corp., Class A	87	1,459
CBS Corp., Class B	229	13,410
Comcast Corp., Class A	1,067	53,211
DIRECTV (b)	208	13,751
Discovery Communications, Inc., Class A (b)	94	8,203
Gannett Co., Inc.	93	2,517
Graham Holdings Co., Class B	2	1,347
Interpublic Group of Cos., Inc.	171	2,976
News Corp., Class A (b)	203	3,646
Omnicom Group, Inc.	105	7,502
Scripps Networks Interactive, Inc., Class A	44	3,282
Time Warner Cable, Inc.	116	16,034
Time Warner, Inc.	375	24,641
Twenty-First Century Fox, Inc.	811	27,160
Viacom, Inc., Class B	165	13,228
Walt Disney Co.	678	47,826

		240,193

Metals & Mining—0.5%
Alcoa, Inc.	437	4,200
Allegheny Technologies, Inc.	43	1,428
Cliffs Natural Resources, Inc.	62	1,551
Freeport-McMoRan Copper & Gold, Inc.	423	14,674
Newmont Mining Corp.	203	5,040
Nucor Corp.	129	6,587
U.S. Steel Corp.	57	1,528

		35,008

Multi-line Retail—0.7%
Dollar General Corp. (b)	121	6,890
Dollar Tree, Inc. (b)	91	5,064
Family Dollar Stores, Inc.	38	2,651
JC Penney Co., Inc. (b)	124	1,264
Kohl’s Corp.	82	4,533
Macy’s, Inc.	152	8,095
Nordstrom, Inc.	57	3,546
Target Corp.	257	16,430

		48,473

Multi-Utilities—1.0%
Ameren Corp.	99	3,549
CenterPoint Energy, Inc.	174	4,077
CMS Energy Corp.	108	2,866
Consolidated Edison, Inc.	119	6,570
Dominion Resources, Inc.	235	15,254
DTE Energy Co.	70	4,672
Integrys Energy Group, Inc.	32	1,720
NiSource, Inc.	127	4,016
PG&E Corp.	182	7,347
Public Service Enterprise Group, Inc.	206	6,734
SCANA Corp.	56	2,642
Sempra Energy	92	8,136
TECO Energy, Inc.	82	1,397
Wisconsin Energy Corp.	92	3,843

		72,823

Office Electronics—0.1%
Xerox Corp.	472	5,371

Oil, Gas & Consumable Fuels—7.6%
Anadarko Petroleum Corp.	205	18,208
Apache Corp.	164	15,004
Cabot Oil & Gas Corp.	170	5,857
Chesapeake Energy Corp.	206	5,535
Chevron Corp.	788	96,483
ConocoPhillips	499	36,327

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	141

Schedule of Investments

November 30, 2013

	Shares	Value
CONSOL Energy, Inc.	93	$3,309
Denbury Resources, Inc. (b)	151	2,519
Devon Energy Corp.	154	9,336
EOG Resources, Inc.	110	18,150
EQT Corp.	61	5,192
Exxon Mobil Corp.	1,788	167,142
Hess Corp.	117	9,492
Kinder Morgan, Inc.	274	9,738
Marathon Oil Corp.	289	10,416
Marathon Petroleum Corp.	127	10,508
Murphy Oil Corp.	70	4,545
Newfield Exploration Co. (b)	54	1,517
Noble Energy, Inc.	146	10,255
Occidental Petroleum Corp.	328	31,147
Peabody Energy Corp.	109	1,984
Phillips 66	248	17,263
Pioneer Natural Resources Co.	55	9,776
QEP Resources, Inc.	72	2,306
Range Resources Corp.	66	5,125
Southwestern Energy Co. (b)	143	5,528
Spectra Energy Corp.	273	9,159
Tesoro Corp.	54	3,166
Valero Energy Corp.	221	10,104
Williams Cos., Inc.	279	9,826
WPX Energy, Inc. (b)	81	1,506

		546,423

Paper & Forest Products—0.2%
International Paper Co.	182	8,490
MeadWestvaco Corp.	71	2,493

		10,983

Personal Products—0.1%
Avon Products, Inc.	176	3,138
Estee Lauder Cos., Inc., Class A	104	7,796

		10,934

Pharmaceuticals—5.4%
AbbVie, Inc.	647	31,347
Actavis PLC (b)	70	11,415
Allergan, Inc.	121	11,743
Bristol-Myers Squibb Co.	671	34,476
Eli Lilly & Co.	404	20,289
Forest Laboratories, Inc. (b)	96	4,926
Hospira, Inc. (b)	67	2,634
Johnson & Johnson	1,145	108,385
Merck & Co., Inc.	1,189	59,248
Mylan, Inc. (b)	154	6,796
Perrigo Co.	37	5,768
Pfizer, Inc.	2,690	85,354
Zoetis, Inc.	204	6,354

		388,735

Professional Services—0.2%
Dun & Bradstreet Corp.	15	1,753
Equifax, Inc.	49	3,299
Nielsen Holdings NV	103	4,445
Robert Half International, Inc.	55	2,125

		11,622

Real Estate Investment Trust—1.6%
American Tower Corp.	160	12,443
Apartment Investment & Management Co., Class A	59	1,482
AvalonBay Communities, Inc.	49	5,809
Boston Properties, Inc.	61	6,069
Equity Residential	136	7,009
HCP, Inc.	186	6,839
Health Care REIT, Inc.	116	6,495
Host Hotels & Resorts, Inc.	306	5,633
Kimco Realty Corp.	166	3,423
Macerich Co.	56	3,189
Plum Creek Timber Co., Inc.	71	3,106
Prologis, Inc.	203	7,700
Public Storage	57	8,704

	Shares	Value
Simon Property Group, Inc.	126	$18,881
Ventas, Inc.	119	6,763
Vornado Realty Trust	70	6,155
Weyerhaeuser Co.	238	7,171

		116,871

Real Estate Management & Development—0.0%
CBRE Group, Inc., Class A (b)	112	2,715

Road & Rail—0.8%
CSX Corp.	416	11,344
Kansas City Southern	44	5,325
Norfolk Southern Corp.	127	11,137
Ryder System, Inc.	21	1,467
Union Pacific Corp.	189	30,625

		59,898

Semiconductors & Semiconductor Equipment—1.8%
Altera Corp.	130	4,193
Analog Devices, Inc.	126	6,076
Applied Materials, Inc.	490	8,477
Broadcom Corp., Class A	224	5,979
First Solar, Inc. (b)	28	1,675
Intel Corp.	2,025	48,276
KLA-Tencor Corp.	67	4,279
Lam Research Corp. (b)	66	3,439
Linear Technology Corp.	94	4,000
LSI Corp.	223	1,800
Microchip Technology, Inc.	80	3,463
Micron Technology, Inc. (b)	423	8,925
NVIDIA Corp.	235	3,666
Teradyne, Inc. (b)	76	1,294
Texas Instruments, Inc.	449	19,307
Xilinx, Inc.	108	4,798

		129,647

Software—3.1%
Adobe Systems, Inc. (b)	190	10,788
Autodesk, Inc. (b)	91	4,118
CA, Inc.	133	4,389
Citrix Systems, Inc. (b)	75	4,449
Electronic Arts, Inc. (b)	125	2,772
Intuit, Inc.	121	8,982
Microsoft Corp.	3,080	117,440
Oracle Corp.	1,449	51,135
Red Hat, Inc. (b)	76	3,561
Salesforce.com, Inc. (b)	223	11,616
Symantec Corp.	285	6,410

		225,660

Specialty Retail—2.1%
Abercrombie & Fitch Co., Class A	30	1,028
AutoNation, Inc. (b)	26	1,275
AutoZone, Inc. (b)	14	6,462
Bed Bath & Beyond, Inc. (b)	89	6,945
Best Buy Co., Inc.	109	4,420
CarMax, Inc. (b)	91	4,582
GameStop Corp., Class A	47	2,268
Gap, Inc.	112	4,589
Home Depot, Inc.	584	47,111
L Brands, Inc.	99	6,434
Lowe’s Cos., Inc.	428	20,321
O’Reilly Automotive, Inc. (b)	44	5,498
PetSmart, Inc.	42	3,113
Ross Stores, Inc.	88	6,728
Staples, Inc.	269	4,178
Tiffany & Co.	44	3,922
TJX Cos., Inc.	291	18,298
Urban Outfitters, Inc. (b)	44	1,717

		148,889

Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc.	114	6,601
Fossil Group, Inc. (b)	20	2,545
Michael Kors Holdings Ltd. (b)	72	5,872

	Shares	Value
NIKE, Inc., Class B	305	$24,138
PVH Corp.	32	4,285
Ralph Lauren Corp.	24	4,206
V.F. Corp.	35	8,210

		55,857

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	193	1,803
People’s United Financial, Inc.	130	1,968

		3,771

Tobacco—1.4%
Altria Group, Inc.	814	30,102
Lorillard, Inc.	151	7,751
Philip Morris International, Inc.	661	56,542
Reynolds American, Inc.	128	6,457

		100,852

Trading Companies & Distributors—0.2%
Fastenal Co.	111	5,165
WW Grainger, Inc.	25	6,448

		11,613

Wireless Telecommunication Services—0.1%
Crown Castle International Corp. (b)	134	9,947

Total Common Stock (cost—$5,443,543)		6,525,674

	Principal Amount (000s)
Repurchase Agreements—9.3%
State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $673,000; collateralized by Freddie Mac, 6.25%, due 7/15/32, valued at $691,031 including accrued interest
(cost—$673,000)	$673	673,000

	Contracts
Options Purchased (b)(c)— 0.5%
Put Options—0.5%
S&P 500 Index, strike price $1,300.00, expires 12/21/13	7	88
strike price $1,275.00, expires 1/18/14	7	157
strike price $1,400.00, expires 3/22/14	4	1,150
strike price $1,425.00, expires 6/21/14	3	3,195
strike price $1,450.00, expires 6/21/14	10	12,150
strike price $1,475.00, expires 6/21/14	1	1,395
strike price $1,525.00, expires 9/20/14	4	12,880

Total Options Purchased (cost—$233,291)		31,015

Total Investments, before options written (cost—$6,349,834)—100.3%		7,229,689

142	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2013

	Contracts	Value
Options Written (b)(c)—(0.3)%
Call Options—(0.3)%
S&P 500 Index, strike price $1,850.00, expires 12/31/13	12	$(6,540)
strike price $1,855.00, expires 12/31/13	24	(10,680)

Total Options Written (premiums received—$17,842)		(17,220)

Total Investments, net of options written (cost—$6,331,992)—100.0%		7,212,469

Other liabilities in excess of other assets—(0.0)%		(2,433)

Net Assets—100.0%		$7,210,036

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	143

Statements of Assets and Liabilities

November 30, 2013

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Assets:
Investments, at value	$2,042,610	$3,148,254	$3,142,317	$3,761,205	$2,781,476
Investments in Affiliates, at value	19,792,199	29,717,652	30,413,647	36,148,762	26,509,909
Repurchase agreements, at value	174,000	213,000	254,000	256,000	219,000
Cash	241	100	61	204	656
Receivable for Fund shares sold	6,167	228,253	3,421	42,679	3,292
Receivable from Investment Manager	549	93	2,064	—	—
Dividends receivable from Affiliates	516	776	570	378	277
Prepaid expenses	—	—	—	—	—
Total Assets	22,016,282	33,308,128	33,816,080	40,209,228	29,514,610
Liabilities:
Payable for Fund shares redeemed	4,168	112,367	—	—	—
Distribution fees payable	1,777	2,070	2,225	2,581	2,248
Servicing fees payable	1,376	2,221	2,823	2,566	1,558
Administration fees payable	—	—	—	4,588	1,109
Accrued expenses	—	—	—	—	—
Total Liabilities	7,321	116,658	5,048	9,735	4,915
Net Assets	$22,008,961	$33,191,470	$33,811,032	$40,199,493	$29,509,695
Net Assets Consist of:
Paid-in-capital	$20,741,233	$31,799,981	$32,892,766	$37,421,517	$27,611,670
Undistributed (dividends in excess of) net investment income	411,843	600,120	529,970	691,744	434,101
Accumulated net realized gain (loss)	(465,804)	(597,611)	(644,473)	(513,318)	(344,557)
Net unrealized appreciation	1,321,689	1,388,980	1,032,769	2,599,550	1,808,481
Net Assets	$22,008,961	$33,191,470	$33,811,032	$40,199,493	$29,509,695
Cost of Investments	$1,971,344	$3,073,081	$3,070,200	$3,631,727	$2,694,773
Cost of Investments in Affiliates	$18,541,776	$28,403,845	$29,452,995	$33,678,690	$24,788,131
Cost of Repurchase Agreements	$174,000	$213,000	$254,000	$256,000	$219,000

144	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$2,428,464	$1,162,417	$1,274,305	$473,393	$2,362,491	$16,231,869	$648,733
24,377,686	11,860,058	12,075,552	4,535,056	23,824,061	197,632,922	5,986,791
114,000	—	134,000	—	139,000	675,000	—
720	60,321	23	45,744	249	305	65,287
7,647	2,777	5,475	1,134	3,724	72,765	4,226
—	—	578	341	—	30,266	17,819
149	—	—	—	621	—	—
—	—	—	—	—	43,982	17,755
26,928,666	13,085,573	13,489,933	5,055,668	26,330,146	214,687,109	6,740,611

—	—	—	—	—	1,391,289	—
1,567	418	582	111	3,419	44,270	1,089
1,470	937	394	41	2,075	29,495	675
2,728	163	—	—	1,705	—	—
—	—	—	—	—	162,510	59,137
5,765	1,518	976	152	7,199	1,627,564	60,901
$26,922,901	$13,084,055	$13,488,957	$5,055,516	$26,322,947	$213,059,545	$6,679,710

$23,975,521	$11,651,464	$11,374,274	$4,225,558	$25,014,613	$192,796,576	$4,611,465
444,281	200,139	214,739	84,932	1,784	—	94,812
(184,140)	(13,435)	(27,715)	63,486	(202,630)	(9,847,984)	713,389
2,687,239	1,245,887	1,927,659	681,540	1,509,180	30,110,953	1,260,044
$26,922,901	$13,084,055	$13,488,957	$5,055,516	$26,322,947	$213,059,545	$6,679,710
$2,319,245	$1,107,693	$1,198,354	$434,655	$2,262,924	$15,312,105	$591,086
$21,799,666	$10,668,895	$10,223,844	$3,892,254	$22,414,448	$168,441,733	$4,784,394
$114,000	$—	$134,000	$—	$139,000	$675,000	$—

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	145

Statements of Assets and Liabilities (cont’d)

November 30, 2013

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Net Assets:
Class A	$4,900,039	$9,102,007	$13,057,911	$10,079,578	$6,938,282
Class B	—	—	—	—	—
Class C	1,444,582	437,900	—	736,299	—
Class D	190,531	318,636	—	643,235	—
Class R	227,067	1,022,459	753,280	1,199,356	961,110
Class P	3,925,477	7,643,612	4,336,009	7,748,030	5,332,891
Institutional Class	—	—	—	—	—
Class R6	7,675,574	7,456,613	5,058,140	10,854,492	5,850,219
Administrative Class	3,645,691	7,210,243	10,605,692	8,938,503	10,427,193
Shares Issued and Outstanding:
Class A	250,512	471,092	771,682	487,876	383,538
Class B	—	—	—	—	—
Class C	75,113	22,858	—	36,067	—
Class D	9,752	16,450	—	31,009	—
Class R	11,659	53,066	44,732	58,090	53,390
Class P	198,859	391,332	254,781	370,133	292,992
Institutional Class	—	—	—	—	—
Class R6	388,256	381,074	296,804	517,481	320,987
Administrative Class	185,203	371,253	624,443	428,379	574,468
Net Asset Value and Redemption Price Per Share:*
Class A	$19.56	$19.32	$16.92	$20.66	$18.09
Class B	—	—	—	—	—
Class C	19.23	19.16	—	20.42	—
Class D	19.54	19.37	—	20.74	—
Class R	19.48	19.27	16.84	20.65	18.00
Class P	19.74	19.53	17.02	20.93	18.20
Institutional Class	—	—	—	—	—
Class R6	19.77	19.57	17.04	20.98	18.23
Administrative Class	19.68	19.42	16.98	20.87	18.15

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

146	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$5,513,065	$4,312,921	$1,014,301	$134,698	$4,326,200	$69,564,586	$1,344,273
—	—	—	—	—	2,873,688	—
317,351	—	119,168	—	4,359,255	68,756,203	1,454,377
229,247	—	333,133	—	1,111,075	1,188,673	412,936
1,166,581	356,434	496,947	72,473	151,929	16,684	110,817
4,703,587	2,285,652	1,396,833	239,986	4,426,457	1,960,078	41,415
—	—	—	—	—	68,675,426	3,296,335
9,939,458	4,586,946	8,934,916	4,387,204	9,487,104	—	—
5,053,612	1,542,102	1,193,659	221,155	2,460,927	24,207	19,557

257,060	231,012	47,061	7,276	228,219	5,847,546	54,420
—	—	—	—	—	236,921	—
14,959	—	5,583	—	232,420	5,712,802	59,910
10,704	—	15,438	—	58,338	100,323	16,797
54,740	19,196	23,162	3,934	7,779	1,409	4,501
217,468	121,768	64,175	12,899	230,559	164,730	1,676
—	—	—	—	—	5,828,061	133,219
458,793	244,009	409,767	235,427	503,764	—	—
234,757	82,437	55,040	11,924	128,491	1,989	793

$21.45	$18.67	$21.55	$18.51	$18.96	$11.90	$24.70
—	—	—	—	—	12.13	—
21.21	—	21.34	—	18.76	12.04	24.28
21.42	—	21.58	—	19.05	11.85	24.58
21.31	18.57	21.46	18.42	19.53	11.84	24.62
21.63	18.77	21.77	18.61	19.20	11.90	24.71
—	—	—	—	—	11.78	24.74
21.66	18.80	21.80	18.64	18.83	—	—
21.53	18.71	21.69	18.55	19.15	12.17	24.67

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	147

Statements of Assets and Liabilities (cont’d)

November 30, 2013

	AllianzGI Behavioral Advantage Large Cap	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Disciplined Equity	AllianzGI Dynamic Emerging Multi-Asset
Assets:
Investments, at value	$57,116,426	$3,727,286	$2,321,650,020	$37,288,361	$1,339,557
Investments in Affiliates, at value	—	722,080	—	—	1,781,569
Repurchase agreements, at value	—	—	83,202,000	1,480,000	980,000
Cash	62,350	58,539	3,311,182	469	966
Foreign currency, at value	—	—	—	—	—
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	—
Dividends and interest receivable (net of foreign taxes)	116,631	—	9,626,827	81,886	25,992
Receivable for investments sold	—	—	3,659,852	—	—
Deposits with brokers for futures contracts collateral	—	—	—	—	538,444
Receivable for investments in Affiliates sold	—	21,382	—	—	90,000
Deposits with brokers for swaps collateral	—	—	—	—	20,000
Receivable for Fund shares sold	16,353	100	7,323,047	13,565	—
Receivable from Investment Manager	3,518	12,176	—	8,212	16,103
Deferred offering costs	—	—	—	—	6,182
Tax reclaims receivable	—	—	—	—	—
Dividends receivable from Affiliates	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—
Prepaid expenses	35,906	42,955	88,261	15,819	40,972
Total Assets	57,351,184	4,584,518	2,428,861,189	38,888,312	4,839,785
Liabilities:
Payable for investments purchased	—	20,437	21,769,289	—	90,000
Payable for Fund shares redeemed	1,043	11,110	1,582,577	77,526	—
Payable for variation margin on futures contracts	—	—	—	—	5,275
Options written, at value	—	—	—	—	—
Investment management fees payable	—	—	1,069,920	—	—
Distribution fees payable	123	31	69,370	621	37
Servicing fees payable	1,798	81	108,468	753	17
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	—
Unrealized depreciation of OTC swaps	—	—	—	—	4,628
Due to Investment Manager	—	—	—	—	6,182
Accrued expenses	56,384	55,002	475,555	79,732	48,288
Total Liabilities	59,348	86,661	25,075,179	158,632	154,427
Net Assets	$57,291,836	$4,497,857	$2,403,786,010	$38,729,680	$4,685,358

148	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Global Fundamental Strategy	AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return

$20,156,521	$14,409,425	$222,322,252	$441,229,067	$91,205,930	$43,351,845	$2,535,839
—	—	7,039,108	—	17,924,105	344,318	2,693,098
398,000	—	14,260,000	12,077,000	1,570,000	1,242,000	—
681	96,957	365	888	676	14,854	10,873
—	5,138	513,511	—	854,790	—	506
2,832	—	—	—	—	—	—
192,445	31,616	197,185	8,722,451	116,304	12,362	9,363
—	—	—	—	—	139,310	—
30,640	—	—	—	—	—	31,825
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	750,993	511,360	18,112	47,695	—
4,270	6,426	—	—	—	—	37,611
90,988	—	—	—	—	—	6,226
3,213	5,898	95,654	—	53,061	—	386
—	—	—	—	—	1,640	—
13,794	—	—	—	—	—	—
13,801	40,517	18,069	27,864	20,668	20,954	40,981
20,907,185	14,595,977	245,197,137	462,568,630	111,763,646	45,174,978	5,366,708

—	—	—	—	313,733	50,144	—
—	—	201,241	96,336	33,110	54,134	—
—	—	—	—	—	—	1,918
28,519	—	—	—	—	—	—
—	—	191,400	161,602	82,269	25,622	—
6	114	30,498	23,641	813	—	50
6	74	37,271	41,930	1,187	203	28
1,909	—	—	—	—	—	—
—	—	—	—	—	—	—
90,988	—	—	—	—	—	6,226
63,367	68,588	217,145	194,518	230,562	75,276	57,219
184,795	68,776	677,555	518,027	661,674	205,379	65,441
$20,722,390	$14,527,201	$244,519,582	$462,050,603	$111,101,972	$44,969,599	$5,301,267

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	149

Statements of Assets and Liabilities (cont’d)

November 30, 2013

	AllianzGI Behavioral Advantage Large Cap	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Disciplined Equity	AllianzGI Dynamic Emerging Multi-Asset
Net Assets Consist of:
Paid-in-capital	$45,229,349	$4,189,681	$2,012,356,176	$24,587,558	$5,221,015
Undistributed (dividends in excess of) net investment income	451,168	19,845	28,561,711	650,020	44,791
Accumulated net realized gain (loss)	2,096,436	(253,630)	55,551,830	6,032,426	(461,825)
Net unrealized appreciation (depreciation)	9,514,883	541,961	307,316,293	7,459,676	(118,623)
Net Assets	$57,291,836	$4,497,857	$2,403,786,010	$38,729,680	$4,685,358
Cost of Investments	$47,601,543	$3,343,242	$2,014,333,727	$29,828,685	$1,337,728
Cost of Investments in Affiliates	$—	$564,163	$—	$—	$1,887,884
Cost of Repurchase Agreements	$—	$—	$83,202,000	$1,480,000	$980,000
Cost of Foreign Currency	$—	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—	$—
Net Assets:
Class A	$8,606,959	$136,596	$319,777,771	$2,505,125	$8,953
Class C	203,571	51,796	113,799,045	965,960	61,240
Class D	182,992	219,559	121,662,849	189,074	14,432
Class R	—	—	394,420	—	—
Class P	17,103	13,301	251,376,909	20,982	8,965
Institutional Class	48,281,211	4,076,605	1,583,824,418	35,048,539	4,591,768
Administrative Class	—	—	12,950,598	—	—
Shares Issued and Outstanding:
Class A	362,909	8,105	9,161,188	126,666	667
Class C	8,723	3,087	3,257,890	49,491	4,591
Class D	7,787	13,021	3,489,565	9,380	1,075
Class R	—	—	11,312	—	—
Class P	720	783	7,215,982	1,049	667
Institutional Class	2,033,520	242,408	45,515,395	1,754,358	341,115
Administrative Class	—	—	371,696	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$23.72	$16.85	$34.91	$19.78	$13.43
Class C	23.34	16.78	34.93	19.52	13.34
Class D	23.50	16.86	34.86	20.16	13.43
Class R	—	—	34.87	—	—
Class P	23.74	16.99	34.84	20.00	13.45
Institutional Class	23.74	16.82	34.80	19.98	13.46
Administrative Class	—	—	34.84	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

150	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Global Fundamental Strategy	AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return

$20,095,962	$12,202,109	$221,978,962	$443,904,083	$76,715,323	$33,199,913	$5,171,894
70,669	501,866	518,757	(902,748)	1,070,728	(416,240)	62,144
86,069	426,880	(20,300,157)	3,845,591	9,010,784	(3,872,352)	1,212
469,690	1,396,346	42,322,020	15,203,677	24,305,137	16,058,278	66,017
$20,722,390	$14,527,201	$244,519,582	$462,050,603	$111,101,972	$44,969,599	$5,301,267
$19,669,047	$13,010,923	$182,163,945	$426,025,390	$73,031,181	$27,500,862	$2,647,844
$—	$—	$4,889,119	$—	$11,792,624	$137,023	$2,526,987
$398,000	$—	$14,260,000	$12,077,000	$1,570,000	$1,242,000	$—
$—	$5,143	$500,710	$—	$853,984	$—	$520
$16,203	$—	$—	$—	$—	$—	$—

$10,300	$117,400	$118,251,583	$73,919,679	$4,569,539	$1,065,035	$44,792
10,268	184,169	51,767,120	27,524,519	701,881	—	80,855
10,301	56,590	17,623,963	108,011,265	338,598	—	10,226
—	—	—	2,851,254	27,213	—	—
10,307	12,591	42,448,185	77,648,827	33,573,755	2,192,090	10,240
20,681,214	14,156,451	14,428,731	139,305,981	71,875,452	41,712,474	5,155,154
—	—	—	32,789,078	15,534	—	—

667	6,536	9,526,009	7,135,415	108,026	66,301	2,920
667	10,453	4,274,266	2,660,182	16,801	—	5,305
666	3,165	1,424,005	10,717,864	7,830	—	667
—	—	—	283,584	644	—	—
667	697	3,397,413	7,727,005	800,032	136,341	667
1,337,003	783,888	1,166,735	13,824,242	1,674,049	2,583,106	335,299
—	—	—	3,266,478	363	—	—

$15.45	$17.96	$12.41	$10.36	$42.30	$16.06	$15.34
15.40	17.62	12.11	10.35	41.78	—	15.24
15.45	17.88	12.38	10.08	43.24	—	15.34
—	—	—	10.05	42.23	—	—
15.46	18.06	12.49	10.05	41.97	16.08	15.36
15.47	18.06	12.37	10.08	42.94	16.15	15.37
—	—	—	10.04	42.80	—	—

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	151

Statements of Assets and Liabilities (cont’d)

November 30, 2013

	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Redwood
Assets:
Investments, at value	$7,319,420	$69,030,821	$15,167,940	$4,187,953	$4,857,832
Investments in Affiliates, at value	—	—	70,666	—	—
Repurchase agreements, at value	—	816,000	243,000	125,000	2,736,000
Cash	83,988	885	—	690	204
Foreign currency, at value	94,703	174,778	19,811	11,177	—
Due from custodian	—	—	178,069	—	—
Dividends and interest receivable (net of foreign taxes)	13,533	213,355	29,719	13,472	1,815
Receivable for investments sold	117,487	—	—	—	68,747
Deposits with brokers for options collateral	—	—	—	—	—
Receivable for Fund shares sold	—	18,500	50	—	—
Receivable from Investment Manager	28,954	—	16,270	23,875	—
Deferred offering costs	3,794	—	—	—	—
Tax reclaims receivable	—	15,240	6,576	3,808	—
Dividends receivable from Affiliates	—	—	—	—	—
Prepaid expenses	35,746	15,727	44,353	19,579	39,049
Total Assets	7,697,625	70,285,306	15,776,454	4,385,554	7,703,647
Liabilities:
Payable for investments purchased	—	—	—	—	—
Payable for Fund shares redeemed	—	1,714	—	—	—
Payable to custodian for cash overdraft	—	—	81,685	—	—
Options written, at value	—	—	—	—	949,663
Investment management fees payable	—	22,695	—	—	676
Distribution fees payable	15	3,497	318	29	38
Servicing fees payable	233	3,507	760	28	244
Due to Investment Manager	3,794	—	—	—	—
Accrued expenses	82,834	72,501	62,871	67,276	59,402
Total Liabilities	86,876	103,914	145,634	67,333	1,010,023
Net Assets	$7,610,749	$70,181,392	$15,630,820	$4,318,221	$6,693,624
Net Assets Consist of:
Paid-in-capital	$7,516,692	$58,118,591	$13,422,355	$3,346,769	$6,156,716
Undistributed (dividends in excess of) net investment income	72,786	689,680	195,568	55,965	(51,472)
Accumulated net realized gain (loss)	(159,788)	3,137,696	362,236	157,264	(278,515)
Net unrealized appreciation	181,059	8,235,425	1,650,661	758,223	866,895
Net Assets	$7,610,749	$70,181,392	$15,630,820	$4,318,221	$6,693,624
Cost of Investments	$7,137,261	$60,796,329	$13,551,527	$3,429,825	$4,089,098
Cost of Investments in Affiliates	$—	$—	$35,390	$—	$—
Cost of Repurchase Agreements	$—	$816,000	$243,000	$125,000	$2,736,000
Cost of Foreign Currency	$94,928	$173,336	$20,667	$11,107	$—
Premiums Received for Options Written	$—	$—	$—	$—	$1,047,824

152	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Short Duration High Income	AllianzGI Structured Alpha	AllianzGI Ultra Micro Cap	AllianzGI U.S. Emerging Growth	AllianzGI U.S. Equity Hedged

$525,347,057	$9,196,164	$119,373,087	$33,362,679	$6,556,689
—	—	—	258,573	—
34,425,000	467,000	7,658,000	1,305,000	673,000
80,578	240	281	937	259
—	—	—	—	—
—	—	—	—	—
7,335,226	—	130,382	14,246	14,034
—	17,241	1,040,210	46,662	17,842
—	571,574	—	—	3,796
3,205,004	15,970	921,702	18,368	—
—	19,767	—	—	48,989
—	795	—	—	782
—	—	—	—	15
—	—	—	490	—
63,732	19,064	22,754	37,503	18,605
570,456,597	10,307,815	129,146,416	35,044,458	7,334,011

17,124,925	11,135	3,829,164	74,185	29,934
407,015	—	80,692	525	—
—	—	—	—	—
—	180,786	—	—	17,220
126,468	—	130,583	13,567	—
12,702	11	—	366	38
49,681	353	11,209	1,110	347
—	795	—	—	782
194,626	68,598	71,249	57,966	75,654
17,915,417	261,678	4,122,897	147,719	123,975
$552,541,180	$10,046,137	$125,023,519	$34,896,739	$7,210,036

$551,930,344	$9,576,822	$98,329,454	$20,021,579	$6,510,998
(2,186,043)	—	(752,280)	(112,973)	47,678
(3,010,995)	382,256	182,125	3,328,455	(228,900)
5,807,874	87,059	27,264,220	11,659,678	880,260
$552,541,180	$10,046,137	$125,023,519	$34,896,739	$7,210,036
$519,539,183	$9,223,567	$92,108,867	$21,776,917	$5,676,834
$—	$—	$—	$184,657	$—
$34,425,000	$467,000	$7,658,000	$1,305,000	$673,000
$—	$—	$—	$—	$—
$—	$295,248	$—	$—	$17,842

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	153

Statements of Assets and Liabilities (cont’d)

November 30, 2013

	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Redwood
Net Assets:
Class A	$19,180	$10,704,950	$2,271,880	$74,879	$1,041,147
Class C	25,194	5,720,158	520,616	47,299	70,351
Class D	1,086,125	752,770	951,232	13,232	97,118
Class R	—	—	—	—	—
Class P	10,431	1,685,697	14,404	13,253	140,913
Institutional Class	6,469,819	51,317,817	11,872,688	4,169,558	5,344,095
Shares Issued and Outstanding:
Class A	1,244	484,753	107,887	3,905	64,212
Class C	1,641	262,102	24,747	2,484	4,454
Class D	70,287	33,756	45,216	689	6,005
Class R	—	—	—	—	—
Class P	675	75,901	677	689	8,691
Institutional Class	418,583	2,334,597	557,877	216,506	329,027
Net Asset Value and Redemption Price Per Share:*
Class A	$15.42	$22.08	$21.06	$19.17	$16.21
Class C	15.35	21.82	21.04	19.04	15.79
Class D	15.45	22.30	21.04	19.20	16.17
Class R	—	—	—	—	—
Class P	15.45	22.21	21.27	19.24	16.21
Institutional Class	15.46	21.98	21.28	19.26	16.24

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

154	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Short Duration High Income	AllianzGI Structured Alpha	AllianzGI Ultra Micro Cap	AllianzGI U.S. Emerging Growth	AllianzGI U.S. Equity Hedged

$168,535,528	$516,954	$61,525,252	$4,971,026	$1,415,924
63,680,370	74,534	—	606,053	122,235
18,902,202	1,415,903	—	68,210	264,898
—	—	—	26,415	—
121,747,328	60,646	857,856	109,421	11,527
179,675,752	7,978,100	62,640,411	29,115,614	5,395,452

10,586,273	32,579	2,527,281	260,424	82,046
4,007,073	4,737	—	32,445	7,132
1,187,525	89,117	—	3,570	15,345
—	—	—	1,392	—
7,649,322	3,817	35,154	5,685	667
11,275,271	501,616	2,558,245	1,508,553	311,717

$15.92	$15.87	$24.34	$19.09	$17.26
15.89	15.73	—	18.68	17.14
15.92	15.89	—	19.11	17.26
—	—	—	18.98	—
15.92	15.89	24.40	19.25	17.29
15.94	15.90	24.49	19.30	17.31

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	155

Statements of Operations

Year ended November 30, 2013

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Investment Income:
Dividends from investments in Affiliates	$561,380	$752,327	$685,470	$849,902	$513,747
Dividends	47,167	63,932	60,141	87,125	63,939
Interest	13	21	20	21	15
Contribution from Investment Manager (see Note 6)	—	—	—	5,009	2,666
Total Investment Income	608,560	816,280	745,631	942,057	580,367
Expenses:
Investment management	11,053	15,228	13,991	17,497	11,179
Administration	38,410	56,066	57,312	61,591	38,037
Distribution — Class B	—	—	—	—	—
Distribution — Class C	12,692	3,500	—	5,482	—
Distribution — Class R	987	2,524	2,242	3,074	2,295
Administrative servicing — Class P	—	—	—	—	—
Servicing — Class A	13,096	23,126	29,987	23,250	12,910
Servicing — Class B	—	—	—	—	—
Servicing — Class C	4,231	1,167	—	1,827	—
Servicing — Class D	1,247	687	—	1,340	—
Servicing — Class R	987	2,524	2,242	3,074	2,295
Distribution and/or servicing — Administrative Class	6,020	11,142	15,002	13,085	14,577
Sub-transfer agent — Class A	—	—	—	—	—
Sub-transfer agent — Class B	—	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class D	—	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—	—
Sub-transfer agent — Administrative Class	—	—	—	—	—
Excise tax	—	14	73	305	237
Trustees	—	—	—	—	—
Custodian and accounting agent	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent	—	—	—	—	—
Legal	—	—	—	—	—
Insurance	—	—	—	—	—
Audit and tax services	—	—	—	—	—
Registration	—	—	—	—	—
Miscellaneous	—	—	—	—	—
Total Expenses	88,723	115,978	120,849	130,525	81,530
Less: Fee Waiver/Reimbursement from Investment Manager	(30,313)	(41,366)	(40,739)	(59,143)	(36,903)
Net Expenses	58,410	74,612	80,110	71,382	44,627
Net Investment Income	550,150	741,668	665,521	870,675	535,740

156	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$513,416	$240,906	$249,228	$100,603	$781,667	$5,898,626	$179,326
69,127	32,523	26,415	10,668	65,121	518,349	19,205
14	3	3	—	15	24	1
4,376	2,842	7,717	3,865	998	—	—
586,933	276,274	283,363	115,136	847,801	6,416,999	198,532

11,212	5,185	5,556	2,135	14,953	1,774,487	68,215
35,439	17,020	12,286	3,296	55,055	—	—
—	—	—	—	—	26,775	—
1,940	—	558	—	42,546	521,809	10,095
2,566	818	1,169	138	357	40	119
—	—	—	—	—	1,427	33
12,010	7,466	1,915	192	12,249	175,715	2,747
—	—	—	—	—	8,925	—
647	—	186	—	14,182	173,936	3,365
570	—	604	—	3,862	1,190	576
2,566	818	1,169	138	357	40	119
7,411	2,163	1,342	209	3,595	2,538	45
—	—	—	—	—	55,051	—
—	—	—	—	—	5,448	—
—	—	—	—	—	46,598	1
—	—	—	—	—	520	460
—	—	—	—	—	—	21
—	—	—	—	—	52,703	—
—	—	—	—	—	2,048	—
325	138	218	54	—	—	—
—	—	—	—	—	46,284	1,059
—	—	—	—	—	50,277	60,086
—	—	—	—	—	32,870	8,721
—	—	—	—	—	75,931	11,025
—	—	—	—	—	25,270	2,856
—	—	—	—	—	7,383	3,741
—	—	—	—	—	38,405	28,938
—	—	—	—	—	88,792	92,130
—	—	—	—	—	7,926	5,302
74,686	33,608	25,003	6,162	147,156	3,222,388	299,654
(35,698)	(18,416)	(16,526)	(5,361)	(44,282)	(1,989,185)	(271,183)
38,988	15,192	8,477	801	102,874	1,233,203	28,471
547,945	261,082	274,886	114,335	744,927	5,183,796	170,061

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	157

Statements of Operations (cont’d)

Year ended November 30, 2013

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$22,693	$625	$(22,508)	$(23,623)	$(28,537)
Investments in Affiliates	(415,361)	(720,971)	(748,040)	(546,636)	(395,082)
Net capital gain distributions received from underlying Affiliated funds	356,921	390,003	353,643	433,318	244,999
Net change in unrealized appreciation/depreciation of:
Investments	(15,739)	16,429	51,634	73,949	67,775
Investments in Affiliates	87,692	525,776	734,758	1,512,538	1,489,316
Net Realized and Change in Unrealized Gain	36,206	211,862	369,487	1,449,546	1,378,471
Net Increase in Net Assets Resulting from Investment Operations	$586,356	$953,530	$1,035,008	$2,320,221	$1,914,211

158	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$(4,349)	$3,451	$12,980	$8,988	$47,279	$748,297	$27,434
(162,988)	(51,738)	8,053	34,042	(254,032)	6,587,251	694,843
258,113	122,825	147,070	53,700	518,717	3,204,753	109,823

65,715	29,491	31,198	10,136	(32,227)	(154,521)	5,592
1,752,353	923,148	1,023,022	373,662	(246,724)	7,161,961	171,349
1,908,844	1,027,177	1,222,323	480,528	33,013	17,547,741	1,009,041
$2,456,789	$1,288,259	$1,497,209	$594,863	$777,940	$22,731,537	$1,179,102

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	159

Statements of Operations (cont’d)

Period or Year ended November 30, 2013

	AllianzGI Behavioral Advantage Large Cap	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Disciplined Equity	AllianzGI Dynamic Emerging Multi-Asset (1)
Investment Income:
Interest, net of foreign withholding taxes*	$39	$5	$28,624,530	$77	$3,691
Dividends, net of foreign withholding taxes*	717,832	92,276	13,047,809	1,060,396	—
Dividends from investments in Affiliates	—	21,371	—	—	98,960
Miscellaneous	3	3	202,812	—	—
Total Investment Income	717,874	113,655	41,875,151	1,060,473	102,651
Expenses:
Investment management	144,433	46,056	9,173,653	295,744	41,957
Distribution — Class C	794	422	460,519	7,439	203
Distribution — Class R	—	—	843	—	—
Administrative servicing — Class P	15	23	98,695	30	—
Servicing — Class A	3,262	324	424,026	22,813	23
Servicing — Class C	265	141	153,506	2,480	68
Servicing — Class D	519	739	163,531	537	35
Servicing — Class R	—	—	843	—	—
Distribution and/or servicing — Administrative Class	—	—	19,401	—	—
Sub-transfer agent — Class A	72	—	117,335	30,503	2
Sub-transfer agent — Class C	25	1	35,323	—	4
Sub-transfer agent — Class D	1,386	22,335	81,791	150	1,165
Sub-transfer agent — Class R	—	—	1,238	—	—
Sub-transfer agent — Institutional Class	70	—	55,679	113	4
Sub-transfer agent — Administrative Class	—	—	256	—	—
Legal	12,907	7,577	133,975	4,485	25,218
Trustees	5,951	794	274,111	8,435	844
Audit and tax services	26,488	26,493	68,688	39,412	28,590
Registration	53,388	41,174	149,738	66,726	16,580
Custodian and accounting agent	104,854	89,765	189,789	72,716	66,791
Shareholder communications	10,353	9,052	97,364	8,862	17,777
Transfer agent	9,126	6,647	92,352	12,913	5,638
Organizational	—	—	—	—	20,237
Offering	—	—	—	—	126,544
Excise tax	—	—	118,285	—	444
Recoupment	—	—	97,497	—	—
Insurance	4,019	3,630	21,855	4,650	921
Miscellaneous	5,931	5,995	17,755	5,487	6,249
Total Expenses	383,858	261,168	12,048,048	583,495	359,294
Less: Fee Waiver/Reimbursement from Investment Manager	(179,849)	(198,512)	—	(205,163)	(302,569)
Net Expenses	204,009	62,656	12,048,048	378,332	56,725
Net Investment Income (Loss)	513,865	50,999	29,827,103	682,141	45,926

(1)	Commencement of operations, December 17, 2012
(2)	Commencement of operations, July 1, 2013

160	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Global Fundamental Strategy (2)	AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return (1)

$113,572	$15	$733	$29,077,898	$272	$60	$29,379
76,518	538,465	3,548,630	—	1,543,837	147,900	48,532
—	—	129,485	—	307,852	5,630	12,871
—	1	—	38,363	—	—	—
190,090	538,481	3,678,848	29,116,261	1,851,961	153,590	90,782

63,794	61,350	1,617,962	1,891,256	1,096,433	442,121	37,466
32	827	273,286	220,937	4,445	—	308
—	—	—	6,104	41	—	—
—	11	28,670	35,415	30,328	966	—
11	239	213,138	235,021	8,927	1,156	81
11	276	91,095	73,646	1,482	—	103
11	178	32,357	177,986	405	—	24
—	—	—	6,104	41	—	—
—	—	—	74,979	34	—	—
—	92	92,554	48,753	5,737	153	27
—	30	40,055	27,412	37	—	6
—	167	3,543	110,861	100	—	1,123
—	—	—	5,192	3	—	—
—	2,225	1,768	23,891	23,573	68,881	3
—	—	—	12,485	1	—	—
11,450	5,215	4,067	51,277	23,252	7,612	38,606
1,369	2,458	26,399	74,232	18,652	4,869	887
32,590	32,019	46,851	48,238	35,980	33,101	29,588
2,769	64,930	74,967	125,087	108,630	45,503	16,575
36,470	157,331	135,552	94,473	225,801	69,342	93,566
7,480	9,915	39,389	45,995	9,131	16,439	16,997
2,323	7,251	23,728	44,100	18,354	9,920	5,491
31,077	—	—	—	—	—	21,330
64,931	4,640	—	—	—	—	127,453
—	—	—	—	—	—	559
—	—	79,970	16,601	—	—	—
950	3,873	6,076	9,074	5,846	4,551	923
1,876	3,971	8,484	8,625	8,617	4,680	6,044
257,144	356,998	2,839,911	3,467,744	1,625,850	709,294	397,160
(172,001)	(263,268)	—	(18,610)	(259,742)	(162,476)	(366,103)
85,143	93,730	2,839,911	3,449,134	1,366,108	546,818	31,057
104,947	444,751	838,937	25,667,127	485,853	(393,228)	59,725

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	161

Statements of Operations (cont’d)

Period or Year ended November 30, 2013

	AllianzGI Behavioral Advantage Large Cap	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Disciplined Equity	AllianzGI Dynamic Emerging Multi-Asset (1)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$2,100,176	$(105,346)	$106,379,772	$6,278,176	$(508)
Investments in Affiliates	—	47,189	—	—	(166,930)
Futures contracts	—	—	—	—	(289,516)
Options written	—	—	—	—	—
Swaps	—	—	—	—	(4,871)
Foreign currency transactions	—	(61)	—	—	(1,653)
Payments from Affiliates (See Note 13)	—	34,556	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	7,931,802	430,496	213,706,272	3,349,996	1,829
Investments in Affiliates	—	169,078	—	—	(106,315)
Futures contracts	—	—	—	—	(6,882)
Options written	—	—	—	—	—
Swaps	—	—	—	—	(4,628)
Foreign currency transactions	—	1	—	—	(2,627)
Net Realized and Change in Unrealized Gain (Loss)	10,031,978	575,913	320,086,044	9,628,172	(582,101)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$10,545,843	$626,912	$349,913,147	$10,310,313	$(536,175)
* Foreign withholding taxes	$618	$7,710	$—	$—	$—

(1)	Commencement of operations, December 17, 2012
(2)	Commencement of operations, July 1, 2013

162	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Global Fundamental Strategy (2)	AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return (1)

$78,785	$624,701	$3,175,778	$4,650,471	$18,400,948	$5,183,576	$26,445
—	—	184,090	—	3,948,231	(70)	(15,884)
—	—	—	—	—	—	(9,329)
7,140	—	—	—	—	—	—
—	—	—	—	—	—	—
(34,172)	(5,502)	(105,370)	—	(191,490)	—	(22)
—	—	—	—	—	—	—

487,474	761,350	28,242,289	3,318,437	5,036,059	9,696,404	(112,005)
—	—	2,095,468	—	4,076,684	207,295	166,111
(5,739)	—	—	—	—	—	13,761
(12,316)	—	—	—	—	—	—
—	—	—	—	—	—	—
271	1,644	15,385	—	14,496	—	(29)
521,443	1,382,193	33,607,640	7,968,908	31,284,928	15,087,205	69,048
$626,390	$1,826,944	$34,446,577	$33,636,035	$31,770,781	$14,693,977	$128,773
$4,248	$22,847	$251,685	$—	$162,889	$1,095	$2,598

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	163

Statements of Operations (cont’d)

Period or Year ended November 30, 2013

	AllianzGI NFJ Emerging Markets Value (1)	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Redwood
Investment Income:
Interest	$16	$100	$20	$3	$174
Dividends, net of foreign withholding taxes*	226,914	2,617,865	295,343	125,298	106,341
Dividends from investments in Affiliates	—	—	864	—	—
Miscellaneous	2	—	140	109	—
Total Investment Income	226,932	2,617,965	296,367	125,410	106,515
Expenses:
Investment management	57,739	536,146	82,593	33,331	79,296
Distribution — Class C	101	35,365	1,529	174	385
Distribution — Class R	—	—	—	—	—
Administrative servicing — Class P	—	1,340	—	12	139
Servicing — Class A	39	23,699	3,479	160	2,887
Servicing — Class C	33	11,788	510	58	128
Servicing — Class D	1,464	1,459	1,976	30	174
Servicing — Class R	—	—	—	—	—
Sub-transfer agent — Class A	1,402	3,861	83	42	395
Sub-transfer agent — Class C	1,400	2,275	163	16	—
Sub-transfer agent — Class D	1,543	495	13,826	1	2
Sub-transfer agent — Institutional Class	282	1,656	2,489	2,195	341
Legal	12,031	12,808	12,652	4,768	2,676
Trustees	971	11,944	1,510	199	1,517
Audit and tax services	33,699	33,119	28,019	35,846	27,843
Registration	21,169	71,762	40,643	85,585	67,089
Custodian and accounting agent	220,806	100,340	143,616	99,410	74,248
Shareholder communications	13,896	14,359	9,583	7,392	14,152
Transfer agent	5,654	15,657	6,390	5,738	8,044
Organizational	8,934	—	—	—	—
Offering	73,145	—	65,369	241	—
Excise tax	135	5,864	415	—	—
Recoupment	—	—	—	—	—
Insurance	928	4,672	3,627	3,596	3,805
Miscellaneous	6,821	5,928	5,624	4,011	2,249
Total Expenses	462,192	894,537	424,096	282,805	285,370
Less: Fee Waiver/Reimbursement from Investment Manager	(385,249)	(175,973)	(311,827)	(242,764)	(171,098)
Net Expenses	76,943	718,564	112,269	40,041	114,272
Net Investment Income (Loss)	149,989	1,899,401	184,098	85,369	(7,757)

(1)	Commencement of operations, December 18, 2012
(2)	Commencement of operations, December 3, 2012

164	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Short Duration High Income	AllianzGI Structured Alpha (2)	AllianzGI Ultra Micro Cap	AllianzGI U.S. Emerging Growth	AllianzGI U.S. Equity Hedged (2)

$17,994,118	$4,233	$116	$58	$19
—	—	421,424	201,575	96,533
—	—	—	1,020	—
623,757	10	—	—	2
18,617,875	4,243	421,540	202,653	96,554

1,847,192	97,944	818,423	272,301	33,074
114,938	89	—	2,747	149
—	—	—	42	—
88,721	—	465	50	—
316,433	106	59,954	7,234	1,260
114,938	30	—	916	49
38,058	1,711	—	154	473
—	—	—	42	—
63,395	7	23,741	110	277
25,231	1	—	188	8
34,091	1,559	—	29	1,237
7,925	168	3,663	3,678	13
67,484	14,170	27,849	3,740	12,863
67,616	1,280	8,398	4,730	748
34,682	32,590	33,060	27,198	27,840
96,994	39,964	46,724	79,643	38,913
81,081	123,271	86,201	84,871	168,039
62,032	13,621	23,936	12,125	15,050
61,659	5,723	9,942	12,567	5,675
—	11,386	—	—	16,784
—	95,953	—	—	94,323
—	—	—	—	192
7,478	—	12,703	—	—
6,305	939	4,120	4,085	922
4,174	8,227	4,641	5,814	7,252
3,140,427	448,739	1,163,820	522,264	425,141
(149,472)	(317,508)	(25,710)	(158,039)	(375,759)
2,990,955	131,231	1,138,110	364,225	49,382
15,626,920	(126,988)	(716,570)	(161,572)	47,172

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	165

Statements of Operations (cont’d)

Period or Year ended November 30, 2013

	AllianzGI NFJ Emerging Markets Value (1)	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Redwood
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(151,389)	$3,753,486	$422,605	$191,604	$929,472
Investments in Affiliates	—	—	—	—	—
Options written	—	—	—	—	(465,475)
Foreign currency transactions	(7,316)	(15,916)	(5,087)	(461)	(1)
Net change in unrealized appreciation/depreciation of:
Investments	182,130	8,500,806	1,231,009	468,484	520,194
Investments in Affiliates	—	—	35,276	—	—
Options written	—	—	—	—	(435,061)
Foreign currency transactions	(1,071)	6,078	(735)	382	1
Net Realized and Change in Unrealized Gain	22,354	12,244,454	1,683,068	660,009	549,130
Net Increase in Net Assets Resulting from Investment Operations	$172,343	$14,143,855	$1,867,166	$745,378	$541,373
* Foreign withholding taxes	$32,745	$160,144	$21,478	$11,657	$357

(1)	Commencement of operations, December 18, 2012
(2)	Commencement of operations, December 3, 2012

166	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Short Duration High Income	AllianzGI Structured Alpha (2)	AllianzGI Ultra Micro Cap	AllianzGI U.S. Emerging Growth	AllianzGI U.S. Equity Hedged (2)

$(1,886,608)	$(878,209)	$263,637	$3,677,696	$(42,868)
—	—	—	7,531	—
—	1,387,192	—	—	(186,032)
—	—	—	—	—

3,327,579	(27,403)	24,719,725	8,097,794	879,855
—	—	—	73,916	—
—	114,462	—	—	622
—	—	—	—	—
1,440,971	596,042	24,983,362	11,856,937	651,577
$17,067,891	$469,054	$24,266,792	$11,695,365	$698,749
$—	$—	$—	$—	$32

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	167

Statements of Changes in Net Assets

	AllianzGI Retirement 2015		AllianzGI Retirement 2020

	Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2013	Year ended November 30, 2012
Increase in Net Assets from:

Investment Operations:
Net investment income	$550,150	$291,980	$741,668	$225,127
Net realized gain (loss)	(35,747)	171,617	(330,343)	93,268
Net change in unrealized appreciation/depreciation	71,953	565,732	542,205	396,728
Net increase in net assets resulting from investment operations	586,356	1,029,329	953,530	715,123
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(151,229)	(57,065)	(216,157)	(12,596)
Class C	(38,226)	(71,142)	(2,686)	(22,396)
Class D	(36,338)	(9,370)	(6,077)	(3,794)
Class R	(13,152)	(483)	(22,640)	(469)
Class P	(110,299)	(553)	(124,213)	(1,453)
Class R6	(219,816)	(238,384)	(176,616)	(203,293)
Administrative Class	(397)	(526)	(3,255)	(513)
Net realized capital gains:
Class A	—	(31,768)	(20,593)	(13,533)
Class C	—	(47,896)	(926)	(28,097)
Class D	—	(5,211)	(647)	(4,203)
Class R	—	(287)	(2,281)	(552)
Class P	—	(289)	(12,116)	(1,485)
Class R6	—	(121,636)	(16,558)	(204,080)
Administrative Class	—	(288)	(1,258)	(555)
Total dividends and distributions to shareholders	(569,457)	(584,898)	(606,023)	(497,019)
Fund Share Transactions:
Net proceeds from the sale of shares	14,415,003	11,139,034	27,968,920	10,147,334
Issued in reinvestment of dividends and distributions	563,101	581,764	606,023	497,019
Cost of shares redeemed	(10,695,386)	(4,545,183)	(11,330,116)	(1,625,697)
Net increase from Fund share transactions	4,282,718	7,175,615	17,244,827	9,018,656
Total Increase in Net Assets	4,299,617	7,620,046	17,592,334	9,236,760
Net Assets:
Beginning of period	17,709,344	10,089,298	15,599,136	6,362,376
End of period*	$22,008,961	$17,709,344	$33,191,470	$15,599,136
* Including undistributed net investment income of:	$411,843	$228,201	$600,120	$181,156

**	Commencement of operations.

168	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2025		AllianzGI Retirement 2030		AllianzGI Retirement 2035

Year ended November 30, 2013	Period from December 19, 2011** through November 30, 2012	Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2013	Period from December 19, 2011** through November 30, 2012

$665,521	$129,165	$870,675	$302,661	$535,740	$125,065
(416,905)	42,152	(136,941)	25,727	(178,620)	42,428
786,392	246,377	1,586,487	552,230	1,557,091	251,390
1,035,008	417,694	2,320,221	880,618	1,914,211	418,883

(236,114)	(96)	(221,948)	(15,954)	(101,742)	(116)
—	—	(10,874)	(18,081)	—	—
—	—	(10,072)	(13,093)	—	—
(21,077)	(95)	(29,886)	(468)	(19,990)	(115)
(92,938)	(97)	(144,236)	(707)	(102,453)	(117)
(106,062)	(29,182)	(263,982)	(219,827)	(127,515)	(35,326)
(233)	(96)	(420)	(514)	(260)	(117)

(24,277)	—	(16,870)	(27,599)	(13,242)	—
—	—	(1,227)	(39,417)	—	—
—	—	(845)	(22,549)	—	—
(2,419)	—	(2,202)	(866)	(2,812)	—
(9,853)	—	(10,688)	(1,119)	(13,606)	—
(11,103)	—	(19,278)	(345,660)	(16,780)	—
(904)	—	(562)	(870)	(1,181)	—
(504,980)	(29,566)	(733,090)	(706,724)	(399,581)	(35,791)

28,907,362	8,735,103	27,480,286	20,924,021	20,515,998	7,228,730
496,764	29,566	730,493	704,116	396,954	35,791
(7,000,861)	(1,315,058)	(16,818,734)	(1,933,800)	(3,148,704)	(456,796)
22,403,265	7,449,611	11,392,045	19,694,337	17,764,248	6,807,725
22,933,293	7,837,739	12,979,176	19,868,231	19,278,878	7,190,817

10,877,739	3,040,000	27,220,317	7,352,086	10,230,817	3,040,000
$33,811,032	$10,877,739	$40,199,493	$27,220,317	$29,509,695	$10,230,817
$529,970	$109,600	$691,744	$242,890	$434,101	$100,306

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	169

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2040		AllianzGI Retirement 2045

	Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2013	Period from December 19, 2011** through November 30, 2012
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$547,945	$209,848	$261,082	$113,082
Net realized gain (loss)	90,776	(33,833)	74,538	40,903
Net change in unrealized appreciation/depreciation	1,818,068	478,048	952,639	293,248
Net increase in net assets resulting from investment operations	2,456,789	654,063	1,288,259	447,233
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(100,875)	(5,161)	(62,334)	(145)
Class C	(4,540)	(2,456)	—	—
Class D	(5,385)	(6,323)	—	—
Class R	(22,878)	(472)	(7,644)	(144)
Class P	(64,785)	(550)	(43,843)	(146)
Class R6	(214,057)	(197,775)	(101,568)	(43,892)
Administrative Class	(654)	(520)	(308)	(145)
Net realized capital gains:
Class A	(7,682)	(13,171)	(12,389)	—
Class C	(439)	(7,625)	—	—
Class D	(476)	(16,614)	—	—
Class R	(1,677)	(1,289)	(1,606)	—
Class P	(4,871)	(1,297)	(8,687)	—
Class R6	(15,947)	(455,039)	(19,921)	—
Administrative Class	(212)	(1,294)	(343)	—
Return of capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Total dividends and distributions to shareholders	(444,478)	(709,586)	(258,643)	(44,472)
Fund Share Transactions:
Net proceeds from the sale of shares	16,759,032	7,975,210	7,291,721	2,489,529
Issued in reinvestment of dividends and distributions	441,636	709,035	258,522	44,472
Cost of shares redeemed	(5,635,221)	(1,068,168)	(1,178,869)	(293,697)
Net increase (decrease) from Fund share transactions	11,565,447	7,616,077	6,371,374	2,240,304
Total increase (decrease) in net assets	13,577,758	7,560,554	7,400,990	2,643,065
Net Assets:
Beginning of period	13,345,143	5,784,589	5,683,065	3,040,000
End of period*	$26,922,901	$13,345,143	$13,084,055	$5,683,065
* Including undistributed (dividends in excess of) net investment income of:	$444,281	$157,840	$200,139	$79,655

**	Commencement of operations.

170	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2050		AllianzGI Retirement 2055		AllianzGI Retirement Income

Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2013	Period from December 19, 2011** through November 30, 2012	Year ended November 30, 2013	Year ended November 30, 2012

$274,886	$191,524	$114,335	$102,932	$744,927	$449,528
168,103	(35,872)	96,730	71,460	311,964	244,472
1,054,220	469,394	383,798	297,742	(278,951)	1,073,957
1,497,209	625,046	594,863	472,134	777,940	1,767,957

(16,717)	(3,920)	(842)	(147)	(179,152)	(149,411)
(1,272)	(1,430)	—	—	(167,944)	(171,622)
(5,883)	(6,972)	—	—	(52,448)	(27,507)
(11,240)	(580)	(1,333)	(146)	(3,837)	(494)
(24,444)	(594)	(2,203)	(148)	(208,689)	(21,861)
(208,847)	(204,871)	(124,983)	(44,398)	(402,626)	(202,728)
(511)	(564)	(386)	(147)	(27,354)	(453)

(1,929)	(9,167)	(448)	—	(23,086)	(51,906)
(214)	(4,374)	—	—	(28,517)	(72,498)
(724)	(17,251)	—	—	(7,188)	(4,355)
(1,290)	(1,526)	(698)	—	(554)	(182)
(2,680)	(1,363)	(1,113)	—	(24,955)	(149)
(22,716)	(459,370)	(59,925)	—	(46,558)	(54,101)
(118)	(1,360)	(249)	—	(1,013)	(148)

—	—	—	—	(7,402)	—
—	—	—	—	(8,593)	—
—	—	—	—	(2,420)	—
—	—	—	—	(205)	—
—	—	—	—	(9,769)	—
—	—	—	—	(15,564)	—
—	—	—	—	(2,004)	—
(298,585)	(713,342)	(192,180)	(44,986)	(1,219,878)	(757,415)

5,500,024	4,166,132	908,455	122,054	10,247,332	17,455,299
298,585	713,342	192,180	44,986	1,202,902	754,100
(2,709,799)	(1,093,654)	(77,253)	(4,737)	(14,307,606)	(5,120,060)
3,088,810	3,785,820	1,023,382	162,303	(2,857,372)	13,089,339
4,287,434	3,697,524	1,426,065	589,451	(3,299,310)	14,099,881

9,201,523	5,503,999	3,629,451	3,040,000	29,622,257	15,522,376
$13,488,957	$9,201,523	$5,055,516	$3,629,451	$26,322,947	$29,622,257
$214,739	$130,893	$84,932	$68,767	$1,784	$1,784

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	171

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Allocation		AllianzGI Global Growth Allocation

	Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2013	Year ended November 30, 2012
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$5,183,796	$4,405,399	$170,061	$159,949
Net realized gain (loss)	10,540,301	10,319,153	832,100	82,215
Net change in unrealized appreciation/depreciation	7,007,440	6,093,406	176,941	535,388
Net increase in net assets resulting from investment operations	22,731,537	20,817,958	1,179,102	777,552
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,664,819)	(2,180,819)	(23,226)	(32,138)
Class B	(115,538)	(163,741)	—	—
Class C	(2,114,389)	(1,664,380)	(28,575)	(29,927)
Class D	(13,156)	(6,563)	(3,362)	(1,219)
Class R	(563)	(390)	(517)	(1,149)
Class P	(55,750)	(44,661)	(513)	(527)
Institutional Class	(2,475,717)	(1,686,045)	(156,839)	(160,415)
Administrative Class	(54,859)	(47,630)	(487)	(503)
Net realized capital gains:
Class A	—	—	(8,641)	(15,585)
Class C	—	—	(13,353)	(17,748)
Class D	—	—	(1,183)	(792)
Class R	—	—	(236)	(538)
Class P	—	—	(179)	(227)
Institutional Class	—	—	(50,786)	(67,100)
Administrative Class	—	—	(171)	(226)
Total dividends and distributions to shareholders	(7,494,791)	(5,794,229)	(288,068)	(328,094)
Fund Share Transactions:
Net proceeds from the sale of shares	30,248,337	25,272,781	1,723,271	644,060
Issued in reinvestment of dividends and distributions	6,677,559	5,117,122	288,068	328,094
Cost of shares redeemed	(45,728,016)	(52,210,302)	(3,525,932)	(1,228,147)
Net increase (decrease) from Fund share transactions	(8,802,120)	(21,820,399)	(1,514,593)	(255,993)
Total increase (decrease) in net assets	6,434,626	(6,796,670)	(623,559)	193,465
Net Assets:
Beginning of year	206,624,919	213,421,589	7,303,269	7,109,804
End of year*	$213,059,545	$206,624,919	$6,679,710	$7,303,269
* Including undistributed (dividends in excess of) net investment income of:	$—	$—	$94,812	$94,121

172	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Behavioral Advantage Large Cap		AllianzGI China Equity		AllianzGI Convertible

Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2013	Year ended November 30, 2012

$513,865	$249,211	$50,999	$52,748	$29,827,103	$17,987,980
2,100,176	1,038,733	(23,662)	(115,511)	106,379,772	(24,726,040)
7,931,802	911,429	599,575	392,003	213,706,272	78,802,828
10,545,843	2,199,373	626,912	329,240	349,913,147	72,064,768

(538)	(39)	(2,022)	(1,389)	(2,361,786)	(2,015,209)
—	—	—	—	—	—
(753)	(15)	(1)	(3)	(461,374)	(585,455)
(3,323)	(39)	(11,196)	(1)	(829,104)	(980,818)
—	—	—	—	(2,662)	(2,157)
(187)	(44)	(226)	(1,768)	(1,432,561)	(1,141,904)
(298,276)	(47,353)	(76,243)	(49,266)	(19,878,839)	(17,698,999)
—	—	—	—	(106,752)	(47,609)

(2,833)	—	—	(15,652)	—	(3,327,365)
(3,716)	—	—	(8,710)	—	(1,535,854)
(3,966)	—	—	(18,776)	—	(1,713,294)
—	—	—	—	—	(2,090)
(733)	—	—	(9,873)	—	(1,991,676)
(1,029,278)	—	—	(254,826)	—	(29,557,779)
—	—	—	—	—	(75,989)
(1,343,603)	(47,490)	(89,688)	(360,264)	(25,073,078)	(60,676,198)

34,306,842	4,528,061	896,237	917,162	1,660,827,670	501,808,437
1,342,737	47,490	89,688	360,263	15,664,611	25,600,520
(4,876,491)	(159,202)	(1,094,747)	(1,047,673)	(625,119,587)	(194,516,607)
30,773,088	4,416,349	(108,822)	229,752	1,051,372,694	332,892,350
39,975,328	6,568,232	428,402	198,728	1,376,212,763	344,280,920

17,316,508	10,748,276	4,069,455	3,870,727	1,027,573,247	683,292,327
$57,291,836	$17,316,508	$4,497,857	$4,069,455	$2,403,786,010	$1,027,573,247

$451,168	$238,797	$19,845	$51,266	$28,561,711	$4,011,181

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	173

Statements of Changes in Net Assets (cont’d)

	AllianzGI Disciplined Equity		AllianzGI Dynamic Emerging Multi-Asset	AllianzGI Global Fundamental Strategy

	Year ended November 30, 2013	Year ended November 30, 2012	Period from December 17, 2012** through November 30, 2013	Period from July 1, 2013** through November 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$682,141	$545,985	$45,926	$104,947
Net realized gain (loss)	6,278,176	278,407	(463,478)	51,753
Net change in unrealized appreciation/depreciation	3,349,996	3,368,533	(118,623)	469,690
Net increase (decrease) in net assets resulting from investment operations	10,310,313	4,192,925	(536,175)	626,390
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(96,842)	(56,910)	—	—
Class C	—	(1,298)	—	—
Class D	(2,079)	(1)	—	—
Class P	(334)	(234)	—	—
Institutional Class	(473,396)	(427,735)	—	—
Net realized capital gains:
Class A	(92,029)	(89,030)	—	—
Class C	(12,153)	(17,020)	—	—
Class D	(2,671)	(2,062)	—	—
Class P	(337)	(369)	—	—
Institutional Class	(412,651)	(562,599)	—	—
Total dividends and distributions to shareholders	(1,092,492)	(1,157,258)	—	—
Fund Share Transactions:
Net proceeds from the sale of shares	13,394,267	15,398,500	241,017	56,000
Issued in reorganization	—	—	—	—
Issued in reinvestment of dividends and distributions	951,578	1,053,865	—	—
Cost of shares redeemed	(31,223,537)	(20,962,407)	(59,484)	—
Net increase (decrease) from Fund share transactions	(16,877,692)	(4,510,042)	181,533	56,000
Total increase (decrease) in net assets	(7,659,871)	(1,474,375)	(354,642)	682,390
Net Assets:
Beginning of period	46,389,551	47,863,926	5,040,000	20,040,000
End of period*	$38,729,680	$46,389,551	$4,685,358	$20,722,390
* Including undistributed net investment income of:	$650,020	$540,530	$44,791	$70,669

**	Commencement of operations.

174	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Global Managed Volatility		AllianzGI Global Water

Year ended November 30, 2013	Period from December 19, 2011** through November 30, 2012	Year ended November 30, 2013	Year ended November 30, 2012

$444,751	$378,521	$838,937	$1,108,008
619,199	180,877	3,254,498	2,908,977
762,994	635,365	30,353,142	8,675,907
1,826,944	1,194,763	34,446,577	12,692,892

(1,861)	—	(679,198)	(159,470)
(2,023)	—	(121,278)	(23)
(1,690)	—	(75,427)	(22,679)
(392)	—	(186,883)	(118,625)
(556,130)	—	(56,569)	(10,656)

(493)	—	—	—
(468)	—	—	—
(385)	—	—	—
(100)	—	—	—
(133,935)	—	—	—
(697,477)	—	(1,119,355)	(311,453)

3,589,444	13,367,378	139,501,638	33,336,675
—	—	—	35,766,152
697,477	—	655,954	180,055
(5,585,663)	(1,905,665)	(40,240,156)	(40,931,141)
(1,298,742)	11,461,713	99,917,436	28,351,741
(169,275)	12,656,476	133,244,658	40,733,180

14,696,476	2,040,000	111,274,924	70,541,744
$14,527,201	$14,696,476	$244,519,582	$111,274,924
$501,866	$449,309	$518,757	$904,545

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	175

Statements of Changes in Net Assets (cont’d)

	AllianzGI High Yield Bond		AllianzGI International Small-Cap

	Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2013	Year ended November 30, 2012
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$25,667,127	$19,156,758	$485,853	$928,006
Net realized gain (loss)	4,650,471	447,523	22,157,689	8,119,668
Net change in unrealized appreciation/depreciation	3,318,437	13,824,567	9,127,239	9,040,535
Net increase in net assets resulting from investment operations	33,636,035	33,428,848	31,770,781	18,088,209
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,143,161)	(6,918,261)	(5)	(100,572)
Class C	(1,688,305)	(1,584,093)	(323)	(3,974)
Class D	(4,839,632)	(1,993,016)	(11)	(1)
Class R	(159,730)	(103,666)	(153)	(72)
Class P	(2,457,369)	(1,492,942)	(314,004)	(180,329)
Institutional Class	(9,203,696)	(7,591,258)	(835,561)	(1,031,247)
Administrative Class	(2,036,554)	(2,177)	(1)	(101)
Net realized capital gains:
Class A	(145,971)	(894,484)	—	—
Class C	(37,627)	(187,117)	—	—
Class D	(105,921)	(292,429)	—	—
Class R	(3,114)	(4,888)	—	—
Class P	(18,364)	(174,361)	—	—
Institutional Class	(175,436)	(1,008,410)	—	—
Administrative Class	(41,582)	(159)	—	—
Total dividends and distributions to shareholders	(27,056,462)	(22,247,261)	(1,150,058)	(1,316,296)
Fund Share Transactions:
Net proceeds from the sale of shares	365,187,121	224,765,901	38,103,115	31,921,965
Issued in reinvestment of dividends and distributions	20,848,984	15,386,434	1,138,431	1,265,756
Cost of shares redeemed	(285,089,695)	(72,592,251)	(79,496,990)	(54,039,108)
Net increase (decrease) from Fund share transactions	100,946,410	167,560,084	(40,255,444)	(20,851,387)
Total increase (decrease) in net assets	107,525,983	178,741,671	(9,634,721)	(4,079,474)
Net Assets:
Beginning of period	354,524,620	175,782,949	120,736,693	124,816,167
End of period*	$462,050,603	$354,524,620	$111,101,972	$120,736,693
* Including undistributed (dividends in excess of) net investment income of:	$(902,748)	$(768,936)	$1,070,728	$956,021

**	Commencement of operations.

176	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Micro Cap		AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value

Year ended November 30, 2013	Year ended November 30, 2012	Period from December 17, 2012** through November 30, 2013	Period from December 18, 2012** through November 30, 2013

$(393,228)	$(391,745)	$59,725	$149,989
5,183,506	4,653,245	1,210	(158,705)
9,903,699	1,455,027	67,838	181,059
14,693,977	5,716,527	128,773	172,343

—	—	—	(258)
—	—	—	(99)
—	—	—	(4,846)
—	—	—	—
—	—	—	(122)
—	—	—	(73,371)
—	—	—	—

(13,432)	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(31,638)	(68,342)	—	—
(2,184,800)	(7,380,186)	—	—
—	—	—	—
(2,229,870)	(7,448,528)	—	(78,696)

13,526,507	4,810,405	137,728	5,003,054
2,215,649	7,445,633	—	78,696
(11,046,819)	(29,653,403)	(5,234)	(604,648)
4,695,337	(17,397,365)	132,494	4,477,102
17,159,444	(19,129,366)	261,267	4,570,749

27,810,155	46,939,521	5,040,000	3,040,000
$44,969,599	$27,810,155	$5,301,267	$7,610,749
$(416,240)	$(349,049)	$62,144	$72,786

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	177

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Global Dividend Value		AllianzGI NFJ International Small-Cap Value

	Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2013	Period from June 1, 2012** through November 30, 2012
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,899,401	$1,399,049	$184,098	$34,713
Net realized gain (loss)	3,737,570	(259,457)	417,518	17,869
Net change in unrealized appreciation/depreciation	8,506,884	1,822,302	1,265,550	385,111
Net increase in net assets resulting from investment operations	14,143,855	2,961,894	1,867,166	437,693
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(198,998)	(112,742)	(20,797)	—
Class C	(60,674)	(57,894)	(1,215)	—
Class D	(11,466)	(6,952)	(5,602)	—
Class P	(29,012)	(24,905)	(128)	—
Institutional Class	(1,218,754)	(866,190)	(45,319)	—
Net realized capital gains:
Class A	(15,289)	(129,190)	(5,301)	—
Class C	(8,154)	(63,153)	(57)	—
Class D	(958)	(10,855)	(607)	—
Class P	(2,174)	(15,512)	(57)	—
Institutional Class	(86,720)	(451,910)	(17,772)	—
Total dividends and distributions to shareholders	(1,632,199)	(1,739,303)	(96,855)	—
Fund Share Transactions:
Net proceeds from the sale of shares	22,951,780	32,302,365	11,135,989	1,240,897
Issued in reinvestment of dividends and distributions	1,512,963	1,722,517	96,234	—
Cost of shares redeemed	(18,882,275)	(14,833,633)	(2,078,411)	(11,893)
Net increase (decrease) from Fund share transactions	5,582,468	19,191,249	9,153,812	1,229,004
Total increase (decrease) in net assets	18,094,124	20,413,840	10,924,123	1,666,697
Net Assets:
Beginning of period	52,087,268	31,673,428	4,706,697	3,040,000
End of period*	$70,181,392	$52,087,268	$15,630,820	$4,706,697
* Including undistributed (dividends in excess of) net investment income of:	$689,680	$327,341	$195,568	$27,062

**	Commencement of operations.

178	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Value II		AllianzGI Redwood		AllianzGI Short Duration High Income

Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2013	Year ended November 30, 2012

$85,369	$84,060	$(7,757)	$16,600	$15,626,920	$3,043,419
191,143	(22,300)	463,996	(89,636)	(1,886,608)	3,180
468,866	289,357	85,134	556,507	3,327,579	2,385,290
745,378	351,117	541,373	483,471	17,067,891	5,431,889

(668)	(179)	(2)	—	(6,075,369)	(887,963)
(115)	(122)	(105)	—	(2,115,400)	(350,812)
(136)	(174)	(1)	—	(739,149)	(92,689)
(143)	(190)	(698)	—	(4,408,587)	(559,410)
(57,743)	(59,335)	(47,755)	—	(5,527,917)	(1,203,971)

(70)	—	—	—	(27,576)	—
(16)	—	—	—	(9,938)	—
(16)	—	—	—	(3,477)	—
(16)	—	—	—	(18,635)	—
(6,282)	—	—	—	(13,278)	—
(65,205)	(60,000)	(48,561)	—	(18,939,326)	(3,094,845)

341,684	1,086,478	392,199	1,597,540	501,029,596	220,400,915
65,204	60,000	46,620	—	15,566,518	2,687,529
(1,246,435)	—	(4,193,038)	(1,611,677)	(172,942,850)	(24,573,552)
(839,547)	1,146,478	(3,754,219)	(14,137)	343,653,264	198,514,892
(159,374)	1,437,595	(3,261,407)	469,334	341,781,829	200,851,936

4,477,595	3,040,000	9,955,031	9,485,697	210,759,351	9,907,415
$4,318,221	$4,477,595	$6,693,624	$9,955,031	$552,541,180	$210,759,351
$55,965	$26,800	$(51,472)	$—	$(2,186,043)	$21,132

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	179

Statements of Changes in Net Assets (cont’d)

	AllianzGI Structured Alpha	AllianzGI Ultra Micro Cap

	Period from December 3, 2012** through November 30, 2013	Year ended November 30, 2013	Year ended November 30, 2012
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(126,988)	$(716,570)	$(170,038)
Net realized gain (loss)	508,983	263,637	226,071
Net change in unrealized appreciation/depreciation	87,059	24,719,725	2,002,815
Net increase in net assets resulting from investment operations	469,054	24,266,792	2,058,848
Dividends and Distributions to Shareholders from:
Net realized capital gains:
Class A	—	(16,345)	—
Class C	—	—	—
Class D	—	—	—
Class R	—	—	—
Class P	—	(314)	(3,948)
Institutional Class	—	(22,004)	(162,280)
Total dividends and distributions to shareholders	—	(38,663)	(166,228)
Fund Share Transactions:
Net proceeds from the sale of shares	4,819,307	114,937,995	10,866,722
Issued in reinvestment of dividends and distributions	—	36,319	166,228
Cost of shares redeemed	(1,282,224)	(30,589,080)	(6,502,684)
Net increase (decrease) from Fund share transactions	3,537,083	84,385,234	4,530,266
Total increase (decrease) in net assets	4,006,137	108,613,363	6,422,886
Net Assets:
Beginning of period	6,040,000	16,410,156	9,987,270
End of period*	$10,046,137	$125,023,519	$16,410,156
* Including undistributed (dividends in excess of) net investment income of:	$—	$(752,280)	$(158,853)

**	Commencement of operations.

180	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI U.S. Emerging Growth		AllianzGI U.S. Equity Hedged

Year ended November 30, 2013	Year ended November 30, 2012	Period from December 3, 2012** through November 30, 2013

$(161,572)	$(66,877)	$47,172
3,685,227	618,019	(228,900)
8,171,710	1,044,887	880,477
11,695,365	1,596,029	698,749

(31,876)	(62,966)	—
(4,670)	(9,981)	—
(1,186)	(2,039)	—
(232)	(718)	—
(477)	(1,158)	—
(440,662)	(1,343,785)	—
(479,103)	(1,420,647)	—

16,516,133	5,642,860	3,572,078
451,442	1,356,907	—
(15,100,256)	(7,247,415)	(100,791)
1,867,319	(247,648)	3,471,287
13,083,581	(72,266)	4,170,036
13,083,581	(72,266)	4,170,036
21,813,158	21,885,424	3,040,000
$34,896,739	$21,813,158	$7,210,036
$(112,973)	$(68,069)	$47,678

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	181

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2015:
Class A
11/30/2013	$19.52	$0.49	$0.10	$0.59	$(0.55)	$—
11/30/2012	18.86	0.48	1.27	1.75	(0.70)	(0.39)
11/30/2011	19.28	0.38	0.23	0.61	(0.74)	(0.29)
11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.85	3.38	—	—
Class C
11/30/2013	$19.15	$0.38	$0.05	$0.43	$(0.35)	$—
11/30/2012	18.53	0.35	1.24	1.59	(0.58)	(0.39)
11/30/2011	19.09	0.31	0.14	0.45	(0.72)	(0.29)
11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.40	2.85	3.25	—	—
Class D
11/30/2013	$19.52	$0.88	$(0.32)	$0.56	$(0.54)	$—
11/30/2012	18.87	0.41	1.34	1.75	(0.71)	(0.39)
11/30/2011	19.30	0.58	—	0.58	(0.72)	(0.29)
11/30/2010	18.40	0.52	1.18	1.70	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.87	3.40	—	—
Class R
11/30/2013	$19.50	$0.46	$0.05	$0.51	$(0.53)	$—
11/30/2012	18.85	0.19	1.51	1.70	(0.66)	(0.39)
11/30/2011	19.27	0.55	—	0.55	(0.68)	(0.29)
11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.47	2.88	3.35	—	—
Class P
11/30/2013	$19.66	$0.51	$0.14	$0.65	$(0.57)	$—
11/30/2012	18.97	0.34	1.49	1.83	(0.75)	(0.39)
11/30/2011	19.37	0.65	(0.01)	0.64	(0.75)	(0.29)
11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.90	3.43	—	—
Class R6
11/30/2013	$19.68	$0.54	$0.12	$0.66	$(0.57)	$—
11/30/2012	18.99	0.54	1.31	1.85	(0.77)	(0.39)
11/30/2011	19.39	0.66	—	0.66	(0.77)	(0.29)
11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.55	2.90	3.45	—	—
Administrative Class
11/30/2013	$19.60	$0.22	$0.37	$0.59	$(0.51)	$—
11/30/2012	18.94	0.48	1.29	1.77	(0.72)	(0.39)
11/30/2011	19.34	0.61	—	0.61	(0.72)	(0.29)
11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.51	2.89	3.40	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

182	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.55)	$19.56	3.10%	$4,900	0.40%		0.60%		2.55%		94%
(1.09)	19.52	9.88	1,798	0.40		0.60		2.57		70
(1.03)	18.86	3.27	1,564	0.47		2.06		2.03		108
(0.80)	19.28	9.67	229	0.50		5.47		2.62		24
—	18.38	22.53	78	0.50	(d)	9.98	(d)	3.36	(d)	21

$(0.35)	$19.23	2.29%	$1,445	1.15%		1.35%		2.01%		94%
(0.97)	19.15	9.08	2,049	1.15		1.35		1.91		70
(1.01)	18.53	2.44	2,347	1.22		2.66		1.65		108
(0.71)	19.09	8.88	305	1.25		7.23		1.99		24
—	18.25	21.67	71	1.25	(d)	8.61	(d)	2.61	(d)	21

$(0.54)	$19.54	2.95%	$191	0.50%		0.60%		4.52%		94%
(1.10)	19.52	9.82	1,290	0.50		0.60		2.19		70
(1.01)	18.87	3.20	251	0.50		2.22		3.07		108
(0.80)	19.30	9.62	204	0.50		5.74		2.84		24
—	18.40	22.67	91	0.50	(d)	8.84	(d)	3.36	(d)	21

$(0.53)	$19.48	2.71%	$227	0.75%		0.85%		2.39%		94%
(1.05)	19.50	9.50	469	0.75		0.85		1.01		70
(0.97)	18.85	2.94	14	0.75		2.46		2.91		108
(0.74)	19.27	9.43	13	0.75		5.77		2.87		24
—	18.35	22.33	12	0.75	(d)	7.76	(d)	3.11	(d)	21

$(0.57)	$19.74	3.39%	$3,925	0.10%		0.20%		2.65%		94%
(1.14)	19.66	10.27	3,845	0.10		0.20		1.78		70
(1.04)	18.97	3.44	14	0.25		2.00		3.41		108
(0.80)	19.37	9.88	14	0.30		5.38		3.32		24
—	18.43	22.87	12	0.30	(d)	6.52	(d)	3.56	(d)	21

$(0.57)	$19.77	3.52%	$7,675	—%		0.12%		2.77%		94%
(1.16)	19.68	10.31	8,243	—		0.15		2.84		70
(1.06)	18.99	3.53	5,885	0.15		1.90		3.48		108
(0.81)	19.39	10.02	5,553	0.20		5.26		3.32		24
—	18.45	23.00	4,306	0.20	(d)	6.42	(d)	3.66	(d)	21

$(0.51)	$19.68	3.08%	$3,646	0.35%		0.45%		1.13%		94%
(1.11)	19.60	9.97	15	0.35		0.45		2.57		70
(1.01)	18.94	3.23	14	0.42		2.17		3.23		108
(0.78)	19.34	9.75	13	0.45		5.54		3.17		24
—	18.40	22.67	12	0.45	(d)	6.67	(d)	3.41	(d)	21

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	183

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
11/30/2013	$19.15	$0.49	$0.21	$0.70	$(0.48)	$(0.05)
11/30/2012	18.82	0.44	1.34	1.78	(0.70)	(0.75)
11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)
11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.53	3.05	3.58	—	—
Class C
11/30/2013	$18.78	$0.31	$0.26	$0.57	$(0.14)	$(0.05)
11/30/2012	18.53	0.37	1.23	1.60	(0.60)	(0.75)
11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)
11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.40	3.06	3.46	—	—
Class D
11/30/2013	$19.16	$0.49	$0.20	$0.69	$(0.43)	$(0.05)
11/30/2012	18.84	0.39	1.36	1.75	(0.68)	(0.75)
11/30/2011	19.43	0.72	(0.19)	0.53	(0.81)	(0.31)
11/30/2010	18.59	0.52	1.17	1.69	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.53	3.06	3.59	—	—
Class R
11/30/2013	$19.14	$0.43	$0.21	$0.64	$(0.46)	$(0.05)
11/30/2012	18.81	0.18	1.54	1.72	(0.64)	(0.75)
11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)
11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.47	3.08	3.55	—	—
Class P
11/30/2013	$19.30	$0.47	$0.30	$0.77	$(0.49)	$(0.05)
11/30/2012	18.94	0.37	1.47	1.84	(0.73)	(0.75)
11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)
11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.54	3.08	3.62	—	—
Class R6
11/30/2013	$19.32	$0.58	$0.21	$0.79	$(0.49)	$(0.05)
11/30/2012	18.96	0.55	1.31	1.86	(0.75)	(0.75)
11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)
11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.55	3.09	3.64	—	—
Administrative Class
11/30/2013	$19.25	$0.24	$0.47	$0.71	$(0.49)	$(0.05)
11/30/2012	18.90	0.51	1.28	1.79	(0.69)	(0.75)
11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)
11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.52	3.08	3.60	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

184	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.53)	$19.32	3.75%	$9,102	0.40%		0.60%		2.60%		86%
(1.45)	19.15	10.23	985	0.38		0.60		2.40		55
(1.14)	18.82	2.82	351	0.48		2.71		2.56		56
(0.85)	19.43	9.60	154	0.53		6.52		2.79		23
—	18.58	23.87	40	0.53	(d)	10.16	(d)	3.38	(d)	25

$(0.19)	$19.16	3.02%	$438	1.15%		1.35%		1.64%		86%
(1.35)	18.78	9.29	364	1.13		1.35		2.07		55
(1.07)	18.53	2.07	669	1.23		3.40		1.61		56
(0.79)	19.21	8.72	204	1.28		8.05		1.72		23
—	18.46	23.07	30	1.28	(d)	10.57	(d)	2.63	(d)	25

$(0.48)	$19.37	3.67%	$319	0.50%		0.60%		2.58%		86%
(1.43)	19.16	10.02	266	0.48		0.60		2.12		55
(1.12)	18.84	2.85	115	0.52		2.91		3.80		56
(0.85)	19.43	9.54	187	0.53		5.95		2.80		23
—	18.59	23.93	65	0.53	(d)	10.35	(d)	3.38	(d)	25

$(0.51)	$19.27	3.40%	$1,022	0.75%		0.85%		2.26%		86%
(1.39)	19.14	9.84	938	0.73		0.85		0.97		55
(1.07)	18.81	2.57	14	0.77		3.09		2.77		56
(0.79)	19.40	9.25	13	0.78		6.30		2.99		23
—	18.55	23.67	12	0.78	(d)	8.76	(d)	3.13	(d)	25

$(0.54)	$19.53	4.06%	$7,643	0.10%		0.20%		2.44%		86%
(1.48)	19.30	10.55	5,323	0.08		0.20		1.95		55
(1.15)	18.94	3.07	42	0.17		1.39		2.24		56
(0.85)	19.51	9.81	14	0.33		5.93		3.44		23
—	18.62	24.13	13	0.33	(d)	6.56	(d)	3.58	(d)	25

$(0.54)	$19.57	4.19%	$7,457	—%		0.12%		3.00%		86%
(1.50)	19.32	10.62	7,708	—	(e)	0.15		2.98		55
(1.17)	18.96	3.16	5,157	0.17		2.51		3.34		56
(0.87)	19.53	9.90	4,834	0.23		5.80		3.44		23
—	18.64	24.27	3,654	0.23	(d)	6.46	(d)	3.68	(d)	25

$(0.54)	$19.42	3.79%	$7,210	0.35%		0.45%		1.27%		86%
(1.44)	19.25	10.20	15	0.33		0.45		2.73		55
(1.12)	18.90	2.87	14	0.44		2.78		3.09		56
(0.83)	19.48	9.63	14	0.48		6.08		3.29		23
—	18.60	24.00	12	0.48	(d)	6.71	(d)	3.43	(d)	25

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	185

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
11/30/2013	$16.63	$0.41	$0.32	$0.73	$(0.40)	$(0.04)
12/19/2011* - 11/30/2012	15.00	0.34	1.43	1.77	(0.14)	—
Class R
11/30/2013	$16.57	$0.48	$0.19	$0.67	$(0.36)	$(0.04)
12/19/2011* - 11/30/2012	15.00	0.18	1.53	1.71	(0.14)	—
Class P
11/30/2013	$16.67	$0.48	$0.31	$0.79	$(0.40)	$(0.04)
12/19/2011* - 11/30/2012	15.00	0.38	1.44	1.82	(0.15)	—
Class R6
11/30/2013	$16.68	$0.50	$0.30	$0.80	$(0.40)	$(0.04)
12/19/2011* - 11/30/2012	15.00	0.45	1.38	1.83	(0.15)	—
Administrative Class
11/30/2013	$16.62	$0.20	$0.55	$0.75	$(0.35)	$(0.04)
12/19/2011* - 11/30/2012	15.00	0.41	1.35	1.76	(0.14)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

186	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.44)	$16.92	4.54%	$13,058	0.40%		0.60%		2.48%		76%
(0.14)	16.63	11.86	335	0.38	(d)	0.60	(d)	2.22	(d)	55

$(0.40)	$16.84	4.16%	$753	0.75%		0.85%		2.88%		76%
(0.14)	16.57	11.51	1,284	0.73	(d)	0.85	(d)	1.19	(d)	55

$(0.44)	$17.02	4.84%	$4,336	0.10%		0.20%		2.88%		76%
(0.15)	16.67	12.21	3,873	0.08	(d)	0.20	(d)	2.47	(d)	55

$(0.44)	$17.04	4.93%	$5,058	—%		0.12%		3.02%		76%
(0.15)	16.68	12.28	5,375	—	(d)(e)	0.15	(d)	2.94	(d)	55

$(0.39)	$16.98	4.60%	$10,606	0.35%		0.45%		1.23%		76%
(0.14)	16.62	11.86	11	0.33	(d)	0.45	(d)	2.72	(d)	55

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	187

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
11/30/2013	$19.80	$0.52	$0.92	$1.44	$(0.54)	$(0.04)
11/30/2012	19.77	0.29	1.61	1.90	(0.70)	(1.17)
11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)
11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	3.95	4.36	—	—
Class C
11/30/2013	$19.53	$0.35	$0.93	$1.28	$(0.35)	$(0.04)
11/30/2012	19.51	0.43	1.30	1.73	(0.54)	(1.17)
11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)
11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.28	4.00	4.28	—	—
Class D
11/30/2013	$19.84	$0.52	$0.90	$1.42	$(0.48)	$(0.04)
11/30/2012	19.82	0.52	1.36	1.88	(0.69)	(1.17)
11/30/2011	20.82	0.53	(0.12)	0.41	(0.85)	(0.56)
11/30/2010	19.40	0.47	1.62	2.09	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	3.99	4.40	—	—
Class R
11/30/2013	$19.85	$0.46	$0.91	$1.37	$(0.53)	$(0.04)
11/30/2012	19.81	0.18	1.67	1.85	(0.64)	(1.17)
11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)
11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.34	4.03	4.37	—	—
Class P
11/30/2013	$20.02	$0.51	$1.00	$1.51	$(0.56)	$(0.04)
11/30/2012	19.95	0.41	1.57	1.98	(0.74)	(1.17)
11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)
11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	4.04	4.45	—	—
Class R6
11/30/2013	$20.04	$0.62	$0.92	$1.54	$(0.56)	$(0.04)
11/30/2012	19.97	0.61	1.38	1.99	(0.75)	(1.17)
11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)
11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.43	4.04	4.47	—	—
Administrative Class
11/30/2013	$19.96	$0.26	$1.21	$1.47	$(0.52)	$(0.04)
11/30/2012	19.91	0.57	1.35	1.92	(0.70)	(1.17)
11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)
11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.39	4.04	4.43	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

188	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.58)	$20.66	7.48%	$10,080	0.35%		0.60%		2.58%		79%
(1.87)	19.80	10.68	10,692	0.29		0.60		1.48		47
(1.41)	19.77	1.76	460	0.45		2.50		2.43		52
(0.67)	20.78	11.07	286	0.63		5.46		2.57		33
—	19.36	29.07	179	0.63	(d)	9.16	(d)	2.47	(d)	11

$(0.39)	$20.42	6.63%	$736	1.10%		1.35%		1.77%		79%
(1.71)	19.53	9.80	605	1.04		1.35		2.26		47
(1.36)	19.51	1.20	654	1.21		3.34		1.84		52
(0.61)	20.59	10.17	542	1.38		7.39		1.32		33
—	19.28	28.53	78	1.38	(d)	9.74	(d)	1.72	(d)	11

$(0.52)	$20.74	7.34%	$643	0.45%		0.60%		2.60%		79%
(1.86)	19.84	10.48	519	0.39		0.60		2.69		47
(1.41)	19.82	1.89	377	0.48		2.51		2.59		52
(0.67)	20.82	11.04	295	0.63		5.63		2.41		33
—	19.40	29.33	123	0.63	(d)	8.98	(d)	2.47	(d)	11

$(0.57)	$20.65	7.09%	$1,199	0.70%		0.85%		2.28%		79%
(1.81)	19.85	10.23	1,103	0.64		0.85		0.95		47
(1.36)	19.81	1.66	14	0.74		2.82		2.54		52
(0.60)	20.80	10.73	14	0.88		5.79		2.53		33
—	19.37	29.13	13	0.88	(d)	7.74	(d)	2.22	(d)	11

$(0.60)	$20.93	7.77%	$7,748	0.05%		0.20%		2.54%		79%
(1.91)	20.02	10.97	5,103	—	(e)	0.20		2.06		47
(1.43)	19.95	2.13	19	0.22		2.27		2.84		52
(0.67)	20.92	11.27	14	0.43		5.41		2.97		33
—	19.45	29.67	13	0.43	(d)	6.37	(d)	2.67	(d)	11

$(0.60)	$20.98	7.87%	$10,854	—	%(e)	0.12%		3.05%		79%
(1.92)	20.04	11.07	9,182	—	(e)	0.15		3.14		47
(1.45)	19.97	2.23	5,813	0.13		2.24		3.04		52
(0.68)	20.94	11.35	5,145	0.33		5.29		3.02		33
—	19.47	29.80	4,163	0.33	(d)	6.27	(d)	2.77	(d)	11

$(0.56)	$20.87	7.55%	$8,939	0.30%		0.45%		1.29%		79%
(1.87)	19.96	10.60	16	0.24		0.45		2.95		47
(1.41)	19.91	1.99	15	0.41		2.52		2.85		52
(0.64)	20.88	11.04	14	0.58		5.55		2.82		33
—	19.43	29.53	13	0.58	(d)	6.52	(d)	2.52	(d)	11

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	189

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
11/30/2013	$16.94	$0.43	$1.20	$1.63	$(0.42)	$(0.06)
12/19/2011* - 11/30/2012	15.00	0.37	1.74	2.11	(0.17)	—
Class R
11/30/2013	$16.89	$0.41	$1.15	$1.56	$(0.39)	$(0.06)
12/19/2011* - 11/30/2012	15.00	0.16	1.90	2.06	(0.17)	—
Class P
11/30/2013	$16.99	$0.49	$1.20	$1.69	$(0.42)	$(0.06)
12/19/2011* - 11/30/2012	15.00	0.38	1.79	2.17	(0.18)	—
Class R6
11/30/2013	$17.00	$0.54	$1.17	$1.71	$(0.42)	$(0.06)
12/19/2011* - 11/30/2012	15.00	0.46	1.72	2.18	(0.18)	—
Administrative Class
11/30/2013	$16.94	$0.22	$1.43	$1.65	$(0.38)	$(0.06)
12/19/2011* - 11/30/2012	15.00	0.42	1.69	2.11	(0.17)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

190	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.48)	$18.09	9.83%	$6,939	0.35%		0.60%		2.48%		67%
(0.17)	16.94	14.23	104	0.30	(d)	0.60	(d)	2.36	(d)	38

$(0.45)	$18.00	9.46%	$961	0.70%		0.85%		2.38%		67%
(0.17)	16.89	13.88	893	0.65	(d)	0.85	(d)	1.04	(d)	38

$(0.48)	$18.20	10.19%	$5,333	0.05%		0.20%		2.83%		67%
(0.18)	16.99	14.58	4,090	—	(d)	0.20	(d)	2.43	(d)	38

$(0.48)	$18.23	10.24%	$5,850	—	%(e)	0.12%		3.10%		67%
(0.18)	17.00	14.65	5,132	—	(d)(e)	0.15	(d)	3.00	(d)	38

$(0.44)	$18.15	9.95%	$10,427	0.30%		0.45%		1.29%		67%
(0.17)	16.94	14.23	12	0.25	(d)	0.45	(d)	2.76	(d)	38

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	191

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
11/30/2013	$19.71	$0.49	$1.82	$2.31	$(0.53)	$(0.04)
11/30/2012	20.22	0.29	1.61	1.90	(0.69)	(1.72)
11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)
11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.30	4.78	5.08	—	—
Class C
11/30/2013	$19.53	$0.34	$1.80	$2.14	$(0.42)	$(0.04)
11/30/2012	20.07	0.31	1.43	1.74	(0.56)	(1.72)
11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)
11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.19	4.73	4.92	—	—
Class D
11/30/2013	$19.61	$0.56	$1.74	$2.30	$(0.45)	$(0.04)
11/30/2012	20.16	0.41	1.44	1.85	(0.68)	(1.72)
11/30/2011	21.88	0.76	(0.51)	0.25	(1.03)	(0.94)
11/30/2010	20.05	0.52	1.92	2.44	(0.46)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.32	4.73	5.05	—	—
Class R
11/30/2013	$19.63	$0.44	$1.80	$2.24	$(0.52)	$(0.04)
11/30/2012	20.16	0.16	1.66	1.82	(0.63)	(1.72)
11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)
11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.26	4.77	5.03	—	—
Class P
11/30/2013	$19.82	$0.49	$1.90	$2.39	$(0.54)	$(0.04)
11/30/2012	20.31	0.39	1.57	1.96	(0.73)	(1.72)
11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)
11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.33	4.79	5.12	—	—
Class R6
11/30/2013	$19.83	$0.60	$1.81	$2.41	$(0.54)	$(0.04)
11/30/2012	20.33	0.56	1.41	1.97	(0.75)	(1.72)
11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)
11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.35	4.78	5.13	—	—
Administrative Class
11/30/2013	$19.75	$0.26	$2.07	$2.33	$(0.51)	$(0.04)
11/30/2012	20.26	0.52	1.38	1.90	(0.69)	(1.72)
11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)
11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.31	4.78	5.09	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

192	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.57)	$21.45	12.11%	$5,513	0.35%		0.60%		2.40%		61%
(2.41)	19.71	10.61	1,915	0.28		0.60		1.52		45
(1.91)	20.22	0.81	151	0.42		2.96		2.42		53
(0.64)	21.88	12.48	79	0.56		5.99		3.57		44
—	20.08	33.87	23	0.56	(d)	11.53	(d)	1.93	(d)	13

$(0.46)	$21.21	11.20%	$317	1.10%		1.35%		1.66%		61%
(2.28)	19.53	9.80	195	1.03		1.35		1.66		45
(1.67)	20.07	0.07	87	1.15		3.56		1.30		53
(0.53)	21.65	11.61	22	1.31		6.66		2.82		44
—	19.92	32.80	42	1.31	(d)	11.89	(d)	1.18	(d)	13

$(0.49)	$21.42	11.94%	$229	0.45%		0.60%		2.76%		61%
(2.40)	19.61	10.42	245	0.38		0.60		2.16		45
(1.97)	20.16	0.77	187	0.46		3.00		3.57		53
(0.61)	21.88	12.49	177	0.56		6.58		2.51		44
—	20.05	33.67	45	0.56	(d)	10.43	(d)	1.93	(d)	13

$(0.56)	$21.31	11.70%	$1,167	0.70%		0.85%		2.15%		61%
(2.35)	19.63	10.24	848	0.63		0.85		0.87		45
(1.89)	20.16	0.54	15	0.70		3.22		2.63		53
(0.57)	21.85	12.19	15	0.81		6.50		2.90		44
—	20.03	33.53	14	0.81	(d)	10.01	(d)	1.68	(d)	13

$(0.58)	$21.63	12.42%	$4,704	0.05%		0.20%		2.37%		61%
(2.45)	19.82	10.99	2,343	—	(e)	0.20		2.00		45
(1.97)	20.31	1.06	15	0.21		2.75		3.11		53
(0.63)	21.97	12.64	15	0.36		6.10		3.35		44
—	20.12	34.13	13	0.36	(d)	6.43	(d)	2.13	(d)	13

$(0.58)	$21.66	12.51%	$9,939	—	%(e)	0.12%		2.93%		61%
(2.47)	19.83	11.04	7,782	—	(e)	0.15		2.95		45
(1.99)	20.33	1.11	5,315	0.10		2.65		3.15		53
(0.65)	22.00	12.83	4,769	0.26		5.98		3.43		44
—	20.13	34.20	4,100	0.26	(d)	6.33	(d)	2.23	(d)	13

$(0.55)	$21.53	12.13%	$5,054	0.30%		0.45%		1.27%		61%
(2.41)	19.75	10.67	17	0.23		0.45		2.72		45
(1.94)	20.26	0.87	15	0.38		2.93		2.94		53
(0.61)	21.93	12.48	15	0.51		6.24		3.20		44
—	20.09	33.93	13	0.51	(d)	6.58	(d)	1.98	(d)	13

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	193

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
11/30/2013	$17.02	$0.41	$1.79	$2.20	$(0.46)	$(0.09)
12/19/2011* - 11/30/2012	15.00	0.32	1.92	2.24	(0.22)	—
Class R
11/30/2013	$16.96	$0.38	$1.75	$2.13	$(0.43)	$(0.09)
12/19/2011* - 11/30/2012	15.00	0.16	2.02	2.18	(0.22)	—
Class P
11/30/2013	$17.06	$0.47	$1.79	$2.26	$(0.46)	$(0.09)
12/19/2011* - 11/30/2012	15.00	0.39	1.89	2.28	(0.22)	—
Class R6
11/30/2013	$17.07	$0.52	$1.76	$2.28	$(0.46)	$(0.09)
12/19/2011* - 11/30/2012	15.00	0.50	1.79	2.29	(0.22)	—
Administrative Class
11/30/2013	$17.01	$0.22	$1.99	$2.21	$(0.42)	$(0.09)
12/19/2011* - 11/30/2012	15.00	0.44	1.79	2.23	(0.22)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

194	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.55)	$18.67	13.33%	$4,313	0.33%		0.60%		2.31%		51%
(0.22)	17.02	15.09	61	0.29	(d)	0.60	(d)	2.08	(d)	38

$(0.52)	$18.57	12.94%	$356	0.68%		0.85%		2.17%		51%
(0.22)	16.96	14.67	293	0.64	(d)	0.85	(d)	1.07	(d)	38

$(0.55)	$18.77	13.68%	$2,286	0.03%		0.20%		2.63%		51%
(0.22)	17.06	15.37	1,584	—	(d)(e)	0.20	(d)	2.46	(d)	38

$(0.55)	$18.80	13.80%	$4,587	—	%(e)	0.12%		2.91%		51%
(0.22)	17.07	15.44	3,733	—	(d)(e)	0.15	(d)	3.23	(d)	38

$(0.51)	$18.71	13.40%	$1,542	0.28%		0.45%		1.23%		51%
(0.22)	17.01	15.02	12	0.24	(d)	0.45	(d)	2.84	(d)	38

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	195

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
11/30/2013	$19.48	$0.42	$2.32	$2.74	$(0.60)	$(0.07)
11/30/2012	20.16	0.28	1.59	1.87	(0.76)	(1.79)
11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)
11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.31	4.76	5.07	—	—
Class C
11/30/2013	$19.25	$0.30	$2.27	$2.57	$(0.41)	$(0.07)
11/30/2012	19.92	0.27	1.44	1.71	(0.59)	(1.79)
11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)
11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.18	4.78	4.96	—	—
Class D
11/30/2013	$19.48	$0.45	$2.28	$2.73	$(0.56)	$(0.07)
11/30/2012	20.15	0.48	1.37	1.85	(0.73)	(1.79)
11/30/2011	22.01	0.59	(0.34)	0.25	(1.09)	(1.02)
11/30/2010	20.09	0.62	1.93	2.55	(0.44)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.32	4.77	5.09	—	—
Class R
11/30/2013	$19.47	$0.37	$2.29	$2.66	$(0.60)	$(0.07)
11/30/2012	20.12	0.18	1.64	1.82	(0.68)	(1.79)
11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)
11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.26	4.80	5.06	—	—
Class P
11/30/2013	$19.64	$0.48	$2.35	$2.83	$(0.63)	$(0.07)
11/30/2012	20.27	0.38	1.56	1.94	(0.78)	(1.79)
11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)
11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.33	4.81	5.14	—	—
Class R6
11/30/2013	$19.66	$0.55	$2.29	$2.84	$(0.63)	$(0.07)
11/30/2012	20.30	0.58	1.38	1.96	(0.81)	(1.79)
11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)
11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.34	4.82	5.16	—	—
Administrative Class
11/30/2013	$19.58	$0.22	$2.55	$2.77	$(0.59)	$(0.07)
11/30/2012	20.23	0.53	1.36	1.89	(0.75)	(1.79)
11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)
11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.30	4.81	5.11	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

196	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.67)	$21.55	14.50%	$1,014	0.30%		0.60%		2.08%		54%
(2.55)	19.48	10.64	1,371	0.26		0.60		1.45		47
(2.11)	20.16	0.80	71	0.41		2.92		2.85		51
(0.62)	22.00	13.02	57	0.56		6.28		3.05		37
—	20.07	33.80	30	0.56	(d)	9.92	(d)	1.91	(d)	11

$(0.48)	$21.34	13.64%	$119	1.05%		1.35%		1.48%		54%
(2.38)	19.25	9.78	60	1.01		1.35		1.44		47
(2.03)	19.92	(0.01)	48	1.17		3.70		2.09		51
(0.50)	21.85	12.21	35	1.31		7.37		2.11		37
—	19.96	33.07	13	1.31	(d)	10.64	(d)	1.16	(d)	11

$(0.63)	$21.58	14.42%	$333	0.40%		0.60%		2.21%		54%
(2.52)	19.48	10.51	202	0.36		0.60		2.55		47
(2.11)	20.15	0.75	189	0.44		3.02		2.74		51
(0.63)	22.01	12.99	166	0.56		6.36		3.04		37
—	20.09	33.93	91	0.56	(d)	11.64	(d)	1.91	(d)	11

$(0.67)	$21.46	14.11%	$497	0.65%		0.85%		1.85%		54%
(2.47)	19.47	10.30	359	0.61		0.85		0.96		47
(2.06)	20.12	0.51	17	0.69		3.21		2.71		51
(0.58)	21.97	12.75	17	0.81		6.49		2.98		37
—	20.06	33.73	13	0.81	(d)	10.14	(d)	1.66	(d)	11

$(0.70)	$21.77	14.90%	$1,397	—%		0.20%		2.34%		54%
(2.57)	19.64	11.00	762	—	(e)	0.20		1.98		47
(2.13)	20.27	0.96	15	0.19		2.75		3.21		51
(0.64)	22.10	13.26	15	0.36		6.08		3.48		37
—	20.14	34.27	14	0.36	(d)	7.10	(d)	2.11	(d)	11

$(0.70)	$21.80	14.94%	$8,935	—	%(e)	0.12%		2.68%		54%
(2.60)	19.66	11.06	6,431	—	(e)	0.15		3.03		47
(2.16)	20.30	1.11	5,149	0.09		2.65		3.22		51
(0.66)	22.12	13.34	4,619	0.26		5.97		3.56		37
—	20.16	34.40	3,963	0.26	(d)	7.00	(d)	2.21	(d)	11

$(0.66)	$21.69	14.66%	$1,194	0.25%		0.45%		1.07%		54%
(2.54)	19.58	10.62	17	0.21		0.45		2.77		47
(2.10)	20.23	0.82	15	0.37		2.93		3.04		51
(0.62)	22.06	13.09	15	0.51		6.23		3.32		37
—	20.11	34.07	14	0.51	(d)	7.25	(d)	1.96	(d)	11

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	197

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
11/30/2013	$17.02	$0.26	$2.11	$2.37	$(0.59)	$(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.80	2.24	(0.22)	—
Class R
11/30/2013	$16.97	$0.30	$2.00	$2.30	$(0.56)	$(0.29)
12/19/2011* - 11/30/2012	15.00	0.31	1.88	2.19	(0.22)	—
Class P
11/30/2013	$17.08	$0.34	$2.09	$2.43	$(0.61)	$(0.29)
12/19/2011* - 11/30/2012	15.00	0.43	1.87	2.30	(0.22)	—
Class R6
11/30/2013	$17.09	$0.49	$1.96	$2.45	$(0.61)	$(0.29)
12/19/2011* - 11/30/2012	15.00	0.50	1.81	2.31	(0.22)	—
Administrative Class
11/30/2013	$17.03	$0.22	$2.16	$2.38	$(0.57)	$(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.81	2.25	(0.22)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

198	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.88)	$18.51	14.59%	$135	0.30%		0.60%		1.52%		41%
(0.22)	17.02	15.10	11	0.27	(d)	0.60	(d)	2.82	(d)	31

$(0.85)	$18.42	14.22%	$72	0.65%		0.85%		1.75%		41%
(0.22)	16.97	14.75	39	0.62	(d)	0.85	(d)	1.99	(d)	31

$(0.90)	$18.61	14.88%	$240	—%		0.20%		1.96%		41%
(0.22)	17.08	15.52	59	—	(d)(e)	0.20	(d)	2.77	(d)	31

$(0.90)	$18.64	15.06%	$4,388	—	%(e)	0.12%		2.77%		41%
(0.22)	17.09	15.52	3,509	—	(d)(e)	0.15	(d)	3.21	(d)	31

$(0.86)	$18.55	14.67%	$221	0.25%		0.45%		1.22%		41%
(0.22)	17.03	15.17	11	0.22	(d)	0.46	(d)	2.87	(d)	31

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	199

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement Income:
Class A
11/30/2013	$19.20	$0.50	$0.03	$0.53	$(0.66)	$(0.08)
11/30/2012	18.27	0.48	1.23	1.71	(0.58)	(0.20)
11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)
11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.53	2.71	3.24	(0.43)	—
Class C
11/30/2013	$18.99	$0.37	$0.01	$0.38	$(0.50)	$(0.08)
11/30/2012	18.09	0.31	1.24	1.55	(0.45)	(0.20)
11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)
11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.41	2.72	3.13	(0.30)	—
Class D
11/30/2013	$19.29	$0.45	$0.05	$0.50	$(0.63)	$(0.08)
11/30/2012	18.36	0.30	1.41	1.71	(0.58)	(0.20)
11/30/2011	18.60	0.49	0.13	0.62	(0.66)	(0.20)
11/30/2010	17.83	0.49	1.04	1.53	(0.56)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.52	2.72	3.24	(0.41)	—
Class R
11/30/2013	$19.74	$0.46	$0.01	$0.47	$(0.57)	$(0.08)
11/30/2012	18.77	0.24	1.45	1.69	(0.52)	(0.20)
11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)
11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.47	2.74	3.21	(0.35)	—
Class P
11/30/2013	$19.44	$0.46	$0.13	$0.59	$(0.72)	$(0.08)
11/30/2012	18.49	0.32	1.48	1.80	(0.65)	(0.20)
11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)
11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.54	2.74	3.28	(0.43)	—
Class R6
11/30/2013	$19.08	$0.56	$0.03	$0.59	$(0.73)	$(0.08)
11/30/2012	18.16	0.49	1.28	1.77	(0.65)	(0.20)
11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)
11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.55	2.74	3.29	(0.44)	—
Administrative Class
11/30/2013	$19.41	$0.22	$0.32	$0.54	$(0.69)	$(0.08)
11/30/2012	18.46	0.49	1.26	1.75	(0.60)	(0.20)
11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)
11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.52	2.74	3.26	(0.43)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

200	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.03)	$(0.77)	$18.96	2.78%	$4,326	0.39%		0.60%		2.64%		81%
—	(0.78)	19.20	9.68	4,891	0.40		0.60		2.57		51
—	(0.87)	18.27	3.45	4,427	0.46		1.60		2.01		74
—	(0.81)	18.52	8.86	595	0.52		5.29		2.65		22
—	(0.43)	17.81	21.95	256	0.52	(d)	8.79	(d)	3.42	(d)	26

$(0.03)	$(0.61)	$18.76	2.03%	$4,359	1.14%		1.35%		1.99%		81%
—	(0.65)	18.99	8.84	6,935	1.15		1.35		1.70		51
—	(0.75)	18.09	2.71	5,820	1.22		2.48		1.50		74
—	(0.86)	18.36	8.09	1,398	1.27		6.16		1.56		22
—	(0.30)	17.83	21.11	133	1.27	(d)	10.38	(d)	2.67	(d)	26

$(0.03)	$(0.74)	$19.05	2.70%	$1,111	0.49%		0.60%		2.37%		81%
—	(0.78)	19.29	9.53	1,553	0.50		0.60		1.59		51
—	(0.86)	18.36	3.42	326	0.51		2.21		2.65		74
—	(0.76)	18.60	8.89	179	0.52		5.75		2.75		22
—	(0.41)	17.83	21.93	73	0.52	(d)	8.81	(d)	3.42	(d)	26

$(0.03)	$(0.68)	$19.53	2.46%	$152	0.74%		0.85%		2.36%		81%
—	(0.72)	19.74	9.28	183	0.75		0.85		1.29		51
—	(0.54)	18.77	3.18	17	0.76		4.59		2.82		74
—	(0.63)	18.73	8.61	15	0.77		5.62		2.70		22
—	(0.35)	17.86	21.72	12	0.77	(d)	7.31	(d)	3.17	(d)	26

$(0.03)	$(0.83)	$19.20	3.12%	$4,427	0.09%		0.20%		2.42%		81%
—	(0.85)	19.44	10.05	4,751	0.10		0.20		1.71		51
—	(0.58)	18.49	3.69	14	0.26		4.47		3.38		74
—	(1.00)	18.41	9.13	13	0.32		5.13		3.20		22
—	(0.43)	17.85	22.19	12	0.32	(d)	6.06	(d)	3.62	(d)	26

$(0.03)	$(0.84)	$18.83	3.23%	$9,487	—	%(e)	0.12%		2.96%		81%
—	(0.85)	19.08	10.11	11,294	—		0.15		2.64		51
—	(0.91)	18.16	3.77	4,904	0.16		1.81		3.53		74
—	(1.03)	18.40	9.24	4,803	0.22		5.04		3.22		22
—	(0.44)	17.85	22.30	3,779	0.22	(d)	5.96	(d)	3.72	(d)	26

$(0.03)	$(0.80)	$19.15	2.92%	$2,461	0.34%		0.45%		1.16%		81%
—	(0.80)	19.41	9.71	15	0.35		0.45		2.59		51
—	(0.56)	18.46	3.49	14	0.44		4.65		3.21		74
—	(0.96)	18.40	8.94	13	0.47		5.28		3.05		22
—	(0.43)	17.83	22.03	12	0.47	(d)	6.21	(d)	3.47	(d)	26

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	201

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Return of Capital
AllianzGI Global Allocation:
Class A
11/30/2013	$11.07	$0.31	$0.95	$1.26	$(0.43)	$—
11/30/2012	10.30	0.25	0.84	1.09	(0.32)	—
11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	—
11/30/2010	9.84	0.26	0.85	1.11	(0.37)	—
7/1/2009** - 11/30/2009	8.45	0.08	1.35	1.43	(0.04)	—
6/30/2009	10.62	0.30	(1.98)	(1.68)	(0.40)	(0.09)
Class B
11/30/2013	$11.27	$0.26	$0.94	$1.20	$(0.34)	$—
11/30/2012	10.48	0.21	0.81	1.02	(0.23)	—
11/30/2011	10.74	0.22	(0.20)	0.02	(0.28)	—
11/30/2010	9.92	0.22	0.83	1.05	(0.23)	—
7/1/2009** - 11/30/2009	8.53	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.70	0.23	(1.99)	(1.76)	(0.33)	(0.08)
Class C
11/30/2013	$11.19	$0.23	$0.96	$1.19	$(0.34)	$—
11/30/2012	10.41	0.17	0.85	1.02	(0.24)	—
11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	—
11/30/2010	9.89	0.19	0.85	1.04	(0.24)	—
7/1/2009** - 11/30/2009	8.50	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.68	0.24	(2.01)	(1.77)	(0.33)	(0.08)
Class D
11/30/2013	$11.03	$0.23	$1.03	$1.26	$(0.44)	$—
11/30/2012	10.27	0.24	0.84	1.08	(0.32)	—
11/30/2011	10.56	0.17	(0.06)	0.11	(0.40)	—
11/30/2010	9.83	0.23	0.87	1.10	(0.37)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	(0.01)
Class R
11/30/2013	$11.02	$0.28	$0.95	$1.23	$(0.41)	$—
11/30/2012	10.26	0.21	0.84	1.05	(0.29)	—
11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	—
11/30/2010	9.81	0.24	0.84	1.08	(0.35)	—
7/1/2009** - 11/30/2009	8.44	0.07	1.34	1.41	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	(0.01)

*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Less than $0.01 per share.

202	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(0.43)	$—		$11.90	11.79%	$69,565	0.41%		1.36%		2.68%		45%
(0.32)	—		11.07	10.64	70,312	0.43		1.38		2.32		57
(0.39)	—		10.30	0.95	73,816	0.47		1.35		2.32		64
(0.37)	—		10.58	11.56	72,415	0.51		1.42		2.58		46
(0.04)	—		9.84	16.93	57,225	0.52	(e)	1.39	(e)	1.98	(e)	11
(0.49)	—	(f)	8.45	(15.51)	47,224	0.63		0.76		3.51		69

$(0.34)	$—		$12.13	10.84%	$2,874	1.14%		2.18%		2.25%		45%
(0.23)	—		11.27	9.90	4,307	1.19		2.09		1.96		57
(0.28)	—		10.48	0.15	9,467	1.22		2.10		1.95		64
(0.23)	—		10.74	10.86	18,030	1.26		2.19		2.13		46
(0.02)	—		9.92	16.44	31,698	1.27	(e)	2.11	(e)	1.23	(e)	11
(0.41)	—	(f)	8.53	(16.12)	29,177	1.39		1.50		2.67		69

$(0.34)	$—		$12.04	10.81%	$68,756	1.14%		2.10%		1.98%		45%
(0.24)	—		11.19	9.90	71,375	1.18		2.11		1.59		57
(0.30)	—		10.41	0.15	78,367	1.22		2.09		1.64		64
(0.24)	—		10.69	10.65	87,546	1.26		2.16		1.93		46
(0.02)	—		9.89	16.62	89,277	1.27	(e)	2.14	(e)	1.23	(e)	11
(0.41)	—	(f)	8.50	(16.21)	80,857	1.39		1.50		2.74		69

$(0.44)	$—		$11.85	11.70%	$1,189	0.37%		1.39%		1.99%		45%
(0.32)	—		11.03	10.68	266	0.46		1.33		2.25		57
(0.40)	—		10.27	0.95	197	0.45		1.38		1.56		64
(0.37)	—		10.56	11.48	34	0.51		1.41		2.28		46
(0.04)	—		9.83	16.95	13	0.52	(e)	1.38	(e)	1.98	(e)	11
(0.05)	—		8.44	3.55	10	0.52	(e)	1.34	(e)	1.85	(e)	69

$(0.41)	$—		$11.84	11.44%	$17	0.59%		1.54%		2.42%		45%
(0.29)	—		11.02	10.44	15	0.67		1.56		2.02		57
(0.36)	—		10.26	0.73	14	0.72		1.59		2.11		64
(0.35)	—		10.54	11.30	13	0.76		1.64		2.38		46
(0.04)	—		9.81	16.78	12	0.77	(e)	1.63	(e)	1.73	(e)	11
(0.05)	—		8.44	3.52	10	0.77	(e)	1.68	(e)	1.61	(e)	69

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	203

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Return of Capital
AllianzGI Global Allocation (cont’d)
Class P
11/30/2013	$11.07	$0.32	$0.96	$1.28	$(0.45)	$—
11/30/2012	10.28	0.29	0.81	1.10	(0.31)	—
11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	—
11/30/2010	9.84	0.26	0.86	1.12	(0.40)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.36	1.44	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	(0.01)
Institutional Class
11/30/2013	$10.97	$0.32	$0.95	$1.27	$(0.46)	$—
11/30/2012	10.21	0.26	0.84	1.10	(0.34)	—
11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	—
11/30/2010	9.77	0.29	0.83	1.12	(0.41)	—
7/1/2009** - 11/30/2009	8.38	0.09	1.34	1.43	(0.04)	—
5/4/2009* - 6/30/2009	10.55	0.33	(1.97)	(1.64)	(0.43)	(0.10)
Administrative Class
11/30/2013	$11.30	$0.43	$0.85	$1.28	$(0.41)	$—
11/30/2012	10.51	0.26	0.84	1.10	(0.31)	—
11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	—
11/30/2010	9.83	0.27	0.86	1.13	(0.18)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	(0.01)

*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Less than $0.01 per share.

204	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(0.45)	$—		$11.90	11.92%	$1,960	0.19%		1.13%		2.81%		45%
(0.31)	—		11.07	10.91	1,340	0.25		1.37		2.75		57
(0.41)	—		10.28	1.13	1,996	0.27		1.22		2.52		64
(0.40)	—		10.56	11.77	6,433	0.31		1.39		2.54		46
(0.04)	—		9.84	16.99	1,658	0.31	(e)	1.21	(e)	2.19	(e)	11
(0.05)	—		8.44	3.55	1,477	0.27	(e)	1.37	(e)	2.04	(e)	69

$(0.46)	$—		$11.78	11.90%	$68,675	0.16%		1.11%		2.81%		45%
(0.34)	—		10.97	11.01	57,357	0.15		1.14		2.47		57
(0.41)	—		10.21	1.31	47,916	0.16		1.12		2.50		64
(0.41)	—		10.48	11.88	37,093	0.21		1.15		2.91		46
(0.04)	—		9.77	17.14	31,841	0.20	(e)	1.11	(e)	2.30	(e)	11
(0.53)	—	(f)	8.38	(15.16)	16,150	0.13		0.30		3.89		69

$(0.41)	$—		$12.17	11.59%	$24	0.41%		1.48%		3.73%		45%
(0.31)	—		11.30	10.70	1,653	0.40		1.42		2.35		57
(0.39)	—		10.51	1.05	1,649	0.41		1.36		1.19		64
(0.18)	—		10.78	11.62	14	0.46		1.37		2.68		46
(0.04)	—		9.83	17.07	12	0.52	(e)	1.36	(e)	1.98	(e)	11
(0.05)	—		8.44	3.57	10	0.32	(e)	1.20	(e)	2.05	(e)	69

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	205

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Growth Allocation:
Class A
11/30/2013	$22.04	$0.42	$3.07	$3.49	$(0.61)	$(0.22)
11/30/2012	20.72	0.51	1.71	2.22	(0.59)	(0.31)
11/30/2011	22.03	0.45	(0.33)	0.12	(0.91)	(0.52)
11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class C
11/30/2013	$21.71	$0.30	$2.97	$3.27	$(0.48)	$(0.22)
11/30/2012	20.49	0.30	1.74	2.04	(0.51)	(0.31)
11/30/2011	21.81	0.24	(0.28)	(0.04)	(0.76)	(0.52)
11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.09	4.78	4.87	—	—
Class D
11/30/2013	$22.00	$0.31	$3.16	$3.47	$(0.67)	$(0.22)
11/30/2012	20.78	0.37	1.85	2.22	(0.69)	(0.31)
11/30/2011	22.06	0.48	(0.36)	0.12	(0.88)	(0.52)
11/30/2010	19.96	0.63	1.94	2.57	(0.33)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class R
11/30/2013	$21.90	$0.23	$3.20	$3.43	$(0.49)	$(0.22)
11/30/2012	20.73	0.39	1.77	2.16	(0.68)	(0.31)
11/30/2011	22.01	0.40	(0.34)	0.06	(0.82)	(0.52)
11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.14	4.79	4.93	—	—
Class P
11/30/2013	$22.08	$0.38	$3.14	$3.52	$(0.67)	$(0.22)
11/30/2012	20.85	0.49	1.77	2.26	(0.72)	(0.31)
11/30/2011	22.12	0.63	(0.48)	0.15	(0.90)	(0.52)
11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.19	4.80	4.99	—	—
Institutional Class
11/30/2013	$22.10	$0.56	$2.99	$3.55	$(0.69)	$(0.22)
11/30/2012	20.87	0.51	1.78	2.29	(0.75)	(0.31)
11/30/2011	22.14	0.65	(0.48)	0.17	(0.92)	(0.52)
11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.20	4.80	5.00	—	—
Administrative Class
11/30/2013	$22.04	$0.48	$3.01	$3.49	$(0.64)	$(0.22)
11/30/2012	20.81	0.46	1.77	2.23	(0.69)	(0.31)
11/30/2011	22.08	0.59	(0.47)	0.12	(0.87)	(0.52)
11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.80	4.97	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

206	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.83)	$24.70	16.42%	$1,344	0.40%		3.84%		1.82%		101%
(0.90)	22.04	11.17	841	0.41		4.12		2.40		51
(1.43)	20.72	0.17	1,283	0.47		3.23		2.02		85
(0.49)	22.03	13.08	815	0.54		5.64		2.29		66
—	19.96	33.07	41	0.54	(d)	6.46	(d)	1.57	(d)	6

$(0.70)	$24.28	15.52%	$1,455	1.18%		4.53%		1.33%		101%
(0.82)	21.71	10.34	1,277	1.18		4.65		1.44		51
(1.28)	20.49	(0.53)	1,241	1.20		4.46		1.13		85
(0.46)	21.81	12.34	497	1.29		6.28		2.18		66
—	19.87	32.47	181	1.29	(d)	7.21	(d)	0.82	(d)	6

$(0.89)	$24.58	16.43%	$413	0.40%		4.16%		1.36%		101%
(1.00)	22.00	11.13	105	0.41		3.95		1.73		51
(1.40)	20.78	0.19	37	0.45		3.60		2.20		85
(0.47)	22.06	13.15	22	0.54		5.48		3.05		66
—	19.96	33.07	13	0.54	(d)	6.46	(d)	1.57	(d)	6

$(0.71)	$24.62	16.13%	$111	0.63%		4.28%		1.00%		101%
(0.99)	21.90	10.89	38	0.65		4.16		1.87		51
(1.34)	20.73	(0.08)	36	0.71		3.90		1.84		85
(0.45)	22.01	12.91	15	0.79		5.61		3.04		66
—	19.93	32.87	13	0.79	(d)	6.71	(d)	1.32	(d)	6

$(0.89)	$24.71	16.62%	$41	0.23%		3.76%		1.65%		101%
(1.03)	22.08	11.35	17	0.23		3.67		2.32		51
(1.42)	20.85	0.34	15	0.27		3.26		2.84		85
(0.49)	22.12	13.38	15	0.34		5.21		3.48		66
—	19.99	33.27	13	0.34	(d)	6.31	(d)	1.77	(d)	6

$(0.91)	$24.74	16.71%	$3,296	0.13%		3.48%		2.43%		101%
(1.06)	22.10	11.51	5,008	0.13		3.84		2.42		51
(1.44)	20.87	0.43	4,483	0.17		3.16		2.95		85
(0.50)	22.14	13.49	4,484	0.24		5.11		3.58		66
—	20.00	33.33	3,920	0.24	(d)	6.21	(d)	1.87	(d)	6

$(0.86)	$24.67	16.48%	$20	0.38%		3.79%		2.09%		101%
(1.00)	22.04	11.20	17	0.38		3.82		2.17		51
(1.39)	20.81	0.20	15	0.42		3.41		2.69		85
(0.47)	22.08	13.20	15	0.49		5.36		3.33		66
—	19.97	33.13	13	0.49	(d)	6.46	(d)	1.62	(d)	6

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	207

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Behavioral Advantage Large Cap:
Class A
11/30/2013	$19.04	$0.24	$5.73	$5.97	$(0.20)	$(1.09)
11/30/2012	16.05	0.29	2.76	3.05	(0.06)	—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class C
11/30/2013	$18.90	$0.09	$5.65	$5.74	$(0.21)	$(1.09)
11/30/2012	16.02	0.16	2.74	2.90	(0.02)	—
9/8/2011* - 11/30/2011	15.00	0.01	1.01	1.02	—	—
Class D
11/30/2013	$19.04	$0.23	$5.68	$5.91	$(0.36)	$(1.09)
11/30/2012	16.05	0.28	2.77	3.05	(0.06)	—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class P
11/30/2013	$19.09	$0.29	$5.71	$6.00	$(0.26)	$(1.09)
11/30/2012	16.05	0.32	2.79	3.11	(0.07)	—
9/8/2011* - 11/30/2011	15.00	0.05	1.00	1.05	—	—
Institutional Class
11/30/2013	$19.10	$0.30	$5.73	$6.03	$(0.30)	$(1.09)
11/30/2012	16.06	0.34	2.77	3.11	(0.07)	—
9/8/2011* - 11/30/2011	15.00	0.05	1.01	1.06	—	—
AllianzGI China Equity:
Class A
11/30/2013	$14.78	$0.15	$2.13	$2.28	$(0.21)	$—
11/30/2012	15.01	0.16	0.91	1.07	(0.10)	(1.20)
11/30/2011	19.81	0.60	(4.58)	(3.98)	— (f)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.09)	4.90	4.81	—	—
Class C
11/30/2013	$14.63	$(0.03)	$2.18	$2.15	$— (f)	$—
11/30/2012	14.88	0.06	0.89	0.95	— (f)	(1.20)
11/30/2011	19.78	(0.10)	(3.98)	(4.08)	— (f)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.17)	4.95	4.78	—	—
Class D
11/30/2013	$14.91	$0.07	$2.23	$2.30	$(0.35)	$—
11/30/2012	15.04	0.16	0.91	1.07	— (f)	(1.20)
11/30/2011	19.84	0.02	(3.99)	(3.97)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.08)	4.92	4.84	—	—
Class P
11/30/2013	$14.78	$0.23	$2.11	$2.34	$(0.13)	$—
11/30/2012	15.10	0.01	1.08	1.09	(0.21)	(1.20)
11/30/2011	19.87	0.12	(4.06)	(3.94)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.02)	4.89	4.87	—	—
Institutional Class
11/30/2013	$14.81	$0.20	$2.13	$2.33	$(0.32)	$—
11/30/2012	15.12	0.20	0.90	1.10	(0.21)	(1.20)
11/30/2011	19.88	0.18	(4.10)	(3.92)	(0.02)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.01)	4.89	4.88	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

208	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.29)	$23.72		33.61%		$8,607	0.83%		1.25%		1.09%		64%
(0.06)	19.04		19.07		49	0.90		2.76		1.59		76
—	16.05		7.00		11	0.90	(c)	2.84	(c)	1.14	(c)	— (d)

$(1.30)	$23.34		32.60%		$204	1.59%		2.08%		0.44%		64%
(0.02)	18.90		18.15		64	1.65		3.62		0.89		76
—	16.02		6.80		10	1.65	(c)	3.59	(c)	0.38	(c)	— (d)

$(1.45)	$23.50		33.57%		$183	0.85%		2.08%		1.15%		64%
(0.06)	19.04		19.07		19	0.90		2.61		1.55		76
—	16.05		7.00		11	0.90	(c)	2.84	(c)	1.14	(c)	— (d)

$(1.35)	$23.74		33.83%		$17	0.65%		1.20%		1.42%		64%
(0.07)	19.09		19.43		13	0.65		2.38		1.76		76
—	16.05		7.00		11	0.65	(c)	2.70	(c)	1.39	(c)	— (d)

$(1.39)	$23.74		34.02%		$48,281	0.55%		1.05%		1.44%		64%
(0.07)	19.10		19.46		17,172	0.55		2.32		1.88		76
—	16.06		7.07		10,705	0.55	(c)	2.58	(c)	1.48	(c)	— (d)

$(0.21)	$16.85	(e)	15.58	%(e)	$137	1.73%		5.88%		0.96%		36%
(1.30)	14.78		8.35		137	1.72		6.54		1.15		36
(0.82)	15.01		(20.45)		191	1.73		5.29		3.25		132
—	19.81		32.07		239	1.90	(c)	8.21	(c)	(0.99	)(c)	21

$— (f)	$16.78	(e)	14.70	%(e)	$52	2.56%		6.59%		(0.20)%		36%
(1.20)	14.63		7.49		55	2.52		8.46		0.43		36
(0.82)	14.88		(21.02)		108	2.56		6.74		(0.56)		132
—	19.78		31.87		387	2.65	(c)	8.88	(c)	(1.88	)(c)	21

$(0.35)	$16.86	(e)	15.64	%(e)	$220	1.77%		13.23%		0.42%		36%
(1.20)	14.91		8.26		362	1.74		15.31		1.14		36
(0.83)	15.04		(20.40)		232	1.77		6.76		0.14		132
—	19.84		32.27		386	1.90	(c)	8.10	(c)	(0.91	)(c)	21

$(0.13)	$16.99	(e)	15.93	%(e)	$13	1.51%		5.73%		1.53%		36%
(1.41)	14.78		8.51		25	1.50		5.74		0.08		36
(0.83)	15.10		(20.18)		124	1.51		8.18		0.79		132
—	19.87		32.47		13	1.65	(c)	8.13	(c)	(0.19	)(c)	21

$(0.32)	$16.82	(e)	15.99	%(e)	$4,076	1.45%		5.69%		1.31%		36%
(1.41)	14.81		8.64		3,490	1.43		6.19		1.41		36
(0.84)	15.12		(20.11)		3,216	1.45		5.96		1.04		132
—	19.88		32.53		3,923	1.55	(c)	8.01	(c)	(0.08	)(c)	21
(c)	Annualized.
(d)	Less than 1%.
(e)	Payments from Affiliates increased the net asset value and the total return by $0.12 and 0.82%, respectively.
(f)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	209

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
11/30/2013	$28.27	$0.54	$6.59	$7.13	$(0.49)	$—
11/30/2012	28.11	0.53	1.95	2.48	(0.75)	(1.57)
11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—
Class C
11/30/2013	$28.30	$0.30	$6.60	$6.90	$(0.27)	$—
11/30/2012	28.15	0.32	1.96	2.28	(0.56)	(1.57)
11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—
4/12/2010* - 11/30/2010	26.22	0.24	1.84	2.08	— (d)	—
Class D
11/30/2013	$28.22	$0.52	$6.57	$7.09	$(0.45)	$—
11/30/2012	28.08	0.51	1.95	2.46	(0.75)	(1.57)
11/30/2011	28.16	0.54	0.03	0.57	(0.65)	—
4/12/2010* - 11/30/2010	26.22	0.40	1.79	2.19	(0.25)	—
Class R
11/30/2013	$28.20	$0.34	$6.61	$6.95	$(0.28)	$—
11/30/2012	28.08	0.43	1.95	2.38	(0.69)	(1.57)
11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—
4/12/2010* - 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—
Class P
11/30/2013	$28.20	$0.63	$6.55	$7.18	$(0.54)	$—
11/30/2012	28.04	0.58	1.94	2.52	(0.79)	(1.57)
11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—
6/7/2010* - 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—
Institutional Class
11/30/2013	$28.16	$0.61	$6.59	$7.20	$(0.56)	$—
11/30/2012	28.00	0.62	1.94	2.56	(0.83)	(1.57)
11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—
11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—
4/1/2009** - 11/30/2009	19.01	0.50	4.77	5.27	(0.36)	—
3/31/2009	24.88	0.43	(5.73)	(5.30)	(0.43)	(0.14)
Administrative Class
11/30/2013	$28.20	$0.53	$6.59	$7.12	$(0.48)	$—
11/30/2012	28.04	0.55	1.94	2.49	(0.76)	(1.57)
11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

210	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.49)	$34.91	25.49%	$319,778	0.96%		0.96%		1.67%		81%
(2.32)	28.27	9.64	94,347	1.01		1.01		1.91		108
(0.66)	28.11	1.95	64,857	0.97		0.97		1.89		129
(0.21)	28.21	8.46	10,500	0.96	(c)	0.97	(c)	2.25	(c)	116

$(0.27)	$34.93	24.55%	$113,799	1.70%		1.70%		0.94%		81%
(2.13)	28.30	8.81	36,917	1.76		1.76		1.16		108
(0.52)	28.15	1.26	27,465	1.74		1.74		1.17		129
— (d)	28.30	7.94	227	1.77	(c)	1.77	(c)	1.40	(c)	116

$(0.45)	$34.86	25.41%	$121,663	1.02%		1.02%		1.60%		81%
(2.32)	28.22	9.57	35,886	1.06		1.06		1.85		108
(0.65)	28.08	1.99	30,176	0.98		0.98		1.83		129
(0.25)	28.16	8.46	2,180	0.93	(c)	0.94	(c)	2.31	(c)	116

$(0.28)	$34.87	24.86%	$394	1.51%		1.51%		1.06%		81%
(2.26)	28.20	9.25	210	1.36		1.36		1.58		108
(0.59)	28.08	1.76	37	1.22		1.22		1.67		129
(0.20)	28.17	8.29	11	1.25	(c)	1.26	(c)	1.97	(c)	116

$(0.54)	$34.84	25.76%	$251,377	0.75%		0.75%		1.96%		81%
(2.36)	28.20	9.84	53,368	0.80		0.86		2.12		108
(0.69)	28.04	2.14	37,551	0.80		0.83		2.07		129
(0.28)	28.12	18.34	21,417	0.84	(c)	0.87	(c)	2.35	(c)	116

$(0.56)	$34.80	25.88%	$1,583,824	0.65%		0.65%		1.93%		81%
(2.40)	28.16	10.00	804,646	0.67		0.67		2.26		108
(0.72)	28.00	2.24	521,854	0.70		0.70		2.16		129
(0.66)	28.08	20.46	471,226	0.77		0.80		2.42		116
(0.36)	23.92	27.85	64,996	1.00	(c)(e)	1.00	(c)	3.34	(c)	84
(0.57)	19.01	(21.30)	20,664	1.03	(e)	1.03		1.86		91

$(0.48)	$34.84	25.55%	$12,951	0.90%		0.90%		1.65%		81%
(2.33)	28.20	9.70	2,199	0.92		0.92		2.00		108
(0.66)	28.04	2.00	1,352	0.97		0.97		1.90		129
(0.28)	28.14	8.45	11	0.98	(c)	0.99	(c)	2.23	(c)	116

(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.99% and 0.98% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	211

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Disciplined Equity:
Class A
11/30/2013	$16.38	$0.21	$3.56	$3.77	$(0.19)	$(0.18)
11/30/2012	15.34	0.16	1.27	1.43	(0.15)	(0.24)
11/30/2011	15.11	0.14	0.59	0.73	(0.08)	(0.42)
11/30/2010	14.53	0.08	1.09	1.17	(0.05)	(0.54)
11/30/2009	10.58	0.08	4.11	4.19	(0.06)	(0.18)
Class C
11/30/2013	$16.11	$0.08	$3.51	$3.59	$— (c)	$(0.18)
11/30/2012	15.07	0.03	1.27	1.30	(0.02)	(0.24)
11/30/2011	14.89	0.01	0.59	0.60	— (c)	(0.42)
11/30/2010	14.39	(0.03)	1.07	1.04	— (c)	(0.54)
11/30/2009	10.56	(0.02)	4.09	4.07	(0.06)	(0.18)
Class D
11/30/2013	$16.65	$0.22	$3.61	$3.83	$(0.14)	$(0.18)
11/30/2012	15.43	0.16	1.30	1.46	— (c)	(0.24)
11/30/2011	15.12	0.12	0.61	0.73	— (c)	(0.42)
11/30/2010	14.57	0.09	1.07	1.16	(0.07)	(0.54)
11/30/2009	10.58	0.08	4.13	4.21	(0.04)	(0.18)
Class P
11/30/2013	$16.53	$0.25	$3.58	$3.83	$(0.18)	$(0.18)
11/30/2012	15.46	0.19	1.27	1.46	(0.15)	(0.24)
11/30/2011	15.21	0.17	0.60	0.77	(0.10)	(0.42)
11/30/2010	14.60	0.12	1.09	1.21	(0.06)	(0.54)
11/30/2009	10.59	0.11	4.13	4.24	(0.05)	(0.18)
Institutional Class
11/30/2013	$16.52	$0.26	$3.59	$3.85	$(0.21)	$(0.18)
11/30/2012	15.46	0.20	1.28	1.48	(0.18)	(0.24)
11/30/2011	15.21	0.18	0.60	0.78	(0.11)	(0.42)
11/30/2010	14.60	0.13	1.10	1.23	(0.08)	(0.54)
11/30/2009	10.60	0.12	4.12	4.24	(0.06)	(0.18)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Less than $(0.01) per share.

212	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.37)	$19.78	23.49%	$2,505	0.95%	1.62%	1.20%	42%
(0.39)	16.38	9.60	8,211	1.04	1.41	0.99	23
(0.50)	15.34	4.83	5,632	1.27	1.50	0.90	30
(0.59)	15.11	8.38	1,740	1.34	2.24	0.53	30
(0.24)	14.53	40.58	1,686	1.34	3.97	0.63	34

$(0.18)	$19.52	22.55%	$966	1.70%	2.06%	0.45%	42%
(0.26)	16.11	8.80	1,078	1.80	2.24	0.21	23
(0.42)	15.07	4.04	1,075	2.03	2.25	0.08	30
(0.54)	14.89	7.51	615	2.09	2.92	(0.23)	30
(0.24)	14.39	39.51	628	2.09	4.72	(0.12)	34

$(0.32)	$20.16	23.44%	$189	0.95%	1.37%	1.20%	42%
(0.24)	16.65	9.65	245	1.03	4.91	0.99	23
(0.42)	15.43	4.84	131	1.28	4.15	0.72	30
(0.61)	15.12	8.29	362	1.34	2.68	0.59	30
(0.22)	14.57	40.66	59	1.34	3.98	0.63	34

$(0.36)	$20.00	23.65%	$21	0.79%	1.15%	1.37%	42%
(0.39)	16.53	9.73	31	0.87	1.29	1.16	23
(0.52)	15.46	5.05	23	1.06	1.36	1.06	30
(0.60)	15.21	8.63	11	1.08	2.04	0.79	30
(0.23)	14.60	41.03	10	1.08	3.73	0.89	34

$(0.39)	$19.98	23.81%	$35,049	0.70%	1.06%	1.45%	42%
(0.42)	16.52	9.87	36,825	0.79	1.12	1.22	23
(0.53)	15.46	5.15	41,003	0.96	1.22	1.17	30
(0.62)	15.21	8.78	17,734	0.98	1.93	0.92	30
(0.24)	14.60	40.98	11,087	0.98	3.63	0.99	34

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	213

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Dynamic Emerging Multi-Asset:
Class A
12/17/2012* - 11/30/2013	$15.00	$0.10		$(1.67)	$(1.57)	$—	$—
Class C
12/17/2012* - 11/30/2013	$15.00	$—	(e)	$(1.66)	$(1.66)	$—	$—
Class D
12/17/2012* - 11/30/2013	$15.00	$0.09		$(1.66)	$(1.57)	$—	$—
Class P
12/17/2012* - 11/30/2013	$15.00	$0.12		$(1.67)	$(1.55)	$—	$—
Institutional Class
12/17/2012* - 11/30/2013	$15.00	$0.13		$(1.67)	$(1.54)	$—	$—
AllianzGI Global Fundamental Strategy:
Class A
7/1/2013* - 11/30/2013	$15.00	$0.06		$0.39	$0.45	$—	$—
Class C
7/1/2013* - 11/30/2013	$15.00	$0.01		$0.39	$0.40	$—	$—
Class D
7/1/2013* - 11/30/2013	$15.00	$0.06		$0.39	$0.45	$—	$—
Class P
7/1/2013* - 11/30/2013	$15.00	$0.07		$0.39	$0.46	$—	$—
Institutional Class
7/1/2013* - 11/30/2013	$15.00	$0.08		$0.39	$0.47	$—	$—
AllianzGI Global Managed Volatility:
Class A
11/30/2013	$16.68	$0.39		$1.63	$2.02	$(0.59)	$(0.15)
12/19/2011* - 11/30/2012	15.00	0.39		1.29	1.68	—	—
Class C
11/30/2013	$16.56	$0.24		$1.64	$1.88	$(0.67)	$(0.15)
12/19/2011* - 11/30/2012	15.00	0.33		1.23	1.56	—	—
Class D
11/30/2013	$16.68	$0.45		$1.58	$2.03	$(0.68)	$(0.15)
12/19/2011* - 11/30/2012	15.00	0.39		1.29	1.68	—	—
Class P
11/30/2013	$16.71	$0.48		$1.61	$2.09	$(0.59)	$(0.15)
12/19/2011* - 11/30/2012	15.00	0.48		1.23	1.71	—	—
Institutional Class
11/30/2013	$16.73	$0.50		$1.60	$2.10	$(0.62)	$(0.15)
12/19/2011* - 11/30/2012	15.00	0.49		1.24	1.73	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

214	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$13.43	(10.47)%	$9	1.46	%(c)(d)	7.76	%(c)(d)	0.75	%(c)(d)	95%

$—	$13.34	(11.07)%	$61	2.21	%(c)(d)	8.81	%(c)(d)	(0.03	)%(c)(d)	95%

$—	$13.43	(10.47)%	$14	1.46	%(c)(d)	16.25	%(c)(d)	0.66	%(c)(d)	95%

$—	$13.45	(10.33)%	$9	1.31	%(c)(d)	7.49	%(c)(d)	0.89	%(c)(d)	95%

$—	$13.46	(10.27)%	$4,592	1.21	%(c)(d)	7.50	%(c)(d)	0.99	%(c)(d)	95%

$—	$15.45	3.00%	$10	1.25	%(c)	2.41	%(c)	0.96	%(c)	2%

$—	$15.40	2.67%	$10	2.00	%(c)	3.16	%(c)	0.21	%(c)	2%

$—	$15.45	3.00%	$10	1.25	%(c)	2.41	%(c)	0.97	%(c)	2%

$—	$15.46	3.07%	$10	1.10	%(c)	2.16	%(c)	1.12	%(c)	2%

$—	$15.47	3.13%	$20,682	1.00	%(c)	2.14	%(c)	1.23	%(c)	2%

$(0.74)	$17.96	12.66%	$117	0.95%		2.63%		2.28%		92%
—	16.68	11.20	50	0.95	(c)	3.24	(c)	2.56	(c)	92

$(0.82)	$17.62	11.90%	$184	1.64%		3.26%		1.40%		92%
—	16.56	10.40	12	1.70	(c)	4.02	(c)	2.18	(c)	92

$(0.83)	$17.88	12.74%	$57	0.90%		2.84%		2.61%		92%
—	16.68	11.20	38	0.95	(c)	3.37	(c)	2.63	(c)	92

$(0.74)	$18.06	13.03%	$13	0.70%		2.38%		2.78%		92%
—	16.71	11.40	11	0.70	(c)	3.11	(c)	3.19	(c)	92

$(0.77)	$18.06	13.09%	$14,156	0.60%		2.32%		2.92%		92%
—	16.73	11.53	14,585	0.60	(c)	2.98	(c)	3.22	(c)	92

(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	215

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Water:
Class A
11/30/2013	$10.26	$0.07	$2.20	$2.27	$(0.12)
11/30/2012	8.89	0.12	1.30	1.42	(0.05)
11/30/2011	8.75	0.06	0.08	0.14	— (d)
11/30/2010	7.99	0.03	0.74	0.77	(0.01)
11/30/2009	6.28	0.06	1.84	1.90	(0.19)
Class C
11/30/2013	$10.02	$(0.02)	$2.16	$2.14	$(0.05)
11/30/2012	8.70	0.05	1.27	1.32	— (d)
11/30/2011	8.62	(0.01)	0.09	0.08	— (d)
11/30/2010	7.93	(0.03)	0.72	0.69	— (d)
11/30/2009	6.24	0.01	1.84	1.85	(0.16)
Class D
11/30/2013	$10.25	$0.07	$2.19	$2.26	$(0.13)
11/30/2012	8.87	0.10	1.32	1.42	(0.04)
11/30/2011	8.73	0.04	0.10	0.14	— (d)
11/30/2010	7.98	0.03	0.73	0.76	(0.01)
11/30/2009	6.27	0.04	1.86	1.90	(0.19)
Class P
11/30/2013	$10.30	$0.09	$2.21	$2.30	$(0.11)
11/30/2012	8.93	0.14	1.30	1.44	(0.07)
11/30/2011	8.77	0.07	0.09	0.16	— (d)
11/30/2010	7.99	0.05	0.74	0.79	(0.01)
11/30/2009	6.29	0.08	1.83	1.91	(0.21)
Institutional Class
11/30/2013	$10.25	$0.09	$2.21	$2.30	$(0.18)
11/30/2012	8.88	0.12	1.32	1.44	(0.07)
11/30/2011	8.71	0.08	0.09	0.17	— (d)
11/30/2010	7.94	0.05	0.74	0.79	(0.02)
11/30/2009	6.29	0.09	1.82	1.91	(0.26)

(a)	Calculated on average shares outstanding during the year.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than $(0.01) per share.
(e)	Less than $0.01 per share.

216	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Year	Total Return (c)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$12.41	22.31%	$118,252	1.54%	1.54%	0.63%	28%
—		10.26	16.12	59,611	1.57	1.60	1.27	73
—		8.89	1.62	27,101	1.68	1.68	0.60	73
—		8.75	9.63	22,774	1.80	1.80	0.41	40
—	(e)	7.99	30.93	23,787	2.04	2.04	0.90	47

$—		$12.11	21.41%	$51,767	2.33%	2.33%	(0.18)%	28%
—		10.02	15.17	25,870	2.33	2.41	0.48	73
—		8.70	0.93	20,842	2.44	2.44	(0.15)	73
—		8.62	8.70	22,225	2.56	2.60	(0.37)	40
—	(e)	7.93	30.19	22,393	2.79	2.79	0.15	47

$—		$12.38	22.30%	$17,624	1.60%	1.60%	0.62%	28%
—		10.25	16.09	5,869	1.64	2.25	1.02	73
—		8.87	1.60	5,214	1.72	2.00	0.47	73
—		8.73	9.70	1,157	1.84	2.74	0.34	40
—	(e)	7.98	31.11	156	2.40	2.40	0.55	47

$—		$12.49	22.58%	$42,448	1.34%	1.34%	0.81%	28%
—		10.30	16.22	16,820	1.41	1.47	1.49	73
—		8.93	1.85	16,118	1.49	1.52	0.79	73
—		8.77	9.95	10,432	1.56	1.64	0.62	40
—	(e)	7.99	31.26	12,016	1.78	1.78	1.16	47

$—		$12.37	22.77%	$14,429	1.19%	1.19%	0.77%	28%
—		10.25	16.44	3,105	1.29	1.29	1.28	73
—		8.88	1.99	1,267	1.37	1.39	0.91	73
—		8.71	9.96	1,378	1.46	1.48	0.61	40
—	(e)	7.94	31.42	544	1.68	1.68	1.26	47

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	217

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
11/30/2013	$10.16	$0.67	$0.22	$0.89	$(0.68)	$(0.01)
11/30/2012	9.69	0.72	0.61	1.33	(0.73)	(0.13)
11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.19	0.68	(0.30)	—
Class C
11/30/2013	$10.15	$0.59	$0.22	$0.81	$(0.60)	$(0.01)
11/30/2012	9.68	0.64	0.62	1.26	(0.66)	(0.13)
11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—
4/12/2010* - 11/30/2010	9.65	0.45	0.19	0.64	(0.27)	—
Class D
11/30/2013	$9.91	$0.64	$0.22	$0.86	$(0.68)	$(0.01)
11/30/2012	9.47	0.70	0.60	1.30	(0.73)	(0.13)
11/30/2011	9.79	0.72	(0.28)	0.44	(0.76)	—
4/12/2010* - 11/30/2010	9.65	0.48	0.18	0.66	(0.52)	—
Class R
11/30/2013	$9.88	$0.63	$0.21	$0.84	$(0.66)	$(0.01)
11/30/2012	9.45	0.67	0.60	1.27	(0.71)	(0.13)
11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—
4/12/2010* - 11/30/2010	9.65	0.47	0.18	0.65	(0.50)	—
Class P
11/30/2013	$9.87	$0.66	$0.23	$0.89	$(0.70)	$(0.01)
11/30/2012	9.44	0.72	0.58	1.30	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—
4/12/2010* - 11/30/2010	9.65	0.50	0.17	0.67	(0.54)	—
Institutional Class
11/30/2013	$9.90	$0.68	$0.22	$0.90	$(0.71)	$(0.01)
11/30/2012	9.46	0.73	0.60	1.33	(0.76)	(0.13)
11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—
11/30/2010	9.17	0.83	0.61	1.44	(0.81)	—
4/1/2009** - 11/30/2009	7.40	0.52	1.77	2.29	(0.52)	—
3/31/2009	9.36	0.71	(1.90)	(1.19)	(0.77)	—
Administrative Class
11/30/2013	$9.87	$0.65	$0.22	$0.87	$(0.69)	$(0.01)
11/30/2012	9.43	0.70	0.61	1.31	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.17	0.66	(0.53)	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

218	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.69)	$10.36	8.98%	$73,920	0.91%		0.91%		6.49%		67%
(0.86)	10.16	14.34	109,668	0.89		0.90		7.21		86
(0.78)	9.69	4.29	61,339	1.05		1.05		7.19		168
(0.30)	10.03	7.07	1,296	1.11	(c)	1.47	(c)	7.70	(c)	144

$(0.61)	$10.35	8.14%	$27,525	1.70%		1.70%		5.68%		67%
(0.79)	10.15	13.54	30,692	1.68		1.68		6.43		86
(0.70)	9.68	3.53	12,443	1.82		1.87		6.56		168
(0.27)	10.02	6.73	311	1.87	(c)	2.21	(c)	7.12	(c)	144

$(0.69)	$10.08	8.92%	$108,011	1.00%		1.02%		6.40%		67%
(0.86)	9.91	14.33	43,921	0.96		1.07		7.14		86
(0.76)	9.47	4.42	20,378	1.07		1.12		7.36		168
(0.52)	9.79	7.09	169	1.11	(c)	1.47	(c)	7.84	(c)	144

$(0.67)	$10.05	8.72%	$2,851	1.15%		1.32%		6.24%		67%
(0.84)	9.88	14.05	2,111	1.15		1.25		6.95		86
(0.75)	9.45	4.02	342	1.33		1.37		7.23		168
(0.50)	9.80	6.97	11	1.36	(c)	1.63	(c)	7.74	(c)	144

$(0.71)	$10.05	9.27%	$77,649	0.74%		0.74%		6.64%		67%
(0.87)	9.87	14.48	19,497	0.74		0.79		7.39		86
(0.79)	9.44	4.57	11,096	0.88		0.88		7.49		168
(0.54)	9.78	7.22	11	0.97	(c)	1.14	(c)	8.13	(c)	144

$(0.72)	$10.08	9.35%	$139,306	0.62%		0.62%		6.76%		67%
(0.89)	9.90	14.68	121,362	0.63		0.63		7.47		86
(0.80)	9.46	4.66	70,174	0.61		0.77		7.65		168
(0.81)	9.80	16.23	93,782	0.63		0.93		8.65		144
(0.52)	9.17	31.50	69,667	0.61	(c)	0.61	(c)(d)	9.08	(c)	120
(0.77)	7.40	(13.01)	49,233	0.64		0.64	(d)	8.56		55

$(0.70)	$10.04	9.02%	$32,789	0.90%		0.91%		6.49%		67%
(0.87)	9.87	14.54	27,274	0.90		1.14		8.92		86
(0.77)	9.43	4.27	11	1.03		1.03		7.25		168
(0.53)	9.78	7.12	11	1.12	(c)	1.28	(c)	7.98	(c)	144

(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.61% and 0.61% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	219

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
11/30/2013	$31.89	$0.09	$10.32	$10.41	$— (c)	$—
11/30/2012	28.31	0.16	4.06	4.22	(0.64)	—
11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—
4/12/2010* - 11/30/2010	28.30	(0.01)	3.07	3.06	—	—
Class C
11/30/2013	$31.75	$(0.17)	$10.22	$10.05	$(0.02)	$—
11/30/2012	28.01	(0.07)	4.04	3.97	(0.23)	—
11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—
4/12/2010* - 11/30/2010	28.30	(0.24)	3.16	2.92	—	—
Class D
11/30/2013	$32.60	$0.05	$10.59	$10.64	$— (c)	$—
11/30/2012	28.33	0.24	4.03	4.27	— (c)	—
11/30/2011	31.37	0.07	(2.53)	(2.46)	(0.58)	—
4/12/2010* - 11/30/2010	28.30	0.04	3.03	3.07	—	—
Class R
11/30/2013	$32.25	$0.02	$10.32	$10.34	$(0.36)	$—
11/30/2012	28.27	0.08	4.10	4.18	(0.20)	—
11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—
4/12/2010* - 11/30/2010	28.30	0.05	2.97	3.02	—	—
Class P
11/30/2013	$31.92	$0.16	$10.24	$10.40	$(0.35)	$—
11/30/2012	27.86	0.20	4.05	4.25	(0.19)	—
11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—
11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—
4/1/2009** - 11/30/2009	16.29	0.14	9.43	9.57	—	—
3/31/2009	40.10	0.33	(19.44)	(19.11)	—	(4.70)
Institutional Class
11/30/2013	$32.60	$0.17	$10.48	$10.65	$(0.31)	$—
11/30/2012	28.58	0.24	4.15	4.39	(0.37)	—
11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—
11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—
4/1/2009** - 11/30/2009	16.93	0.17	9.81	9.98	—	—
3/31/2009	41.28	0.34	(19.99)	(19.65)	—	(4.70)
Administrative Class
11/30/2013	$32.27	$0.12	$10.41	$10.53	$— (c)	$—
11/30/2012	28.34	0.57	3.64	4.21	(0.28)	—
11/30/2011	31.37	0.24	(2.70)	(2.46)	(0.57)	—
4/12/2010* - 11/30/2010	28.30	0.09	2.98	3.07	—	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

220	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$— (c)	$42.30	32.64%	$4,569	1.45%		1.83%		0.23%		92%
(0.64)	31.89	15.13	2,773	1.50		1.76		0.53		117
(0.61)	28.31	(8.03)	4,103	1.60		1.83		0.40		66
—	31.36	10.81	97	1.66	(d)	1.70	(d)	(0.07	)(d)	57

$(0.02)	$41.78	31.67%	$702	2.20%		2.43%		(0.46)%		92%
(0.23)	31.75	14.26	531	2.26		2.37		(0.24)		117
(0.55)	28.01	(8.75)	455	2.34		2.86		0.19		66
—	31.22	10.32	176	2.44	(d)	2.48	(d)	(1.23	)(d)	57

$— (c)	$43.24	32.65%	$339	1.45%		1.73%		0.13%		92%
— (c)	32.60	15.07	112	1.56		5.66		0.77		117
(0.58)	28.33	(8.08)	1,440	1.61		2.83		0.22		66
—	31.37	10.85	38	1.66	(d)	1.83	(d)	0.22	(d)	57

$(0.36)	$42.23	32.29%	$27	1.70%		1.96%		0.05%		92%
(0.20)	32.25	14.86	12	1.74		1.90		0.26		117
(0.51)	28.27	(8.32)	10	1.82		1.84		0.51		66
—	31.32	10.67	11	1.91	(d)	2.35	(d)	0.27	(d)	57

$(0.35)	$41.97	32.86%	$33,574	1.30%		1.52%		0.45%		92%
(0.19)	31.92	15.32	28,996	1.31		1.52		0.68		117
(0.12)	27.86	(7.86)	34,772	1.32		1.47		0.95		66
(0.16)	30.35	18.12	46,636	1.37		1.77		0.74		57
—	25.86	58.75	66,137	1.41	(d)	1.41	(d)(e)	0.90	(d)	64
(4.70)	16.29	(48.16)	39,680	1.44		1.44	(e)	1.14		106

$(0.31)	$42.94	32.96%	$71,875	1.21%		1.44%		0.46%		92%
(0.37)	32.60	15.50	88,301	1.20		1.38		0.80		117
(0.50)	28.58	(7.74)	84,026	1.20		1.34		1.14		66
(0.64)	31.45	18.22	89,186	1.23		1.70		0.86		57
—	26.91	58.95	14,224	1.26	(d)	1.26	(d)(f)	1.09	(d)	64
(4.70)	16.93	(48.08)	6,828	1.29		1.29	(f)	1.27		106

$— (c)	$42.80	32.65%	$16	1.45%		1.67%		0.32%		92%
(0.28)	32.27	14.96	12	1.56		1.64		1.94		117
(0.57)	28.34	(8.09)	10	1.57		1.59		0.75		66
—	31.37	10.85	11	1.66	(d)	2.04	(d)	0.53	(d)	57

(c)	Less than $(0.01) per share.
(d)	Annualized.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.41% and 1.17% for the period ended November 30, 2009 and the year ended March 31, 2009.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.26% and 1.01% for the period ended November 30, 2009 and the year ended March 31, 2009.

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	221

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Micro Cap:
Class A
11/30/2013	$11.62	$(0.20)	$5.57	$5.37	$—	$(0.93)
12/19/2011* - 11/30/2012	9.84	(0.07)	1.85	1.78	—	—
Class P
11/30/2013	$11.61	$(0.17)	$5.57	$5.40	$—	$(0.93)
11/30/2012	12.20	(0.10)	1.47	1.37	—	(1.96)
12/27/2010* - 11/30/2011	14.20	(0.15)	(1.64)	(1.79)	—	(0.21)
Institutional Class
11/30/2013	$11.65	$(0.15)	$5.58	$5.43	$—	$(0.93)
11/30/2012	12.22	(0.10)	1.49	1.39	—	(1.96)
11/30/2011	13.80	(0.17)	(0.16)	(0.33)	—	(1.25)
11/30/2010	10.44	(0.15)	3.51	3.36	—	—
4/1/2009** - 11/30/2009	7.58	(0.07)	2.93	2.86	—	—
3/31/2009	11.60	(0.07)	(3.95)	(4.02)	—	— (e)
AllianzGI Multi-Asset Real Return:
Class A
12/17/2012* - 11/30/2013	$15.00	$0.12	$0.22	$0.34	$—	$—
Class C
12/17/2012* - 11/30/2013	$15.00	$(0.03)	$0.27	$0.24	$—	$—
Class D
12/17/2012* - 11/30/2013	$15.00	$0.14	$0.20	$0.34	$—	$—
Class P
12/17/2012* - 11/30/2013	$15.00	$0.16	$0.20	$0.36	$—	$—
Institutional Class
12/17/2012* - 11/30/2013	$15.00	$0.18	$0.19	$0.37	$—	$—
AllianzGI NFJ Emerging Markets Value:
Class A
12/18/2012* - 11/30/2013	$15.00	$0.35	$0.27	$0.62	$(0.20)	$—
Class C
12/18/2012* - 11/30/2013	$15.00	$0.14	$0.36	$0.50	$(0.15)	$—
Class D
12/18/2012* - 11/30/2013	$15.00	$0.25	$0.36	$0.61	$(0.16)	$—
Class P
12/18/2012* - 11/30/2013	$15.00	$0.36	$0.27	$0.63	$(0.18)	$—
Institutional Class
12/18/2012* - 11/30/2013	$15.00	$0.39	$0.26	$0.65	$(0.19)	$—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.

222	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.93)	$16.06	50.11%	$1,065	1.80%		2.07%		(1.45)%		63%
—	11.62	18.09	135	1.82	(c)	2.18	(c)	(0.62	)(c)	62

$(0.93)	$16.08	50.42%	$2,192	1.63%		1.90%		(1.25)%		63%
(1.96)	11.61	13.90	332	1.65		1.99		(0.85)		62
(0.21)	12.20	(12.43)	426	1.65	(c)	1.85	(c)	(1.35	)(c)	74

$(0.93)	$16.15	50.51%	$41,713	1.54%		2.01%		(1.10)%		63%
(1.96)	11.65	14.09	27,343	1.54		1.84		(0.90)		62
(1.25)	12.22	(2.88)	46,514	1.54		1.65		(1.24)		74
—	13.80	32.18	57,591	1.57		1.64		(1.25)		112
—	10.44	37.73	53,994	1.55	(c)	1.55	(c)(d)	(1.14	)(c)	86
— (e)	7.58	(34.63)	40,178	1.58		1.58	(d)	(0.64)		104

$—	$15.34	2.27%	$45	0.86	%(c)(f)	8.42	%(c)(f)	0.83	%(c)(f)	46%

$—	$15.24	1.60%	$81	1.60	%(c)(f)	9.55	%(c)(f)	(0.17	)%(c)(f)	46%

$—	$15.34	2.27%	$10	0.86	%(c)(f)	19.52	%(c)(f)	0.96	%(c)(f)	46%

$—	$15.36	2.40%	$10	0.71	%(c)(f)	7.75	%(c)(f)	1.11	%(c)(f)	46%

$—	$15.37	2.47%	$5,155	0.61	%(c)(f)	7.74	%(c)(f)	1.21	%(c)(f)	46%

$(0.20)	$15.42	4.14%	$19	1.55	%(c)	17.07	%(c)	2.41	%(c)	67%

$(0.15)	$15.35	3.40%	$25	2.30	%(c)	19.41	%(c)	1.00	%(c)	67%

$(0.16)	$15.45	4.10%	$1,086	1.55	%(c)	8.48	%(c)	1.75	%(c)	67%

$(0.18)	$15.45	4.25%	$11	1.41	%(c)	7.72	%(c)	2.49	%(c)	67%

$(0.19)	$15.46	4.38%	$6,470	1.30	%(c)	7.78	%(c)	2.70	%(c)	67%

(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.63% and 0.91% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.
(e)	Less than $(0.01) per share.
(f)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	223

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Global Dividend Value:
Class A
11/30/2013	$18.27	$0.54	$3.75	$4.29	$(0.44)	$(0.04)
11/30/2012	17.35	0.56	1.10	1.66	(0.40)	(0.34)
11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)
11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.03)	—
Class C
11/30/2013	$18.05	$0.37	$3.72	$4.09	$(0.28)	$(0.04)
11/30/2012	17.19	0.42	1.07	1.49	(0.29)	(0.34)
11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)
11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.10	3.02	3.12	— (d)	—
Class D
11/30/2013	$18.44	$0.52	$3.80	$4.32	$(0.42)	$(0.04)
11/30/2012	17.38	0.60	1.05	1.65	(0.25)	(0.34)
11/30/2011	17.86	0.61	(0.23)	0.38	(0.58)	(0.28)
11/30/2010	18.17	0.43	0.37	0.80	(0.76)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.02)	—
Class P
11/30/2013	$18.36	$0.57	$3.78	$4.35	$(0.46)	$(0.04)
11/30/2012	17.45	0.60	1.10	1.70	(0.45)	(0.34)
11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)
11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.16	3.04	3.20	(0.03)	—
Institutional Class
11/30/2013	$18.18	$0.60	$3.73	$4.33	$(0.49)	$(0.04)
11/30/2012	17.29	0.60	1.09	1.69	(0.46)	(0.34)
11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)
11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.17	3.03	3.20	(0.03)	—
AllianzGI NFJ International Small-Cap Value:
Class A
11/30/2013	$17.10	$0.35	$4.03	$4.38	$(0.33)	$(0.09)
6/1/2012* - 11/30/2012	15.00	0.07	2.03	2.10	—	—
Class C
11/30/2013	$17.04	$0.16	$4.09	$4.25	$(0.16)	$(0.09)
6/1/2012* - 11/30/2012	15.00	0.09	1.95	2.04	—	—
Class D
11/30/2013	$17.11	$0.42	$3.95	$4.37	$(0.35)	$(0.09)
6/1/2012* - 11/30/2012	15.00	0.13	1.98	2.11	—	—
Class P
11/30/2013	$17.11	$0.39	$4.05	$4.44	$(0.19)	$(0.09)
6/1/2012* - 11/30/2012	15.00	0.16	1.95	2.11	—	—
Institutional Class
11/30/2013	$17.12	$0.43	$4.03	$4.46	$(0.21)	$(0.09)
6/1/2012* - 11/30/2012	15.00	0.17	1.95	2.12	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

224	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.48)	$22.08	23.80%	$10,705	1.21%		1.51%		2.68%		43%
(0.74)	18.27	9.98	7,355	1.32		1.71		3.13		41
(0.92)	17.35	1.85	6,821	1.50		1.92		3.01		66
(1.06)	17.91	4.71	1,469	1.50		4.55		2.41		40
(0.03)	18.16	21.24	282	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.32)	$21.82	22.88%	$5,720	2.00%		2.27%		1.83%		43%
(0.63)	18.05	9.03	3,948	2.07		2.46		2.34		41
(0.80)	17.19	1.12	3,020	2.25		2.71		2.39		66
(1.05)	17.76	3.99	1,210	2.25		5.11		1.57		40
— (d)	18.12	20.80	89	2.25	(c)	9.86	(c)	1.29	(c)	22

$(0.46)	$22.30	23.72%	$753	1.31%		1.55%		2.53%		43%
(0.59)	18.44	9.83	480	1.38		3.04		3.31		41
(0.86)	17.38	1.91	558	1.50		3.74		3.27		66
(1.11)	17.86	4.68	203	1.50		4.53		2.44		40
(0.02)	18.17	21.27	35	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.50)	$22.21	24.06%	$1,685	1.05%		1.32%		2.77%		43%
(0.79)	18.36	10.11	1,089	1.12		1.51		3.32		41
(0.77)	17.45	2.13	718	1.30		1.99		2.41		66
(1.19)	17.82	4.90	13	1.30		4.45		2.63		40
(0.03)	18.17	21.31	12	1.30	(c)	8.96	(c)	2.24	(c)	22

$(0.53)	$21.98	24.16%	$51,318	0.96%		1.21%		2.96%		43%
(0.80)	18.18	10.19	39,215	1.02		1.40		3.38		41
(0.97)	17.29	2.21	20,556	1.20		1.68		3.51		66
(1.21)	17.83	5.07	15,211	1.20		3.40		2.32		40
(0.03)	18.17	21.34	2,986	1.20	(c)	8.86	(c)	2.34	(c)	22

$(0.42)	$21.06	26.08%	$2,272	1.45%		4.81%		1.81%		50%
—	17.10	14.00	1,049	1.45	(c)	4.22	(c)	0.82	(c)	19

$(0.25)	$21.04	25.20%	$521	2.20%		5.66%		0.80%		50%
—	17.04	13.60	11	2.20	(c)	9.92	(c)	1.08	(c)	19

$(0.44)	$21.04	26.03%	$951	1.45%		6.56%		2.17%		50%
—	17.11	14.07	84	1.45	(c)	7.85	(c)	1.59	(c)	19

$(0.28)	$21.27	26.28%	$14	1.31%		4.63%		2.04%		50%
—	17.11	14.07	12	1.30	(c)	8.92	(c)	1.98	(c)	19

$(0.30)	$21.28	26.40%	$11,873	1.21%		4.66%		2.22%		50%
—	17.12	14.13	3,551	1.20	(c)	8.90	(c)	2.08	(c)	19

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	225

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Value II:
Class A
11/30/2013	$16.36	$0.34	$2.71	$3.05	$(0.22)	$(0.02)
12/1/2011* - 11/30/2012	15.00	0.29	1.33	1.62	(0.26)	—
Class C
11/30/2013	$16.32	$0.18	$2.73	$2.91	$(0.17)	$(0.02)
12/1/2011* - 11/30/2012	15.00	0.22	1.28	1.50	(0.18)	—
Class D
11/30/2013	$16.36	$0.33	$2.73	$3.06	$(0.20)	$(0.02)
12/1/2011* - 11/30/2012	15.00	0.34	1.28	1.62	(0.26)	—
Class P
11/30/2013	$16.38	$0.36	$2.73	$3.09	$(0.21)	$(0.02)
12/1/2011* - 11/30/2012	15.00	0.38	1.28	1.66	(0.28)	—
Institutional Class
11/30/2013	$16.38	$0.36	$2.76	$3.12	$(0.22)	$(0.02)
12/1/2011* - 11/30/2012	15.00	0.39	1.29	1.68	(0.30)	—
AllianzGI Redwood:
Class A
11/30/2013	$15.18	$(0.03)	$1.06	$1.03	$— (d)	$—
11/30/2012	14.46	— (d)	0.72	0.72	—	—
12/27/2010* - 11/30/2011	15.00	(0.07)	(0.47)	(0.54)	—	—
Class C
11/30/2013	$14.95	$(0.20)	$1.07	$0.87	$(0.03)	$—
11/30/2012	14.36	(0.13)	0.72	0.59	—	—
12/27/2010* - 11/30/2011	15.00	(0.20)	(0.44)	(0.64)	—	—
Class D
11/30/2013	$15.17	$(0.06)	$1.06	$1.00	$— (d)	$—
11/30/2012	14.46	(0.03)	0.74	0.71	—	—
12/27/2010* - 11/30/2011	15.00	(0.08)	(0.46)	(0.54)	—	—
Class P
11/30/2013	$15.24	$(0.04)	$1.09	$1.05	$(0.08)	$—
11/30/2012	14.49	0.02	0.73	0.75	—	—
12/27/2010* - 11/30/2011	15.00	(0.01)	(0.50)	(0.51)	—	—
Institutional Class
11/30/2013	$15.27	$(0.01)	$1.07	$1.06	$(0.09)	$—
11/30/2012	14.50	0.03	0.74	0.77	—	—
12/27/2010* - 11/30/2011	15.00	(0.03)	(0.47)	(0.50)	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

226	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.24)	$19.17	18.89%	$75	1.23%		7.16%		1.93%		20%
(0.26)	16.36	10.99	49	1.30	(c)	10.98	(c)	1.89	(c)	22

$(0.19)	$19.04	18.02%	$47	1.97%		8.26%		1.02%		20%
(0.18)	16.32	10.17	11	2.05	(c)	10.82	(c)	1.45	(c)	22

$(0.22)	$19.20	18.93%	$13	1.23%		7.04%		1.87%		20%
(0.26)	16.36	10.97	11	1.30	(c)	10.07	(c)	2.20	(c)	22

$(0.23)	$19.24	19.10%	$13	1.05%		6.87%		2.05%		20%
(0.28)	16.38	11.28	11	1.05	(c)	9.92	(c)	2.45	(c)	22

$(0.24)	$19.26	19.25%	$4,170	0.95%		6.77%		2.06%		20%
(0.30)	16.38	11.36	4,396	0.95	(c)	9.93	(c)	2.50	(c)	22

$— (d)	$16.21	6.78%	$1,041	1.60%		3.82%		(0.18)%		46%
—	15.18	4.98	1,791	1.64		3.57		(0.02)		88
—	14.46	(3.60)	1,414	1.75	(c)	4.87	(c)	(0.49	)(c)	107

$(0.03)	$15.79	5.84%	$71	2.50%		4.51%		(1.29)%		46%
—	14.95	4.11	50	2.50		4.50		(0.87)		88
—	14.36	(4.27)	46	2.50	(c)	5.77	(c)	(1.42	)(c)	107

$— (d)	$16.17	6.59%	$97	1.75%		3.77%		(0.37)%		46%
—	15.17	4.91	88	1.75		10.67		(0.22)		88
—	14.46	(3.60)	467	1.75	(c)	5.92	(c)	(0.58	)(c)	107

$(0.08)	$16.21	6.90%	$141	1.50%		3.64%		(0.28)%		46%
—	15.24	5.18	138	1.50		3.48		0.15		88
—	14.49	(3.40)	167	1.50	(c)	5.23	(c)	(0.07	)(c)	107

$(0.09)	$16.24	7.01%	$5,344	1.40%		3.55%		(0.07)%		46%
—	15.27	5.31	7,888	1.40		3.30		0.22		88
—	14.50	(3.33)	7,392	1.40	(c)	4.69	(c)	(0.22	)(c)	107

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	227

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Duration High Income:
Class A
11/30/2013	$15.97	$0.63	$0.09	$0.72	$(0.76)	$(0.01)
11/30/2012	15.32	0.64	0.68	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class C
11/30/2013	$15.94	$0.59	$0.09	$0.68	$(0.72)	$(0.01)
11/30/2012	15.31	0.58	0.64	1.22	(0.59)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.25	0.35	(0.04)	—
Class D
11/30/2013	$15.97	$0.63	$0.09	$0.72	$(0.76)	$(0.01)
11/30/2012	15.32	0.65	0.67	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class P
11/30/2013	$15.96	$0.66	$0.10	$0.76	$(0.79)	$(0.01)
11/30/2012	15.32	0.66	0.68	1.34	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.28	0.38	(0.06)	—
Institutional Class
11/30/2013	$15.99	$0.67	$0.09	$0.76	$(0.80)	$(0.01)
11/30/2012	15.32	0.70	0.67	1.37	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.11	0.27	0.38	(0.06)	—
AllianzGI Structured Alpha:
Class A
12/3/2012* - 11/30/2013	$15.00	$(0.28)	$1.15	$0.87	$—	$—
Class C
12/3/2012* - 11/30/2013	$15.00	$(0.39)	$1.12	$0.73	$—	$—
Class D
12/3/2012* - 11/30/2013	$15.00	$(0.28)	$1.17	$0.89	$—	$—
Class P
12/3/2012* - 11/30/2013	$15.00	$(0.26)	$1.15	$0.89	$—	$—
Institutional Class
12/3/2012* - 11/30/2013	$15.00	$(0.24)	$1.14	$0.90	$—	$—
AllianzGI Ultra Micro Cap:
Class A
11/30/2013	$15.53	$(0.29)	$9.11	$8.82	$—	$(0.01)
12/19/2011* - 11/30/2012	12.82	(0.14)	2.85	2.71	—	—
Class P
11/30/2013	$15.54	$(0.24)	$9.11	$8.87	$—	$(0.01)
11/30/2012	13.26	(0.20)	2.71	2.51	—	(0.23)
12/27/2010* - 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	—	(0.03)
Institutional Class
11/30/2013	$15.59	$(0.26)	$9.17	$8.91	$—	$(0.01)
11/30/2012	13.29	(0.19)	2.72	2.53	—	(0.23)
11/30/2011	13.25	(0.29)	1.08	0.79	—	(0.75)
11/30/2010	8.93	(0.22)	4.54	4.32	—	—
4/1/2009** - 11/30/2009	5.78	(0.10)	3.25	3.15	—	—
3/31/2009	9.28	(0.16)	(3.34)	(3.50)	—	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 2.22% and 2.31% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.

228	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.77)	$15.92	4.60%	$168,536	0.85%		0.90%		3.98%		63%
(0.67)	15.97	8.78	80,995	0.89		1.09		4.09		51
(0.05)	15.32	2.50	532	0.95	(c)	2.99	(c)	4.97	(c)	10

$(0.73)	$15.89	4.36%	$63,680	1.10%		1.16%		3.74%		63%
(0.59)	15.94	8.18	28,567	1.29		1.50		3.73		51
(0.04)	15.31	2.36	1,245	1.70	(c)	3.72	(c)	4.26	(c)	10

$(0.77)	$15.92	4.61%	$18,902	0.85%		1.08%		3.99%		63%
(0.67)	15.97	8.78	10,018	0.90		1.18		4.16		51
(0.05)	15.32	2.50	65	0.95	(c)	2.88	(c)	4.95	(c)	10

$(0.80)	$15.92	4.83%	$121,747	0.70%		0.71%		4.14%		63%
(0.70)	15.96	8.91	52,932	0.70		0.92		4.24		51
(0.06)	15.32	2.50	10	0.70	(c)	2.84	(c)	4.22	(c)	10

$(0.81)	$15.94	4.87%	$179,676	0.61%		0.61%		4.23%		63%
(0.70)	15.99	9.13	38,247	0.60		0.89		4.48		51
(0.06)	15.32	2.52	8,055	0.60	(c)	2.72	(c)	4.58	(c)	10

$—	$15.87	5.80%	$517	1.90	%(c)	7.34	%(c)	(1.86	)%(c)	N/A

$—	$15.73	4.87%	$74	2.65	%(c)	6.91	%(c)	(2.60	)%(c)	N/A

$—	$15.89	5.93%	$1,416	1.90	%(c)	6.29	%(c)	(1.85	)%(c)	N/A

$—	$15.89	5.93%	$61	1.75	%(c)	5.97	%(c)	(1.69	)%(c)	N/A

$—	$15.90	6.00%	$7,978	1.65	%(c)	5.64	%(c)	(1.60	)%(c)	N/A

$(0.01)	$24.34	56.82%	$61,525	2.20%		2.30%		(1.41)%		59%
—	15.53	21.14	6,862	2.36	(c)	3.36	(c)	(0.96	)(c)	114

$(0.01)	$24.40	57.10%	$858	2.01%		2.07%		(1.19)%		59%
(0.23)	15.54	19.26	252	2.18		3.08		(1.38)		114
(0.03)	13.26	(3.64)	230	2.41	(c)	3.48	(c)	(2.23	)(c)	101

$(0.01)	$24.49	57.18%	$62,641	2.00%		2.00%		(1.24)%		59%
(0.23)	15.59	19.37	9,296	2.08		3.15		(1.32)		114
(0.75)	13.29	6.04	9,757	2.24		3.53		(2.06)		101
—	13.25	48.38	4,629	2.29		5.40		(1.99)		123
—	8.93	54.50	1,781	2.31	(c)	2.31	(c)(d)	(1.81	)(c)	87
—	5.78	(37.72)	1,084	2.40		2.40	(d)	(2.05)		109

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	229

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI U.S. Emerging Growth:
Class A
11/30/2013	$13.25	$(0.15)	$6.27	$6.12	$(0.28)	$19.09
11/30/2012	13.34	(0.08)	0.98	0.90	(0.99)	13.25
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	13.34
Class C
11/30/2013	$13.07	$(0.25)	$6.14	$5.89	$(0.28)	$18.68
11/30/2012	13.25	(0.18)	0.99	0.81	(0.99)	13.07
12/20/2010* - 11/30/2011	13.77	(0.22)	(0.30)	(0.52)	—	13.25
Class D
11/30/2013	$13.25	$(0.11)	$6.25	$6.14	$(0.28)	$19.11
11/30/2012	13.34	(0.09)	0.99	0.90	(0.99)	13.25
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	13.34
Class R
11/30/2013	$13.19	$(0.17)	$6.24	$6.07	$(0.28)	$18.98
11/30/2012	13.31	(0.11)	0.98	0.87	(0.99)	13.19
12/20/2010* - 11/30/2011	13.77	(0.15)	(0.31)	(0.46)	—	13.31
Class P
11/30/2013	$13.32	$(0.11)	$6.32	$6.21	$(0.28)	$19.25
11/30/2012	13.37	(0.04)	0.98	0.94	(0.99)	13.32
12/20/2010* - 11/30/2011	13.77	(0.09)	(0.31)	(0.40)	—	13.37
Institutional Class
11/30/2013	$13.35	$(0.08)	$6.31	$6.23	$(0.28)	$19.30
11/30/2012	13.39	(0.04)	0.99	0.95	(0.99)	13.35
11/30/2011	12.84	(0.07)	0.62	0.55	—	13.39
11/30/2010	10.05	(0.06)	2.85	2.79	—	12.84
4/1/2009** - 11/30/2009	6.59	(0.03)	3.49	3.46	—	10.05
3/31/2009	11.45	(0.04)	(4.82)	(4.86)	—	6.59
AllianzGI U.S. Equity Hedged:
Class A
12/3/2012* - 11/30/2013	$15.00	$0.12	$2.14	$2.26	$—	$17.26
Class C
12/3/2012* - 11/30/2013	$15.00	$— (e)	$2.14	$2.14	$—	$17.14
Class D
12/3/2012* - 11/30/2013	$15.00	$0.12	$2.14	$2.26	$—	$17.26
Class P
12/3/2012* - 11/30/2013	$15.00	$0.15	$2.14	$2.29	$—	$17.29
Institutional Class
12/3/2012* - 11/30/2013	$15.00	$0.17	$2.14	$2.31	$—	$17.31

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.16% and 0.90% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.
(e)	Less than $(0.01) per share.

230	Annual Report	| November 30, 2013 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

47.16%	$4,971	1.50%		1.91%		(0.90)%		81%
7.67	1,359	1.50		2.45		(0.59)		92
(3.12)	837	1.50	(c)	2.70	(c)	(0.92	)(c)	111

46.03%	$606	2.21%		2.73%		(1.57)%		81%
6.99	228	2.22		3.16		(1.35)		92
(3.78)	134	2.25	(c)	3.04	(c)	(1.60	)(c)	111

47.32%	$68	1.44%		2.00%		(0.71)%		81%
7.67	57	1.49		2.36		(0.65)		92
(3.12)	27	1.50	(c)	2.31	(c)	(0.86	)(c)	111

46.99%	$26	1.67%		2.16%		(1.03)%		81%
7.44	10	1.70		2.60		(0.84)		92
(3.34)	10	1.75	(c)	2.50	(c)	(1.14	)(c)	111

47.60%	$110	1.25%		1.74%		(0.69)%		81%
7.97	19	1.25		2.25		(0.27)		92
(2.90)	15	1.25	(c)	2.13	(c)	(0.65	)(c)	111

47.64%	$29,116	1.16%		1.69%		(0.48)%		81%
8.05	20,140	1.15		2.09		(0.29)		92
4.28	20,862	1.15		1.99		(0.53)		111
27.76	20,079	1.19		1.71		(0.57)		168
52.50	13,942	1.18	(c)	1.18	(c)(d)	(0.53	)(c)	97
(42.45)	6,591	1.21		1.21	(d)	(0.34)		146

15.07%	$1,416	1.25	%(c)	9.81	%(c)	0.74	%(c)	6%

14.27%	$122	2.00	%(c)	11.10	%(c)	(0.01	)%(c)	6%

15.07%	$265	1.25	%(c)	9.77	%(c)	0.76	%(c)	6%

15.27%	$12	1.11	%(c)	8.71	%(c)	0.96	%(c)	6%

15.40%	$5,395	1.00	%(c)	8.82	%(c)	1.05	%(c)	6%

See accompanying Notes to Financial Statements	| November 30, 2013 |	Annual Report	231

Notes to Financial Statements

November 30, 2013

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust. As of November 30, 2013, the Trust consisted of thirty-four separate investment funds (each a “Fund” and collectively the “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and the Funds’ sub-advisers are Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”), each an affiliate of the Investment Manager, and Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) (collectively the “Sub-Advisers”). The Investment Manager, AllianzGI U.S. and NFJ are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares: A, C, D, P, R, R6, Administrative and Institutional. As of November 1, 2009, Class B shares were no longer available for purchase, except through exchanges and dividend reinvestments.

The following Funds (except for AllianzGI Global Fundamental Strategy) sold and issued shares of beneficial interest to AAM during the years ended November 30, 2013 and November 30, 2012. AllianzGI Global Fundamental Strategy sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”) during the year ended November 30, 2013.

AllianzGI Dynamic Emerging Multi-Asset
Class	Date	Shares	Amount
A	12/17/12	667	$10,000
C	12/17/12	667	10,000
D	12/17/12	666	10,000
P	12/17/12	667	10,000
Institutional	12/17/12	333,333	5,000,000
		336,000	$5,040,000

AllianzGI Global Fundamental Strategy
Class	Date	Shares	Amount
A	7/2/13	667	$10,000
C	7/2/13	667	10,000
D	7/2/13	666	10,000
P	7/2/13	667	10,000
Institutional	7/2/13	1,333,333	20,000,000
		1,336,000	$20,040,000

AllianzGI Multi-Asset Real Return
Class	Date	Shares	Amount
A	12/17/12	666	$10,000
C	12/17/12	667	10,000
D	12/17/12	667	10,000
P	12/17/12	667	10,000
Institutional	12/17/12	333,333	5,000,000
		336,000	$5,040,000

AllianzGI NFJ Emerging Markets Value
Class	Date	Shares	Amount
A	12/18/12	667	$10,000
C	12/18/12	667	10,000
D	12/18/12	666	10,000
P	12/18/12	667	10,000
Institutional	12/18/12	200,000	3,000,000
		202,667	$3,040,000

AllianzGI NFJ International Small-Cap Value
Class	Date	Shares	Amount
A	6/1/12	667	$10,000
C	6/1/12	667	10,000
D	6/1/12	667	10,000
P	6/1/12	666	10,000
Institutional	6/1/12	200,000	3,000,000
		202,667	$3,040,000

AllianzGI Structured Alpha
Class	Date	Shares	Amount
A	12/3/12	667	$10,000
C	12/3/12	667	10,000
D	12/3/12	666	10,000
P	12/3/12	667	10,000
Institutional	12/3/12	400,000	6,000,000
		402,667	$6,040,000

AllianzGI U.S. Equity Hedged
Class	Date	Shares	Amount
A	12/3/12	667	$10,000
C	12/3/12	667	10,000
D	12/3/12	666	10,000
P	12/3/12	667	10,000
Institutional	12/3/12	200,000	3,000,000
		202,667	$3,040,000

On March 1, 2013, AAM transferred all shares of beneficial interest it held in the Funds to AFI, an indirect, wholly-owned subsidiary of Allianz SE.

The investment objective of each of AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050 and AllianzGI Retirement 2055 is to seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation. AllianzGI Retirement Income’s investment objective is to seek current income and secondarily, capital appreciation. AllianzGI Global Allocation’s investment objective is to seek after-inflation capital appreciation and current income. The investment objective of AllianzGI Global Growth Allocation is to seek after-inflation capital

232	November 30, 2013 |	Annual Report

appreciation and, secondarily, current income. AllianzGI Convertible’s investment objective is to seek maximum total return, consisting of capital appreciation and current income. The investment objective of AllianzGI Behavioral Advantage Large Cap, AllianzGI China Equity, AllianzGI Disciplined Equity, AllianzGI Dynamic Emerging Multi-Asset, AllianzGI Global Managed Volatility, AllianzGI Global Water, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ International Small-Cap Value and AllianzGI NFJ International Value II is to seek long-term capital appreciation. AllianzGI Global Fundamental Strategy’s investment objective is to seek to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes. AllianzGI High Yield Bond’s investment objective is to seek a high level of current income and capital growth. The investment objective of AllianzGI Short Duration High Income is to seek a high level of current income. The investment objective of AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Ultra Micro Cap and AllianzGI U.S. Emerging Growth is to seek maximum long-term capital appreciation. AllianzGI NFJ Global Dividend Value’s investment objective is to seek long-term growth of capital and income. The investment objective of AllianzGI Redwood is to seek long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market. The investment objective of AllianzGI Multi-Asset Real Return is to seek long-term capital appreciation emphasizing inflation-adjusted returns. The investment objective of AllianzGI Structured Alpha is to seek to generate attractive risk-adjusted absolute returns through a complete market cycle. The investment objective of AllianzGI U.S. Equity Hedged is to seek capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share (“NAV”) of each underlying fund as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. Each Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Advisers determine that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

Annual Report	| November 30, 2013	233

Notes to Financial Statements (cont’d)

November 30, 2013

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended November 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the

234	November 30, 2013 |	Annual Report

activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Excess Return Swaps—OTC excess return swaps are valued based on the closing price of the reference index that is supplied by independent pricing services. To the extent that these inputs are observable, the values of OTC excess return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at November 30, 2013 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 7(a), 7(b) and 7(c) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2015:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Mutual Funds	$18,532,279	—	—	$18,532,279
Exchange-Traded Funds	3,302,530	—	—	3,302,530
Repurchase Agreements	—	$174,000	—	174,000
Totals	$21,834,809	$174,000	—	$22,008,809

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Mutual Funds	$27,714,128	—	—	$27,714,128
Exchange-Traded Funds	5,151,778	—	—	5,151,778
Repurchase Agreements	—	$213,000	—	213,000
Totals	$32,865,906	$213,000	—	$33,078,906

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Mutual Funds	$29,219,449	—	—	$29,219,449
Exchange-Traded Funds	4,336,515	—	—	4,336,515
Repurchase Agreements	—	$254,000	—	254,000
Totals	$33,555,964	$254,000	—	$33,809,964

Annual Report	| November 30, 2013	235

Notes to Financial Statements (cont’d)

November 30, 2013

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Mutual Funds	$36,350,182	—	—	$36,350,182
Exchange-Traded Funds	3,559,785	—	—	3,559,785
Repurchase Agreements	—	$256,000	—	256,000
Totals	$39,909,967	$256,000	—	$40,165,967

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Mutual Funds	$26,512,241	—	—	$26,512,241
Exchange-Traded Funds	2,779,144	—	—	2,779,144
Repurchase Agreements	—	$219,000	—	219,000
Totals	$29,291,385	$219,000	—	$29,510,385

AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Mutual Funds	$24,718,229	—	—	$24,718,229
Exchange-Traded Funds	2,087,921	—	—	2,087,921
Repurchase Agreements	—	$114,000	—	114,000
Totals	$26,806,150	$114,000	—	$26,920,150

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Mutual Funds	$12,406,153	—	—	$12,406,153
Exchange-Traded Funds	616,322	—	—	616,322
Totals	$13,022,475	—	—	$13,022,475

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Mutual Funds	$12,669,755	—	—	$12,669,755
Exchange-Traded Funds	680,102	—	—	680,102
Repurchase Agreements	—	$134,000	—	134,000
Totals	$13,349,857	$134,000	—	$13,483,857

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Mutual Funds	$4,759,386	—	—	$4,759,386
Exchange-Traded Funds	249,063	—	—	249,063
Totals	$5,008,449	—	—	$5,008,449

236	November 30, 2013 |	Annual Report

AllianzGI Retirement Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Mutual Funds	$22,189,199	—	—	$22,189,199
Exchange-Traded Funds	3,997,353	—	—	3,997,353
Repurchase Agreements	—	$139,000	—	139,000
Totals	$26,186,552	$139,000	—	$26,325,552

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Mutual Funds	$207,273,474	—	—	$207,273,474
Exchange-Traded Funds	6,591,317	—	—	6,591,317
Repurchase Agreements	—	$675,000	—	675,000
Totals	$213,864,791	$675,000	—	$214,539,791

AllianzGI Global Growth Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Mutual Funds	$6,363,450	—	—	$6,363,450
Exchange-Traded Funds	272,074	—	—	272,074
Totals	$6,635,524	—	—	$6,635,524

AllianzGI Behavioral Advantage Large Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock	$57,116,426	—	—	$57,116,426

AllianzGI China Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock:
China	$46,433	$3,744,138	—	$3,790,571
Hong Kong	71,875	586,920	—	658,795
Totals	$118,308	$4,331,058	—	$4,449,366

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Convertible Bonds	—	$1,865,528,219	—	$1,865,528,219
Convertible Preferred Stock:
Aerospace & Defense	$30,308,086	—	—	30,308,086
Auto Components	23,311,231	—	—	23,311,231
Diversified Financial Services	26,643,875	21,092,162	—	47,736,037
Insurance	45,110,568	—	—	45,110,568
Machinery	20,334,246	—	—	20,334,246
Telecommunications	13,008,613	25,528,261	—	38,536,874
All Other	—	232,103,249	—	232,103,249
Common Stock	18,681,510	—	—	18,681,510
Repurchase Agreements	—	83,202,000	—	83,202,000
Totals	$177,398,129	$2,227,453,891	—	$2,404,852,020

Annual Report	| November 30, 2013	237

Notes to Financial Statements (cont’d)

November 30, 2013

AllianzGI Disciplined Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock	$37,288,361	—	—	$37,288,361
Repurchase Agreements	—	$1,480,000	—	1,480,000
Totals	$37,288,361	$1,480,000	—	$38,768,361

AllianzGI Dynamic Emerging Multi-Asset:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Mutual Funds	$1,923,189	—	—	$1,923,189
Corporate Bonds & Notes	—	$1,197,937	—	1,197,937
Repurchase Agreements	—	980,000	—	980,000
	1,923,189	2,177,937	—	4,101,126
Other Financial Instruments* – Assets
Market Price	15,078	—	—	15,078
Other Financial Instruments* – Liabilities
Commodity Contracts	—	(4,628)	—	(4,628)
Market Price	(21,960)	—	—	(21,960)
	(21,960)	(4,628)	—	(26,588)
Totals	$1,916,307	$2,173,309	—	$4,089,616

AllianzGI Global Fundamental Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Corporate Bonds & Notes	—	$7,934,093	—	$7,934,093
Common Stock:
United States	$2,634,888	—	—	2,634,888
All Other	—	4,159,556	—	4,159,556
Sovereign Debt Obligations	—	5,403,892	—	5,403,892
Repurchase Agreements	—	398,000	—	398,000
Options Purchased:
Market Price	24,092	—	—	24,092
	2,658,980	17,895,541	—	20,554,521
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(28,519)	—	—	(28,519)
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	2,832	—	2,832
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(1,909)	—	(1,909)
Interest Rate Contracts	(5,739)	—	—	(5,739)
	(5,739)	(1,909)	—	(7,648)
Totals	$2,624,722	$17,896,464	—	$20,521,186

238	November 30, 2013 |	Annual Report

AllianzGI Global Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock:
Australia	—	$77,013	—	$77,013
China	—	672,244	—	672,244
France	$41,210	43,701	—	84,911
Hong Kong	—	688,134	—	688,134
Israel	—	459,998	—	459,998
Japan	41,071	1,115,548	—	1,156,619
Norway	—	55,218	—	55,218
Singapore	—	603,164	—	603,164
Switzerland	—	271,816	—	271,816
United Kingdom	—	337,700	—	337,700
All Other	10,002,608	—	—	10,002,608
Totals	$10,084,889	$4,324,536	—	$14,409,425

AllianzGI Global Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock:
Austria	—	$11,842,675	—	$11,842,675
China	—	10,882,366	—	10,882,366
France	—	12,321,047	—	12,321,047
Hong Kong	—	3,755,998	$41,766	3,797,764
Japan	—	7,144,424	—	7,144,424
Korea (Republic of)	—	2,500,670	—	2,500,670
Sweden	—	10,082,235	—	10,082,235
Switzerland	$17,215,252	19,877,435	—	37,092,687
United Kingdom	—	37,802,178	—	37,802,178
All Other	95,895,314	—	—	95,895,314
Repurchase Agreements	—	14,260,000	—	14,260,000
Totals	$113,110,566	$130,469,028	$41,766	$243,621,360

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Corporate Bonds & Notes	—	$441,229,067	—	$441,229,067
Repurchase Agreements	—	12,077,000	—	12,077,000
Totals	—	$453,306,067	—	$453,306,067

Annual Report	| November 30, 2013	239

Notes to Financial Statements (cont’d)

November 30, 2013

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock:
Australia	—	$646,279	$35,913	$682,192
Finland	$2,220,157	—	—	2,220,157
France	3,952,807	—	—	3,952,807
Ireland	1,502,689	1,308,537	—	2,811,226
Netherlands	1,347,794	—	—	1,347,794
Sweden	1,908,414	4,557,127	—	6,465,541
Taiwan	150,285	1,919,724	—	2,070,009
All Other	—	89,580,309	—	89,580,309
Repurchase Agreements	—	1,570,000	—	1,570,000
Totals	$11,082,146	$99,581,976	$35,913	$110,700,035

AllianzGI Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock	$43,696,163	—	—	$43,696,163
Repurchase Agreements	—	$1,242,000	—	1,242,000
Totals	$43,696,163	$1,242,000	—	$44,938,163

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Mutual Funds	$2,693,098	—	—	$2,693,098
Common Stock:
Australia	—	$125,479	—	125,479
Austria	—	9,672	—	9,672
France	—	64,972	—	64,972
Hong Kong	—	190,618	$550	191,168
Japan	5,494	201,209	—	206,703
Netherlands	—	6,498	—	6,498
Singapore	—	63,386	—	63,386
Switzerland	—	8,414	—	8,414
United Kingdom	—	55,965	—	55,965
All Other	672,097	—	—	672,097
U.S. Treasury Obligations	—	1,059,276	—	1,059,276
Exchange-Traded Funds	72,209	—	—	72,209
	3,442,898	1,785,489	550	5,228,937
Other Financial Instruments* – Assets
Interest Rate Contracts	41	—	—	41
Market Price	13,720	—	—	13,720
	13,761	—	—	13,761
Totals	$3,456,659	$1,785,489	$550	$5,242,698

240	November 30, 2013 |	Annual Report

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock:
China	$98,259	$1,381,145	—	$1,479,404
Hong Kong	55,816	241,589	—	297,405
Indonesia	—	178,050	—	178,050
Korea (Republic of)	155,828	939,758	—	1,095,586
Malaysia	53,611	41,174	—	94,785
Philippines	—	43,326	—	43,326
Poland	—	54,815	—	54,815
Russian Federation	194,428	—	$426,579	621,007
Singapore	—	144,395	—	144,395
South Africa	233,081	146,022	—	379,103
Taiwan	49,612	679,885	—	729,497
Thailand	—	—	360,118	360,118
Turkey	—	301,189	—	301,189
All Other	847,643	—	—	847,643
Equity-Linked Securities	—	366,628	—	366,628
Preferred Stock:
Brazil	277,873	—	—	277,873
Russian Federation	—	—	48,596	48,596
Totals	$1,966,151	$4,517,976	$835,293	$7,319,420

AllianzGI NFJ Global Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock:
China	—	$1,461,861	—	$1,461,861
France	—	2,837,148	—	2,837,148
Germany	—	1,465,124	—	1,465,124
Hong Kong	—	1,099,395	—	1,099,395
Israel	$1,487,740	994,405	—	2,482,145
Japan	—	4,255,894	—	4,255,894
Korea (Republic of)	—	4,158,642	—	4,158,642
Spain	—	2,896,014	—	2,896,014
Switzerland	—	2,971,204	—	2,971,204
United Kingdom	—	7,306,572	—	7,306,572
All Other	38,096,822	—	—	38,096,822
Repurchase Agreements	—	816,000	—	816,000
Totals	$39,584,562	$30,262,259	—	$69,846,821

Annual Report	| November 30, 2013	241

Notes to Financial Statements (cont’d)

November 30, 2013

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock:
Australia	$120,847	$833,148	—	$953,995
Austria	60,257	93,049	—	153,306
Brazil	354,044	—	—	354,044
Canada	1,210,160	—	—	1,210,160
China	391,127	702,422	—	1,093,549
France	96,783	415,778	—	512,561
Greece	143,500	—	—	143,500
Hong Kong	—	771,770	—	771,770
Israel	121,792	—	—	121,792
Luxembourg	117,524	—	—	117,524
Netherlands	98,143	—	—	98,143
New Zealand	96,064	240,658	—	336,722
Norway	126,015	405,174	—	531,189
Panama	123,924	—	—	123,924
Russian Federation	112,585	—	—	112,585
South Africa	116,793	247,406	—	364,199
United Kingdom	531,928	3,148,761	—	3,680,689
United States	107,610	—	—	107,610
All Other	—	4,206,072	—	4,206,072
Preferred Stock	127,184	118,088	—	245,272
Repurchase Agreements	—	243,000	—	243,000
Totals	$4,056,280	$11,425,326	—	$15,481,606

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock:
Austria	$65,607	—	—	$65,607
Brazil	100,537	—	—	100,537
Canada	319,164	—	—	319,164
India	96,304	—	—	96,304
Israel	81,714	—	—	81,714
Korea (Republic of)	38,745	—	—	38,745
Mexico	44,156	—	—	44,156
Russian Federation	66,810	—	—	66,810
South Africa	44,586	—	—	44,586
Taiwan	40,799	—	—	40,799
Turkey	32,574	—	—	32,574
United States	29,540	—	—	29,540
All Other	—	$3,227,417	—	3,227,417
Repurchase Agreements	—	125,000	—	125,000
Totals	$960,536	$3,352,417	—	$4,312,953

242	November 30, 2013 |	Annual Report

AllianzGI Redwood:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock	$4,857,832	—	—	$4,857,832
Repurchase Agreements	—	$2,736,000	—	2,736,000
	4,857,832	2,736,000	—	7,593,832
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(949,663)	—	—	(949,663)
Totals	$3,908,169	$2,736,000	—	$6,644,169

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Corporate Bonds & Notes	—	$424,794,552	—	$424,794,552
Senior Loans:
Energy Equipment & Services	—	—	$675,000	675,000
All Other	—	99,877,505	—	99,877,505
Repurchase Agreements	—	34,425,000	—	34,425,000
Totals	—	$559,097,057	$675,000	$559,772,057

AllianzGI Structured Alpha:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Short-Term Investments	—	$9,466,154	—	$9,466,154
Options Purchased:
Market Price	$119,509	77,501	—	197,010
	119,509	9,543,655	—	9,663,164
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(112,786)	(68,000)	—	(180,786)
Totals	$6,723	$9,475,655	—	$9,482,378

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock	$119,373,087	—	—	$119,373,087
Repurchase Agreements	—	$7,658,000	—	7,658,000
Totals	$119,373,087	$7,658,000	—	$127,031,087

AllianzGI U.S. Emerging Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock	$33,621,252	—	—	$33,621,252
Repurchase Agreements	—	$1,305,000	—	1,305,000
Totals	$33,621,252	$1,305,000	—	$34,926,252

Annual Report	| November 30, 2013	243

Notes to Financial Statements (cont’d)

November 30, 2013

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/13
Common Stock	$6,525,674	—	—	$6,525,674
Repurchase Agreements	—	$673,000	—	673,000
Options Purchased:
Market Price	31,015	—	—	31,015
	6,556,689	673,000	—	7,229,689
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(17,220)	—	—	(17,220)
Totals	$6,539,469	$673,000	—	$7,212,469

At November 30, 2013, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2		Level 2 to Level 1
AllianzGI China Equity	—		$22,122	(c)
AllianzGI Convertible	$95,755,813	(a)	—
AllianzGI Global Managed Volatility	99,389	(b)	—
AllianzGI Global Water	—		10,233,237	(c)
AllianzGI International Small-Cap	1,308,537	(b)	4,820,406	(c)
AllianzGI NFJ International Small-Cap Value	708,476	(b)	411,441	(c)
AllianzGI NFJ International Value II	100,828	(b)	34,289	(c)

(a)	This transfer was the result of securities with a quoted price in an active market at November 30, 2012, which was not available on November 30, 2013.
(b)	This transfer was the result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at November 30, 2012, which was applied on November 30, 2013.
(c)	This transfer was the result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at November 30, 2012, which was not applied on November 30, 2013.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period or year ended November 30, 2013, was as follows:

AllianzGI Global Managed Volatility:
Investments in Securities – Assets	Beginning Balance 11/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/13
Rights:
China	$2,245	—	$(1,489)	—	$1,489	$(2,245)	—	—	—

AllianzGI Global Water:
Investments in Securities – Assets	Beginning Balance 11/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/13
Common Stock:
Hong Kong	$41,780	—	—	—	—	$(14)	—	—	$41,766

AllianzGI International Small-Cap:
Investments in Securities – Assets	Beginning Balance 11/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/13
Common Stock:
Australia	—	$36,921	—	—	—	$(1,008)	—	—	$35,913
Thailand	$1,304,215	—	$(1,435,484)	—	$302,691	(171,422)	—	—	—
Totals	$1,304,215	$36,921	$(1,435,484)	—	$302,691	$(172,430)	—	—	$35,913

244	November 30, 2013 |	Annual Report

AllianzGI Micro Cap:
Investments in Securities – Assets	Beginning Balance 11/30/12		Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/13
Warrants	—	†	—	—	††	—	—	—	—	—	—

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Beginning Balance 12/17/12***	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/13
Common Stock:
Hong Kong	—	—	†††	—	—	—	$550	—	—	$550

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 12/18/12***	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/13
Common Stock:
Russian Federation	—	$437,468	$(944)	—	$125	$(10,070)	—	—	$426,579
Thailand	—	386,587	(9,519)	—	2,945	(19,895)	—	—	360,118
Preferred Stock	—	46,233	—	—	—	2,363	—	—	48,596
Totals	—	$870,288	$(10,463)	—	$3,070	$(27,602)	—	—	$835,293

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Beginning Balance 11/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 11/30/13
Senior Loans:
Energy Equipment & Services	—	—	—	—	—	—	$675,000	—	$675,000

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Beginning Balance 11/30/12		Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/13
Warrants	—	†	—	—	††	—	—	—	—	—	—

AllianzGI U.S. Emerging Growth:
Investments in Securities – Assets	Beginning Balance 11/30/12		Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/13
Warrants	—	†	—	—	††	—	—	—	—	—	—

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at November 30, 2013:

AllianzGI Global Water:
Investments in Securities – Assets	Ending Balance at 11/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$41,766	Discount of Publicly Traded Quote	Discount Applied to Last Exchange Price	HKD 0.343 (75% Discount)

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Notes to Financial Statements (cont’d)

November 30, 2013

AllianzGI International Small-Cap:
Investments in Securities – Assets	Ending Balance at 11/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$35,913	Original Cost	Trading Volume	AUD 1.89

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Ending Balance at 11/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$550	Fundamental Analytical data Relating to the Investment	Estimated Value Applied to Last Price	HKD 8.10

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Ending Balance at 11/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$ 426,579	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ 1.18-$61.69
	$ 360,118	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 32.76-294.91
Preferred Stock	$ 48,596	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ 2,557.68

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Ending Balance at 11/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Senior Loans	$675,000	Fundamental Analytical Data Relating to Investment	Cash Rate	$100.00

AUD – Australian Dollar

HKD – Hong Kong Dollar

THB – Thai Baht

*	Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 2 into Level 3 because no independent price was available, therefore the anticipated cash rate to be received, per par, was used.
***	Commencement of Operations.
†	Security fair-valued at $0.
††	Warrants expired.
†††	Shares received from spin-off.

The net change in unrealized appreciation/depreciation of Level 3 investments which AllianzGI Global Water, AllianzGI International Small-Cap, AllianzGI Multi-Asset Real Return, AllianzGI NFJ Emerging Markets Value and AllianzGI Short Duration High Income held at November 30, 2013 was $(14), $(1,008), $550, $(27,602) and $(3,563), respectively.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized.

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees

246	November 30, 2013 |	Annual Report

received after settlement date relating to senior loans and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of November 30, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI High Yield Bond, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Value II and AllianzGI Short Duration High Income) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value and AllianzGI NFJ International Value II declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI High Yield Bond and AllianzGI Short Duration High Income declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at November 30, 2013.

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Notes to Financial Statements (cont’d)

November 30, 2013

(i) Equity-Linked Securities.  Certain Funds purchase equity-linked securities, also known as participation notes. Participatory notes are used to gain exposure to issuers in certain countries with a costly or lengthy registration process. They are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue participation notes which are designed to replicate the performance of certain issuers and markets. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty.

(j) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(k) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(l) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(m) Custody Credits on Cash Balances.  The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor

248	November 30, 2013 |	Annual Report

its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055 and AllianzGI Retirement Income (collectively the “Target Date Funds”) and AllianzGI Global Allocation and AllianzGI Global Growth Allocation invest their assets primarily in series of Allianz Funds, Allianz Funds Multi-Strategy Trust, PIMCO Equity Series, PIMCO Funds and PIMCO sponsored exchange-traded Funds (“ETFs”) (together, “Underlying Funds”). AllianzGI Dynamic Emerging Multi-Asset, AllianzGI Multi-Asset Real Return and AllianzGI Global Fundamental Strategy may invest their assets partially, significantly or primarily in Underlying Funds. The Funds may also invest a portion of their assets in unaffiliated ETFs and mutual funds and pooled vehicles (together, “Other Acquired Funds”). Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular

Annual Report	| November 30, 2013	249

Notes to Financial Statements (cont’d)

November 30, 2013

Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Effective January 1, 2013, each of AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement Income, AllianzGI Dynamic Emerging Multi-Asset, AllianzGI Global Fundamental Strategy and AllianzGI Multi-Asset Real Return became subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Investment Manager has registered with the CFTC as a Commodity Pool Operator, the Sub-Adviser, AllianzGI U.S., has registered with the CFTC as a Commodity Trading Adviser, and both entities are members of the National Futures Association. Additional CFTC-mandated disclosure, reporting and recordkeeping obligations have begun to apply with respect to AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement Income, AllianzGI Dynamic Emerging Multi-Asset, AllianzGI Global Fundamental Strategy and AllianzGI Multi-Asset Real Return. Compliance with the CFTC’s regulatory requirements could increase these Funds’ expenses, adversely affecting their total returns.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

250	November 30, 2013 |	Annual Report

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Excess Return Swap Agreements—The Fund will receive a payment (net of fee) from the counterparty if on expiration date, the value of the reference index is greater than the value on trade date. The Fund will make a payment (net of fee) if the value of the reference index is less than the value on trade date.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at November 30, 2013:

AllianzGI Dynamic Emerging Multi-Asset:
Location	Market Price	Commodity Contracts	Total
Liability derivatives:
Unrealized depreciation of OTC swaps	—	$(4,628)	$(4,628)
Payable for variation margin on futures contracts*	$(5,275)	—	(5,275)
Total liability derivatives	$(5,275)	$(4,628)	$(9,903)

*	Included in net unrealized depreciation of $6,882 on futures contracts as reported in Note 7(b).

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$24,092	—	—	$24,092
Receivable for variation margin on futures contracts*	—	$13,794	—	13,794
Unrealized appreciation of forward foreign currency contracts	—	—	$2,832	2,832
Total asset derivatives	$24,092	$13,794	$2,832	$40,718
Liability derivatives:
Options written, at value	$(28,519)	—	—	$(28,519)
Unrealized depreciation of forward foreign currency contracts	—	—	$(1,909)	(1,909)
Total liability derivatives	$(28,519)	—	$(1,909)	$(30,428)

*	Included in net unrealized depreciation of $5,739 on futures contracts as reported in Note 7(b).

Annual Report	| November 30, 2013	251

Notes to Financial Statements (cont’d)

November 30, 2013

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Total
Liability derivatives:
Payable for variation margin on futures contracts*	$(1,152)	$(766)	$(1,918)

*	Included in net unrealized appreciation of $13,761 on futures contracts as reported in Note 7(b).

AllianzGI Redwood:
Location	Market Price
Liability derivatives:
Options written, at value	$(949,663)

AllianzGI Structured Alpha:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$197,010
Liability derivatives:
Options written, at value	$(180,786)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$31,015
Liability derivatives:
Options written, at value	$(17,220)

The effect of derivatives on the Statements of Operations for the period or year ended November 30, 2013:

AllianzGI China Equity:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(19)

AllianzGI Dynamic Emerging Multi-Asset:
Location	Market Price	Commodity Contracts	Total
Net realized loss on:
Futures contracts	$(289,516)	—	$(289,516)
Swaps	—	$(4,871)	(4,871)
Total net realized loss	$(289,516)	$(4,871)	$(294,387)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(6,882)	—	$(6,882)
Swaps	—	$(4,628)	(4,628)
Total net change in unrealized appreciation/depreciation	$(6,882)	$(4,628)	$(11,510)

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$31,975	—	—	$31,975
Options written	7,140	—	—	7,140
Foreign currency transactions (forward foreign currency contracts)	—	—	$(53,852)	(53,852)
Total net realized gain (loss)	$39,115	—	$(53,852)	$(14,737)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$2,318	—	—	$2,318
Futures contracts	—	$(5,739)	—	(5,739)
Options written	(12,316)	—	—	(12,316)
Foreign currency transactions (forward foreign currency contracts)	—	—	$923	923
Total net change in unrealized appreciation/depreciation	$(9,998)	$(5,739)	$923	$(14,814)

252	November 30, 2013 |	Annual Report

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(58,418)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$1,098

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(6,192)

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$4,851	$(12,105)	$(2,075)	$(9,329)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$13,720	$41	—	$13,761

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(131)

AllianzGI Redwood:
Location	Market Price
Net realized loss on:
Options written	$(465,475)
Net change in unrealized appreciation/depreciation of:
Options written	$(435,061)

AllianzGI Structured Alpha:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(863,514)
Options written	1,387,192
Total net realized gain	$523,678
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(28,025)
Options written	114,462
Total net change in unrealized appreciation/depreciation	$86,437

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(64,633)
Options written	(186,032)
Total net realized loss	$(250,665)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(202,276)
Options written	622
Total net change in unrealized appreciation/depreciation	$(201,654)

The average volume (measured at each fiscal quarter-end) of derivative activity during the period or year ended November 30, 2013:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)		Futures Contracts(1)		Excess Return Swap Agreements(3)
			Purchased	Sold	Long	Short
AllianzGI Dynamic Emerging Multi-Asset	—	—	—	—	69	15	$138
AllianzGI Global Fundamental Strategy	10	122	—	$1,779,280	5	4	—
AllianzGI Global Water	—	—	$56,428	115,131	—	—	—
AllianzGI Multi-Asset Real Return	—	—	—	—	3	9	—

Annual Report	| November 30, 2013	253

Notes to Financial Statements (cont’d)

November 30, 2013

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)		Futures Contracts(1)		Excess Return Swap Agreements(3)
			Purchased	Sold	Long	Short
AllianzGI Redwood	—	2,138	—	—	—	—	—
AllianzGI Structured Alpha	651	928	—	—	—	—	—
AllianzGI U.S. Equity Hedged	28	28	—	—	—	—	—

(1)	Number of contracts
(2)	U.S. $ value on origination date
(3)	Notional Amount (in thousands)

Financial Assets and Derivative Assets, and Collateral Received as of November 30, 2013:

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than $0)
State Street Bank and Trust	$2,832	$(1,909)	—	$923

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of November 30, 2013:

AllianzGI Dynamic Emerging Multi-Asset:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than $0)
Barclays Bank plc	$4,628	—	$(4,628)	—

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than $0)
State Street Bank and Trust	$1,909	$(1,909)	—	—

5.	INVESTMENT MANAGER/ADMINISTRATOR/SUB-ADVISER/DISTRIBUTOR

Investment Management Fee.  Each Fund has an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”).

“Due to Investment Manager” on the Statements of Assets and Liabilities represents the remaining payable for offering costs paid by the Investment Manager.

Administration Fee.  The Investment Manager provides administrative services to the Target Date Funds and also bears the cost of most third-party administrative services required by the Target Date Funds, and in return it receives from each share class of each Target Date Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

254	November 30, 2013 |	Annual Report

The Investment Management Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes		Class A,C,D and R	Class P and Administrative	Class R6 and Institutional
	Management Fee	Effective Management Fee	Administration Fee
AllianzGI Retirement 2015	0.05%	0.05%	0.30%	0.15%	0.05	%*
AllianzGI Retirement 2020	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement 2025	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement 2030	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement 2035	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement 2040	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement 2045	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement 2050	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement 2055	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement Income	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Global Allocation	0.85	0.15	N/A	N/A	N/A
AllianzGI Global Growth Allocation	0.85	0.15	N/A	N/A	N/A
AllianzGI Behavioral Advantage Large Cap	0.40	0.40	N/A	N/A	N/A
AllianzGI China Equity	1.10	1.10	N/A	N/A	N/A
AllianzGI Convertible	0.57	0.57	N/A	N/A	N/A
AllianzGI Disciplined Equity	0.60	0.60	N/A	N/A	N/A
AllianzGI Dynamic Emerging Multi-Asset	0.90	0.90	N/A	N/A	N/A
AllianzGI Global Fundamental Strategy	0.75	0.75	N/A	N/A	N/A
AllianzGI Global Managed Volatility	0.40	0.40	N/A	N/A	N/A
AllianzGI Global Water	0.95	0.95	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48	0.48	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00	1.00	N/A	N/A	N/A
AllianzGI Micro Cap	1.25	1.25	N/A	N/A	N/A
AllianzGI Multi-Asset Real Return	0.75	0.75	N/A	N/A	N/A
AllianzGI NFJ Emerging Markets Value	1.00	1.00	N/A	N/A	N/A
AllianzGI NFJ Global Dividend Value	0.80	0.80	N/A	N/A	N/A
AllianzGI NFJ International Small-Cap Value	0.95	0.95	N/A	N/A	N/A
AllianzGI NFJ International Value II	0.80	0.80	N/A	N/A	N/A
AllianzGI Redwood	1.00	1.00	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48	0.48	N/A	N/A	N/A
AllianzGI Structured Alpha	1.25	1.25	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.50	1.50	N/A	N/A	N/A
AllianzGI U.S. Emerging Growth	0.90	0.90	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70	0.70	N/A	N/A	N/A

*	Administration fee rate effective April 1, 2013. Effective April 1, 2013, Institutional Class shares of the Target Date Funds were reclassified as Class R6 shares. The administration fee rate paid by this share class prior to April 1, 2013 was 0.10%. The effective administration fee paid for the year ended November 30, 2013 was 0.07%.

Annual Report	| November 30, 2013	255

Notes to Financial Statements (cont’d)

November 30, 2013

The Investment Manager has retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Advisers are responsible for making all of the investment decisions for the Funds for which they serve as sub-adviser. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

Sub-Adviser(s)	Funds
AllianzGI U.S.	AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Global Growth Allocation, AllianzGI China Equity, AllianzGI Convertible, AllianzGI Disciplined Equity, AllianzGI Dynamic Emerging Multi-Asset, AllianzGI Global Fundamental Strategy, AllianzGI Global Managed Volatility, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Multi-Asset Real Return, AllianzGI Redwood, AllianzGI Short Duration High Income, AllianzGI Structured Alpha, AllianzGI Ultra Micro Cap, AllianzGI U.S. Emerging Growth, AllianzGI U.S. Equity Hedged
Fuller & Thaler	AllianzGI Behavioral Advantage Large Cap
NFJ	NFJ Emerging Markets Value, NFJ Global Dividend Value, NFJ International Small-Cap Value, NFJ International Value II

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Advisers (with the exception of Fuller & Thaler), serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of each of Class B and C (with the exception of Class C for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended November 30, 2013, the Distributor received $149,891, representing commissions (sales charges) and CDSC.

6.	EXPENSE LIMITATION

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation
	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P	Class R6		Institutional Class	Administrative Class
AllianzGI Retirement 2015(2)	N/A	0.97%	N/A	1.72%	1.07%	1.32%	0.67%	0.57%		N/A	0.92%
AllianzGI Retirement 2020(2)	N/A	0.99	N/A	1.74	1.09	1.34	0.69	0.59		N/A	0.94
AllianzGI Retirement 2025(2)	N/A	1.01	N/A	N/A	N/A	1.36	0.71	0.61		N/A	0.96
AllianzGI Retirement 2030(2)	N/A	1.03	N/A	1.78	1.13	1.38	0.73	0.63	*	N/A	0.98
AllianzGI Retirement 2035(2)	N/A	1.06	N/A	N/A	N/A	1.41	0.76	0.66	*	N/A	1.01
AllianzGI Retirement 2040(2)	N/A	1.09	N/A	1.84	1.19	1.44	0.79	0.69	*	N/A	1.04
AllianzGI Retirement 2045(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80	0.70	*	N/A	1.05
AllianzGI Retirement 2050(2)	N/A	1.10	N/A	1.85	1.20	1.45	0.80	0.70	*	N/A	1.05
AllianzGI Retirement 2055(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80	0.70	*	N/A	1.05
AllianzGI Retirement Income(2)	N/A	0.95	N/A	1.70	1.05	1.30	0.65	0.55	*	N/A	0.90
AllianzGI Global Allocation(3)	0.70%	0.40	1.11%	1.13	0.35	0.56	0.16	N/A		0.16%	0.41
AllianzGI Global Growth Allocation(3)	0.70	0.40	N/A	1.18	0.40	0.63	0.23	N/A		0.13	0.38
AllianzGI Behavioral Advantage Large Cap(4)	N/A	0.83	N/A	1.57	0.81	N/A	0.65	N/A		0.55	N/A
AllianzGI China Equity(4)	N/A	1.73	N/A	2.56	1.77	N/A	1.51	N/A		1.45	N/A
AllianzGI Convertible(4)	N/A	N/A	N/A	N/A	N/A	N/A	0.80	N/A		N/A	N/A

256	November 30, 2013 |	Annual Report

		Expense Limitation
	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P	Class R6	Institutional Class	Administrative Class
AllianzGI Disciplined Equity(4)	N/A	0.95%	N/A	1.70%	0.95%	N/A	0.79%	N/A	0.70%	N/A
AllianzGI Dynamic Emerging Multi-Asset(6)	N/A	1.45	N/A	2.20	1.45	N/A	1.30	N/A	1.20	N/A
AllianzGI Global Fundamental Strategy(7)	N/A	1.25	N/A	2.00	1.25	N/A	1.10	N/A	1.00	N/A
AllianzGI Global Managed Volatility(4)	N/A	0.95	N/A	1.63	0.88	N/A	0.70	N/A	0.60	N/A
AllianzGI Global Water(4)	N/A	1.57	N/A	2.33	1.60	N/A	1.40	N/A	1.30	N/A
AllianzGI High Yield Bond(4)	N/A	N/A	N/A	N/A	1.00	1.15%	N/A	N/A	N/A	0.90%
AllianzGI International Small-Cap(4)	N/A	1.45	N/A	2.20	1.45	1.70	1.30	N/A	1.21	1.45
AllianzGI Micro Cap(4)	N/A	1.80	N/A	N/A	N/A	N/A	1.63	N/A	1.54	N/A
AllianzGI Multi-Asset Real Return(6)	N/A	0.85	N/A	1.60	0.85	N/A	0.70	N/A	0.60	N/A
AllianzGI NFJ Emerging Markets Value(5)	N/A	1.55	N/A	2.30	1.55	N/A	1.40	N/A	1.30	N/A
AllianzGI NFJ Global Dividend Value(4)	N/A	1.20	N/A	1.99	1.30	N/A	1.04	N/A	0.95	N/A
AllianzGI NFJ International Small-Cap Value(5)	N/A	1.45	N/A	2.20	1.45	N/A	1.30	N/A	1.20	N/A
AllianzGI NFJ International Value II(4)	N/A	1.20	N/A	1.95	1.20	N/A	1.05	N/A	0.95	N/A
AllianzGI Redwood (4)	N/A	1.60	N/A	2.50	1.75	N/A	1.50	N/A	1.40	N/A
AllianzGI Short Duration High Income(4)	N/A	0.85	N/A	1.10	0.85	N/A	0.70	N/A	0.61	N/A
AllianzGI Structured Alpha(5)	N/A	1.90	N/A	2.65	1.90	N/A	1.75	N/A	1.65	N/A
AllianzGI Ultra Micro Cap(4)	N/A	2.17	N/A	N/A	N/A	N/A	2.00	N/A	2.00	N/A
AllianzGI U.S. Emerging Growth(4)	N/A	1.50	N/A	2.21	1.42	1.67	1.25	N/A	1.16	N/A
AllianzGI U.S. Equity Hedged(5)	N/A	1.25	N/A	2.00	1.25	N/A	1.10	N/A	1.00	N/A

(1)	The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee with respect to the noted Funds. The waiver is calculated on the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in Other Acquired Funds will continue through at least March 31, 2014. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).
(2)	The Investment Manager has contractually agreed, until March 31, 2014, to irrevocably waive its management and administrative fees and reimburse any additional other expenses or acquired fund expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(3)	Effective April 1, 2013, the Investment Manager has contractually agreed, until March 31, 2014, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, tax, extraordinary expenses, acquired fund expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(4)	Effective April 1, 2013, the Investment Manager has contractually agreed, until March 31, 2014, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(5)	The Investment Manager has contractually agreed, until March 31, 2014, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(6)	The Investment Manager has contractually agreed, until March 31, 2014, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, acquired fund expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(7)	The Investment Manager has contractually agreed, until November 30, 2014, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, acquired fund expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
*	As a result of reimbursing expenses inclusive of acquired fund expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement is accounted for as “Contribution from Investment Manager” on the Statements of Operations.

Annual Report	| November 30, 2013	257

Notes to Financial Statements (cont’d)

November 30, 2013

The Investment Manager, as per expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. During the year ended November 30, 2013, the Investment Manager recouped a total of $214,249 from the Funds as disclosed on the Statements of Operations. The following represents the amounts that are recoupable by the Investment Manager.

	Unrecouped Expenses Waived/Reimbursed through Year ended November 30,
	2011	2012	2013	Total
AllianzGI Retirement 2015	$115,844	$18,532	$30,313	$164,689
AllianzGI Retirement 2020	111,506	14,067	41,366	166,939
AllianzGI Retirement 2025	—	7,439	40,739	48,178
AllianzGI Retirement 2030	114,098	30,870	64,152	209,120
AllianzGI Retirement 2035	—	10,573	39,569	50,142
AllianzGI Retirement 2040	117,868	20,733	40,074	178,675
AllianzGI Retirement 2045	—	9,262	21,258	30,520
AllianzGI Retirement 2050	114,967	19,237	24,243	158,447
AllianzGI Retirement 2055	—	8,988	9,226	18,214
AllianzGI Retirement Income	113,571	35,421	45,280	194,272
AllianzGI Global Allocation	467,765	529,000	529,090	1,525,855
AllianzGI Global Growth Allocation	207,323	211,891	215,351	634,565
AllianzGI Behavioral Advantage Large Cap	132,104	235,009	179,849	546,962
AllianzGI China Equity	211,250	217,554	198,512	627,316
AllianzGI Convertible	4,803	—	—	4,803
AllianzGI Disciplined Equity	126,115	170,173	205,163	501,451
AllianzGI Dynamic Emerging Multi-Asset	—	—	302,569	302,569
AllianzGI Global Fundamental Strategy	—	—	172,001	172,001
AllianzGI Global Managed Volatility	—	286,597	263,268	549,865
AllianzGI Global Water	—	32,378	—	32,378
AllianzGI High Yield Bond	146,359	33,175	18,610	198,144
AllianzGI International Small-Cap	210,863	266,627	259,742	737,232
AllianzGI Micro Cap	64,375	131,890	162,476	358,741
AllianzGI Multi-Asset Real Return	—	—	366,103	366,103
AllianzGI NFJ Emerging Markets Value	—	—	385,249	385,249
AllianzGI NFJ Global Dividend Value	162,039	171,065	175,973	509,077
AllianzGI NFJ International Small-Cap Value	—	175,822	311,827	487,649
AllianzGI NFJ International Value II	—	302,633	242,764	545,397
AllianzGI Redwood	224,180	200,389	171,098	595,667
AllianzGI Short Duration High Income	71,401	166,184	149,472	387,057
AllianzGI Structured Alpha	—	—	317,508	317,508
AllianzGI Ultra Micro Cap	99,210	143,704	25,710	268,624
AllianzGI U.S. Emerging Growth	177,572	197,501	158,039	533,112
AllianzGI U.S. Equity Hedged	—	—	375,759	375,759

258	November 30, 2013 |	Annual Report

7.	INVESTMENTS IN SECURITIES

For the period or year ended November 30, 2013, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases		Sales
AllianzGI Retirement 2015	$24,064,741		$20,119,470
AllianzGI Retirement 2020	41,735,379		24,987,943
AllianzGI Retirement 2025	42,296,520		20,281,686
AllianzGI Retirement 2030	38,022,244		27,092,749
AllianzGI Retirement 2035	31,735,364		14,282,307
AllianzGI Retirement 2040	24,597,217		13,249,455
AllianzGI Retirement 2045	11,362,406		5,149,712
AllianzGI Retirement 2050	8,867,661		5,946,373
AllianzGI Retirement 2055	2,613,821		1,745,482
AllianzGI Retirement Income	23,656,970		27,074,439
AllianzGI Global Allocation	93,348,401		106,892,344
AllianzGI Global Growth Allocation	7,921,508		9,693,473
AllianzGI Behavioral Advantage Large Cap	53,073,311		23,164,198
AllianzGI China Equity	1,480,136		1,548,304
AllianzGI Convertible	2,310,224,875		1,268,877,044
AllianzGI Disciplined Equity	20,194,724		37,562,658
AllianzGI Dynamic Emerging Multi-Asset	4,120,702		2,024,146
AllianzGI Global Fundamental Strategy	18,842,135		169,665
AllianzGI Global Managed Volatility	13,873,496		15,188,428
AllianzGI Global Water	132,501,417		44,825,142
AllianzGI High Yield Bond	351,752,849		250,118,111
AllianzGI International Small-Cap	97,223,878		134,457,769
AllianzGI Micro Cap	23,415,657		21,896,115
AllianzGI Multi-Asset Real Return	6,052,847		2,057,866
AllianzGI NFJ Emerging Markets Value	11,164,800		3,875,985
AllianzGI NFJ Global Dividend Value	33,396,406		27,549,937
AllianzGI NFJ International Small-Cap Value	13,253,327		4,267,771
AllianzGI NFJ International Value II	841,593		1,698,339
AllianzGI Redwood	3,118,006		7,665,513
AllianzGI Short Duration High Income	563,412,638		230,797,024
AllianzGI Structured Alpha	889,330	*	868,316	*
AllianzGI Ultra Micro Cap	111,154,877		31,542,263
AllianzGI U.S. Emerging Growth	24,108,018		23,557,385
AllianzGI U.S. Equity Hedged	5,687,653		263,788

*	Exclusive for the purposes of delivery on written options

Purchases and sales in U.S. government obligations for AllianzGI Multi-Asset Real Return were $1,415,390 and $263,963, respectively.

(a) Transactions in options written for the period or year ended November 30, 2013:

	AllianzGI Global Fundamental Strategy:
	Contracts	Premiums
Options outstanding, July 1, 2013†	—	—
Options written	329	$23,343
Options expired	(85)	(7,140)
Options outstanding, November 30, 2013	244	$16,203

	AllianzGI Redwood:
	Contracts	Premiums
Options outstanding, November 30, 2012	2,802	$2,119,873
Options written	3,594	2,480,166
Options terminated in closing transactions	(3,339)	(2,531,505)
Options expired	(116)	(11,789)
Options exercised	(1,418)	(1,008,921)
Options outstanding, November 30, 2013	1,523	$1,047,824

	AllianzGI Structured Alpha:
	Contracts	Premiums
Options outstanding, December 3, 2012†	—	—
Options written	9,671	$2,353,058
Options terminated in closing transactions	(4,222)	(874,147)
Options expired	(4,065)	(1,148,325)
Options exercised	(508)	(35,338)
Options outstanding, November 30, 2013	876	$295,248

	AllianzGI U.S. Equity Hedged:
	Contracts	Premiums
Options outstanding, December 3, 2012†	—	—
Options written	357	$187,794
Options terminated in closing transactions	(222)	(117,046)
Options expired	(99)	(52,906)
Options outstanding, November 30, 2013	36	$17,842

†	Commencement of Operations.

Annual Report	| November 30, 2013	259

Notes to Financial Statements (cont’d)

November 30, 2013

(b) Futures contracts outstanding at November 30, 2013:

AllianzGI Dynamic Emerging Multi-Asset:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: BIST 30 Index	20	$92	12/31/13	$(5,774)
BOVESPA Index	5	113	12/18/13	(3,031)
H-Shares Index	1	74	12/30/13	575
Hang Seng China Enterprises Index	1	154	12/30/13	1,096
KOSPI 200 Index	1	128	12/12/13	2,399
Mini MSCI Emerging Markets Index	45	2,281	12/20/13	11,008
Short: FTSE/JSE Top 40 Index	(3)	(119)	12/19/13	(3,025)
FTSE/KLCI Index	(3)	(84)	12/31/13	(695)
Mexican Bolsa IPC Index	(4)	(129)	12/20/13	(4,227)
MSCI Taiwan Index	(4)	(119)	12/30/13	(4,055)
S&P CNX Nifty Index	(8)	(100)	12/26/13	(1,153)
				$(6,882)

AllianzGI Global Fundamental Strategy:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long: German Euro-Bund Future	10	$1	12/20/13	$(3,958)
Short: 10-Year U.S. Treasury Note Futures	(3)	(380)	12/19/13	(1,568)
German Euro-Bund Future	(5)	(5)	12/20/13	(213)
				$(5,739)

AllianzGI Multi-Asset Real Return:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: E-mini Materials	5	$234	12/20/13	$9,988
Short: 10-Year U.S. Treasury Note Futures	(7)	(878)	3/20/14	41
Dow Jones U.S. Real Estate Index	(8)	(195)	12/20/13	3,732
				$13,761

(c) Forward foreign currency contracts outstanding at November 30, 2013:

AllianzGI Global Fundamental Strategy:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value November 30, 2013	Unrealized Appreciation (Depreciation)
Sold:
250,000 British Pound settling 2/28/14	State Street Bank	$406,896	$408,805	$(1,909)
1,000,000 Euro settling 2/28/14	State Street Bank	1,359,842	1,358,923	919
30,000,000 Japanese Yen settling 2/28/14	State Street Bank	294,920	293,007	1,913
				$923

(d) OTC excess return swap agreements outstanding at November 30, 2013:

AllianzGI Dynamic Emerging Multi-Asset:
Payments Made	Payments Received	Reference Index	# of Units	Notional Amount (000s)	Maturity Date	Counterparty	Unrealized Depreciation
Negative Index Performance +0.15%	Positive Index Performance –0.15%	Dow Jones UBS Commodity Index	1,573	$200	1/3/14	Barclays Bank	$(4,628)

260	November 30, 2013 |	Annual Report

At November 30, 2013, AllianzGI Dynamic Emerging Multi-Asset, AllianzGI Global Fundamental Strategy and AllianzGI Multi-Asset Real Return pledged $558,444, $30,640 and $31,825, respectively, in cash as collateral for derivatives.

Glossary:

BIST—Borsa Istanbul

BOVESPA—Brazilian Real

CNX—National Stock Exchange of India

FTSE—Financial Times Stock Exchange

JSE—Johannesburg Stock Exchange Limited

KLCI—Kuala Lumpur Composite Index

KOSPI—Korea Composite Stock Price Index

MSCI—Morgan Stanley Capital International

OTC—Over-the-Counter

8.	INCOME TAX INFORMATION

The tax character of dividends and distributions paid was:

	Period or Year ended November 30, 2013			Year ended November 30, 2012
	Ordinary Income(1)	15% Long-Term Capital Gain	Return of Capital	Ordinary Income(1)	15% Long-Term Capital Gain
AllianzGI Retirement 2015	$569,457	—	—	$405,771	$179,127
AllianzGI Retirement 2020	551,653	$54,370	—	258,470	238,549
AllianzGI Retirement 2025	502,164	2,816	—	29,566	—
AllianzGI Retirement 2030	681,422	51,668	—	321,360	385,364
AllianzGI Retirement 2035	396,441	3,140	—	35,791	—
AllianzGI Retirement 2040	413,174	31,304	—	238,647	470,939
AllianzGI Retirement 2045	256,343	2,300	—	44,472	—
AllianzGI Retirement 2050	268,914	29,671	—	238,351	474,991
AllianzGI Retirement 2055	190,157	2,023	—	44,986	—
AllianzGI Retirement Income	1,042,050	131,871	$45,957	624,647	132,768
AllianzGI Global Allocation	7,494,791	—	—	5,794,229	—
AllianzGI Global Growth Allocation	213,519	74,549	—	225,878	102,216
AllianzGI Behavioral Advantage Large Cap	1,342,175	1,428	—	47,490	—
AllianzGI China Equity	89,688	—	—	309,537	50,727
AllianzGI Convertible	25,073,078	—	—	26,375,863	34,300,335
AllianzGI Disciplined Equity	572,651	519,841	—	647,265	509,993
AllianzGI Global Managed Volatility	687,260	10,217	—	—	—
AllianzGI Global Water	1,119,355	—	—	311,453	—
AllianzGI High Yield Bond	27,056,462	—	—	19,712,361	2,534,900
AllianzGI International Small-Cap	1,150,058	—	—	1,316,296	—
AllianzGI Micro Cap	—	2,229,870	—	—	7,448,528
AllianzGI NFJ Emerging Markets Value	78,696	—	—	—	—
AllianzGI NFJ Global Dividend Value	1,518,904	113,295	—	1,090,196	649,107
AllianzGI NFJ International Small-Cap Value	96,855	—	—	—	—
AllianzGI NFJ International Value II	65,205	—	—	60,000	—
AllianzGI Redwood	43,714	4,847	—	—	—
AllianzGI Short Duration High Income	18,939,326	—	—	3,094,845	—
AllianzGI Ultra Micro Cap	—	38,663	—	—	166,228
AllianzGI U.S. Emerging Growth	—	479,103	—	—	1,420,647

(1)	Includes short-term capital gains, if any.

Annual Report	| November 30, 2013	261

Notes to Financial Statements (cont’d)

November 30, 2013

At November 30, 2013, the components of distributable earnings were:

	Ordinary Income	Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
					Post-October Capital Loss(4)
					Short-Term	Long-Term
AllianzGI Retirement 2015	$410,673	—	$206,845	—	—	—
AllianzGI Retirement 2020	599,182	—	318,630	—	—	—
AllianzGI Retirement 2025	529,854	—	411,578	—	—	—
AllianzGI Retirement 2030	689,609	—	215,981	—	—	—
AllianzGI Retirement 2035	433,864	—	275,054	—	—	—
AllianzGI Retirement 2040	441,761	$26,187	—	—	—	—
AllianzGI Retirement 2045	199,863	40,727	—	—	—	—
AllianzGI Retirement 2050	212,303	122,629	—	—	—	—
AllianzGI Retirement 2055	91,664	65,632	—	—	—	—
AllianzGI Global Allocation	—	—	8,521,102	—	—	—
AllianzGI Global Growth Allocation	179,027	675,794	—	—	—	—
AllianzGI Behavioral Advantage Large Cap	1,405,827	1,152,046	—	—	—	—
AllianzGI China Equity	34,319	—	208,784	—	$4,763	—
AllianzGI Convertible	28,818,097	59,953,126	—	—	—	—
AllianzGI Disciplined Equity	939,985	5,815,166	—	—	—	—
AllianzGI Dynamic Emerging Multi-Asset	44,791	—	419,915	—	—	$2,927
AllianzGI Global Fundamental Strategy	241,427	1,391	—	—	—	—
AllianzGI Global Managed Volatility	676,902	301,152	—	—	—	—
AllianzGI Global Water	518,757	—	19,524,074	—	445,720	—
AllianzGI High Yield Bond	3,938,709	1,191,439	—	—	95,242	—
AllianzGI International Small-Cap	3,053,992	7,320,821	—	—	—	—
AllianzGI Micro Cap	—	2,678,997	6,454,576	$416,240	—	—
AllianzGI Multi-Asset Real Return	87,724	8,586	—	—	—	—
AllianzGI NFJ Emerging Markets Value	109,666	—	158,305	—	—	—
AllianzGI NFJ Global Dividend Value	1,840,263	2,336,814	—	—	—	—
AllianzGI NFJ International Small-Cap Value	470,524	140,100	—	—	—	—
AllianzGI NFJ International Value II	70,377	152,833	—	—	314	—
AllianzGI Redwood	—	315,198	—	51,472	—	15,070
AllianzGI Short Duration High Income	456,146	—	1,887,639	—	1,009,712	113,443
AllianzGI Structured Alpha	501,373	12,247	—	—	—	—
AllianzGI Ultra Micro Cap	—	552,038	—	752,281	16,222	—
AllianzGI U.S. Emerging Growth	621,466	2,758,851	—	—	—	—
AllianzGI U.S. Equity Hedged	719,726	—	—	—	—	20,689

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(3)	Certain ordinary losses realized during the period November 1, 2013 through November 30, 2013, and/or other ordinary losses realized during the period January 1, 2013 through November 30, 2013, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(4)	Capital losses realized during the period November 1, 2013 through November 30, 2013 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

262	November 30, 2013 |	Annual Report

At November 30, 2013, capital loss carryforward amounts were:

							No Expiration(5)
	2016	2017		2018		2019	Short-Term		Long-Term
AllianzGI Retirement 2015	—	—		—		—	$206,845		—
AllianzGI Retirement 2020	—	—		—		—	318,630		—
AllianzGI Retirement 2025	—	—		—		—	411,578		—
AllianzGI Retirement 2030	—	—		—		—	215,981		—
AllianzGI Retirement 2035	—	—		—		—	275,054		—
AllianzGI Global Allocation	—	$8,521,102		—		—	—		—
AllianzGI China Equity	—	—		—		—	—		$208,784
AllianzGI Dynamic Emerging Multi-Asset	—	—		—		—	285,276		134,639
AllianzGI Global Water	$1,900,773	10,594,295	*	$5,991,388	*	$1,037,618	—		—
AllianzGI Micro Cap	—	6,454,576	*	—		—	—		—
AllianzGI NFJ Emerging Markets Value	—	—		—		—	158,305	*	—
AllianzGI Short Duration High Income	—	—		—		—	1,887,639		—

*	Subject to limitations under IRC Sections 381-384
(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended November 30, 2013, the Funds had capital loss carryforwards which were utilized and/or written-off as follows:

		Post-Enactment Utilized
	Pre-Enactment Utilized	Short-Term	Long-Term	Written-Off
AllianzGI Global Allocation	$8,571,775	—	—	—
AllianzGI China Equity	—	$21,652	—	—
AllianzGI Convertible	—	25,912,045	—	—
AllianzGI Global Water	3,658,917	198,979	$87,794	$286,773
AllianzGI International Small-Cap	12,355,833	—	—	—
AllianzGI Micro Cap	2,326,943	—	—	—
AllianzGI Redwood	—	256,204	—	—
AllianzGI Ultra Micro Cap	16,084	—	—	—

For the period or year ended November 30, 2013, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
AllianzGI Retirement 2015(h)	$202,949	$(202,949)	—
AllianzGI Retirement 2020(a)(e)(h)	228,940	(228,926)	$(14)
AllianzGI Retirement 2025(a)(e)(h)	211,273	(211,200)	(73)
AllianzGI Retirement 2030(a)(e)(h)	259,597	(259,292)	(305)
AllianzGI Retirement 2035(a)(e)(h)	150,015	(149,778)	(237)
AllianzGI Retirement 2040(e)(h)	151,670	(151,345)	(325)
AllianzGI Retirement 2045(a)(e)(h)	75,099	(74,962)	(137)
AllianzGI Retirement 2050(e)(h)	77,874	(77,655)	(219)
AllianzGI Retirement 2055(e)(h)	31,577	(31,523)	(54)
AllianzGI Retirement Income(h)	297,123	(297,123)	—
AllianzGI Global Allocation(c)(h)	2,310,995	(1,698,618)	(612,377)
AllianzGI Global Growth Allocation(h)(l)	44,149	(44,149)	—
AllianzGI Behavioral Advantage Large Cap(a)(i)(n)	1,583	(1,583)	—
AllianzGI China Equity(b)(f)	7,268	(7,268)	—
AllianzGI Convertible(e)(k)	19,796,505	(19,678,220)	(118,285)

Annual Report	| November 30, 2013	263

Notes to Financial Statements (cont’d)

November 30, 2013

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital	Unrealized Appreciation (Depreciation)
AllianzGI Dynamic Emerging Multi-Asset(e)(f)	$(1,135)	$1,653	$(518)	—
AllianzGI Global Fundamental Strategy(e)(f)	(34,278)	34,316	(38)	—
AllianzGI Global Managed Volatility(b)(f)(i)	169,902	(167,889)	—	$(2,013)
AllianzGI Global Water(f)(g)	(105,370)	392,143	(286,773)	—
AllianzGI High Yield Bond(j)(m)	727,508	(727,508)	—	—
AllianzGI International Small-Cap(b)(f)	778,912	(778,912)	—	—
AllianzGI Micro Cap(b)(d)	326,037	(111,686)	(214,351)	—
AllianzGI Multi-Asset Real Return(b)(f)(i)(e)	2,419	2	(600)	(1,821)
AllianzGI NFJ Emerging Markets Value(b)(e)(f)	1,493	(1,083)	(410)	—
AllianzGI NFJ Global Dividend Value(f)(e)(i)	(18,158)	24,022	(5,864)	—
AllianzGI NFJ International Small-Cap Value(a)(b)(f)(e)	57,469	(57,054)	(415)	—
AllianzGI NFJ International Value II(b)(f)	2,601	(2,601)	—	—
AllianzGI Redwood(a)(f)	4,846	(4,846)	—	—
AllianzGI Short Duration High Income(a)(e)(j)(m)	1,032,327	(1,024,849)	(7,478)	—
AllianzGI Structured Alpha(d)(e)	126,988	(126,727)	(261)	—
AllianzGI Ultra Micro Cap(d)	123,143	—	(123,143)	—
AllianzGI U.S. Emerging Growth(b)(d)(i)	116,668	(116,668)	—	—
AllianzGI U.S. Equity Hedged(e)(i)	506	—	(289)	(217)

These	permanent “book-tax” differences were primarily attributable to:
(a)	Reclassification of dividends distribution.
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes
(c)	Taxable overdistributions
(d)	Net operating losses
(e)	Reclassification of non-deductible expenses
(f)	Reclassification of gains and losses from foreign currency transactions
(g)	Capital loss carryforward written-off
(h)	Reclassification of short-term capital gain dividends from underlying funds
(i)	Reclassifications related to investments in Real Estate Investment Trusts (REITs)
(j)	Reclassification of consent fees
(k)	Reclassification of contingent debt
(l)	Return of capital sales adjustment
(m)	Treatment of bond premium amortization
(n)	Reclassification of Limited Partnership adjustments

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At November 30, 2013, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2015	$20,944,910	$1,089,102	$25,203	$1,063,899
AllianzGI Retirement 2020	31,967,969	1,207,465	96,528	1,110,937
AllianzGI Retirement 2025	33,009,974	1,140,772	340,782	799,990
AllianzGI Retirement 2030	37,861,618	2,394,269	89,920	2,304,349
AllianzGI Retirement 2035	27,771,170	1,825,954	86,739	1,739,215
AllianzGI Retirement 2040	24,440,717	2,558,092	78,659	2,479,433
AllianzGI Retirement 2045	11,830,474	1,224,438	32,437	1,192,001
AllianzGI Retirement 2050	11,704,105	1,815,630	35,878	1,779,752
AllianzGI Retirement 2055	4,335,787	683,868	11,206	672,662
AllianzGI Retirement Income	25,017,217	1,331,527	23,192	1,308,335
AllianzGI Global Allocation	185,755,719	29,221,387	437,315	28,784,072

264	November 30, 2013 |	Annual Report

	FederalTax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Global Growth Allocation	$5,422,098	$1,214,769	$1,343	$1,213,426
AllianzGI Behavioral Advantage Large Cap	47,611,812	9,708,173	203,559	9,504,614
AllianzGI China Equity	3,961,962	717,135	229,731	487,404
AllianzGI Convertible	2,102,053,057	308,252,798	5,453,835	302,798,963
AllianzGI Disciplined Equity	31,381,390	7,573,710	186,739	7,386,971
AllianzGI Dynamic Emerging Multi-Asset	4,233,587	7,220	139,681	(132,461)
AllianzGI Global Fundamental Strategy	20,152,204	708,676	306,359	402,317
AllianzGI Global Managed Volatility	13,060,231	1,549,990	200,796	1,349,194
AllianzGI Global Water	201,643,427	42,890,516	912,583	41,977,933
AllianzGI High Yield Bond	440,194,453	19,065,695	5,954,082	13,111,613
AllianzGI International Small-Cap	86,687,106	25,095,017	1,082,088	24,012,929
AllianzGI Micro Cap	28,976,659	16,445,755	484,251	15,961,504
AllianzGI Multi-Asset Real Return	5,194,024	243,504	208,591	34,913
AllianzGI NFJ Emerging Markets Value	7,175,624	565,036	421,240	143,796
AllianzGI NFJ Global Dividend Value	61,962,029	10,794,832	2,910,040	7,884,792
AllianzGI NFJ International Small-Cap Value	13,882,737	1,859,785	260,916	1,598,869
AllianzGI NFJ International Value II	3,564,492	827,717	79,256	748,461
AllianzGI Redwood	6,842,037	871,915	120,120	751,795
AllianzGI Short Duration High Income	556,606,573	5,199,909	2,034,425	3,165,484
AllianzGI Structured Alpha	9,643,048	60,946	40,830	20,116
AllianzGI Ultra Micro Cap	100,120,558	27,597,143	686,614	26,910,529
AllianzGI U.S. Emerging Growth	23,431,409	11,625,188	130,345	11,494,843
AllianzGI U.S. Equity Hedged	6,147,961	1,317,120	235,392	1,081,728

(6)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, return of capital distributions from underlying funds, PFIC mark-to-market, differing treatment of bond premium amortization, and basis adjustments from convertible preferred stock and REITs.

Annual Report	| November 30, 2013	265

Notes to Financial Statements (cont’d)

November 30, 2013

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2015				AllianzGI Retirement 2020
	Year ended November 30, 2013		Year ended November 30, 2012		Year ended November 30, 2013		Year ended November 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	339,353	$6,590,045	52,210	$983,604	603,165	$11,502,340	42,059	$794,384
Class C	9,440	180,334	26,098	485,033	14,893	283,810	9,416	170,341
Class D	5,336	103,137	60,969	1,170,564	4,872	91,607	10,258	188,707
Class R	2,422	46,614	28,200	549,028	5,741	108,954	48,210	922,209
Class P	72,831	1,426,157	293,349	5,736,466	309,334	5,912,317	309,702	5,956,849
Class R6	72,899	1,421,553	115,056	2,214,339	62,648	1,201,673	111,098	2,114,844
Administrative Class	236,281	4,647,163	—	—	457,658	8,868,219	—	—

Issued in reinvestment of dividends and distributions:
Class A	7,679	146,212	4,991	88,833	12,660	236,750	1,503	26,129
Class C	1,957	36,887	6,593	115,904	194	3,612	2,937	50,493
Class D	1,909	36,338	818	14,582	358	6,724	459	7,997
Class R	691	13,152	43	770	1,332	24,921	58	1,021
Class P	5,757	110,299	47	841	7,232	136,329	168	2,938
Class R6	11,467	219,816	20,135	360,020	10,236	193,174	23,292	407,373
Administrative Class	21	397	46	814	240	4,513	61	1,068

Cost of shares redeemed:
Class A	(188,595)	(3,639,746)	(48,067)	(900,420)	(196,186)	(3,738,689)	(10,746)	(200,147)
Class C	(43,276)	(822,629)	(52,365)	(964,987)	(11,623)	(219,671)	(29,066)	(535,060)
Class D	(63,597)	(1,225,620)	(8,965)	(168,667)	(2,636)	(50,334)	(2,985)	(54,936)
Class R	(15,487)	(301,376)	(4,941)	(95,428)	(3,012)	(56,238)	—	—
Class P	(75,304)	(1,455,480)	(98,557)	(1,922,855)	(201,003)	(3,841,134)	(36,346)	(697,105)
Class R6	(115,021)	(2,243,140)	(26,134)	(492,826)	(90,749)	(1,746,394)	(7,426)	(138,449)
Administrative Class	(51,879)	(1,007,395)	—	—	(87,446)	(1,677,656)	—	—
Net increase resulting from Fund share transactions	214,884	$4,282,718	369,526	$7,175,615	897,908	$17,244,827	472,652	$9,018,656

**	Commencement of operations.

266	November 30, 2013 |	Annual Report

AllianzGI Retirement 2025				AllianzGI Retirement 2030
Year ended November 30, 2013		Period from December 19, 2011** through November 30, 2012		Year ended November 30, 2013		Year ended November 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

869,581	$14,411,889	19,499	$322,887	436,817	$8,660,866	535,486	$10,521,899
—	—	—	—	14,764	291,091	5,776	110,521
—	—	—	—	18,337	367,695	6,680	129,765
16,658	275,121	100,349	1,664,628	28,801	576,076	64,558	1,284,337
131,727	2,202,601	284,836	4,742,028	223,730	4,460,149	293,307	5,899,283
39,346	655,355	122,988	2,005,560	149,676	3,028,841	151,622	2,978,216
672,665	11,362,396	—	—	495,163	10,095,568	—	—

15,518	252,174	6	96	12,325	238,512	2,371	42,635
—	—	—	—	604	11,625	3,220	57,499
—	—	—	—	549	10,676	1,883	33,951
1,448	23,496	6	95	1,572	30,514	74	1,334
6,306	102,792	6	97	7,920	154,924	101	1,826
7,183	117,165	1,938	29,182	14,466	283,260	31,190	565,487
69	1,137	6	96	50	982	76	1,384

(133,589)	(2,215,838)	—	—	(501,231)	(9,937,403)	(21,160)	(409,358)
—	—	—	—	(10,256)	(203,117)	(11,587)	(220,202)
—	—	—	—	(14,044)	(282,332)	(1,413)	(27,113)
(50,850)	(843,426)	(23,545)	(389,169)	(27,867)	(559,660)	(9,782)	(192,903)
(115,589)	(1,929,703)	(53,172)	(880,856)	(116,414)	(2,350,577)	(39,471)	(784,020)
(71,932)	(1,201,089)	(2,719)	(45,033)	(104,884)	(2,119,284)	(15,595)	(300,204)
(48,964)	(810,805)	—	—	(67,647)	(1,366,361)	—	—
1,339,577	$22,403,265	450,198	$7,449,611	562,431	$11,392,045	997,336	$19,694,337

Annual Report	| November 30, 2013	267

Notes to Financial Statements (cont’d)

November 30, 2013

	AllianzGI Retirement 2035				AllianzGI Retirement 2040
	Year ended November 30, 2013		Period from December 19, 2011** through November 30, 2012		Year ended November 30, 2013		Year ended November 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	411,160	$7,045,369	5,452	$92,566	265,931	$5,292,401	91,090	$1,780,970
Class C	—	—	—	—	5,701	115,381	5,188	101,131
Class D	—	—	—	—	2,510	50,598	7,904	147,945
Class R	8,199	141,502	52,212	885,286	13,107	265,360	57,331	1,129,675
Class P	107,100	1,859,117	263,986	4,512,788	153,985	3,118,212	129,893	2,604,412
Class R6	29,687	516,675	102,582	1,737,925	117,735	2,407,465	113,581	2,211,077
Administrative Class	624,137	10,953,335	10	165	268,154	5,509,615	—	—

Issued in reinvestment of dividends and distributions:
Class A	6,767	112,357	8	116	5,559	107,358	1,023	18,264
Class C	—	—	—	—	258	4,979	566	10,081
Class D	—	—	—	—	298	5,762	1,261	22,454
Class R	1,376	22,802	7	115	1,195	23,011	99	1,761
Class P	6,969	116,059	8	117	3,587	69,656	103	1,847
Class R6	8,659	144,295	2,324	35,326	11,830	230,004	36,478	652,814
Administrative Class	83	1,441	8	117	44	866	102	1,814

Cost of shares redeemed:
Class A	(40,516)	(704,143)	—	—	(111,633)	(2,233,984)	(2,345)	(44,570)
Class C	—	—	—	—	(1,010)	(20,868)	(57)	(1,136)
Class D	—	—	—	—	(4,608)	(92,574)	(5,946)	(115,837)
Class R	(9,070)	(155,978)	—	—	(2,746)	(55,701)	(14,993)	(293,261)
Class P	(61,753)	(1,071,313)	(23,985)	(405,929)	(58,310)	(1,208,528)	(12,542)	(245,008)
Class R6	(19,236)	(334,449)	(3,029)	(50,867)	(63,127)	(1,309,076)	(19,134)	(368,356)
Administrative Class	(50,437)	(882,821)	—	—	(34,293)	(714,490)	—	—
Net increase resulting from Fund share transactions	1,023,125	$17,764,248	399,583	$6,807,725	574,167	$11,565,447	389,602	$7,616,077

**	Commencement of operations.

268	November 30, 2013 |	Annual Report

AllianzGI Retirement 2045				AllianzGI Retirement 2050
Year ended November 30, 2013		Period from December 19, 2011** through November 30, 2012		Year ended November 30, 2013		Year ended November 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

242,384	$4,226,932	2,877	$46,824	30,447	$610,616	73,849	$1,433,418
—	—	—	—	2,441	50,382	9,809	183,673
—	—	—	—	6,501	131,630	4,767	88,925
4,475	78,591	22,789	388,873	7,563	151,084	17,496	343,121
58,550	1,030,558	102,450	1,769,959	36,217	734,226	38,703	772,368
22,228	394,677	16,701	283,073	128,943	2,638,528	70,281	1,344,627
88,050	1,560,963	49	800	57,615	1,183,558	—	—

4,486	74,602	9	145	980	18,646	742	13,087
—	—	—	—	79	1,486	330	5,804
—	—	—	—	347	6,607	1,370	24,223
557	9,250	9	144	660	12,530	119	2,106
3,149	52,530	10	146	1,415	27,124	110	1,957
7,280	121,489	2,878	43,892	12,077	231,563	37,392	664,241
38	651	9	145	33	629	108	1,924

(19,411)	(352,039)	—	—	(54,766)	(1,068,408)	(7,725)	(148,446)
—	—	—	—	(40)	(797)	(9,438)	(178,260)
—	—	—	—	(1,779)	(35,285)	(5,115)	(97,681)
(3,130)	(55,001)	(6,170)	(103,365)	(3,520)	(71,730)	(4)	(82)
(32,773)	(581,041)	(10,285)	(174,692)	(12,223)	(247,808)	(804)	(15,836)
(4,148)	(75,514)	(930)	(15,640)	(58,360)	(1,213,335)	(34,239)	(653,349)
(6,376)	(115,274)	—	—	(3,472)	(72,436)	—	—
365,359	$6,371,374	130,396	$2,240,304	151,158	$3,088,810	197,751	$3,785,820

Annual Report	| November 30, 2013	269

Notes to Financial Statements (cont’d)

November 30, 2013

	AllianzGI Retirement 2055				AllianzGI Retirement Income
	Year ended November 30, 2013		Period from December 19, 2011** through November 30, 2012		Year ended November 30, 2013		Year ended November 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,089	$123,004	— *	$5	76,446	$1,456,041	104,477	$1,943,555
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	30,550	575,686	142,319	2,594,798
Class D	—	—	—	—	31,610	606,234	75,722	1,405,815
Class R	1,870	32,596	1,702	29,037	1,521	29,649	12,896	253,995
Class P	10,234	178,050	2,890	50,048	168,171	3,226,547	254,187	4,933,933
Institutional Class	—	—	—	—	—	—	—	—
Class R6	20,476	363,504	2,531	42,964	85,636	1,611,604	337,609	6,323,203
Administrative Class	11,999	211,301	—	—	141,253	2,741,571	—	—

Issued in reinvestment of dividends and distributions:
Class A	79	1,290	10	147	10,998	207,020	11,016	199,771
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	10,949	204,425	13,593	243,808
Class D	—	—	—	—	3,276	61,972	1,726	31,775
Class R	124	2,031	10	146	237	4,597	36	676
Class P	202	3,316	9	148	12,790	243,413	1,143	22,009
Institutional Class	—	—	—	—	—	—	—	—
Class R6	11,280	184,908	2,905	44,398	24,141	451,103	14,117	255,459
Administrative Class	39	635	9	147	1,624	30,372	33	602

Cost of shares redeemed:
Class A	(569)	(10,028)	—	—	(113,932)	(2,155,720)	(103,039)	(1,915,362)
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	(174,179)	(3,264,397)	(112,566)	(2,069,627)
Class D	—	—	—	—	(57,101)	(1,074,324)	(14,652)	(271,620)
Class R	(343)	(6,079)	(95)	(1,595)	(3,238)	(63,934)	(4,586)	(89,922)
Class P	(992)	(17,648)	(111)	(1,879)	(194,801)	(3,706,715)	(11,679)	(225,184)
Institutional Class	—	—	—	—	—	—	—	—
Class R6	(1,691)	(29,665)	(74)	(1,263)	(197,843)	(3,758,560)	(29,950)	(548,345)
Administrative Class	(790)	(13,833)	—	—	(15,164)	(283,956)	—	—
Net increase (decrease) resulting from Fund share transactions	59,007	$1,023,382	9,786	$162,303	(157,056)	$(2,857,372)	692,402	$13,089,339

*	Actual amount rounds to less than 1 share.
**	Commencement of operations.

270	November 30, 2013 |	Annual Report

AllianzGI Global Allocation				AllianzGI Global Growth Allocation
Year ended November 30, 2013		Year ended November 30, 2012		Year ended November 30, 2013		Year ended November 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

650,172	$7,485,478	803,395	$8,530,086	29,219	$677,830	21,867	$469,277
6,790	80,274	26,621	284,226	—	—	—	—
306,134	3,563,605	300,363	3,252,103	8,519	191,618	4,425	93,321
84,238	964,066	43,644	464,935	13,390	311,015	2,989	63,234
—	—	—	—	3,818	88,855	386	8,106
140,168	1,610,906	55,102	580,264	879	20,000	—	—
1,462,202	16,475,092	1,142,484	12,047,366	19,000	433,953	457	10,122
—	—	—	—	—	—	—	—
5,944	68,916	10,478	113,801	—	—	—	—

202,512	2,264,319	176,304	1,848,510	1,479	31,867	2,392	47,723
9,534	108,471	13,966	147,978	—	—	—	—
156,805	1,773,598	130,161	1,378,050	1,968	41,928	2,407	47,675
1,173	13,150	617	6,529	212	4,545	100	2,010
51	563	37	390	35	753	85	1,687
1,957	21,872	1,087	11,486	32	692	38	754
220,253	2,440,727	161,048	1,676,549	9,653	207,625	11,397	227,516
—	—	—	—	—	—	—	—
4,830	54,859	4,451	47,630	31	658	36	729

(1,358,968)	(15,588,863)	(1,790,121)	(19,070,811)	(14,440)	(330,565)	(48,005)	(1,036,566)
(161,681)	(1,874,028)	(561,222)	(6,073,688)	—	—	—	—
(1,129,703)	(13,058,303)	(1,576,247)	(16,942,687)	(9,425)	(213,799)	(8,532)	(179,421)
(9,214)	(105,094)	(39,293)	(424,840)	(1,572)	(36,382)	(95)	(2,089)
—	—	—	—	(1,097)	(24,512)	(466)	(10,071)
(98,504)	(1,120,655)	(129,230)	(1,363,817)	—	—	—	—
(1,084,456)	(12,213,671)	(766,403)	(8,055,090)	(122,046)	(2,920,674)	—	—
—	—	—	—	—	—	—	—
(155,060)	(1,767,402)	(25,534)	(279,369)	—	—	—	—
(744,823)	$(8,802,120)	(2,018,292)	$(21,820,399)	(60,345)	$(1,514,593)	(10,519)	$(255,993)

Annual Report	| November 30, 2013	271

Notes to Financial Statements (cont’d)

November 30, 2013

	AllianzGI Behavioral Advantage Large Cap				AllianzGI China Equity
	Year ended November 30, 2013		Year ended November 30, 2012		Year ended November 30, 2013		Year ended November 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	381,505	$8,441,306	8,663	$157,879	2,710	$41,971	1,662	$23,697
Class C	5,241	111,787	2,726	49,240	2,030	32,377	174	2,409
Class D	25,397	475,978	870	15,971	46,920	725,761	62,032	891,056
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	1,247,607	25,277,771	230,416	4,304,971	6,213	96,128	—	—
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	139	2,505	2	39	133	2,022	1,311	17,041
Class C	250	4,469	1	15	— *	1	678	8,713
Class D	406	7,289	2	39	733	11,196	1,443	18,777
Class R	—	—	—	—	—	—	—	—
Class P	51	920	3	44	15	226	889	11,641
Institutional Class	73,598	1,327,554	2,969	47,353	5,019	76,243	23,203	304,091
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(21,301)	(478,932)	(6,766)	(126,456)	(4,000)	(62,748)	(6,410)	(90,196)
Class C	(162)	(3,571)	—	—	(2,705)	(40,672)	(4,357)	(61,122)
Class D	(19,009)	(388,643)	(546)	(10,253)	(58,913)	(908,783)	(54,602)	(786,395)
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	(955)	(15,129)	(7,408)	(106,101)
Institutional Class	(186,572)	(4,005,345)	(1,164)	(22,493)	(4,470)	(67,415)	(294)	(3,859)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	1,507,150	$30,773,088	237,176	$4,416,349	(7,270)	$(108,822)	18,321	$229,752

*	Actual amount rounds to less than 1 share.
††	Includes 254,170 shares in the amount of $3,853,218 in connection with redemption in-kind transactions.

272	November 30, 2013 |	Annual Report

AllianzGI Convertible				AllianzGI Disciplined Equity
Year ended November 30, 2013		Year ended November 30, 2012		Year ended November 30, 2013		Year ended November 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

8,591,634	$280,372,826	2,933,072	$81,106,399	174,323	$3,030,948	214,724	$3,480,616
2,204,183	72,452,081	704,869	19,490,939	9,705	175,343	19,080	300,381
5,516,035	178,731,349	1,706,638	47,285,583	184	3,280	15,138	251,934
9,446	291,603	7,202	199,494	—	—	—	—
6,525,498	215,786,524	1,373,606	37,680,354	7	110	806	13,558
28,046,811	896,431,887	11,402,852	314,743,526	574,452	10,184,586	701,134	11,352,011
512,078	16,761,400	47,135	1,302,142	—	—	—	—

65,158	2,055,284	181,364	4,779,499	3,039	49,528	2,884	42,785
8,104	254,332	41,555	1,089,546	670	10,692	1,252	18,084
26,167	828,429	102,046	2,685,854	286	4,749	139	2,063
36	1,142	61	1,590	—	—	—	—
30,015	942,805	59,781	1,574,608	34	562	40	599
369,146	11,475,867	583,498	15,345,825	53,895	886,047	66,239	990,334
3,411	106,752	4,701	123,598	—	—	—	—

(2,833,097)	(90,812,118)	(2,084,051)	(57,773,819)	(552,038)	(10,389,604)	(83,415)	(1,350,606)
(258,945)	(8,315,914)	(417,607)	(11,425,166)	(27,811)	(487,027)	(24,698)	(392,892)
(3,324,374)	(105,812,204)	(1,611,698)	(44,470,566)	(5,786)	(105,030)	(9,051)	(143,255)
(5,624)	(175,584)	(1,131)	(30,353)	—	—	—	—
(1,231,953)	(39,106,476)	(880,232)	(24,082,232)	(845)	(15,898)	(504)	(8,478)
(11,470,946)	(373,729,722)	(2,050,409)	(56,123,373)	(1,102,597)	(20,225,978)	(1,190,745)††	(19,067,176)††
(221,785)	(7,167,569)	(22,076)	(611,098)	—	—	—	—
32,560,998	$1,051,372,694	12,081,176	$332,892,350	(872,482)	$(16,877,692)	(286,977)	$(4,510,042)

Annual Report	| November 30, 2013	273

Notes to Financial Statements (cont’d)

November 30, 2013

	AllianzGI Dynamic Emerging Multi-Asset		AllianzGI Global Fundamental Strategy		AllianzGI Global Managed Volatility
	Period from December 17, 2012** through November 30, 2013		Period from July 1, 2013** through November 30, 2013		Year ended November 30, 2013		Period from December 19, 2011** through November 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—	4,688	$84,338	4,671	$73,379
Class C	3,924	55,292	—	—	9,622	161,779	88	1,426
Class D	509	7,600	—	—	5,587	96,532	1,617	26,850
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	11,891	178,125	3,670	56,000	187,391	3,246,795	854,489	13,265,723
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	145	2,354	—	—
Class C	—	—	—	—	155	2,491	—	—
Class D	—	—	—	—	128	2,075	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	30	492	—	—
Institutional Class	—	—	—	—	42,843	690,065	—	—
Administrative Class	—	—	—	—	—	—	—	—

Issued in reorganization: ††
Class A	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	—	—	—	—	(1,278)	(22,099)	(2,357)	(38,756)
Class C	—	—	—	—	(79)	(1,301)	—	—
Class D	(100)	(1,360)	—	—	(4,834)	(83,610)	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	(4,109)	(58,124)	—	—	(318,308)	(5,478,653)	(115,860)	(1,866,909)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	12,115	$181,533	3,670	$56,000	(73,910)	$(1,298,742)	742,648	$11,461,713

**	Commencement of operations.
††	Issued in connection with a merger with the Allianz RCM Global EcoTrendSM Fund.

274	November 30, 2013 |	Annual Report

AllianzGI Global Water				AllianzGI High Yield Bond
Year ended November 30, 2013		Year ended November 30, 2012		Year ended November 30, 2013		Year ended November 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

5,512,444	$62,211,861	1,785,664	$17,000,729	9,935,430	$102,263,468	5,367,308	$53,198,341
2,018,617	22,399,195	359,683	3,430,947	589,098	6,095,119	2,212,794	22,044,457
1,334,896	14,821,546	262,141	2,564,649	10,223,893	103,127,026	3,231,098	31,698,080
—	—	—	—	165,963	1,667,040	261,930	2,561,399
2,464,550	27,959,201	893,077	8,676,258	7,088,977	71,077,404	2,530,672	24,596,627
1,071,185	12,109,835	173,181	1,664,092	7,108,742	71,681,301	6,527,366	63,779,751
—	—	—	—	922,461	9,275,763	2,762,875	26,887,246

40,634	423,408	10,435	89,740	301,981	3,119,863	284,623	2,835,863
5,991	61,406	1	9	124,329	1,283,135	121,978	1,214,737
7,190	74,782	2,630	22,592	485,325	4,881,638	234,755	2,280,125
—	—	—	—	9,516	95,433	8,117	78,936
3,988	41,753	6,619	57,058	51,149	513,053	74,363	719,630
5,276	54,605	1,245	10,656	882,805	8,877,726	850,237	8,254,807
—	—	—	—	207,370	2,078,136	240	2,336

—	—	2,987,721	28,821,196	—	—	—	—
—	—	480,744	4,556,642	—	—	—	—
—	—	31,837	306,909	—	—	—	—
—	—	202,617	1,960,299	—	—	—	—
—	—	12,597	121,106	—	—	—	—

(1,838,617)	(20,625,299)	(2,019,824)	(19,618,166)	(13,899,036)	(143,273,425)	(1,185,991)	(11,854,890)
(332,044)	(3,662,680)	(654,447)	(6,115,935)	(1,078,374)	(11,147,242)	(594,822)	(5,935,856)
(490,851)	(5,488,667)	(311,343)	(2,946,036)	(4,425,118)	(44,596,498)	(1,183,672)	(11,534,678)
—	—	—	—	(105,584)	(1,059,461)	(92,597)	(908,197)
(704,028)	(8,054,166)	(1,274,642)	(11,987,423)	(1,388,602)	(13,947,242)	(1,805,423)	(17,592,687)
(212,810)	(2,409,344)	(26,610)	(263,581)	(6,427,655)	(64,748,671)	(2,532,861)	(24,764,333)
—	—	—	—	(627,488)	(6,317,156)	(165)	(1,610)
8,886,421	$99,917,436	2,923,326	$28,351,741	10,145,182	$100,946,410	17,072,825	$167,560,084

Annual Report	| November 30, 2013	275

Notes to Financial Statements (cont’d)

November 30, 2013

	AllianzGI International Small-Cap				AllianzGI Micro Cap
	Year ended November 30, 2013		Year ended November 30, 2012		Year ended November 30, 2013		Year ended November 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	103,722	$4,131,418	59,211	$1,754,533	74,399	$1,015,030	14,220 †	$159,580 †
Class C	2,889	106,966	3,309	99,101	—	—	—	—
Class D	6,102	248,611	15,273	480,715	—	—	—	—
Class R	281	11,046	1	42	—	—	—	—
Class P	250,454	8,238,161	182,294	5,151,398	198,960	2,717,307	10,231	116,044
Institutional Class	691,638	25,366,913	784,615	23,459,676	740,624	9,794,170	403,866	4,534,781
Administrative Class	—	—	30,727	976,500	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	— *	5	2,028	58,467	1,001	11,489	—	—
Class C	9	309	132	3,798	—	—	—	—
Class D	— *	11	— *	1	—	—	—	—
Class R	4	153	3	72	—	—	—	—
Class P	9,018	302,391	5,964	172,071	2,806	31,638	6,875	68,342
Institutional Class	25,211	835,561	35,017	1,031,247	199,097	2,172,522	741,436	7,377,291
Administrative Class	— *	1	4	100	—	—	—	—

Cost of shares redeemed:
Class A	(82,662)	(3,357,604)	(119,216)	(3,695,341)	(20,683)	(284,391)	(2,636)	(30,092)
Class C	(2,842)	(100,112)	(2,944)	(88,524)	—	—	—	—
Class D	(1,704)	(66,604)	(62,661)	(1,855,558)	—	—	—	—
Class R	(4)	(132)	—	—	—	—	—	—
Class P	(367,738)	(12,280,239)	(528,203)	(15,113,158)	(94,040)	(1,282,966)	(23,389)	(253,300)
Institutional Class	(1,751,653)	(63,692,299)	(1,050,453)	(32,297,122)	(703,397)	(9,479,462)	(2,605,330)	(29,370,011)
Administrative Class	—	—	(30,727)	(989,405)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(1,117,275)	$(40,255,444)	(675,626)	$(20,851,387)	398,767	$4,695,337	(1,454,727)	$(17,397,365)

*	Actual amount rounds to less than 1 share.
**	Commencement of operations.
†	Inclusive of shares sold to AAM subsequent to commencement of operations.

276	November 30, 2013 |	Annual Report

AllianzGI Multi-Asset Real Return		AllianzGI NFJ Emerging Markets Value		AllianzGI NFJ Global Dividend Value
Period from December 17, 2012** through November 30, 2013		Period from December 18, 2012** through November 30, 2013		Year ended November 30, 2013		Year ended November 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,254	$34,886	659	$10,519	156,809	$3,135,257	259,744	$4,800,074
4,638	67,431	967	14,000	79,235	1,580,908	105,088	1,878,626
—	—	89,929	1,341,066	12,092	249,792	22,351	420,067
—	—	—	—	—	—	—	—
—	—	—	—	26,705	544,157	22,328	413,721
2,314	35,411	231,737	3,637,469	889,070	17,441,666	1,345,536	24,789,877
—	—	—	—	—	—	—	—

—	—	18	258	5,523	108,140	13,951	236,720
—	—	7	99	3,519	67,729	6,875	115,928
—	—	340	4,846	627	12,397	1,051	17,801
—	—	—	—	—	—	—	—
—	—	8	122	1,542	30,424	2,334	40,417
—	—	5,130	73,371	66,335	1,294,273	76,111	1,311,651
—	—	—	—	—	—	—	—

—	—	(100)	(1,553)	(80,230)	(1,662,770)	(264,114)	(4,756,024)
—	—	—	—	(39,317)	(767,938)	(68,980)	(1,235,256)
—	—	(20,648)	(323,055)	(4,979)	(98,694)	(29,498)	(525,609)
—	—	—	—	—	—	—	—
—	—	—	—	(11,673)	(229,909)	(6,496)	(119,915)
(348)	(5,234)	(18,284)	(280,040)	(777,516)	(16,122,964)	(454,010)	(8,196,829)
—	—	—	—	—	—	—	—
8,858	$132,494	289,763	$4,477,102	327,742	$5,582,468	1,032,271	$19,191,249

Annual Report	| November 30, 2013	277

Notes to Financial Statements (cont’d)

November 30, 2013

	AllianzGI NFJ International Small-Cap Value				AllianzGI NFJ International Value II
	Year ended November 30, 2013		Period from June 1, 2012** through November 30, 2012		Year ended November 30, 2013		Period from December 1, 2011** through November 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	47,080	$949,567	60,682	$1,035,838	918	$16,009	2,325	$36,528
Class C	24,826	475,897	—	—	9,102	160,912	—	—
Class D	122,827	2,408,829	4,953	81,619	2	32	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	364,978	7,301,696	7,423	123,440	9,647	164,731	64,375	1,049,950

Issued in reinvestment of dividends and distributions:
Class A	1,443	25,477	—	—	44	738	11	179
Class C	66	1,272	—	—	8	131	8	122
Class D	340	6,209	—	—	9	152	11	174
Class P	10	185	—	—	10	159	13	190
Institutional Class	3,582	63,091	—	—	3,813	64,024	3,959	59,335

Cost of shares redeemed:
Class A	(1,985)	(39,719)	—	—	(60)	(1,050)	—	—
Class C	(812)	(15,461)	—	—	(7,301)	(129,878)	—	—
Class D	(82,841)	(1,655,878)	(729)	(11,893)	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	(18,106)	(367,353)	—	—	(65,288)	(1,115,507)	—	—
Net increase (decrease) resulting from Fund share transactions	461,408	$9,153,812	72,329	$1,229,004	(49,096)	$(839,547)	70,702	$1,146,478

*	Actual amount rounds to less than 1 share.
**	Commencement of operations.

278	November 30, 2013 |	Annual Report

AllianzGI Redwood				AllianzGI Short Duration High Income
Year ended November 30, 2013		Year ended November 30, 2012		Year ended November 30, 2013		Year ended November 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

719	$11,000	33,139	$495,315	9,245,767	$147,457,855	5,441,375	$86,173,327
1,268	20,000	1,575	23,434	2,632,258	41,876,500	1,813,868	28,660,618
3,417	55,001	4,621	69,500	1,053,388	16,780,609	739,468	11,744,664
—	—	—	—	8,229,104	131,186,076	3,635,261	57,619,158
19,534	306,198	66,820	1,009,291	10,250,970	163,728,556	2,305,209	36,203,148

— *	2	—	—	344,340	5,467,728	52,459	830,120
7	104	—	—	104,122	1,650,508	19,812	312,191
— *	1	—	—	46,673	741,285	5,845	92,317
46	697	—	—	138,088	2,191,585	17,060	269,911
2,991	45,816	—	—	347,265	5,515,412	75,123	1,182,990

(54,430)	(837,681)	(13,012)	(195,214)	(4,076,260)	(64,767,196)	(456,146)	(7,211,217)
(182)	(2,799)	(1,391)	(20,486)	(521,072)	(8,275,135)	(123,231)	(1,941,690)
(3,224)	(50,516)	(31,135)	(462,986)	(539,985)	(8,594,224)	(122,129)	(1,935,792)
(419)	(6,524)	(2,429)	(36,506)	(4,033,691)	(64,067,265)	(337,169)	(5,347,294)
(210,003)	(3,295,518)	(59,964)	(896,485)	(1,715,578)	(27,239,030)	(513,355)	(8,137,559)
(240,276)	$(3,754,219)	(1,776)	$(14,137)	21,505,389	$343,653,264	12,553,450	$198,514,892

Annual Report	| November 30, 2013	279

Notes to Financial Statements (cont’d)

November 30, 2013

	AllianzGI Structured Alpha		AllianzGI Ultra Micro Cap
	Period from December 3, 2012** through November 30, 2013		Year ended November 30, 2013		Year ended November 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	34,359	$543,218	2,454,435	$51,344,593	479,482 †	$7,241,883 †
Class C	4,265	67,043	—	—	—	—
Class D	136,002	2,095,760	—	—	—	—
Class R	—	—	—	—	—	—
Class P	3,150	50,000	27,501	572,135	2,959	44,850
Institutional Class	134,593	2,063,286	3,066,770	63,021,267	239,726	3,579,989

Issued in reinvestment of dividends and distributions:
Class A	—	—	752	16,333	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class P	—	—	14	314	306	3,948
Institutional Class	—	—	901	19,672	12,551	162,280

Cost of shares redeemed:
Class A	(2,447)	(38,784)	(369,804)	(7,746,956)	(37,584)	(559,750)
Class C	(195)	(3,030)	—	—	—	—
Class D	(47,551)	(726,334)	—	—	—	—
Class R	—	—	—	—	—	—
Class P	—	—	(8,555)	(172,955)	(4,435)	(67,840)
Institutional Class	(32,977)	(514,076)	(1,105,860)	(22,669,169)	(390,114)	(5,875,094)
Net increase (decrease) resulting from Fund share transactions	229,199	$3,537,083	4,066,154	$84,385,234	302,891	$4,530,266

**	Commencement of operations.
†	Inclusive of shares sold to AAM subsequent to commencement of operations.

280	November 30, 2013 |	Annual Report

AllianzGI U.S. Emerging Growth				AllianzGI U.S. Equity Hedged
Year ended November 30, 2013		Year ended November 30, 2012		Period from December 3, 2012** through November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount

197,402	$3,210,872	55,050	$717,877	81,379	$1,326,639
19,720	317,722	10,051	134,400	6,465	108,500
1,225	20,872	4,553	59,530	15,315	239,042
927	15,557	—	—	—	—
4,343	72,862	3,076	40,905	—	—
822,774	12,878,248	356,680	4,690,148	117,315	1,897,897

347	4,676	568	6,682	—	—
357	4,669	854	9,981	—	—
90	1,186	173	2,039	—	—
18	232	61	718	—	—
35	477	98	1,158	—	—
33,018	440,202	113,057	1,336,329	—	—

(39,901)	(660,566)	(15,766)	(207,988)	—	—
(5,072)	(77,126)	(3,550)	(45,852)	—	—
(2,079)	(34,319)	(2,453)	(32,799)	(636)	(10,361)
(340)	(5,967)	—	—	—	—
(106)	(1,527)	(2,916)	(39,075)	—	—
(856,009)	(14,320,751)	(519,499)	(6,921,701)	(5,598)	(90,430)
176,749	$1,867,319	37	$(247,648)	214,240	$3,471,287

Annual Report	| November 30, 2013	281

Notes to Financial Statements (cont’d)

November 30, 2013

10.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the investment manager or affiliates of the investment manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At November 30, 2013, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	AFI Approximate Ownership	AllianzGI Global Allocation Approximate Ownership	AllianzGI 2025 Approximate Ownership	AllianzGI 2030 Approximate Ownership	AllianzGI 2035 Approximate Ownership
AllianzGI Retirement 2015	5	66%	17%	—	—	—	—
AllianzGI Retirement 2020	5	77%	12%	—	—	—	—
AllianzGI Retirement 2025	4	84%	7%	—	—	—	—
AllianzGI Retirement 2030	5	73%	13%	—	—	—	—
AllianzGI Retirement 2035	4	75%	13%	—	—	—	—
AllianzGI Retirement 2040	5	65%	21%	—	—	—	—
AllianzGI Retirement 2045	4	54%	30%	—	—	—	—
AllianzGI Retirement 2050	3	37%	44%	—	—	—	—
AllianzGI Retirement 2055	1	6%	80%	—	—	—	—
AllianzGI Retirement Income	5	57%	16%	—	—	—	—
AllianzGI Global Allocation	7	77%	—	—	—	—	—
AllianzGI Global Growth Allocation	2	21%	47%	—	—	—	—
AllianzGI Behavioral Advantage Large Cap	2	31%	30%	13%	—	—	—
AllianzGI China Equity	—	—	89%	—	—	—	—
AllianzGI Convertible	6	65%	—	—	—	—	—
AllianzGI Disciplined Equity	3	87%	—	—	—	—	—
AllianzGI Dynamic Emerging Multi-Asset	—	—	97%	—	—	—	—
AllianzGI Global Fundamental Strategy	—	—	100%	—	—	—	—
AllianzGI Global Managed Volatility	—	—	18%	44%	5%	6%	5%
AllianzGI Global Water	7	81%	—	—	—	—	—
AllianzGI High Yield Bond	4	71%	—	—	—	—	—
AllianzGI International Small-Cap	3	58%	—	10%	—	—	—
AllianzGI Micro Cap	4	83%	—	—	—	—	—
AllianzGI Multi-Asset Real Return	—	—	97%	—	—	—	—
AllianzGI NFJ Emerging Markets Value	1	50%	42%	—	—	—	—
AllianzGI NFJ Global Dividend Value	3	45%	—	17%	—	—	—
AllianzGI NFJ International Small-Cap Value	3	29%	28%	14%	—	—	—
AllianzGI NFJ International Value II	—	—	93%	—	—	—	—
AllianzGI Redwood	2	44%	49%	—	—	—	—
AllianzGI Short Duration High Income	6	72%	—	—	—	—	—
AllianzGI Structured Alpha	3	33%	64%	—	—	—	—
AllianzGI Ultra Micro Cap	7	87%	—	—	—	—	—
AllianzGI U.S. Emerging Growth	3	80%	—	6%	—	—	—
AllianzGI U.S. Equity Hedged	3	47%	49%	—	—	—	—

282	November 30, 2013 |	Annual Report

11.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended November 30, 2013.

AllianzGI China Equity:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
China Everbright International Ltd.	$158,064	—	$79,632	$175,751	$276,691	$2,597	$45,036
China Suntien Green Energy Corp. Ltd.	—	$43,770	—	2,663	46,433	—	—
Digital China Holdings Ltd.	163,072	—	21,193	(38,466)	99,099	4,253	153
Natural Beauty Bio-Technology Ltd.†	36,119	—	—	(52,619)	22,122	578	—
Qingling Motors Co., Ltd.††	118,868	20,926	21,371	8,411	159,528	8,444	(1,210)
Tiangong International Co., Ltd.††	132,216	20,585	21,064	9,558	140,329	4,035	3,210
Zhuzhou CSR Times Electric Co., Ltd.†	87,521	—	—	23,531	110,588	1,464	—
Totals	$695,860	$85,281	$143,260	$128,829	$854,790	$21,371	$47,189

AllianzGI Global Water:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
China Everbright International Ltd.	$893,323	$1,335,084	$455,090	$1,424,735	$3,393,922	$23,849	$164,066
Rotork PLC†	1,192,890	4,025,974	887,841	462,838	4,234,897	65,307	(1,032)
Spectris PLC	—	3,047,887	149,011	725,254	3,645,186	40,329	21,056
Totals	$2,086,213	$8,408,945	$1,491,942	$2,612,827	$11,274,005	$129,485	$184,090

AllianzGI International Small-Cap:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
Aareal Bank AG	$1,171,054	$880,728	$1,353,667	$698,093	$1,576,887	—	$228,311
Aveva Group PLC	1,399,640	79,637	506,204	166,909	1,174,443	—	(1)
Bechtle AG†	870,688	122,203	1,285,321	—	—	$17,892	267,398
Burckhardt Compression Holding AG††	695,673	1,106,100	585,508	319,727	1,593,121	21,728	59,475
China Everbright International Ltd.	1,568,774	162,562	1,711,837	763,320	1,371,180	11,746	479,122
Elekta AB†	1,293,140	113,606	1,479,711	—	—	—	338,934
Interroll Holding AG†	2,078,534	—	2,351,595	—	—	—	426,239
Ju Teng International Holdings Ltd.††	617,647	890,559	1,105,939	383,183	1,103,899	42,010	293,041
Pfeiffer Vacuum Technology AG†	2,024,405	168,585	2,060,007	—	—	42,456	256,836
Rotork PLC†	1,992,127	349,252	671,694	710,901	1,978,138	25,431	257,167
SimCorp A/S	1,741,253	313,292	631,684	1,065,226	2,325,489	—	—
Spectris PLC	—	928,567	—	97,875	1,026,442	5,711	—
Spirax-Sarco Engineering PLC††	2,157,486	318,822	819,246	646,760	2,314,457	13,048	—
Tiangong International Co., Ltd.††	1,114,823	657,773	1,608,872	44,807	411,665	34,248	203,310
Trelleborg AB	—	1,335,899	—	122,672	1,458,571	—	—
Unit 4 NV††	1,093,721	242,149	798,023	1,047,424	1,347,794	14,239	204,301
United Internet AG†, ††	—	1,699,414	2,489,108	—	—	12,485	789,694
Vacon PLC††	1,702,558	374,150	682,865	775,485	2,220,157	36,524	176,643
Victrex PLC†, ††	—	1,884,917	487,371	15,186	1,380,493	30,334	(32,239)
Totals	$21,521,523	$11,628,215	$20,628,652	$6,857,568	$21,282,736	$307,852	$3,948,231

Annual Report	| November 30, 2013	283

Notes to Financial Statements (cont’d)

November 30, 2013

AllianzGI Micro Cap:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Loss
Neenah Paper, Inc.††	$216,062	$23,338	$7,662	$207,295	$344,318	$5,630	$(70)

AllianzGI NFJ International Small-Cap Value:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
Norma Group SE††	$25,283	$11,961	—	$35,276	$70,666	$864	—

AllianzGI U.S. Emerging Growth:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain
Curtiss-Wright Corp.††	—	$227,101	$49,975	$73,916	$258,573	$1,020	$7,531

†	Not affiliated at November 30, 2013
††	Not affiliated at November 30, 2012

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at November 30, 2013. The percents and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

AllianzGI China Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
China Everbright International Ltd.	5.89%	$276,691	6.15%
China Suntien Green Energy Corp. Ltd.	9.39%	46,433	1.03%
Digital China Holdings Ltd.	8.17%	99,099	2.20%
Qingling Motors Co., Ltd.	8.73%	159,528	3.55%
Tiangong International Co,. Ltd.	5.65%	140,329	3.12%
Totals		$722,080	16.05%

AllianzGI Global Water:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
China Everbright International Ltd.	5.89%	$3,393,922	1.39%
Spectris PLC	6.77%	3,645,186	1.49%
Totals		$7,039,108	2.88%

AllianzGI International Small-Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	6.93%	$1,576,887	1.42%
Aveva Group PLC	7.52%	1,174,443	1.06%
Burckhardt Compression Holding AG	6.46%	1,593,121	1.43%
China Everbright International Ltd.	5.89%	1,371,180	1.23%
Ju Teng International Holdin	7.06%	1,103,899	0.99%
SimCorp A/S	13.37%	2,325,489	2.09%
Spectris PLC	6.77%	1,026,442	0.92%
Spirax-Sarco Engineering PLC	5.61%	2,314,457	2.08%

284	November 30, 2013 |	Annual Report

AllianzGI International Small-Cap (cont’d)
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Tiangong International Co., Ltd.	5.65%	$411,665	0.37%
Trelleborg AB	5.20%	1,458,571	1.31%
Unit 4 NV	10.33%	1,347,794	1.21%
Vacon PLC	5.88%	2,220,157	2.00%
Totals		$17,924,105	16.11%

AllianzGI Micro Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Neenah Paper Inc.	6.56%	$344,318	0.77%

AllianzGI NFJ International Small-Cap Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Norma Group SE	6.35%	$70,666	0.45%

AllianzGI U.S. Emerging Growth:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Curtiss-Wright Corp.	5.32%	$258,573	0.74%

The tables below show the transactions in and earnings from affiliates for the period or year ended November 30, 2013:

AllianzGI Retirement 2015:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	—	$371,303	$73,519	$37,567	$336,451	—	$1,100
AllianzGI Disciplined Equity	$177,420	69,441	264,526	—	—	$2,540	71,413
AllianzGI Emerging Markets Opportunities	88,967	496,173	203,228	29,277	392,169	1,392	(7,190)
AllianzGI Global Commodity Equity	177,999	231,667	174,880	65,551	280,678	1,294	5,818
AllianzGI Global Managed Volatility	266,914	185,062	249,462	35,237	220,240	12,589	3,801
AllianzGI Income & Growth	708,818	503,208	404,102	137,302	889,009	25,792	1,696
AllianzGI International Small-Cap	—	692,830	497,373	57,473	292,230	177	39,300
AllianzGI NFJ Dividend Value	619,542	427,389	443,092	237,747	776,229	21,980	16,728
AllianzGI NFJ Global Dividend Value	532,280	350,739	674,413	81,547	329,686	15,914	64,899
AllianzGI NFJ International Small-Cap Value	—	109,295	—	776	110,071	—	—
AllianzGI NFJ International Value	267,507	409,137	162,169	56,851	554,557	7,518	1,462
AllianzGI NFJ Mid-Cap Value	193,553	341,469	411,230	55,375	204,907	5,507	35,915
AllianzGI NFJ Small-Cap Value	196,803	14,818	—	94,364	258,530	3,344	—
AllianzGI Short Duration High Income	353,792	526,170	219,905	6,067	658,875	29,184	(2,090)
AllianzGI U.S. Emerging Growth	178,466	114,652	367,905	—	—	—	92,915
AllianzGI U.S. Managed Volatility	266,939	474,720	435,707	31,057	329,212	8,931	(4,238)
PIMCO 1-5 Year U.S. TIPS Index	983,287	2,982,631	1,226,687	5,122	2,743,671	2,057	14,130
PIMCO CommoditiesPLUS® Strategy	178,875	414,810	138,002	(7,019)	440,214	1,628	(5,104)
PIMCO CommodityRealReturn Strategy	530,120	311,825	763,225	—	—	4,875	(88,803)
PIMCO Floating Income	355,047	903,024	251,316	(14,281)	983,990	33,639	(4,115)

Annual Report	| November 30, 2013	285

Notes to Financial Statements (cont’d)

November 30, 2013

AllianzGI Retirement 2015 (cont’d)
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	$1,026,478	$1,097,825	$1,147,714	$26,294	$879,035	$49,448	$(57,674)
PIMCO Income	1,597,854	1,089,935	693,448	111,016	1,974,076	120,647	(12,229)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	—	579,996	48,060	20,346	552,298	4,304	16
PIMCO Long-Term U.S. Government	352,756	164,985	490,367	—	—	4,440	(20,625)
PIMCO Mortgage Opportunities	—	1,832,192	393,523	(3,902)	1,427,913	42,505	(6,854)
PIMCO RealEstateRealReturn Strategy	89,388	83,692	142,193	—	—	12,065	(26,540)
PIMCO Real Return	5,479,925	3,980,888	6,064,549	155,970	2,529,844	113,090	(513,885)
PIMCO Short-Term	813,284	3,483,628	1,670,399	30,686	2,628,314	15,838	(5,758)
PIMCO Total Return	531,816	360,972	841,445	—	—	20,682	(9,449)
Totals	$15,967,830	$22,604,476	$18,452,439	$1,250,423	$19,792,199	$561,380	$(415,361)

AllianzGI Retirement 2020:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	—	$706,046	$163,901	$79,894	$629,058	—	$7,019
AllianzGI Disciplined Equity	$156,048	147,399	325,814	—	—	$2,772	66,330
AllianzGI Emerging Markets Opportunities	156,511	671,857	174,181	52,541	669,346	3,010	(7,376)
AllianzGI Global Commodity Equity	156,579	432,499	167,227	85,311	494,549	1,404	6,637
AllianzGI Global Managed Volatility	250,409	390,411	183,368	52,860	492,989	14,570	(1,868)
AllianzGI Income & Growth	623,410	1,000,254	403,763	145,715	1,327,442	33,998	1,554
AllianzGI International Small-Cap	—	914,383	556,165	93,268	497,566	258	46,080
AllianzGI NFJ Dividend Value	576,057	906,097	573,492	280,392	1,157,014	30,382	22,450
AllianzGI NFJ Global Dividend Value	577,422	867,733	980,941	135,463	664,056	25,370	79,177
AllianzGI NFJ International Small-Cap Value	—	199,707	1,235	1,409	199,886	—	5
AllianzGI NFJ International Value	235,297	764,437	158,975	60,744	894,487	10,167	(690)
AllianzGI NFJ Mid-Cap Value	295,861	748,154	584,570	150,338	651,547	10,216	49,893
AllianzGI NFJ Small-Cap Value	109,696	8,259	—	60,518	144,102	1,864	—
AllianzGI Short Duration High Income	388,955	990,970	220,439	4,963	1,157,753	42,423	(2,616)
AllianzGI U.S. Emerging Growth	235,461	342,860	721,946	—	—	—	156,019
AllianzGI U.S. Managed Volatility	313,040	885,600	597,428	61,435	659,392	12,925	(1,979)
PIMCO 1-5 Year U.S. TIPS Index	605,599	4,612,861	1,103,963	7,235	4,121,751	3,031	6,362
PIMCO CommoditiesPLUS® Strategy	314,678	1,042,694	331,282	(18,927)	988,915	3,657	(21,703)
PIMCO CommodityRealReturn Strategy	466,258	682,036	1,043,044	—	—	5,837	(121,389)
PIMCO Floating Income	390,298	1,723,033	250,515	(30,656)	1,823,422	56,568	(5,296)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	887,222	1,451,621	1,500,675	21,608	729,928	52,369	(78,973)
PIMCO Income	1,373,997	2,357,754	710,667	60,933	2,986,303	160,973	(12,537)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	—	860,674	64,121	31,087	827,471	6,483	(169)
PIMCO Long-Term U.S. Government	310,262	336,831	623,253	—	—	5,515	(17,134)
PIMCO Mortgage Opportunities	—	2,446,499	441,339	(7,789)	1,990,319	60,495	(7,052)
PIMCO RealEstateRealReturn Strategy	235,815	396,973	505,784	—	—	44,014	(123,619)
PIMCO Real Return	4,400,634	8,136,528	7,800,231	(39,155)	3,632,445	132,310	(730,771)
PIMCO Short-Term	699,727	3,996,556	1,722,311	24,620	2,977,911	14,341	(5,672)
PIMCO Total Return	311,802	508,372	776,659	—	—	17,375	(23,653)
Totals	$14,071,038	$38,529,098	$22,687,289	$1,313,807	$29,717,652	$752,327	$(720,971)

286	November 30, 2013 |	Annual Report

AllianzGI Retirement 2025:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$27,520	$1,154,232	$172,812	$164,128	$1,178,110	$845	$5,662
AllianzGI Disciplined Equity	219,330	311,233	568,637	—	—	4,888	45,824
AllianzGI Emerging Markets Opportunities	165,069	816,698	140,512	31,384	856,660	3,953	(4,169)
AllianzGI Global Commodity Equity	142,119	626,742	199,126	92,382	663,264	1,603	4,772
AllianzGI Global Managed Volatility	240,029	575,407	120,383	51,685	736,362	17,608	46
AllianzGI Income & Growth	437,458	1,069,938	249,608	96,222	1,356,132	31,154	6
AllianzGI International Small-Cap	27,587	902,131	391,795	119,466	684,996	710	28,293
AllianzGI NFJ Dividend Value	406,807	948,556	393,068	229,579	1,189,139	28,121	11,363
AllianzGI NFJ Global Dividend Value	460,825	1,069,515	984,996	142,716	744,836	26,230	66,268
AllianzGI NFJ International Small-Cap Value	—	269,371	—	1,912	271,283	—	—
AllianzGI NFJ International Value	221,061	874,405	147,577	81,182	1,015,517	14,371	(472)
AllianzGI NFJ Mid-Cap Value	330,022	887,024	668,285	183,081	780,199	12,740	60,560
AllianzGI Short Duration High Income	270,714	1,351,256	97,140	1,229	1,522,853	41,219	(878)
AllianzGI U.S. Emerging Growth	165,883	375,583	672,792	—	—	—	134,050
AllianzGI U.S. Managed Volatility	220,331	934,135	534,667	54,981	670,782	12,458	(4,406)
PIMCO 1-5 Year U.S. TIPS Index	111,413	3,134,723	219,981	5,192	3,031,318	1,952	244
PIMCO CommoditiesPLUS® Strategy	216,882	1,149,817	160,054	(16,281)	1,180,814	3,600	(6,593)
PIMCO CommodityRealReturn Strategy	432,882	870,829	1,157,612	—	—	8,737	(155,881)
PIMCO Floating Income	271,877	1,755,152	122,738	(29,001)	1,865,790	53,180	(2,289)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	563,193	1,695,142	1,317,745	(3,917)	845,846	41,205	(75,443)
PIMCO Income	836,381	2,264,336	358,627	(4,882)	2,703,734	125,044	(4,280)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	—	1,011,104	26,987	32,235	1,016,487	6,360	135
PIMCO Long-Term U.S. Government	214,132	310,190	500,768	—	—	4,567	(17,873)
PIMCO Mortgage Opportunities	—	2,201,756	157,205	(14,666)	2,027,310	57,024	(2,575)
PIMCO Real Return	3,006,967	7,683,119	5,993,903	(272,035)	3,712,884	113,938	(630,695)
PIMCO RealEstateRealReturn Strategy	218,868	598,340	654,740	—	—	51,301	(162,393)
PIMCO Short-Term	409,293	3,342,368	1,397,460	14,060	2,359,331	11,625	(5,338)
PIMCO Total Return	162,156	386,351	512,103	—	—	11,037	(31,978)
Totals	$9,778,799	$38,569,453	$17,921,321	$960,652	$30,413,647	$685,470	$(748,040)

AllianzGI Retirement 2030:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$271,868	$1,175,431	$278,658	$209,931	$1,384,263	$4,336	$7,184
AllianzGI Disciplined Equity	951,624	366,326	1,462,357	—	—	10,977	234,808
AllianzGI Emerging Markets Opportunities	680,939	1,015,125	307,249	149,227	1,421,222	8,456	(11,202)
AllianzGI Global Commodity Equity	407,083	633,618	355,839	146,995	800,062	2,374	5,856
AllianzGI Global Managed Volatility	627,593	405,409	211,072	81,406	878,025	23,625	(2,924)
AllianzGI Income & Growth	1,222,779	833,767	380,724	169,777	1,811,917	43,913	(4,112)
AllianzGI International Managed Volatility	217,545	344,740	67,587	35,547	521,775	8,200	(955)
AllianzGI International Small-Cap	272,225	1,178,218	694,554	243,225	1,011,338	2,701	52,095
AllianzGI NFJ Dividend Value	1,087,767	681,372	471,144	358,300	1,604,348	37,717	9,100
AllianzGI NFJ Global Dividend Value	1,358,644	874,864	1,530,442	200,683	1,007,783	39,066	117,191
AllianzGI NFJ International Small-Cap Value	—	401,850	—	2,852	404,702	—	—
AllianzGI NFJ International Value	815,891	1,464,843	631,470	174,424	1,808,711	36,050	497
AllianzGI NFJ Mid-Cap Value	847,759	875,306	1,057,277	237,345	972,250	16,831	93,107

Annual Report	| November 30, 2013	287

Notes to Financial Statements (cont’d)

November 30, 2013

AllianzGI Retirement 2030 (cont’d)
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI NFJ Small-Cap Value	$239,739	$18,051	—	$134,183	$314,934	$4,073	—
AllianzGI Short Duration High Income	680,163	1,531,472	$203,602	7,167	2,006,727	51,773	$(2,047)
AllianzGI U.S. Emerging Growth	406,982	269,117	528,226	146,862	326,438	—	71,964
AllianzGI U.S. Managed Volatility	546,915	1,251,549	494,268	100,198	1,400,074	15,958	(5,381)
PIMCO 1-5 Year U.S. TIPS Index	—	2,178,928	178,424	5,495	2,006,566	1,408	567
PIMCO CommoditiesPLUS® Strategy	817,399	1,259,454	426,850	(29,401)	1,599,811	5,838	(26,833)
PIMCO CommodityRealReturn Strategy	1,083,795	708,647	1,389,134	(19,552)	200,547	12,992	(218,283)
PIMCO Floating Income	818,283	1,704,383	267,047	(30,635)	2,212,295	68,604	(4,477)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	1,253,678	1,503,526	1,649,363	25,773	1,006,020	46,255	(73,902)
PIMCO Income	1,966,905	1,877,815	589,188	43,554	3,220,368	147,017	(8,408)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	—	1,440,115	71,550	36,975	1,405,555	7,674	15
PIMCO Long-Term U.S. Government	543,251	63,622	553,577	—	—	1,189	(43,865)
PIMCO Mortgage Opportunities	—	2,730,383	297,649	(10,332)	2,414,740	69,947	(7,662)
PIMCO Real Return	5,718,405	3,459,378	6,830,741	34,623	1,598,057	95,895	(525,751)
PIMCO RealEstateRealReturn Strategy	546,478	522,247	875,811	—	—	65,304	(182,623)
PIMCO Short-Term	870,367	3,769,902	1,835,763	15,450	2,810,234	12,386	(4,734)
PIMCO Total Return	272,753	200,076	443,935	—	—	9,343	(15,861)
Totals	$24,526,830	$34,739,534	$24,083,501	$2,470,072	$36,148,762	$849,902	$(546,636)

AllianzGI Retirement 2035:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$77,401	$1,155,850	$139,856	$192,191	$1,288,627	$2,966	$3,179
AllianzGI Disciplined Equity	410,859	547,243	923,933	39,516	147,300	7,193	86,192
AllianzGI Emerging Markets Opportunities	310,269	976,821	173,363	49,686	1,132,234	5,972	(9,243)
AllianzGI Global Commodity Equity	186,220	524,449	202,154	79,833	587,046	1,654	3,022
AllianzGI Global Managed Volatility	256,555	473,953	29,788	42,196	732,104	14,706	(545)
AllianzGI Income & Growth	480,047	944,133	126,455	87,655	1,388,609	28,863	213
AllianzGI International Managed Volatility	122,563	462,770	19,382	34,013	589,014	7,061	(386)
AllianzGI International Small-Cap	129,144	1,215,060	499,691	201,057	1,068,568	2,653	34,061
AllianzGI NFJ Dividend Value	516,464	923,396	215,463	257,935	1,471,493	29,375	7,000
AllianzGI NFJ Global Dividend Value	567,359	1,022,370	616,790	196,595	1,183,158	26,217	24,979
AllianzGI NFJ International Small-Cap Value	—	353,835	—	2,511	356,346	—	—
AllianzGI NFJ International Value	414,559	1,407,845	409,492	144,476	1,533,641	29,118	884
AllianzGI NFJ Mid-Cap Value	465,014	920,744	477,598	254,308	1,180,593	14,238	41,674
AllianzGI Opportunity	158,383	5,285	170,990	—	—	—	9,560
AllianzGI Short Duration High Income	252,648	1,260,033	38,683	993	1,472,460	34,756	(501)
AllianzGI U.S. Emerging Growth	207,265	349,972	353,832	114,328	359,343	—	44,962
AllianzGI U.S. Managed Volatility	259,527	1,039,624	255,277	71,577	1,115,379	10,399	2,556
PIMCO 1-5 Year U.S. TIPS Index	—	1,466,758	—	3,467	1,470,225	880	—
PIMCO CommoditiesPLUS® Strategy	414,787	1,254,853	312,237	(17,718)	1,320,616	4,570	(19,906)
PIMCO CommodityRealReturn Strategy	410,694	727,064	702,631	(31,190)	294,307	8,740	(122,765)
PIMCO Floating Income	354,607	1,363,859	64,466	(19,363)	1,623,246	46,446	(1,913)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	414,765	765,712	1,117,518	—	—	21,930	(54,326)
PIMCO Income	679,781	1,742,327	175,305	(8,300)	2,215,217	87,001	(3,542)

288	November 30, 2013 |	Annual Report

AllianzGI Retirement 2035 (cont’d)
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	—	$1,174,052	$23,571	$28,283	$1,178,659	$5,315	$(105)
PIMCO Long-Term U.S. Government	$199,658	102,483	271,151	—	—	649	(26,055)
PIMCO Mortgage Opportunities	—	1,610,524	121,559	(10,168)	1,476,133	38,541	(2,664)
PIMCO Real Return	1,506,601	2,110,390	3,315,328	—	—	34,735	(259,062)
PIMCO RealEstateRealReturn Strategy	201,935	363,457	431,807	—	—	39,115	(132,669)
PIMCO Short-Term	251,990	2,151,360	1,080,789	7,897	1,325,591	5,035	(2,793)
PIMCO Total Return	100,975	191,315	272,823	—	—	5,619	(16,889)
Totals	$9,350,070	$28,607,537	$12,541,932	$1,721,778	$26,509,909	$513,747	$(395,082)

AllianzGI Retirement 2040:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$167,283	$1,017,381	$164,425	$192,043	$1,215,745	$3,165	$4,654
AllianzGI Disciplined Equity	666,277	485,725	908,021	186,790	404,320	9,594	93,814
AllianzGI Emerging Markets Opportunities	467,286	923,721	247,789	152,984	1,172,234	7,292	(12,036)
AllianzGI Global Commodity Equity	266,534	481,334	286,301	110,372	537,124	1,944	3,551
AllianzGI Global Managed Volatility	334,683	341,220	47,286	61,224	669,848	15,753	(869)
AllianzGI Income & Growth	732,911	791,753	145,868	169,060	1,486,763	34,062	564
AllianzGI International Managed Volatility	334,156	484,364	57,575	61,252	808,387	15,712	(1,167)
AllianzGI International Small-Cap	300,955	1,033,026	452,698	287,532	1,140,050	3,555	32,584
AllianzGI NFJ Dividend Value	799,879	836,016	450,984	367,226	1,481,021	35,760	20,987
AllianzGI NFJ Global Dividend Value	731,177	701,048	433,980	224,178	1,217,841	27,285	19,039
AllianzGI NFJ International Small-Cap Value	—	406,789	2,109	2,878	407,559	—	1
AllianzGI NFJ International Value	588,865	1,207,369	394,293	146,033	1,538,181	29,942	1,168
AllianzGI NFJ Mid-Cap Value	268,329	737,068	469,046	209,225	889,721	10,900	37,125
AllianzGI NFJ Small-Cap Value	399,275	20,203	—	156,551	352,490	4,559	—
AllianzGI Opportunity	135,837	52,954	206,344	—	—	—	25,384
AllianzGI Short Duration High Income	332,122	1,079,917	64,978	5,330	1,347,229	35,056	(941)
AllianzGI U.S. Emerging Growth	295,406	264,224	374,411	157,296	356,150	—	57,475
AllianzGI U.S. Managed Volatility	335,830	944,859	290,772	119,284	1,074,220	11,180	4,909
PIMCO 1-5 Year U.S. TIPS Index	—	786,026	—	4,485	790,511	706	—
PIMCO CommoditiesPLUS® Strategy	601,033	1,018,164	369,662	(16,595)	1,208,304	4,998	(37,996)
PIMCO CommodityRealReturn Strategy	597,287	843,981	735,975	(43,497)	538,554	11,265	(143,586)
PIMCO Floating Income	533,184	928,380	85,416	(16,976)	1,350,158	45,168	(2,204)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	479,549	561,098	988,296	—	—	20,807	(46,349)
PIMCO Income	839,573	1,131,321	197,021	8,451	1,756,671	80,364	(4,234)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	—	1,263,219	30,679	34,485	1,267,157	6,688	132
PIMCO Long-Term U.S. Government	265,444	66,305	298,891	—	—	710	(28,322)
PIMCO Mortgage Opportunities	—	1,653,797	278,712	(1,591)	1,367,448	37,793	(6,046)
PIMCO Real Return	933,808	554,814	1,386,875	—	—	14,110	(64,655)
PIMCO RealEstateRealReturn Strategy	267,190	361,564	502,667	—	—	41,983	(115,218)
PIMCO Short-Term	278,483	850,488	1,126,842	—	—	659	1,031
PIMCO Total Return	133,182	57,819	185,253	—	—	2,406	(1,783)
Totals	$12,085,538	$21,885,947	$11,183,169	$2,578,020	$24,377,686	$513,416	$(162,988)

Annual Report	| November 30, 2013	289

Notes to Financial Statements (cont’d)

November 30, 2013

AllianzGI Retirement 2045:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$71,708	$622,883	$69,991	$114,506	$739,855	$2,430	$608
AllianzGI Disciplined Equity	285,251	221,477	384,579	52,702	196,454	5,022	43,709
AllianzGI Emerging Markets Opportunities	201,866	476,394	102,075	42,292	593,536	3,791	(3,671)
AllianzGI Global Commodity Equity	126,031	240,520	132,454	43,453	271,611	1,115	1,491
AllianzGI Global Managed Volatility	170,973	215,483	19,054	33,872	390,406	9,868	(61)
AllianzGI Income & Growth	311,254	404,210	43,497	55,286	723,553	15,898	(44)
AllianzGI International Managed Volatility	158,774	288,540	27,950	43,046	444,175	9,190	(112)
AllianzGI International Small-Cap	129,182	635,421	248,571	148,240	660,718	2,220	13,469
AllianzGI NFJ Dividend Value	344,176	404,078	102,023	163,478	783,861	16,893	1,806
AllianzGI NFJ Global Dividend Value	343,394	374,327	199,484	123,773	630,515	13,993	7,835
AllianzGI NFJ International Small-Cap Value	—	198,175	1,376	1,399	198,194	—	(4)
AllianzGI NFJ International Value	275,893	621,421	180,899	96,920	785,510	14,741	793
AllianzGI NFJ Mid-Cap Value	286,475	360,302	193,694	156,383	591,983	8,727	13,658
AllianzGI Opportunity	146,685	21,054	180,141	—	—	—	19,245
AllianzGI Short Duration High Income	139,613	533,217	18,226	2,336	654,841	16,376	(138)
AllianzGI U.S. Emerging Growth	143,975	148,541	183,459	72,021	199,596	—	26,678
AllianzGI U.S. Managed Volatility	172,232	509,823	133,245	49,726	589,065	7,665	(1,906)
PIMCO CommoditiesPLUS® Strategy	286,764	542,577	193,964	(6,873)	612,280	2,638	(12,487)
PIMCO CommodityRealReturn Strategy	282,844	431,419	367,441	(23,987)	262,705	5,612	(67,948)
PIMCO Floating Income	252,526	445,554	31,069	2,173	656,517	22,006	(881)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	184,478	211,183	373,284	—	—	8,953	(19,905)
PIMCO Income	325,457	484,032	148,956	5,547	656,430	29,989	(66)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	—	626,538	15,172	16,446	627,849	3,087	37
PIMCO Long-Term U.S. Government	109,407	61,998	154,050	—	—	365	(15,119)
PIMCO Mortgage Opportunities	—	674,718	80,657	(1,576)	590,404	16,454	(2,081)
PIMCO Real Return	178,041	112,475	277,801	—	—	2,666	(5,285)
PIMCO RealEstateRealReturn Strategy	111,823	148,036	203,199	—	—	20,409	(51,515)
PIMCO Short-Term	82,855	43,177	125,807	—	—	188	791
PIMCO Total Return	27,668	17,222	43,375	—	—	610	(635)
Totals	$5,149,345	$10,074,795	$4,235,493	$1,191,163	$11,860,058	$240,906	$(51,738)

AllianzGI Retirement 2050:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$115,395	$600,764	$96,554	$119,329	$741,199	$2,577	$2,077
AllianzGI Disciplined Equity	493,555	143,189	458,033	129,829	268,357	5,858	83,587
AllianzGI Emerging Markets Opportunities	378,956	426,879	163,850	136,894	664,343	4,595	(3,080)
AllianzGI Global Commodity Equity	230,151	200,983	180,038	75,126	293,556	1,344	10,742
AllianzGI Global Managed Volatility	273,814	142,244	42,449	44,900	399,350	10,466	(801)
AllianzGI Income & Growth	547,567	304,949	101,693	131,961	810,190	18,484	(1,686)
AllianzGI International Managed Volatility	275,773	213,155	50,964	42,589	467,639	10,443	(675)
AllianzGI International Small-Cap	254,090	571,569	308,515	226,471	681,498	2,755	20,825
AllianzGI NFJ Dividend Value	583,455	279,039	145,373	257,107	875,740	19,584	1,176
AllianzGI NFJ Global Dividend Value	545,455	247,059	242,803	139,822	671,616	15,089	8,495
AllianzGI NFJ International Small-Cap Value	—	226,979	—	1,617	228,596	—	—
AllianzGI NFJ International Value	468,890	509,274	255,655	86,647	800,521	16,009	2,326

290	November 30, 2013 |	Annual Report

AllianzGI Retirement 2050 (cont’d)
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI NFJ Mid-Cap Value	$214,919	$309,246	$307,042	$80,021	$293,815	$4,124	$17,312
AllianzGI NFJ Small-Cap Value	292,076	21,991	—	170,679	383,686	4,963	—
AllianzGI Opportunity	258,127	35,008	311,444	—	—	—	22,316
AllianzGI Short Duration High Income	226,540	151,267	55,067	3,241	321,682	13,846	(567)
AllianzGI U.S. Emerging Growth	269,811	120,891	256,962	124,246	249,068	—	36,710
AllianzGI U.S. Managed Volatility	270,130	510,995	161,454	87,723	669,891	8,132	358
PIMCO CommoditiesPLUS® Strategy	466,456	461,070	266,089	(7,707)	634,402	2,790	(31,892)
PIMCO CommodityRealReturn Strategy	464,102	327,410	430,773	(24,760)	270,807	6,096	(80,650)
PIMCO Floating Income	413,519	273,340	71,965	(2,510)	604,739	23,278	(985)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	285,208	130,621	393,522	—	—	9,191	(18,578)
PIMCO Income	508,989	244,186	214,480	11,820	536,357	28,790	1,376
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	—	673,555	19,057	17,563	671,855	3,204	(206)
PIMCO Long-Term U.S. Government	186,032	14,401	182,353	—	—	401	(15,413)
PIMCO Mortgage Opportunities	—	575,969	37,338	(900)	536,645	14,715	(1,086)
PIMCO RealEstateRealReturn Strategy	180,691	100,465	224,056	—	—	21,639	(44,847)
PIMCO Short-Term	135,200	11,791	146,755	—	—	204	1,168
PIMCO Total Return	45,232	6,743	50,403	—	—	651	51
Totals	$8,384,133	$7,835,032	$5,174,687	$1,851,708	$12,075,552	$249,228	$8,053

AllianzGI Retirement 2055:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$45,718	$205,887	$14,110	$45,250	$282,983	$1,115	$141
AllianzGI Disciplined Equity	195,968	31,954	162,067	27,064	100,885	2,534	30,120
AllianzGI Emerging Markets Opportunities	150,516	125,292	29,342	30,491	256,180	1,988	704
AllianzGI Global Commodity Equity	91,407	60,230	59,403	18,786	108,828	581	5,734
AllianzGI Global Managed Volatility	108,708	34,210	2,733	19,992	150,382	4,527	52
AllianzGI Income & Growth	217,407	68,978	6,726	30,606	303,141	7,265	(59)
AllianzGI International Managed Volatility	109,297	60,100	4,098	25,858	177,042	4,518	58
AllianzGI International Small-Cap	100,670	179,805	88,342	72,207	255,363	1,178	7,761
AllianzGI NFJ Dividend Value	231,665	54,947	19,098	91,012	328,553	7,783	747
AllianzGI NFJ Global Dividend Value	216,610	44,834	58,381	65,866	251,212	5,994	4,569
AllianzGI NFJ International Small-Cap Value	—	84,946	—	603	85,549	—	—
AllianzGI NFJ International Value	186,224	154,696	68,380	58,152	303,979	6,191	2,246
AllianzGI NFJ Mid-Cap Value	200,631	54,018	63,803	83,838	252,539	4,405	6,676
AllianzGI Opportunity	112,230	12,246	132,333	—	—	—	14,606
AllianzGI Short Duration High Income	89,479	38,841	2,806	1,653	125,175	5,353	(92)
AllianzGI U.S. Emerging Growth	107,141	23,209	83,361	35,416	91,381	—	20,372
AllianzGI U.S. Managed Volatility	107,216	176,268	51,586	26,565	250,525	3,510	(189)
PIMCO CommoditiesPLUS® Strategy	182,981	121,052	58,796	(1,557)	235,179	1,132	(2,772)
PIMCO CommodityRealReturn Strategy	181,696	100,874	146,866	(9,086)	101,072	2,390	(30,116)
PIMCO Floating Income	164,198	67,545	4,463	8,204	223,945	8,993	(92)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	111,638	33,176	135,892	—	—	3,796	(7,363)
PIMCO Income	200,583	62,796	62,755	5,945	200,218	11,255	1,129
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	—	245,659	1,263	6,499	250,886	1,197	(9)

Annual Report	| November 30, 2013	291

Notes to Financial Statements (cont’d)

November 30, 2013

AllianzGI Retirement 2055 (cont’d)
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
PIMCO Long-Term U.S. Government	$71,558	$6,930	$70,682	—	—	$171	$(6,890)
PIMCO Mortgage Opportunities	—	203,407	2,734	$(562)	$200,039	5,531	(72)
PIMCO RealEstateRealReturn Strategy	71,291	29,773	79,917	—	—	8,832	(14,120)
PIMCO Short-Term	54,301	2,507	56,703	—	—	87	790
PIMCO Total Return	18,043	1,834	19,197	—	—	277	111
Totals	$3,327,176	$2,286,014	$1,485,837	$642,802	$4,535,056	$100,603	$34,042

AllianzGI Retirement Income:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	—	$318,838	$126,763	$29,516	$227,996	—	$6,405
AllianzGI Disciplined Equity	$299,848	36,147	360,707	—	—	$3,768	85,463
AllianzGI Emerging Markets Opportunities	151,420	592,300	284,618	43,782	479,291	2,140	(5,165)
AllianzGI Global Commodity Equity	301,005	181,770	270,817	69,029	261,957	1,937	9,874
AllianzGI Global Managed Volatility	449,151	109,139	323,927	42,021	262,909	18,477	22,347
AllianzGI Income & Growth	1,185,640	344,714	585,004	149,810	1,056,647	35,531	9,874
AllianzGI International Small-Cap	—	706,617	555,608	54,970	261,105	179	55,126
AllianzGI NFJ Dividend Value	1,046,435	236,967	722,707	264,714	791,049	30,747	80,872
AllianzGI NFJ Global Dividend Value	894,213	219,779	882,703	101,820	397,723	22,446	105,017
AllianzGI NFJ International Small-Cap Value	—	131,659	350	932	132,242	—	1
AllianzGI NFJ International Value	299,793	404,448	187,842	62,321	556,351	6,801	5,702
AllianzGI NFJ Mid-Cap Value	196,717	258,571	419,787	23,749	99,450	4,356	45,459
AllianzGI NFJ Small-Cap Value	245,452	18,481	—	106,257	322,438	4,170	—
AllianzGI Short Duration High Income	586,149	468,869	263,109	10,209	790,527	39,005	(2,194)
AllianzGI U.S. Emerging Growth	302,787	101,634	506,787	—	—	—	121,687
AllianzGI U.S. Managed Volatility	450,207	487,071	574,237	40,330	395,076	13,049	(3,166)
PIMCO 1-5 Year U.S. TIPS Index	1,745,967	3,616,768	2,070,882	7,552	3,298,666	2,694	29,916
PIMCO CommoditiesPLUS® Strategy	301,215	380,875	134,184	(10,527)	525,669	2,143	(6,473)
PIMCO CommodityRealReturn Strategy	742,929	171,780	820,605	—	—	5,905	(115,114)
PIMCO Floating Income	293,788	609,842	224,080	(5,583)	661,020	24,931	(4,192)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	1,907,054	1,095,177	1,407,334	21,638	1,452,209	79,798	(69,784)
PIMCO Income	2,795,654	973,613	1,106,384	185,028	2,642,952	177,917	(6,395)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	—	716,559	81,296	25,228	660,803	5,419	312
PIMCO Long-Term U.S. Government	608,515	123,366	693,514	—	—	6,583	(27,982)
PIMCO Mortgage Opportunities	—	2,514,329	650,301	(7,082)	1,846,421	62,530	(10,525)
PIMCO Real Return	9,245,645	2,957,055	7,778,435	148,941	3,274,921	161,584	(539,730)
PIMCO RealEstateRealReturn Strategy	144,450	67,789	173,671	—	—	16,963	(30,258)
PIMCO Short-Term	1,486,946	4,312,477	2,374,856	44,958	3,426,639	23,738	(4,904)
PIMCO Total Return	879,301	239,108	1,050,703	—	—	28,856	(6,205)
Totals	$26,560,281	$22,395,742	$24,631,211	$1,409,613	$23,824,061	$781,667	$(254,032)

292	November 30, 2013 |	Annual Report

AllianzGI Global Allocation:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$2,622,397	$4,736,418	$1,171,979	$1,226,818	$7,449,347	$51,828	$29,525
AllianzGI Disciplined Equity	6,243,274	284,525	7,362,982	—	—	78,462	2,624,700
AllianzGI Emerging Markets Opportunities	7,376,884	3,639,898	1,716,008	2,683,169	9,669,974	98,903	(33,734)
AllianzGI Global Commodity Equity	6,309,200	1,644,639	4,505,967	1,256,191	4,203,259	39,812	791,350
AllianzGI Global Managed Volatility	8,091,061	717,160	2,990,858	1,024,287	6,378,835	332,853	263,134
AllianzGI Income & Growth	6,253,644	685,917	1,083,460	1,446,757	6,445,359	183,331	86,969
AllianzGI International Managed Volatility	6,242,167	427,242	781,057	1,470,730	6,440,234	256,709	43,797
AllianzGI International Small-Cap	3,829,986	6,836,241	2,161,031	3,421,811	10,755,532	41,037	77,794
AllianzGI NFJ Dividend Value	8,389,558	642,717	2,828,675	2,476,841	8,044,540	243,477	202,054
AllianzGI NFJ Global Dividend Value	11,510,232	565,744	2,531,861	2,855,099	11,764,227	282,499	226,492
AllianzGI NFJ International Small-Cap Value	—	2,127,273	—	15,101	2,142,374	—	—
AllianzGI NFJ International Value	13,662,070	5,929,512	3,375,531	2,264,922	18,146,083	373,700	54,884
AllianzGI NFJ Mid-Cap Value	486,171	9,890	514,221	57	100	9,890	234,897
AllianzGI NFJ Small-Cap Value	6,569,371	494,623	—	4,074,282	8,629,862	111,620	—
AllianzGI Opportunity	1,519,079	65,738	1,687,058	—	—	—	825,378
AllianzGI Short Duration High Income	5,147,853	2,753,502	399,479	94,817	7,489,831	285,137	(2,746)
AllianzGI U.S. Emerging Growth	5,270,835	448,742	5,357,747	1,060,480	2,110,027	—	2,101,640
AllianzGI U.S. Managed Volatility	4,332,195	3,482,076	1,616,987	1,121,532	6,608,615	125,568	(29,874)
PIMCO CommoditiesPLUS® Strategy	3,119,003	4,017,378	482,325	(336,056)	6,409,958	22,458	(146,362)
PIMCO CommodityRealReturn Strategy	4,107,462	544,967	4,084,557	—	—	31,793	(767,180)
PIMCO Floating Income	7,237,916	9,548,917	5,839,910	(64,410)	10,727,175	450,329	(84,416)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	14,460,739	2,192,471	9,200,607	669,822	6,417,119	526,138	(56,447)
PIMCO Income	21,677,010	3,295,758	3,469,129	1,685,660	21,427,275	1,294,148	52,305
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	—	10,477,996	345,142	611,094	10,746,258	136,942	2,310
PIMCO Long-Term U.S. Government	4,043,179	400,063	4,003,473	—	—	9,543	(395,073)
PIMCO Mortgage Opportunities	—	13,778,084	3,002,348	(36,849)	10,720,198	386,208	(18,689)
PIMCO Real Return	11,094,070	938,158	11,496,408	—	—	116,142	(18,933)
PIMCO Short-Term	11,273,799	8,347,004	4,731,708	169,034	14,906,740	107,121	30,577
PIMCO Total Return	12,334,167	1,498,988	13,110,744	—	—	302,978	492,899
Totals	$193,203,322	$90,531,641	$99,851,252	$29,191,189	$197,632,922	$5,898,626	$6,587,251

AllianzGI Global Growth Allocation:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$92,616	$619,923	$374,986	$77,586	$435,813	$2,146	$20,440
AllianzGI Disciplined Equity	405,317	58,620	513,254	—	—	5,094	162,344
AllianzGI Emerging Markets Opportunities	444,151	227,760	350,245	134,828	336,314	6,278	18,939
AllianzGI Global Commodity Equity	254,362	273,164	373,954	73,251	198,196	1,637	27,850
AllianzGI Global Managed Volatility	285,616	108,270	153,029	41,900	264,473	11,750	7,021
AllianzGI Income & Growth	366,281	79,776	309,953	43,498	167,161	8,906	43,697
AllianzGI International Managed Volatility	219,077	169,011	143,194	34,502	267,100	9,081	1,052
AllianzGI International Small-Cap	240,635	284,390	349,781	155,351	270,124	2,658	38,792
AllianzGI NFJ Dividend Value	442,903	64,141	448,954	64,071	134,361	11,048	148,134
AllianzGI NFJ Emerging Markets Value	—	406,993	134,543	1,302	270,162	4,131	(3,590)
AllianzGI NFJ Global Dividend Value	551,939	72,535	440,450	66,101	267,056	12,280	51,568
AllianzGI NFJ International Small-Cap Value	—	357,131	126,723	29,317	267,351	159	7,626

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Notes to Financial Statements (cont’d)

November 30, 2013

AllianzGI Global Growth Allocation (cont’d)
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI NFJ International Value	$698,834	$313,429	$680,276	$72,729	$403,684	$13,600	$28,549
AllianzGI NFJ Large Cap Value	—	185,910	57,725	6,798	134,688	863	(295)
AllianzGI NFJ Mid-Cap Value	33,196	78,754	116,636	318	1,926	735	14,514
AllianzGI NFJ Small-Cap Value	411,509	30,983	—	242,505	540,579	6,992	—
AllianzGI Opportunity	227,348	16,402	259,099	—	—	—	25,669
AllianzGI Short Duration High Income	145,130	237,888	183,910	3,244	198,922	9,278	(258)
AllianzGI U.S. Emerging Growth	217,669	172,850	466,512	—	—	—	165,665
AllianzGI U.S. Managed Volatility	190,333	508,804	325,829	75,411	399,184	5,517	(3,293)
AllianzGI Ultra Micro Cap	—	312,222	108,974	31,171	240,816	—	6,397
PIMCO CommoditiesPLUS® Strategy	183,674	342,139	316,112	1,810	199,450	1,432	(29,244)
PIMCO CommodityRealReturn Strategy	218,354	144,432	279,988	(1,045)	66,612	1,965	(22,355)
PIMCO Floating Income	197,992	701,891	892,557	—	—	9,579	(460)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	260,242	119,173	369,051	—	—	6,645	380
PIMCO Income	521,375	114,271	447,282	19,070	186,227	23,005	10,347
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	—	624,762	245,626	27,904	399,319	16,134	(7,721)
PIMCO Long-Term U.S. Government	151,333	12,038	147,010	—	—	356	(14,720)
PIMCO Mortgage Opportunities	—	389,671	254,365	(299)	132,607	7,206	(2,400)
PIMCO Short-Term	—	268,407	65,010	1,074	204,666	851	195
Totals	$6,759,886	$7,295,740	$8,935,028	$1,202,397	$5,986,791	$179,326	$694,843

AllianzGI Dynamic Emerging Multi-Asset:
	Market Value 12/17/2012*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
PIMCO CommodityRealReturn Strategy	—	$253,300	$242,876	—	—	$1,300	$(10,424)
PIMCO Emerging Markets Bond	—	3,123,766	1,581,270	$(111,626)	$1,274,364	95,766	(156,506)
PIMCO Emerging Markets Currency	—	501,894	—	5,311	507,205	1,894	—
Totals	—	$3,878,960	$1,824,146	$(106,315)	$1,781,569	$98,960	$(166,930)

AllianzGI Multi-Asset Real Return:
	Market Value 12/17/2012*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2013	Dividend Income	Net Realized Gain(Loss)
AllianzGI Global Commodity Equity	—	$1,606,241	$200,000	$180,825	$1,579,890	$6,240	$(7,176)
PIMCO CommoditiesPLUS® Strategy	—	1,104,591	1,095,883	—	—	4,591	(8,708)
PIMCO CommodityRealReturn Strategy	—	1,127,922	—	(14,714)	1,113,208	2,040	—
Totals	—	$3,838,754	$1,295,883	$166,111	$2,693,098	$12,871	$(15,884)

*	Commencement of operations

12.	FUND EVENTS

(a) Sub-Adviser Changes and Mergers

On December 31, 2012, the portfolio management agreement between RCM Capital Management LLC (“RCM”) and RCM Asia Pacific Limited (“RCM AP”) terminated with respect to AllianzGI China Equity Fund. RCM assumed RCM AP’s responsibilities for the day-to-day management of AllianzGI China Equity Fund.

Effective as of the close of business on December 31, 2012, Allianz Global Investors Capital LLC was renamed Allianz Global Investors U.S. LLC (“AllianzGI U.S.”). Effective January 1, 2013, Allianz Global Investors Solutions LLC merged into AllianzGI U.S. by means of a statutory merger (the “AGI Solutions Restructuring”). Allianz Global Investors Solutions LLC and AllianzGI U.S. were each, and AllianzGI U.S. continues to be, direct, wholly-owned subsidiaries of their managing member, Allianz Global Investors U.S. Holdings LLC. Upon completion of the AGI Solutions Restructuring, AllianzGI U.S. succeeded to the

294	November 30, 2013 |	Annual Report

advisory business of Allianz Global Investors Solutions LLC. This occurred by operation of law. On April 1, 2013, RCM and Caywood-Scholl Capital Management LLC (“Caywood”) merged into AllianzGI U.S. by means of a statutory merger (the “RCM/Caywood Restructuring”). Upon completion of the RCM/ Caywood Restructuring, AllianzGI U.S. succeeded to the advisory businesses of RCM and Caywood. This occurred by operation of law. NFJ remains a separate registered investment adviser and wholly owned subsidiary of AllianzGI U.S.

(b) New Funds

On December 3, 2012, both of AllianzGI Structured Alpha and AllianzGI U.S. Equity Hedged commenced operations as a series of the Trust, with each Fund offering Class A, C, D, P and Institutional Class shares.

On December 17, 2012, both of AllianzGI Dynamic Emerging Multi- Asset and AllianzGI Multi-Asset Real Return commenced operations as a series of the Trust, with each Fund offering Class A, C, D, P and Institutional Class shares.

On December 18, 2012, AllianzGI NFJ Emerging Markets Value commenced operations as a series of the Trust offering Class A, C, D, P and Institutional Class shares.

On July 1, 2013, AllianzGI Global Fundamental Strategy commenced operations as a series of the Trust offering Class A, C, D, P and Institutional Class shares.

(c) Name Changes

Effective January 28, 2013, the Fund names changed as set forth below:

Current Fund Name	Prior Fund Name
AllianzGI Retirement 2015 Fund	Allianz Global Investors Solutions 2015 Fund
AllianzGI Retirement 2020 Fund	Allianz Global Investors Solutions 2020 Fund
AllianzGI Retirement 2025 Fund	Allianz Global Investors Solutions 2025 Fund
AllianzGI Retirement 2030 Fund	Allianz Global Investors Solutions 2030 Fund
AllianzGI Retirement 2035 Fund	Allianz Global Investors Solutions 2035 Fund
AllianzGI Retirement 2040 Fund	Allianz Global Investors Solutions 2040 Fund
AllianzGI Retirement 2045 Fund	Allianz Global Investors Solutions 2045 Fund
AllianzGI Retirement 2050 Fund	Allianz Global Investors Solutions 2050 Fund
AllianzGI Retirement 2055 Fund	Allianz Global Investors Solutions 2055 Fund
AllianzGI Retirement Income Fund	Allianz Global Investors Solutions Retirement Income Fund
AllianzGI Global Allocation Fund	Allianz Global Investors Solutions Global Allocation Fund
AllianzGI Global Growth Allocation Fund	Allianz Global Investors Solutions Global Growth Allocation Fund

Current Fund Name	Prior Fund Name
AllianzGI Behavioral Advantage Large Cap Fund	Allianz F&T Behavioral Advantage Large Cap Fund
AllianzGI China Equity Fund	Allianz RCM China Equity Fund
AllianzGI Convertible Fund	Allianz AGIC Convertible Fund
AllianzGI Disciplined Equity Fund	Allianz RCM Disciplined Equity Fund
AllianzGI Global Managed Volatility Fund	Allianz AGIC Global Managed Volatility Fund
AllianzGI Global Water Fund	Allianz RCM Global Water Fund
AllianzGI High Yield Bond Fund	Allianz AGIC High Yield Bond Fund
AllianzGI International Small-Cap Fund	Allianz RCM International Small-Cap Fund
AllianzGI Micro Cap Fund	Allianz AGIC Micro Cap Fund
AllianzGI NFJ Global Dividend Value Fund	Allianz NFJ Global Dividend Value Fund
AllianzGI NFJ International Small-Cap Value Fund	Allianz NFJ International Small-Cap Value Fund
AllianzGI NFJ International Value II Fund	Allianz NFJ International Value II Fund
AllianzGI Redwood Fund	Allianz RCM Redwood Fund
AllianzGI Short Duration High Income Fund	Allianz RCM Short Duration High Income Fund
AllianzGI U.S. Emerging Growth Fund	Allianz AGIC U.S. Emerging Growth Fund
AllianzGI Ultra Micro Cap Fund	Allianz AGIC Ultra Micro Cap Fund

(d)	Fund Liquidations

On April 19, 2013, AllianzGI Focused Opportunity Fund liquidated.

(e)	New Share Classes

On April 1, 2013, the Institutional Class shares of the Target Date Funds were reclassified as “Class R6” shares, a new share class of the Trust. The contractual fee rate imposed on Class R6 shares under the Trust’s Administration Agreement with the Investment Manager is five basis points lower than the fee rate imposed on Institutional Class shares, resulting in a correspondingly lower total expense ratio (gross of expense waivers) for Class R6 shares. Because of a five basis point reduction in the level of the expense waiver, the net expense ratio for Class R6 shares after the reclassification remained unchanged from Institutional Class shares before the reclassification.

(f)	Upcoming Policy Change for AllianzGI NFJ International Value II

Currently, AllianzGI NFJ International Value II seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in stocks and other equity securities of non-U.S. companies with market capitalizations greater than $1 billion. Effective October 22, 2013, the Board approved the removal of the requirement to provide shareholders with the notice required by Rule 35d-1 with respect to any changes in this policy, which the Trust had previously undertaken to provide. Although this policy resembles a Rule 35d-1 policy, the Fund is not required to have such a policy and it may be changed without prior notice to shareholders. Effective April 1, 2014, the investment policy set forth above will be revised as follows: The Fund seeks to achieve its investment objective by normally investing at least

Annual Report	| November 30, 2013	295

Notes to Financial Statements (cont’d)

November 30, 2013

80% of its net assets (plus borrowings made for investment purposes) in non-U.S. equity securities with market capitalizations greater than $1 billion.

13.	PAYMENTS FROM AFFILIATES

During the year ended November 30, 2013, the sub-adviser for AllianzGI China Equity reimbursed the Fund $34,556 ($0.12 per share) for trading errors.

14.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On December 2, 2013, AllianzGI Best Styles Global Equity Fund commenced operations as a series of the Trust, offering Class R6 shares. The investment objective of the Fund is to seek long-term capital appreciation.

On December 12, 2013, the following Funds declared per-share capital gain distributions to shareholders, payable December 12, 2013 to shareholders of record on December 11, 2013:

	Short-Term Capital Gains	Long-Term Capital Gains
AllianzGI Behavioral Advantage Large Cap	$0.37390	$0.46246
AllianzGI Convertible	NA	0.42739
AllianzGI Disciplined Equity	0.05447	1.78712
AllianzGI Global Fundamental Strategy	0.06165	NA
AllianzGI Global Managed Volatility	0.11608	0.21528
AllianzGI High Yield Bond	0.06077	0.02502
AllianzGI International Small-Cap	0.68119	2.32059
AllianzGI Micro Cap	NA	0.81625

	Short-Term Capital Gains	Long-Term Capital Gains
AllianzGI NFJ Global Dividend Value	$0.20625	$0.38809
AllianzGI NFJ International Small-Cap Value	0.26984	0.10121
AllianzGI NFJ International Value II	0.02927	0.61237
AllianzGI Redwood	NA	0.57332
AllianzGI Structured Alpha	0.25541	0.42746
AllianzGI Ultra Micro Cap	NA	0.04984
AllianzGI U.S. Emerging Growth	0.13799	1.08735
AllianzGI U.S. Equity Hedged	0.22745	NA

On December 19, 2013, the following Funds declared per-share net investment income dividends to shareholders, payable December 19, 2013 to shareholders of record on December 18, 2013:

Fund Name	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AllianzGI Behavioral Advantage Large Cap	$0.23656	$0.13657	$0.05626	NA	$0.14875	$0.18777	NA
AllianzGI China Equity	0.07288	0.00024	0.00009	NA	0.00035	0.12081	NA
AllianzGI Convertible	0.42269	0.36733	0.41258	$0.39534	0.44625	0.44520	$0.42690
AllianzGI Disciplined Equity	0.00001	0.17443	0.29717	NA	0.32179	0.35032	NA
AllianzGI High Yield Bond	0.05754	0.05046	0.05746	0.05509	0.05918	0.06000	0.05782
AllianzGI Global Fundamental Strategy	0.11660	0.05963	0.11660	NA	0.12791	0.13612	NA
AllianzGI Global Managed Volatility	0.57816	0.54093	0.50729	NA	0.60068	0.61735	NA
AllianzGI Global Water	0.02806	0.00001	0.01875	NA	0.04733	0.10611	NA
AllianzGI International Small-Cap	0.44438	0.13097	0.62254	0.48281	0.40357	0.35162	0.36612
AllianzGI NFJ Emerging Markets Value	0.21834	0.19170	0.22013	NA	0.22607	0.22950	NA
AllianzGI NFJ Global Dividend Value	0.22433	0.18370	0.21955	NA	0.23618	0.23592	NA
AllianzGI NFJ International Small-Cap Value	0.25995	0.32619	0.17301	NA	0.19292	0.31742	NA
AllianzGI NFJ International Value II	0.27675	0.24304	0.27669	NA	0.28347	0.28800	NA
AllianzGI Short Duration High Income	0.07750	0.07415	0.07795	NA	0.08012	0.08143	NA
AllianzGI U.S. Equity Hedged	0.15428	0.18083	0.07549	NA	0.06974	0.11376	NA

296	November 30, 2013 |	Annual Report

On December 27, 2013, the following Funds declared per-share net investment income dividends and/or capital gain distributions to shareholders, payable December 27, 2013 to shareholders of record on December 26, 2013:

Fund Name	Class A	Class B	Class C	Class D	Class R6	Class R	Class P	Institutional Class	Administrative Class	Short- Term Capital Gains	Long- Term Capital Gains
AllianzGI Retirement 2015	$0.40437	NA	$0.19133	$0.24011	$0.44699	$0.15404	$0.42634	NA	$0.39588	NA	NA
AllianzGI Retirement 2020	0.38072	NA	0.18490	0.32841	0.41965	0.27666	0.39908	NA	0.37202	NA	NA
AllianzGI Retirement 2025	0.32139	NA	NA	NA	0.35933	0.26540	0.34054	NA	0.32082	NA	NA
AllianzGI Retirement 2030	0.47299	NA	0.28139	0.42975	0.51071	0.36394	0.49917	NA	0.46868	NA	NA
AllianzGI Retirement 2035	0.39860	NA	NA	NA	0.42493	0.30446	0.41481	NA	0.38994	NA	NA
AllianzGI Retirement 2040	0.50577	NA	0.33332	0.43195	0.53640	0.40236	0.52572	NA	0.49328	NA	NA
AllianzGI Retirement 2045	0.44581	NA	NA	NA	0.47242	0.35621	0.46672	NA	0.43902	NA	NA
AllianzGI Retirement 2050	0.56729	NA	0.44151	0.52423	0.58833	0.45495	0.58803	NA	0.55947	NA	NA
AllianzGI Retirement 2055	0.51632	NA	NA	NA	0.52634	0.43354	0.52626	NA	0.50545	NA	$0.05870
AllianzGI Retirement Income	0.03583	NA	0.00001	0.02405	0.04858	0.01403	0.04406	NA	0.03121	NA	NA
AllianzGI Global Allocation	0.06213	$0.03812	0.03978	0.06383	NA	0.05783	0.07000	$0.06960	0.06187	NA	NA
AllianzGI Global Growth Allocation	0.72095	NA	0.52583	0.73973	NA	0.72771	0.75656	0.75472	0.71678	$0.26493	2.49026
AllianzGI Dynamic Emerging Multi-Asset	0.21935	NA	0.27277	0.22568	NA	NA	0.24008	0.25393	NA	NA	NA
AllianzGI Multi-Asset Real Return	0.27362	NA	0.23929	0.24633	NA	NA	0.26941	0.28992	NA	0.01755	NA

Effective January 16, 2014, shares of AllianzGI Convertible and shares of AllianzGI Ultra Micro Cap will not be available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds will no longer be permitted to exchange any of their shares for shares of AllianzGI Convertible or AllianzGI Ultra Micro Cap, with certain exceptions.

There were no other subsequent events identified that require recognition or disclosure.

Annual Report	| November 30, 2013	297

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Allianz Funds Multi-Strategy Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund, AllianzGI Retirement Income Fund, AllianzGI Global Allocation Fund, AllianzGI Global Growth Allocation Fund, AllianzGI Behavioral Advantage Large Cap Fund, AllianzGI China Equity Fund, AllianzGI Convertible Fund, AllianzGI Disciplined Equity Fund, AllianzGI Dynamic Emerging Multi-Asset Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Global Managed Volatility Fund, AllianzGI Global Water Fund, AllianzGI High Yield Bond Fund, AllianzGI International Small-Cap Fund, AllianzGI Micro Cap Fund, AllianzGI Multi-Asset Real Return Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI NFJ Global Dividend Value Fund, AllianzGI NFJ International Small-Cap Value Fund, AllianzGI NFJ International Value II Fund, AllianzGI Redwood Fund, AllianzGI Short Duration High Income Fund, AllianzGI Structured Alpha Fund, AllianzGI Ultra Micro Cap Fund, AllianzGI U.S. Emerging Growth Fund and AllianzGI U.S. Equity Hedged Fund, each a fund of the Allianz Funds Multi-Strategy Trust (hereafter referred to as the “Funds”) at November 30, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian, agent banks, brokers and transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 27, 2014

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Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve the investment management agreement and sub-advisory agreement for each New Fund (as defined below).

The new agreements approved during the period covered by this report relate to the organization of AllianzGI Global Fundamental Strategy Fund (“Fundamental Strategy Fund”) and AllianzGI Best Styles Global Equity Fund (“Best Styles Fund” and, together with Fundamental Strategy Fund, the “New Funds”). At an in-person meeting held on June 25, 2013, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Trust’s Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) on behalf of Fundamental Strategy Fund with Allianz Global Investors Fund Management LLC (the “Investment Manager”) and the Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Manager and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Adviser”) with respect to Fundamental Strategy Fund, a new series of the Trust, which commenced operations on July 1, 2013. The Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Agreements”. On September 18, 2013, at an in-person meeting, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Agreements with respect to Best Styles Fund, a new series of the Trust, which commenced operations on December 2, 2013.

The material factors and conclusions that formed the basis of these approvals for the New Funds are discussed below.

The Independent Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during their contract review meetings.

In connection with their deliberations regarding the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees considered the nature, quality, and extent of the various investment management, administrative and other services to be performed with respect to the New Funds by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their deliberations, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information compiled from Morningstar Direct (“Morningstar”), an independent third party, on the investment performance for various time periods, including annualized return performance information for certain time periods, of groups of funds with investment classifications and/or objectives comparable to those proposed for the New Funds, (ii) information on each New Fund’s management fees and other anticipated expenses and information compiled from Morningstar on the management fees and other expenses of comparable funds, (iii) with respect to Fundamental Strategy Fund, information regarding the fees of other funds managed by the Investment Manager, the Sub-Adviser or an affiliate with similar (although not substantially similar) investment objective(s) and policies to those of Fundamental Strategy Fund, (iv) with respect to Best Styles Fund, information regarding the fees of other accounts managed by the Investment Manager, the Sub- Adviser or an affiliate with similar investment objective(s) and policies to those of the Best Styles Fund, (v) an estimate of the profitability to the Investment Manager from its relationship with each New Fund during its first year, (vi) descriptions of various functions to be performed by the Investment Manager and the Sub-Adviser for the New Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the New Funds.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in their deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each New Fund. However, they also took into account the common interests of all series of the Trust in their review. The Trustees also took into account that the Investment Manager had proposed to observe certain management fee waivers and/or expense limitations for the New Funds. The Trustees also considered the risk profile of each New Fund.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Adviser to provide high quality investment management and other services to the New Funds. Among other information, they considered the investment philosophy and research and decision-making processes of AllianzGI U.S.; the experience of key advisory personnel of AllianzGI U.S. or its affiliates who would be responsible for portfolio management of the New Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s expected services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the New Funds; the nature, extent and quality of certain administrative services

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Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

the Investment Manager would be responsible for providing to the New Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the New Funds in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that AllianzGI U.S.’s investment processes, research capabilities and philosophy were well suited to each New Fund, given its investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to meet any reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of the New Funds’ proposed fees under the Agreements, the Trustees considered, among other information, each New Fund’s proposed management fee and its expected net expense ratio as a percentage of anticipated average daily net assets, taking into account the management fee waiver and/or expense limitation arrangements that the Investment Manager would observe, and the advisory fees and net expense ratios of peer groups of funds based on information compiled from Morningstar.

The Trustees considered how the net expense ratio of each New Fund was expected to compare to its Morningstar peers, and considered comparisons of each New Fund’s proposed management fee with the advisory fees of the peer funds. The Trustees took into account that a comparison of each New Fund’s proposed management fee to the advisory fee of peer funds is complicated because each New Fund’s proposed management fee includes a component for administrative services while many peer funds have separate advisory and administration agreements with separate fees. The Trustees therefore placed significant emphasis on the estimated net expense ratio of each New Fund compared to the net expense ratios of the Morningstar peer funds, recognizing that the fees for investment advisory, administrative services and fund operating expenses would be subsumed within the net expense ratio of all funds.

With respect to Fundamental Strategy Fund, the Trustees also considered the management fees charged by the Investment Manager, the Sub-Adviser or an affiliate to other funds with similar investment strategies (although not substantially similar) to the Fundamental Strategy Fund. The Trustees noted that the Investment Manager, the Sub-Adviser and their affiliates do not offer separate accounts with similar investment strategies to Fundamental Strategy Fund. With respect to Best Styles Fund, the Trustees also considered the management fees charged by the Investment Manager, the Sub-Adviser or an affiliate to other funds and accounts with similar investment strategies to Best Styles Fund.

The Trustees also considered the estimated profitability to the Investment Manager from its relationship with each New Fund and determined that such estimated profitability did not appear to be excessive.

The Trustees considered the extent to which the Investment Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the New Funds. The Trustees also took into account that, as open-end investment companies, the New Funds intend to continuously raise assets, so as the assets of the New Funds increase over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs over a larger asset base or across a variety of products and services. In this regard, they also took into account the management fee waiver and/or expense limitation arrangements proposed to be observed by the Investment Manager for the New Funds.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Adviser and their affiliates, such as reputational value derived from serving as investment manager and sub-adviser to the New Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the proposed fees payable under each of the Agreements represent reasonable compensation in light of the nature, extent and quality of the services to be provided by the Investment Manager or the Sub-Adviser, as the case may be, and should be approved for an initial two-year period. Based on their evaluation of factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the initial approval of the Agreements was in the interests of each New Fund and its shareholders and should be approved.

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Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

During the period or year ended November 30, 2013, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

15% Long-Term Capital Gain
AllianzGI Retirement 2020	$54,370
AllianzGI Retirement 2025	2,816
AllianzGI Retirement 2030	51,668
AllianzGI Retirement 2035	3,140
AllianzGI Retirement 2040	31,304
AllianzGI Retirement 2045	2,300
AllianzGI Retirement 2050	29,671
AllianzGI Retirement 2055	2,023
AllianzGI Retirement Income	131,871
AllianzGI Global Growth Allocation	74,549
AllianzGI Behavioral Advantage Large Cap	1,428
AllianzGI Disciplined Equity	519,841
AllianzGI Global Managed Volatility	10,217
AllianzGI Micro Cap	2,229,870
AllianzGI NFJ Global Dividend Value	113,295
AllianzGI Redwood	4,847
AllianzGI Ultra Micro Cap	38,663
AllianzGI U.S. Emerging Growth	479,103

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the period or fiscal year ended November 30, 2013, are designated as “qualified dividend income”:

AllianzGI Retirement 2015	17%
AllianzGI Retirement 2020	19%
AllianzGI Retirement 2025	23%
AllianzGI Retirement 2030	28%
AllianzGI Retirement 2035	34%
AllianzGI Retirement 2040	36%
AllianzGI Retirement 2045	37%
AllianzGI Retirement 2050	37%
AllianzGI Retirement 2055	36%
AllianzGI Retirement Income	15%
AllianzGI Global Allocation	43%
AllianzGI Global Growth Allocation	44%
AllianzGI Behavioral Advantage Large Cap	51%
AllianzGI China Equity	95%
AllianzGI Convertible	24%
AllianzGI Disciplined Equity	100%
AllianzGI Dynamic Emerging Multi-Asset	0%
AllianzGI Global Fundamental Strategy	0%
AllianzGI Global Managed Volatility	52%
AllianzGI Global Water	100%
AllianzGI High Yield Bond	0%
AllianzGI International Small-Cap	100%

AllianzGI Micro Cap	0%
AllianzGI Multi-Asset Real Return	0%
AllianzGI NFJ Emerging Markets Value	100%
AllianzGI NFJ Global Dividend Value	100%
AllianzGI NFJ International Small-Cap Value	100%
AllianzGI NFJ International Value II	100%
AllianzGI Redwood	100%
AllianzGI Short Duration High Income	0%
AllianzGI Structured Alpha	0%
AllianzGI Ultra Micro Cap	0%
AllianzGI U.S. Emerging Growth	0%
AllianzGI U.S. Equity Hedged	0%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the period or fiscal year ended November 30, 2013, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Retirement 2015	10%
AllianzGI Retirement 2020	11%
AllianzGI Retirement 2025	13%
AllianzGI Retirement 2030	14%
AllianzGI Retirement 2035	16%
AllianzGI Retirement 2040	17%
AllianzGI Retirement 2045	17%
AllianzGI Retirement 2050	18%
AllianzGI Retirement 2055	17%
AllianzGI Retirement Income	9%
AllianzGI Global Allocation	20%
AllianzGI Global Growth Allocation	13%
AllianzGI Behavioral Advantage Large Cap	50%
AllianzGI China Equity	0%
AllianzGI Convertible	24%
AllianzGI Disciplined Equity	100%
AllianzGI Dynamic Emerging Multi-Asset	0%
AllianzGI Global Fundamental Strategy	0%
AllianzGI Global Managed Volatility	27%
AllianzGI Global Water	69%
AllianzGI High Yield Bond	0%
AllianzGI International Small-Cap	0%
AllianzGI Micro Cap	0%
AllianzGI Multi-Asset Real Return	0%
AllianzGI NFJ Emerging Markets Value	2%
AllianzGI NFJ Global Dividend Value	46%
AllianzGI NFJ International Small-Cap Value	4%
AllianzGI NFJ International Value II	0%
AllianzGI Redwood	100%
AllianzGI Short Duration High Income	0%
AllianzGI Structured Alpha	0%
AllianzGI Ultra Micro Cap	0%
AllianzGI U.S. Emerging Growth	0%
AllianzGI U.S. Equity Hedged	0%

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Unaudited

Tax Information (cont’d)

Foreign Tax Credit:  The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on November 30, 2013 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI China Equity	$121,357	$0.439355	$7,710	$0.027913
AllianzGI Global Fundamental Strategy	40,314	0.030318	3,252	0.002445
AllianzGI Global Water	3,158,308	0.208075	251,685	0.016581
AllianzGI International Small-Cap	2,014,580	0.680386	154,789	0.052277
AllianzGI NFJ Emerging Markets Value	257,259	0.648534	24,897	0.062764
AllianzGI NFJ Global Dividend Value	1,980,856	0.597494	160,144	0.048305
AllianzGI NFJ International Small-Cap Value	314,058	0.695357	21,448	0.047489
AllianzGI NFJ International Value II	137,072	0.580602	11,634	0.049278

The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on November 30, 2012 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI China Equity	$119,497	$0.426224	$7,632	$0.027222
AllianzGI Global Water	2,423,414	0.231498	147,530	0.014093
AllianzGI International Small-Cap	2,573,867	0.635980	120,174	0.029694
AllianzGI NFJ Global Dividend Value	1,416,409	0.589271	96,587	0.040183
AllianzGI NFJ International Small-Cap Value	59,841	0.280585	3,618	0.016966
AllianzGI NFJ International Value II	126,918	0.588247	9,841	0.045612

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of dividends and distributions received during the calendar year 2013. The amount that will be reported will be the amount to use on the shareholder’s 2013 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended November 30, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

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Privacy Policy

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

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Allianz Funds Multi-Strategy Trust—Board of Trustees

Name, Year of Birth, Position(s) Held with Trust, Length of Service,
Other Trusteeships/Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
Unless otherwise indicated, the address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess Year of Birth: 1939 Chairman of the Board of Trustees since: 2008 Trustee since: 2008 Trustee/Director of 66 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis Year of Birth: 1952 Trustee since: 2011 Trustee/Director of 66 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2010

Trustee/Director of 66 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).

James A. Jacobson Year of Birth: 1945 Trustee since: 2009 Trustee/Director of 66 funds in Fund Complex Trustee/Director of 17 funds in Alpine Mutual Funds Complex	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV Year of Birth: 1945 Trustee since: 2008 Trustee/Director of 66 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport Year of Birth: 1953 Trustee since: 2010 Trustee/Director of 66 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney† Year of Birth: 1959 Trustee since: 2008 Trustee/Director of 86 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex	Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D and R) or 1-800-498-5413 (Class P, R6, Institutional and Administrative classes).

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Allianz Funds Multi-Strategy Trust—Officers

Name, Year of Birth, Position(s) Held with Trust.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Year of Birth: 1964 President since: 2011	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex and of The Korea Fund, Inc.; and President of 56 funds in the Fund Complex. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2011	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 86 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2008	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 86 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2008	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 86 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 86 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 86 funds in the Fund Complex.

Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013	Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 84 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President ant Compliance Manager (2005-2012).

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2008	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 86 funds in the Fund Complex and of The Korea Fund, Inc.

Richard H. Kirk Year of Birth: 1961 Assistant Secretary since: 2008	Director of Allianz Global Investors U.S. Holdings LLC; Director and Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 55 funds in the Fund Complex.

Paul Koo Year of Birth: 1964 Assistant Secretary since: 2013	Director and Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Assistant Secretary of 55 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

Morley D. Campbell Year of Birth: 1981 Assistant Secretary since: 2012	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 35 funds in the Fund Complex.

Thomas W. Oliver Year of Birth: 1971 Assistant Secretary since: 2012	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 35 funds in the Fund Complex.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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Allianz Multi-Strategy Funds

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Paul Koo

Assistant Secretary

Morley D. Campbell

Assistant Secretary

Thomas W. Oliver

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Fuller & Thaler Asset Management, Inc.(1)

411 Borel Avenue, Suite 300

San Mateo, CA 94402

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Class R6, Institutional Class and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Class R6, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Fuller & Thaler Asset Management, Inc. is an independently owned investment firm.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $436 billion in AUM.* With 23 offices in 18 countries and over 500 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

* 9/30/13

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2013. For information about any product, contact your financial advisor.

us.allianzgi.com

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©2013 Allianz Global Investors Distributors LLC	AZ750AR_113013

AGI-2013-12-04-8330

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $587,485 in 2012 and $696,750 in 2013.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2012 and $0 in 2013.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $280,400 in 2012 and $390,740 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculations of excise tax distributions.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Funds Multi-Strategy Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting

Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $4,133,254 and the 2013 Reporting Period was $4,297,514.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.302 CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Funds Multi-Strategy Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel,
President

Date:	January 31, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date:	January 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel,
President

Date:	January 31, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial &
Accounting Officer

Date:	January 31, 2014